Registration No. 33-40823

811-06318

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☐
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 50	☒

and/or

REGISTRATION STATEMENT
UNDER
THE INVESTMENT COMPANY ACT OF 1940	☒
Effective Amendment No. 50

(Check appropriate box or boxes)

Consulting Group Capital Markets Funds

(Exact Name of Registrant as Specified in Charter)

222 Delaware Avenue

Wilmington, Delaware 19801

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code:

(800) 444-4273

CT Corp

155 Federal Street Suite 700

Boston, MA 02110

(Name and Address of Agent for Service)

Continuous

(Approximate Date of Proposed Public Offering)

It is proposed that this filing will become effective:

☐	immediately upon filing pursuant to paragraph (b) of Rule 485

☒	on December 28, 2007 pursuant to paragraph (b) of Rule 485

☐	60 days after filing pursuant to paragraph (a)(1)

☐	on (date) pursuant to paragraph (a)(1)

☐	75 days after filing pursuant to paragraph (a)(2)

☐	On (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Consulting Group Capital Markets Funds

Prospectus

» January 2, 2008

•	Large Capitalization Growth Investments

•	Large Capitalization Value Equity Investments

•	Small Capitalization Growth Investments

•	Small Capitalization Value Equity Investments

•	International Equity Investments

•	Emerging Markets Equity Investments

•	Core Fixed Income Investments

•	High Yield Investments

•	International Fixed Income Investments

•	Municipal Bond Investments

•	Money Market Investments

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this Prospectus is accurate or complete. Any statement to the contrary is a crime.

Consulting Group Capital Markets Funds

Common Investment Strategies and Risks

About the Portfolios

The Consulting Group, a division of Citigroup Investment Advisory Services Inc. (“CIAS” or the “Manager”), serves as the investment adviser for each series of the Consulting Group Capital Markets Funds (the “Trust” and each series a “Portfolio”). The Portfolios share a “multi-manager” strategy. The Manager selects and oversees professional money managers (each a “Subadviser”) who are responsible for investing the assets of the Portfolios.

About the multi-manager strategy

The Manager screens approximately 500 registered investment advisory firms and tracks the performance of more than 10,000 advisory firms. The Manager continually evaluates the strength and performance of these firms, focusing on a number of key issues, including:

➢	level of expertise
➢	relative performance and consistency of performance
➢	strict adherence to investment discipline or philosophy
➢	personnel, facility and financial strength
➢	quality of service and communication

The Manager employs a rigorous evaluation process to select Subadvisers that have distinguished themselves through consistent and superior performance. The Manager’s selection is subject to approval by the Board of Trustees of the Trust (the “Board”). The Manager recommends the portion of assets of each Portfolio to be managed by each Subadviser and may adjust each allocation by up to 10% without Board approval.

Many of the Portfolios feature multiple Subadvisers chosen to complement each other’s specific style of investing.

Common risks

Like all mutual funds, your investment in the Portfolios:

➢	may fluctuate, you may lose your investment or your investment may underperform as compared to other investments.
➢	is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The principal investment strategies and risks specific to each Portfolio follow this section. Information about each Subadviser also is provided. For more information about the Portfolios’ investments and portfolio management techniques, including risks, consult the Statement of Additional Information (“SAI”). To find out how to obtain an SAI, please turn to the back cover of this prospectus.

2         Consulting Group Capital Markets Funds

Large Capitalization Growth Investments

Investment objective

Capital appreciation.

Principal investment strategies

The Portfolio will invest, under normal market conditions, at least 80% of its net assets in the equity securities of large capitalization (or “cap”) companies or in other investments with similar economic characteristics. The Portfolio defines large cap companies as companies with market caps similar to companies in the Russell 1000® Growth Index. The Portfolio may invest up to 10% of its assets in foreign securities, including emerging markets securities. The Portfolio also engages in securities lending.

How the subadvisers select the Portfolio’s investments

Each Subadviser utilizes fundamental research analysis as the basis for its investment decisions. Growth style focuses on companies with growth of revenue and earnings potential exceeding that of the average of the market as a whole.

Westfield Capital Management Company, LLC (“Westfield”) seeks reasonably-priced stocks of companies with high foreseen earnings potential. The percentage of the Portfolio’s assets allocated to Westfield is 50%.

Delaware Management Company (“Delaware”) seeks companies that appear to have long-term capital appreciation potential and are expected to grow faster than the U.S. economy. The percentage of the Portfolio’s assets allocated to Delaware is 25%.

Wells Capital Management Inc. (“Wells Cap”) seeks companies expected to outperform their peers. Emphasis is placed on lower volatility companies with stable growth records and proven management teams, with smaller allocations made to developing growth companies with average volatility and companies with below average valuation and an above average growth outlook. The percentage of the Portfolio’s assets allocated to Wells Cap is 25%.

Principal risks of investing in the Portfolio

The Portfolio’s performance could be hurt by:

➢	Stock market risk, which is the risk that stock prices overall decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.
➢

Equity risk, which is the risk that prices of equity securities rise and fall daily. Price movements may occur due to factors affecting individual companies, such as the issuance of an unfavorable earnings report, or other events affecting particular industries or the equity market as a whole.

➢

Investment style risk, which means large cap and/or growth stocks could fall out of favor with investors and trail the performance of other types of investments. Many of the risks of this Portfolio are associated with its emphasis on large cap and growth stocks. Both types of style tend to go in and out of favor. Additionally, the Portfolio generally will be more volatile than Large Capitalization Value Equity Investments because of the Portfolio’s focus on growth stocks.

➢	Foreign investment risk, which means risk unique to foreign securities, including less information about foreign issuers, less liquid securities markets and political instability.
➢

Securities lending risk, which includes the potential insolvency of the borrower that could result in delays in recovering securities and capital losses. Additionally, losses could result from the reinvestment of collateral received on loaned securities in investments that default or do not perform well.

➢

Manager risk, which is the risk that poor security selection by a Subadviser will cause the Portfolio to underperform relevant benchmarks or other investments with similar strategies. This risk is common for all actively managed funds.

➢

Multi-manager risk, which is the risk that the investment styles of the Subadvisers may not complement each other as expected by the Manager. The Portfolio’s exposure to a particular stock, industry or technique could be greater or smaller than if the Portfolio had a single Subadviser.

Consulting Group Capital Markets Funds         3

The bar chart and table below illustrate the risks and returns of investing in the Portfolio by showing changes in the performance of the Portfolio for the most recent ten calendar years and showing the Portfolio’s average annual returns (before and after taxes) for different calendar periods compared to those of the Portfolio’s benchmark index and its Lipper peer group. The Portfolio’s past performance, before and after taxes, does not necessarily indicate how the Portfolio will perform in the future.

Percentage Total Returns for Large Capitalization Growth Investments

Portfolio’s best and worst calendar quarters

Best: 26.04% in 4th quarter 1998; Worst: (22.46)% in 3rd quarter 2001

Year-to-date: 15.93% (through 3rd quarter 2007)

Average Annual Total Returns (for the period ended December 31, 2006)
Inception Date 11/18/91	1 year	5 years	10 years
Portfolio (without advisory program fee)*
Return Before Taxes	4.56%	3.44%	5.65%
Return After Taxes on Distributions(1)	4.56%	3.44%	4.49%
Return After Taxes on Distributions and Sale of Portfolio Shares(1)	2.96%	2.95%	4.64%
Russell 1000® Growth Index	9.08%	2.69%	5.44%
Lipper Large Cap Growth Funds Average	5.55%	1.77%	4.94%

*

The Portfolio is available only to investors participating in an advisory program. These programs charge an annual fee, which in the case of TRAK® may be up to 1.5%. The performance information in the bar chart and table does not reflect this fee, which would reduce your return.

(1)

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an individual investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Portfolio shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Portfolio shares at the end of the measurement period.

Benchmarks

The Portfolio’s benchmark is the Russell 1000® Growth Index. The Index is comprised of those Russell 1000® Index securities with greater than average growth orientation. The Russell 1000 Index is composed of the 1,000 largest U.S. companies by market capitalization. Unlike the Portfolio, the benchmark is unmanaged and does not include any fees or expenses. An investor cannot invest directly in an index.

The Portfolio also compares its performance with the Lipper Large Cap Growth Funds Average. The Lipper Large Cap Growth Funds Average is comprised of funds that, by fund practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500® Index. Large cap growth funds will normally have an above-average price-to-earnings ratio, price-to-book ratio and three-year earnings growth figure, compared to the S&P 500® Index.

4         Consulting Group Capital Markets Funds

Fee table

This table describes the fees and expenses you may pay if you buy and hold shares of the Portfolio and is based upon the expenses of the Portfolio’s most recent fiscal year.

Shareholder Fees
(fees paid directly from your investment)
Maximum annual TRAK® fee	1.50%
Annual Portfolio operating expenses (expenses that are deducted from Portfolio assets)
Management fee	0.60%
Other expenses	0.10%
Total annual Portfolio operating expenses(1)	0.70%

(1)	The Manager may voluntarily waive a portion of its fees. The Manager may change or eliminate this expense waiver at any time.

Example

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. Your actual costs may be higher or lower. Under the assumptions set forth below, your costs, including the maximum annual TRAK® fee, would be:

After 1 year	After 3 years	After 5 years	After 10 years
$223	$688	$1,179	$2,533

The example assumes:

➢	You invest $10,000 in the Portfolio for the time periods indicated;
➢	You reinvest all dividends and distributions;
➢	You redeem at the end of each period;
➢

Your investment has a 5% return each year—the assumption of a 5% return is required by the Securities and Exchange Commission (“SEC”) for purposes of this example and is not a prediction of the Portfolio’s future performance; and

➢	The Portfolio’s operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same.

Consulting Group Capital Markets Funds         5

Large Capitalization Value Equity Investments

Investment objective

Total return consisting of capital appreciation and dividend income.

Principal investment strategies

The Portfolio will invest, under normal market conditions, at least 80% of its net assets in the equity securities of large capitalization (or “cap”) companies or in other investments with similar economic characteristics. The Portfolio defines large cap companies as companies with market caps similar to those companies in the Russell 1000® Value Index. The Portfolio may invest up to 10% of its assets in foreign securities, including emerging markets securities. The Portfolio also engages in securities lending.

How the subadvisers select the Portfolio’s investments

Each Subadviser utilizes fundamental research analysis as the basis for its investment decisions. Value style focuses on companies whose stocks appear undervalued in light of factors such as the company’s earnings, book value, revenues or cash flow.

Cambiar Investors, LLC (“Cambiar”) seeks companies that are attractively priced, demonstrate positive developments not yet recognized by the market and offer significant appreciation potential within a one- to two-year time frame. The percentage of the Portfolio’s assets allocated to Cambiar is 33%.

NFJ Investment Group L.P. (“NFJ”) seeks undervalued stocks that are out of favor based on relative value in each industry. NFJ also seeks companies that pay or are expected to pay dividends. The percentage of the Portfolio’s assets allocated to NFJ is 34%.

AllianceBernstein L.P. (“AllianceBernstein”) employs a dividend-discount model to determine the attractiveness of a company by comparing the present value of its projected cash flows to the current price of its stock, using this data to rank the Portfolio’s universe of stocks on the basis of long-term expected return. AllianceBernstein generally buys stocks in the top two quintiles of the ranking and usually sells those falling below the middle. The percentage of the Portfolio’s assets allocated to AllianceBernstein is 33%.

Principal risks of investing in the Portfolio

The Portfolio’s performance could be hurt by:

➢	Stock market risk, which is the risk that stock prices overall decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.
➢

Equity risk, which is the risk that prices of equity securities rise and fall daily. Price movements may occur due to factors affecting individual companies, such as the issuance of an unfavorable earnings report, or other events affecting particular industries or the equity market as a whole.

➢

Investment style risk, which means large cap and/or value stocks could fall out of favor with investors and trail the performance of other types of investments. Many of the risks of this Portfolio are associated with its emphasis on large cap and value stocks. Both types of style tend to go in and out of favor. Undervalued companies may have recently experienced adverse business developments or other events that have caused their stocks to be out of favor. If a Subadviser’s assessment of the company is wrong, or if the market does not recognize the value of the company, the price of the company’s stock may fail to meet expectations.

➢	Foreign investment risk, which means risk unique to foreign securities, including less information about foreign issuers, less liquid securities markets and political instability.
➢

Securities lending risk, which includes the potential insolvency of the borrower that could result in delays in recovering securities and capital losses. Additionally, losses could result from the reinvestment of collateral received on loaned securities in investments that default or do not perform well.

➢

Manager risk, which is the risk that poor security selection by a Subadviser will cause the Portfolio to underperform relevant benchmarks or other investments with similar strategies. This risk is common for all actively managed funds.

➢

Multi-manager risk, which is the risk that the investment styles of the Subadvisers may not complement each other as expected by the Manager. The Portfolio’s exposure to a particular stock, industry or technique could be greater or smaller than if the Portfolio had a single Subadviser.

6         Consulting Group Capital Markets Funds

The bar chart and table below illustrate the risks and returns of investing in the Portfolio by showing changes in the performance of the Portfolio for the most recent ten calendar years and showing the Portfolio’s average annual returns (before and after taxes) for different calendar periods compared to those of the Portfolio’s benchmark index and its Lipper peer group. The Portfolio’s past performance, before and after taxes, does not necessarily indicate how the Portfolio will perform in the future.

Percentage Total Returns for Large Capitalization Value Equity Investments

Portfolio’s best and worst calendar quarters

Best: 16.84% in 2nd quarter 2003; Worst: (19.69)% in 3rd quarter 2002

Year-to-date: 6.01% (through 3rd quarter 2007)

Average Annual Total Returns (for the period ended December 31, 2006)
Inception Date 11/18/91	1 year	5 years	10 years
Portfolio (without advisory program fee)*
Return Before Taxes	20.90%	8.18%	8.86%
Return After Taxes on Distributions(1)	19.36%	7.35%	6.80%
Return After Taxes on Distributions and Sale of Portfolio Shares(1)	15.23%	6.76%	6.74%
Russell 1000® Value Index	22.21%	10.85%	10.99%
Lipper Large Cap Value Funds Average	17.83%	7.37%	8.36%

*

The Portfolio is available only to investors participating in an advisory program. These programs charge an annual fee, which in the case of TRAK® may be up to 1.5%. The performance information in the bar chart and table does not reflect this fee, which would reduce your return.

(1)

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an individual investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Portfolio shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Portfolio shares at the end of the measurement period.

Benchmarks

The Portfolio’s benchmark is the Russell 1000® Value Index. The index represents the stocks in the Russell 1000® Index with less than average growth orientation. The Russell 1000 Index includes the 1,000 largest U.S. companies by market capitalization. Unlike the Portfolio, the benchmark is unmanaged and does not include any fees or expenses. An investor cannot invest directly in an index. In addition, the Portfolio compares its performance with the Lipper Large Cap Value Funds Average. The Lipper Large Cap Value Funds Average is comprised of funds that, by fund practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500® Index. Large cap value funds typically have a below-average price-to-earnings ratio, price-to-book ratio and three-year sales-per-share growth value compared to the S&P 500® Index.

Consulting Group Capital Markets Funds         7

Fee table

This table describes the fees and expenses you may pay if you buy and hold shares of the Portfolio and is based upon the expenses of the Portfolio’s most recent fiscal year.

Shareholder Fees
(fees paid directly from your investment)
Maximum annual TRAK® fee	1.50%
Annual Portfolio operating expenses (expenses that are deducted from Portfolio assets)
Management fee	0.60%
Other expenses	0.10%
Total annual Portfolio operating expenses(1)	0.70%

(1)	The Manager has voluntarily waived a portion of its fees. The Manager may change or eliminate this expense waiver at any time.

Expenses After Waivers, Reimbursements or Credits
Management fee	0.60%
Other expenses	0.10%
Management fee waivers and reimbursements	(0.01)%

Net annual Portfolio operating expenses	0.69%

Example

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. Your actual cost may be higher or lower. Under the assumptions set forth below, your costs, including the maximum annual TRAK® fee, would be:

After 1 year	After 3 years	After 5 years	After 10 years
$223	$688	$1,179	$2,533

The example assumes:

➢	You invest $10,000 in the Portfolio for the time periods indicated;
➢	You reinvest all dividends and distributions;
➢	You redeem at the end of each period;
➢	Your investment has a 5% return each year—the assumption of a 5% return is required by the SEC for purposes of this example and is not a prediction of the Portfolio’s future performance; and
➢	The Portfolio’s operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same.

8         Consulting Group Capital Markets Funds

Small Capitalization Growth Investments

Investment objective

Capital appreciation.

Principal investment strategies

The Portfolio will invest, under normal market conditions, at least 80% of its net assets in the equity securities of small capitalization (or “cap”) companies or in other investments with similar economic characteristics. The Portfolio defines small cap companies as companies with market caps not exceeding $3 billion or the highest month-end market cap value of any stock in the Russell 2000® Index for the previous 12 months, whichever is greater. The Portfolio may invest up to 10% of its assets in foreign securities, including emerging markets securities. The Portfolio also engages in securities lending.

How the subadvisers select the Portfolio’s investments

Each Subadviser utilizes fundamental research analysis as the basis for its investment decisions. Growth style focuses on companies with growth of revenue and earnings potential exceeding that of the average of the market as a whole.

Wall Street Associates LLC (“Wall Street”) seeks companies with superior earnings growth, strong balance sheets, attractive valuations and potentially positive earning surprises. The percentage of the Portfolio’s assets allocated to Wall Street is 50%.

Westfield Capital Management Company, LLC (“Westfield”) seeks reasonably-priced stocks of companies with high foreseen earnings potential. The percentage of the Portfolio’s assets allocated to Westfield is 50%.

Principal risks of investing in the Portfolio

The Portfolio’s performance could be hurt by:

➢	Stock market risk, which is the risk that stock prices overall decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.
➢

Equity risk, which is the risk that prices of equity securities rise and fall daily. Price movements may occur due to factors affecting individual companies, such as the issuance of an unfavorable earnings report, or other events affecting particular industries or the equity market as a whole.

➢

Investment style risk, which means small cap and/or growth stocks could fall out of favor with investors and trail the performance of other types of investments. Many of the risks of this Portfolio are associated with its emphasis on small cap and growth stocks. Both types of style tend to go in and out of favor. Additionally, the Portfolio generally will be more volatile than Large Capitalization Growth Investments because of the Portfolio’s focus on small cap stocks.

➢

Small cap risk, which refers to the fact that historically, small cap stocks have been riskier than large and mid cap stocks. Small cap companies tend to be more vulnerable to adverse business and economic events than larger, more established companies. Small cap companies tend to have more limited product lines, capital resources and/or management depth. Small cap companies tend to be more sensitive to changes in earnings results and forecasts and investor expectations and will experience sharper swings in market values. Small cap stocks may be less liquid and harder to sell at times at prices the Subadviser believes are appropriate. The Portfolio may hold illiquid securities that may be difficult to sell and may be required to be fair valued.

➢	Foreign investment risk, which means risk unique to foreign securities, including less information about foreign issuers, less liquid securities markets and political instability.
➢

Securities lending risk, which includes the potential insolvency of the borrower that could result in delays in recovering securities and capital losses. Additionally, losses could result from the reinvestment of collateral received on loaned securities in investments that default or do not perform well.

➢

Manager risk, which is the risk that poor security selection by a Subadviser will cause the Portfolio to underperform relevant benchmarks or other investments with similar strategies. This risk is common for all actively managed funds.

➢

Multi-manager risk, which is the risk that the investment styles of the Subadvisers may not complement each other as expected by the Manager. The Portfolio’s exposure to a particular stock, industry or technique could be greater or smaller than if the Portfolio had a single Subadviser.

Consulting Group Capital Markets Funds         9

The bar chart and table below illustrate the risks and returns of investing in the Portfolio by showing changes in the performance of the Portfolio for the most recent ten calendar years and showing the Portfolio’s average annual returns (before and after taxes) for different calendar periods compared to those of the Portfolio’s benchmark index and its Lipper peer group. The Portfolio’s past performance, before and after taxes, does not necessarily indicate how the Portfolio will perform in the future.

Percentage Total Returns for

Small Capitalization Growth Investments

Portfolio’s best and worst calendar quarters

Best: 36.13% in 4th quarter 1999; Worst: (29.83)% in 3rd quarter 2001

Year-to-date: 13.02% (through 3rd quarter 2007)

Average Annual Total Returns (for the period ended December 31, 2006)
Inception Date 11/18/91	1 year	5 years	10 years
Portfolio (without advisory program fee)*
Return Before Taxes	9.43%	5.88%	5.07%
Return After Taxes on Distributions(1)	9.43%	5.88%	3.83%
Return After Taxes on Distributions and Sale of Portfolio Shares(1)	6.13%	5.08%	3.77%
Russell 2000® Growth Index	13.35%	6.92%	4.88%
Lipper Small Cap Growth Funds Average	10.16%	5.53%	8.03%

*

The Portfolio is available only to investors participating in an advisory program. These programs charge an annual fee, which in the case of TRAK® may be up to 1.5%. The performance information in the bar chart and table does not reflect this fee, which would reduce your return.

(1)

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an individual investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Portfolio shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Portfolio shares at the end of the measurement period.

Benchmarks

The Portfolio’s benchmark is the Russell 2000® Growth Index. This index represents companies in the Russell 2000® Index with better than average growth orientation. The Russell 2000 Index includes the smallest 2000 U.S. companies out of the Russell 3000® universe. Unlike the Portfolio, the benchmark is unmanaged and does not include any fees or expenses. An investor cannot invest directly in an index. In addition, the Portfolio compares its performance with the Lipper Small Cap Growth Funds Average. The Lipper Small Cap Growth Funds Average is comprised of funds that, by fund practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 250% of the dollar-weighted median of the smallest 500 of the middle 1,000 securities of the S&P SuperComposite 1500® Index. Small cap growth funds normally have an above-average price-to-earnings ratio, price-to-book ratio and three-year earnings growth figure, compared to the S&P SmallCap 600® Index.

10         Consulting Group Capital Markets Funds

Fee table

This table describes the fees and expenses you may pay if you buy and hold shares of the Portfolio and is based upon the expenses of the Portfolio’s most recent fiscal year.

Shareholder Fees
(fees paid directly from your investment)
Maximum annual TRAK® fee	1.50%
Annual Portfolio operating expenses (expenses that are deducted from Portfolio assets)
Management fee	0.80%
Other expenses	0.19%
Total annual Portfolio operating expenses(1)	0.99%

(1)	The Manager may voluntarily waive a portion of its fees. The Manager may change or eliminate this expense waiver at any time.

Example

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. Your actual costs may be higher or lower. Under the assumptions set forth below, your costs, including the maximum annual TRAK® fee, would be:

After 1 year	After 3 years	After 5 years	After 10 years
$252	$775	$1,325	$2,825

The example assumes:

➢	You invest $10,000 in the Portfolio for the time periods indicated;
➢	You reinvest all dividends and distributions;
➢	You redeem at the end of each period;
➢	Your investment has a 5% return each year—the assumption of a 5% return is required by the SEC for purposes of this example and is not a prediction of the Portfolio’s future performance; and
➢	The Portfolio’s operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same.

Consulting Group Capital Markets Funds         11

Small Capitalization Value Equity Investments

Investment objective

Above average capital appreciation.

Principal investment strategies

The Portfolio will invest, under normal market conditions, at least 80% of its net assets in the equity securities of small capitalization (or “cap”) companies or in other investments with similar economic characteristics. The Portfolio defines small cap companies as companies with market caps not exceeding $3 billion or the highest month-end market cap value of any stock in the Russell 2000® Index for the previous 12 months, whichever is greater. The Portfolio may invest up to 10% of its assets in foreign securities, including emerging markets securities. The Portfolio also engages in securities lending.

How the subadvisers select the Portfolio’s investments

Each Subadviser utilizes fundamental research analysis as the basis for its investment decisions. Value style focuses on companies whose stocks appear undervalued in light of factors such as the company’s earnings, book value, revenues or cash flow.

NFJ Investment Group L.P. (“NFJ”) seeks stocks that are undervalued in the marketplace generally and within their respective industries. These securities are characterized as having below average price-to-earnings ratios and improving fundamentals. NFJ also seeks companies that pay or are expected to pay dividends. The percentage of the Portfolio’s assets allocated to NFJ is 35%.

Rutabaga Capital Management LLC (“Rutabaga”) seeks uncommon or currently unfavored stocks of high quality companies with catalysts to increase margins and intrinsic value and that are neglected or misperceived by the market. The percentage of the Portfolio’s assets allocated to Rutabaga is 30%.

Delaware Management Company (“Delaware”) seeks companies whose values are not currently recognized in the market and whose stock prices are historically low on a given financial measure, such as profits, book value or cash flow. The percentage of the Portfolio’s assets allocated to Delaware is 35%.

Principal risks of investing in the Portfolio

The Portfolio’s performance could be hurt by:

➢	Stock market risk, which is the risk that stock prices overall decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.
➢

Equity risk, which refers to the fact that prices of equity securities rise and fall daily. Price movements may occur due to factors affecting individual companies, such as the issuance of an unfavorable earnings report, or other events affecting particular industries or the equity market as a whole.

➢

Investment style risk, which means small cap and/or value stocks could fall out of favor with investors and trail the performance of other types of investments. Many of the risks of this Portfolio are associated with its emphasis on small cap and value stocks. Both types of style tend to go in and out of favor. Undervalued companies may have recently experienced adverse business developments or other events that have caused their stocks to be out of favor. If a Subadviser’s assessment of the company is wrong, or if the market does not recognize the value of the company, the price of the company’s stock may fail to meet expectations. Additionally, the Portfolio generally will be more volatile than Large Capitalization Value Equity Investments because of the Portfolio’s focus on small cap stocks.

➢

Small cap risk, which refers to the fact that historically, small cap stocks have been riskier than large and mid cap stocks. Small cap companies tend to be more vulnerable to adverse business and economic events than larger, more established companies. Small cap companies tend to have more limited product lines, capital resources and/or management depth. Small cap companies tend to be more sensitive to changes in earnings results and forecasts and investor expectations and will experience sharper swings in market values. Small cap stocks may be less liquid and harder to sell at times at prices a Subadviser believes are appropriate. The Portfolio may hold illiquid securities that may be difficult to sell and may be required to be fair valued.

➢	Foreign investment risk, which means risk unique to foreign securities, including less information about foreign issuers, less liquid securities markets and political instability.
➢

Securities lending risk, which includes the potential insolvency of the borrower that could result in delays in recovering securities and capital losses. Additionally, losses could result from the reinvestment of collateral received on loaned securities in investments that default or do not perform well.

➢

Manager risk, which is the risk that poor security selection by a Subadviser will cause the Portfolio to underperform relevant benchmarks or other investments with similar strategies. This risk is common for all actively managed funds.

➢

Multi-manager risk, which is the risk that the investment styles of the Subadvisers may not complement each other as expected by the Manager. The Portfolio’s exposure to a particular stock, industry or technique could be greater or smaller than if the Portfolio had a single Subadviser.

12         Consulting Group Capital Markets Funds

The bar chart and table below illustrate the risks and returns of investing in the Portfolio by showing changes in the performance of the Portfolio for the most recent ten calendar years and showing the Portfolio’s average annual returns (before and after taxes) for different calendar periods compared to those of the Portfolio’s benchmark index and its Lipper peer group. The Portfolio’s past performance, before and after taxes, does not necessarily indicate how the Portfolio will perform in the future.

Percentage Total Returns for Small Capitalization Value Equity Investments

Portfolio’s best and worst calendar quarters

Best: 20.00% in 2nd quarter 2003; Worst: (20.30)% in 3rd quarter 2002

Year-to-date: 3.40% (through 3rd quarter 2007)

Average Annual Total Returns (for the period ended December 31, 2006)
Inception Date 11/18/91	1 year	5 years	10 years
Portfolio (without advisory program fee)*
Return Before Taxes	17.84%	14.23%	12.11%
Return After Taxes on Distributions(1)	14.66%	11.73%	9.63%
Return After Taxes on Distributions and Sale of Portfolio Shares(1)	14.62%	11.68%	9.54%
Russell 2000® Value Index	23.48%	15.38%	13.27%
Lipper Small Cap Value Funds Average	16.32%	13.41%	12.63%

*

The Portfolio is available only to investors participating in an advisory program. These programs charge an annual fee, which in the case of TRAK® may be up to 1.5%. The performance information in the bar chart and table does not reflect this fee, which would reduce your return.

(1)

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an individual investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Portfolio shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Portfolio shares at the end of the measurement period.

Benchmarks

The Portfolio’s benchmark is the Russell 2000® Value Index. The index represents stocks in the Russell 2000® Index with less than average growth orientation. The Russell 2000 Index is comprised of the smallest 2,000 U.S. stocks out of the Russell 3000® universe. Unlike the Portfolio, the benchmark is unmanaged and does not include any fees or expenses. An investor cannot invest directly in an index. In addition, the Portfolio compares its performance with the Lipper Small Cap Value Funds Average, which is comprised of funds that, by fund practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 250% of the dollar-weighted median of the smallest 500 of the middle 1,000 securities of the S&P SuperComposite 1500® Index. Small cap value funds will normally have a below average price-to-earnings ratio, price-to-book ratio and three-year earnings growth figure, compared to the S&P SmallCap 600® Index.

Consulting Group Capital Markets Funds         13

Fee table

This table describes the fees and expenses you may pay if you buy and hold shares of the Portfolio and is based upon the expenses of the Portfolio’s most recent fiscal year.

Shareholder Fees
(fees paid directly from your investment)
Maximum annual TRAK® fee	1.50%
Annual Portfolio operating expenses (expenses that are deducted from Portfolio assets)
Management fee	0.80%
Other expenses	0.21%
Total annual Portfolio operating expenses(1)	1.01%

(1)	The Manager may voluntarily waive a portion of its fees. The Manager may change or eliminate this expense waiver at any time.

Example

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. Your actual costs may be higher or lower. Under the assumptions set forth below, your costs, including the maximum annual TRAK® fee, would be:

After 1 year	After 3 years	After 5 years	After 10 years
$254	$781	$1,335	$2,845

The example assumes:

➢	You invest $10,000 in the Portfolio for the time periods indicated;
➢	You reinvest all dividends and distributions;
➢	You redeem at the end of each period;
➢	Your investment has a 5% return each year—the assumption of a 5% return is required by the SEC for purposes of this example and is not a prediction of the Portfolio’s future performance; and
➢	The Portfolio’s operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same.

14         Consulting Group Capital Markets Funds

International Equity Investments

Investment objective

Capital appreciation.

Principal investment strategies

The Portfolio will invest, under normal market conditions, at least 80% of its net assets in the equity securities of companies located outside the U.S. The Portfolio focuses on companies located in developed markets, but also may invest a portion of its assets in securities of companies located in emerging markets. The Portfolio intends to invest in securities of issuers located in multiple foreign countries. The Portfolio may attempt to hedge against unfavorable changes in currency exchange rates by engaging in forward currency transactions and trading currency futures contracts and options on these futures. However, a Subadviser may choose not to, or may be unable to, hedge the Portfolio’s currency exposure. The Portfolio may engage in securities lending.

How the subadvisers select the Portfolio’s investments

Each Subadviser utilizes fundamental research analysis as the basis for its investment decisions.

Schroder Investment Management North America Inc. (“Schroders”) Schroders seeks reasonably priced international quality companies with strong growth prospects and a sustainable competitive advantage. Schroders utilizes a team-based “matrix approach” to drive research, security selection and portfolio construction, resulting in investments across multiple regions and sectors. The percentage of the Portfolio’s assets allocated to Schroders is 30%.

Philadelphia International Advisors LP (“PIA”) seeks investments by evaluating a company’s growth outlook and market valuation based on traditional value characteristics, positive company-specific catalysts and other operating and financial conditions. PIA selects countries primarily by evaluating a country’s valuation ratios, such as price-to-earnings and dividend yield, prospective economic growth, government policies and other factors. PIA does not engage in currency hedging. The percentage of the Portfolio’s assets allocated to PIA is 40%.

Brandywine Global Investment Management, LLC (“Brandywine”) seeks value investments and selects the most attractive investments on a relative basis from approximately 12-15 countries. The percentage of the Portfolio’s assets allocated to Brandywine is 30%.

Principal risks of investing in the Portfolio

The Portfolio’s performance could be hurt by:

➢	Market risk, which is the risk that stock prices overall decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.
➢

Equity risk, which refers to the fact that prices of equity securities rise and fall daily. Price movements may occur due to factors affecting individual companies, such as the issuance of an unfavorable earnings report, or other events affecting particular industries or the equity market as a whole.

➢	Foreign investment risk, which means risks unique to investing in foreign issuers. These include:
➢	Less information about foreign issuers or markets may be available because of less rigorous accounting standards or regulatory practices.
➢

Many foreign markets are smaller, less liquid and more volatile than U.S. markets. In a changing market, the Subadvisers may not be able to sell securities held by the Portfolio in desired amounts and/or at prices they consider reasonable.

➢	Economic, political or social instability in foreign countries may significantly disrupt the principal financial markets in which the Portfolio invests.
➢

Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes or nationalize a company, which could have a severe effect on security prices and/or on the Portfolio’s ability to bring its capital or income back to the U.S.

➢	Withholding and other foreign taxes may decrease the Portfolio’s return.
➢

Currency risk, which refers to the risk that as a result of the Portfolio’s investments in securities denominated in, and/or receiving revenues in, foreign currencies, those currencies will decline in value relative to the U.S. dollar or, in the case of hedged positions, the U.S. dollar will decline in value relative to the currency hedged. In either event, the value of your investment in the Portfolio would be adversely affected.

➢

Securities lending risk, which includes the potential insolvency of the borrower that could result in delays in recovering securities and capital losses. Additionally, losses could result from the reinvestment of collateral received on loaned securities in investments that default or do not perform well.

➢

Emerging markets risk, emerging market countries are countries that the World Bank considers to be emerging or developing. In addition to foreign investment and currency risks, which tend to be amplified in emerging markets, emerging markets may experience rising interest rates, or, more significantly, rapid inflation or hyperinflation. The economies of emerging market countries may grow at slower rates than expected or suffer a downturn or recession. The Portfolio also could experience a loss from settlement and custody practices in some emerging markets.

➢

Manager risk, which is the risk that poor security selection by a Subadviser will cause the Portfolio to underperform relevant benchmarks or other investments with similar strategies. This risk is common for all actively managed funds.

➢

Multi-manager risk, which is the risk that the investment styles of the Subadvisers may not complement each other as expected by the Manager. The Portfolio’s exposure to a particular stock, industry or technique could be greater or smaller than if the Portfolio had a single Subadviser.

Consulting Group Capital Markets Funds         15

The bar chart and table below illustrate the risks and returns of investing in the Portfolio by showing changes in the performance of the Portfolio for the most recent ten calendar years and showing the Portfolio’s average annual returns (before and after taxes) for different calendar periods compared to those of the Portfolio’s benchmark index and its Lipper peer group. The Portfolio’s past performance, before and after taxes, does not necessarily indicate how the Portfolio will perform in the future.

Percentage Total Returns for

International Equity Investments

Portfolio’s best and worst calendar quarters

Best: 28.41% in 4th quarter 1999; Worst: (20.82)% in 3rd quarter 2002

Year-to-date: 11.55% (through 3rd quarter 2007)

Average Annual Total Returns (for the period ended December 31, 2006)
Inception Date 11/18/91	1 year	5 years	10 years
Portfolio (without advisory program fee)*
Return Before Taxes	24.15%	14.47%	8.02%
Return After Taxes on Distributions(1)	23.96%	14.11%	6.87%
Return After Taxes on Distributions and Sales of Portfolio Shares(1)	16.35%	12.53%	6.40%
MSCI EAFE® Index	26.34%	14.98%	7.71%
Lipper International Large-Cap Core Average	23.89%	11.97%	6.88%
Lipper International Multi-Cap Core Average	19.61%	18.67%	8.19%

*

The Portfolio is available only to investors participating in an advisory program. These programs charge an annual fee, which in the case of TRAK® may be up to 1.5%. The performance information in the bar chart and table does not reflect this fee, which would reduce your return.

(1)

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an individual investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Portfolio shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Portfolio shares at the end of the measurement period.

Benchmarks

The Portfolio’s benchmark is the Morgan Stanley Capital International EAFE®—Capitalization Weighted Index. The index is a composite portfolio of equity total returns for the countries of Europe, Australia, New Zealand and the Far East. Unlike the Portfolio, the benchmark is unmanaged and does not include any fees or expenses. An investor cannot invest directly in an index. In addition, the Portfolio compares its performance with the Lipper International Large-Cap Core Average. The Lipper International Large-Cap Core Average is comprised of funds that, by fund practice, invest at least 75% of their equity assets in companies strictly outside of the U.S., with market capitalizations (on a three-year weighted basis) greater than the 250th largest company in the S&P/Citigroup World ex-U.S. Broad Market® Index. Large cap core funds typically have an average price-to-cash flow ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P/Citigroup World ex-U.S. BMI®.

The Portfolio previously compared its performance with the Lipper International Multi-Cap Core Average. The Lipper International Multi-Cap Core Average is comprised of funds that, by fund practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap funds typically have 25%-75% of their assets invested in companies strictly outside of the U.S. with market capitalizations (on a three-year weighted basis) greater than the 250th largest companies in the S&P/Citigroup World ex-U.S. Broad Market Index. Multi-cap core funds typically have an average price-to-cash flow ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P/Citigroup World ex-U.S. BMI. The Portfolio changed its comparison because it lacked the small and mid-cap exposure that is present in the Lipper International Multi-Cap Core Average.

16         Consulting Group Capital Markets Funds

Fee table

This table describes the fees and expenses you may pay if you buy and hold shares of the Portfolio and is based upon the expenses of the Portfolio’s most recent fiscal year.

Shareholder Fees
(fees paid directly from your investment)
Maximum annual TRAK® fee	1.50%
Annual Portfolio operating expenses (expenses that are deducted from Portfolio assets)
Management fee	0.70%
Other expenses	0.12%
Total annual Portfolio operating expenses(1)	0.82%

(1)	The Manager has voluntarily waived a portion of its fees. The Manager may change or eliminate this expense waiver at any time.

Expenses After Waivers, Reimbursements or Credits
Management fee	0.70%
Other expenses	0.12%
Management fee waivers and reimbursements	(0.07)%

Net annual Portfolio operating expenses	0.75%

Example

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. Under the assumptions set forth below, your costs, including the maximum TRAK® fee, would be:

After 1 year	After 3 years	After 5 years	After 10 years
$235	$724	$1,240	$2,656

The example assumes:

➢	You invest $10,000 in the Portfolio for the time periods indicated;
➢	You reinvest all dividends and distributions;
➢	You redeem at the end of each period;
➢	Your investment has a 5% return each year—the assumption of a 5% return is required by the SEC for purposes of this example and is not a prediction of the Portfolio’s future performance; and
➢	The Portfolio’s operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same.

Consulting Group Capital Markets Funds         17

Emerging Markets Equity Investments

Investment objective

Long-term capital appreciation.

Principal investment strategies

The Portfolio will invest, under normal market conditions, at least 80% of its net assets in equity securities of issuers located in countries with emerging markets, defined as a country having per capita income in the low to middle ranges, as determined by the International Bank for Reconstruction and Development (the World Bank). The Portfolio intends to invest in securities of issuers located in multiple foreign countries. The Portfolio also may invest a portion of its assets in closed-end investment companies that invest in emerging markets. The Portfolio generally attempts to hedge against unfavorable changes in currency exchange rates by engaging in forward currency transactions and trading currency futures contracts and options on these futures. However, a Subadviser may choose not to, or may be unable to, hedge the Portfolio’s currency exposure. The Portfolio may engage in securities lending.

How the subadvisers select the Portfolio’s investments

Each Subadviser utilizes fundamental research analysis as the basis for its investment decisions.

Newgate Capital Management LLC (“Newgate”) utilizes a top-down value approach and seeks to identify undervalued economic regions, countries and sectors. Newgate incorporates both geopolitical and macroeconomic factors into its investment strategy through fundamental analysis, investment experience and judgment. The percentage of the Portfolio’s assets allocated to Newgate is 40%.

SSgA Funds Management, Inc. (“SSgA”) uses quantitative analysis to identify countries and stocks that are under-valued relative to their growth rates. The percentage of the Portfolio’s assets allocated to SSgA is 60%.

Principal risks of investing in the Portfolio

The Portfolio’s performance could be hurt by:

➢	Market risk, which is the risk that stock prices overall decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.
➢

Equity risk, which refers to the fact that prices of equity securities rise and fall daily. Price movements may occur due to factors affecting individual companies, such as the issuance of an unfavorable earnings report, or other events affecting particular industries or the equity market as a whole.

➢	Foreign investment risk, which means risks unique to investing in foreign issuers. These include:
➢	Less information about foreign issuers or markets may be available because of less rigorous accounting standards or regulatory practices.
➢

Many foreign markets are smaller, less liquid and more volatile than U.S. markets. In a changing market, the Subadvisers may not be able to sell securities held by the Portfolio in desired amounts and/or at prices they consider reasonable The Portfolio may hold illiquid securities that may be difficult to sell and may be required to be fair valued.

➢	Economic, political or social instability in foreign countries may significantly disrupt the principal financial markets in which the Portfolio invests.
➢

Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, or nationalize a company, which could have a severe effect on security prices and/or on the Portfolio’s ability to bring its capital or income back to the U.S.

➢	Withholding and other foreign taxes may decrease the Portfolio’s return.
➢

Currency risk, which refers to the risk that as a result of the Portfolio’s investments in securities denominated in, and/or receiving revenues in, foreign currencies, those currencies will decline in value relative to the U.S. dollar or, in the case of hedged positions, the U.S. dollar will decline in value relative to the currency hedged. In either event, the value of your investment in the Portfolio would be adversely affected.

➢

Emerging markets risk, which refers to the fact that the market value for emerging market equity securities historically has been very volatile and an investment in the Portfolio involves a substantial degree of risk. In addition to foreign investment and currency risks, which tend to be amplified in emerging markets, emerging markets may experience rising interest rates, or, more significantly, rapid inflation or hyperinflation. The economies of emerging market countries may grow at slower rates than expected or suffer a downturn or recession. The Portfolio also could experience a loss from settlement and custody practices in some emerging markets.

➢

Securities lending risk, which includes the potential insolvency of the borrower that could result in delays in recovering securities and capital losses. Additionally, losses could result from the reinvestment of collateral received on loaned securities in investments that default or do not perform well.

➢

Manager risk, which is the risk that poor security selection by a Subadviser will cause the Portfolio to underperform relevant benchmarks or other investments with similar strategies. This risk is common for all actively managed funds.

➢

Multi-manager risk, which is the risk that the investment styles of the Subadvisers may not complement each other as expected by the Manager. The Portfolio’s exposure to a particular stock, industry or technique could be greater or smaller than if the Portfolio had a single Subadviser.

18         Consulting Group Capital Markets Funds

The bar chart and table below illustrate the risks and returns of investing in the Portfolio by showing changes in the performance of the Portfolio for the most recent ten calendar years and showing the Portfolio’s average annual returns (before and after taxes) for different calendar periods compared to those of the Portfolio’s benchmark index and its Lipper peer group. The Portfolio’s past performance, before and after taxes, does not necessarily indicate how the Portfolio will perform in the future.

Percentage Total Returns for

Emerging Markets Equity Investments

Portfolio’s best and worst calendar quarters

Best: 30.40% in 4th quarter 1999; Worst: (23.67)% in 3rd quarter 1998

Year-to-date: 34.20% (through 3rd quarter 2007)

Average Annual Total Returns (for the period ended December 31, 2006)
Inception Date 4/21/94	1 year	5 years	10 years
Portfolio (without advisory program fee)*
Return Before Taxes	30.77%	24.74%	7.63%
Return After Taxes on Distributions(1)	30.89%	24.45%	7.15%
Return After Taxes on Distributions and Sales of Portfolio Shares(1)	20.52%	21.94%	6.40%
MSCI EM	32.59%	26.98%	9.40%
Lipper Emerging Markets Funds Average	32.31%	26.13%	10.51%

*

The Portfolio is available only to investors participating in an advisory program. These programs charge an annual fee, which in the case of TRAK® may be up to 1.5%. The performance information in the bar chart and table does not reflect this fee, which would reduce your return.

(1)

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an individual investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Portfolio shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Portfolio shares at the end of the measurement period.

Benchmarks

The Portfolio’s benchmark is the Morgan Stanley Capital International Emerging Markets (“MSCI EM”) Index. The index is composed of equity total returns of countries with low to middle per capita incomes, as determined by the World Bank. Unlike the Portfolio, the benchmark is unmanaged and does not include any fees or expenses. An investor cannot invest directly in an index. In addition, the Portfolio compares its performance with the Lipper Emerging Markets Funds Average. The Lipper Emerging Markets Funds Average is comprised of funds that, by fund practice, seek long-term capital appreciation by investing at least 65% of their total assets in emerging market equity securities, where “emerging market” is defined by a country’s GNP per capita or other economic measures.

Consulting Group Capital Markets Funds         19

Fee table

This table describes the fees and expenses you may pay if you buy and hold shares of the Portfolio and is based upon the expenses of the Portfolio’s most recent fiscal year.

Shareholder Fees
(fees paid directly from your investment)
Maximum annual TRAK® fee	1.50%
Annual Portfolio operating expenses (expenses that are deducted from Portfolio assets)
Management fee	0.90%
Other expenses	0.25%
Total annual Portfolio operating expenses(1)	1.15%

(1)	The Manager has voluntarily waived a portion of its fees. The Manager may change or eliminate this expense waiver at any time.

Expenses After Waivers, Reimbursements or Credits
Management fee	0.90%
Other expenses	0.25%
Management fee waivers and reimbursements	(0.11)%

Net annual Portfolio operating expenses	1.04%

Example

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. Your actual costs may be higher or lower. Under the assumptions set forth below, your costs, including the maximum annual TRAK® fee, would be:

After 1 year	After 3 years	After 5 years	After 10 years
$268	$823	$1,404	$2,981

The example assumes:

➢	You invest $10,000 in the Portfolio for the time periods indicated;
➢	You reinvest all dividends and distributions;
➢	You redeem at the end of each period;
➢	Your investment has a 5% return each year—the assumption of a 5% return is required by the SEC for purposes of this example and is not a prediction of the Portfolio’s future performance; and
➢	The Portfolio’s operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same.

20         Consulting Group Capital Markets Funds

Core Fixed Income Investments

Investment objective

Maximum total return, consistent with preservation of capital and prudent investment management.

Principal investment strategies

The Portfolio will invest, under normal market conditions, at least 80% of its net assets in fixed income securities. Fixed income securities include all types of debt obligations; securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or government-sponsored enterprises; mortgage-backed securities; asset-backed securities backed by assets such as automobile, credit card, home equity and student loans; collateralized mortgage obligations; corporate debt securities of U.S. and non-U.S. issuers and municipal and sovereign bonds. The Portfolio also may invest in convertible preferred and preferred stocks and warrants. The Portfolio also may invest in derivatives based on these securities, including futures, options and swaptions, and may use other investment techniques such as mortgage dollar rolls, buy-backs and securities lending to earn additional income. The Portfolio may invest up to 20% of its total assets in swaps. The Portfolio also may engage in short sales of securities. Investments may be structured to provide all types of interest rate payments, including fixed, variable, floating, inverse, zero or interest only rates of interest. The Portfolio may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. Foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) normally will be limited to 20% of the Portfolio’s total assets. The Portfolio may invest up to 10% in emerging market securities.

Credit quality. The Portfolio invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by one or more nationally recognized statistical rating organizations.

Duration. The Portfolio’s average portfolio duration normally ranges within two years (plus or minus) of the duration of the benchmark, which has fluctuated between 4.37 and 4.83 over the past several years. Duration is an approximate measure of the sensitivity of the market value of the Portfolio’s holdings to changes in interest rates. Maturity means the date on which the principal amount of a debt security is due and payable. Individual investments may be of any maturity.

How the subadvisers select the Portfolio’s investments

Pacific Investment Management Company LLC (“PIMCO”) employs top-down (i.e., duration and volatility analyses, sector evaluation and yield curve shape analysis) and bottom-up (i.e., credit analysis, quantitative research, issue selection and cost-effective trading) investment techniques to select investments. The percentage of the Portfolio’s assets allocated to PIMCO is 25%.

BlackRock Financial Management, Inc. (“BlackRock”) employs a relative value approach, which identifies portfolio duration within a desired narrow range and adds value through sector and sub-sector rotation within the corporate and mortgage sectors. BlackRock evaluates securities within a risk management framework that consists of determining interest rate risk, yield curve risk, cash flow risk, credit risk and liquidity risk of securities. The percentage of the Portfolio’s assets allocated to BlackRock is 25%.

Western Asset Management Company (“WAMCo”) focuses on investment grade, long-term debt securities, and emphasizes four key strategies to enhance total return: adjusting the allocation of the Portfolio among the key sectors of the fixed income market—government, corporate and mortgage- and asset-backed—depending on WAMCo’s forecast of relative values; purchasing undervalued securities in each of the key sectors, while keeping overall quality high; tracking the duration of the overall Portfolio so that it falls within a narrow band relative to the benchmark’s duration, with adjustments made to reflect WAMCo’s long-term outlook for interest rates; and positioning the term structure of the Portfolio to take advantage of market developments. The percentage of the Portfolio’s assets allocated to WAMCo is 25%.

Metropolitan West Asset Management LLC (“MWAM”) utilizes five value-added principal strategies in selecting investments: (1) duration management, (2) yield curve positioning, (3) sector allocation, (4) security selection, and (5) opportunistic execution. The first three strategies are top-down in orientation and start with a decision of where duration should be established (within a plus-or-minus one-year range from the benchmark’s duration). The bottom-up strategies of security selection and execution involve the day-to-day combing of the bond market for opportunities and aggressive and informed negotiation of prices. The percentage of the Portfolio’s assets allocated to MWAM is 25%.

Principal risks of investing in the Portfolio

The Portfolio’s performance could be hurt by:

➢	Market risk, which is the risk that bond prices overall decline. Bond markets tend to move in cycles, with periods of rising prices and periods of falling prices.
➢

Interest rate risk, which is the risk that interest rates rise and fall over time. As the yields of the underlying investments change over time, the Portfolio’s yield will change. When interest rates are low, the Portfolio’s yield and total return also may be low. When interest rates rise, bond prices generally fall, which might affect the Portfolio’s share price to fall. The longer the Portfolio’s maturity or duration, the more sensitive its share price will be to interest rate movements.

➢

Credit risk, which means the Portfolio is subject to the risk that a decline in the credit quality of an investment could cause the Portfolio to lose money. Although the Portfolio invests primarily in investment grade securities, the Portfolio could lose money if the issuer or guarantor of a portfolio security or a counterparty to a derivative contract fails to make timely payment or otherwise honor its obligations. Junk bonds involve greater risks of default or downgrade and are more volatile than investment grade securities.

Consulting Group Capital Markets Funds         21

➢

Prepayment and extension risks, which means a debt obligation may be paid off earlier or later than expected. Either situation could cause the Portfolio to hold securities paying lower-than-market rates of interest, which could hurt the Portfolio's yield or share price. In addition, rising interest rates tend to extend the duration of certain fixed income securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, the Portfolio may exhibit additional volatility. This is known as extension risk. When interest rates decline, borrowers may pay off their fixed income securities sooner than expected. This can reduce the returns of the Portfolio because the Portfolio will have to reinvest that money at the lower prevailing interest rates. This is known as prepayment risk.

➢

Derivatives risk, which means that the Portfolio’s use of derivatives to enhance returns or hedge against market declines subjects the Portfolio to potentially greater volatility and/or losses. A derivative contract will obligate or entitle the Portfolio to deliver or receive an asset or a cash payment based on the change in value of one or more designated securities, currencies or indices. Even a small investment in derivatives contracts can have a large impact on the Portfolio’s interest rate, securities market and currency exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when interest rates, stock prices or currency rates are changing. The Portfolio may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Portfolio’s holdings. The other party to certain derivative contracts presents the same types of credit risks as issuers of fixed income securities. Derivatives can also make the Portfolio’s assets less liquid and harder to value, especially in declining markets. The Portfolio may hold illiquid securities that may be difficult to sell and may be required to be fair valued.

➢	Foreign investment risk, which means risks unique to investing in foreign issuers. These include:
➢	Less information about foreign issuers or markets may be available because of less rigorous accounting standards or regulatory practices.
➢

Many foreign markets are smaller, less liquid and more volatile than U.S. markets. In a changing market, the Subadvisers may not be able to sell securities held by the Portfolio in desired amounts and/or at prices they consider reasonable.

➢	Economic, political or social instability in foreign countries may significantly disrupt the principal financial markets in which the Portfolio invests.
➢

Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, or nationalize a company, which could have a severe effect on security prices and/or on the Portfolio’s ability to bring its capital or income back to the U.S.

➢	Withholding and other foreign taxes may decrease the Portfolio’s return.
➢

Emerging markets risk, which refers to the fact that in addition to foreign investment and currency risks, which tend to be amplified in emerging markets, emerging markets may experience rising interest rates, or, more significantly, rapid inflation or hyperinflation. The economies of emerging market countries may grow at slower rates than expected or suffer a downturn or recession. The Portfolio also could experience a loss from settlement and custody practices in some emerging markets.

➢

Currency risk, which refers to the risk that as a result of the Portfolio’s investments in securities denominated in, and/or receiving revenues in foreign currencies, those currencies will decline in value relative to the U.S. dollar or, in the case of hedged positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the value of your investment in the Portfolio would be adversely affected.

➢

Securities lending, which includes the potential insolvency of the borrower that could result in delays in recovering securities and capital losses. Additionally, losses could result from the reinvestment of collateral received on loaned securities in investments that default or do not perform well.

➢

Manager risk, which is the risk that poor security selection by a Subadviser will cause the Portfolio to underperform relevant benchmarks or other investments with similar strategies. This risk is common for all actively managed funds.

➢

Multi-manager risk, which is the risk that the investment styles of the Subadvisers may not complement each other as expected by the Manager. The Portfolio’s exposure to a particular stock, industry or technique could be greater or smaller than if the Portfolio had a single Subadviser.

The bar chart below and table on the next page illustrate the risks and returns of investing in the Portfolio by showing changes in the performance of the Portfolio for the most recent ten calendar years and showing the Portfolio’s average annual returns (before and after taxes) for different calendar periods compared to those of the Portfolio’s benchmark index and its Lipper peer group. The Portfolio’s past performance, before and after taxes, does not necessarily indicate how the Portfolio will perform in the future.

Percentage Total Returns for Core Fixed Income Investments

22         Consulting Group Capital Markets Funds

Portfolio’s best and worst calendar quarters

Best: 4.85% in 3rd quarter 2001; Worst: (2.30)% in 2nd quarter 2004

Year-to-date: 4.00% (through 3rd quarter 2007)

Average Annual Total Returns (for the period ended December 31, 2006)
Inception Date 11/18/91	1 year	5 years	10 years
Portfolio (without advisory program fee)*
Return Before Taxes	4.12%	4.23%	5.36%
Return After Taxes on Distributions(1)	2.49%	2.60%	3.33%
Return After Taxes on Distributions and Sale of Portfolio Shares(1)	2.65%	2.64%	3.32%
Lehman Brothers Aggregate Bond Index	4.33%	5.06%	6.24%
Lehman Brothers Intermediate Government/Credit Bond Index	4.07%	4.52%	5.93%
Lipper Intermediate Investment Grade Debt Funds Average	4.05%	4.42%	5.81%

*

The Portfolio is available only to investors participating in an advisory program. These programs charge an annual fee, which in the case of TRAK® may be up to 1.5%. The performance information in the bar chart and table does not reflect this fee, which would reduce your return.

(1)

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an individual investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Portfolio shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Portfolio shares at the end of the measurement period.

Benchmarks

The Portfolio’s benchmark is the Lehman Brothers Aggregate Bond Index. The index is composed of debt securities of the U.S. government and its agencies and publicly issued, fixed rate, non-convertible, investment-grade domestic corporate debt with at least one year remaining to maturity. Unlike the Portfolio, the benchmark is unmanaged and does not include any fees or expenses. An investor cannot invest directly in an index. In addition, the Portfolio compares its performance with the Lipper Intermediate Investment Grade Debt Funds Average. The Lipper Intermediate Investment Grade Debt Funds Average is comprised of funds that, by fund practice, invest primarily in investment-grade debt issues rated in the top four grades by an nationally recognized rating organization, with dollar-weighted average maturities of one to five years.

The Portfolio previously compared its performance with the Lehman Brothers Intermediate Government/Credit Bond Index. The Lehman Brothers Intermediate Government/Credit Bond Index is the non-securitized component of the Aggregate Bond Index and is comprised of Treasuries (i.e. public obligations of the U.S. Treasury that have remaining maturities of more than one year), government-related issues (i.e., agency, sovereign, supranational, and local authority debt), and USD corporates. The Government/Credit Bond Index is a subset of the Aggregate Bond Index. The Portfolio changed its comparison because it captures a greater number of bond sectors.

Fee table

This table describes the fees and expenses you may pay if you buy and hold shares of the Portfolio and is based upon the expenses for the Portfolio’s most recent fiscal year.

Shareholder Fees
(fees paid directly from your investment)
Maximum annual TRAK® fee	1.50%
Annual Portfolio operating expenses (expenses that are deducted from Portfolio assets)
Management fee	0.40%
Other expenses
Short sale dividend expenses(2)	0.01%
Remainder of other expenses(2)	0.13%
Total annual Portfolio operating expenses(1)	0.54%

(1)	The Manager may voluntarily waive a portion of its fees. The Manager may change or eliminate this expense waiver at any time.

(2)

Short sale dividends are treated as an expense and increase the Portfolio’s expense ratio, although no cash is received or paid by the Portfolio. The amount of short sale dividend expenses was 0.01% of average net assets for fiscal year 2007. Excluding such short sale dividend expenses, “Other expenses” are 0.13%. Short sale dividend expenses will vary and may be either greater than or less than the amount disclosed.

Example

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. Your actual costs may be higher or lower. Under the assumptions set forth below, your costs, including the maximum annual TRAK® fee, would be:

After 1 year	After 3 years	After 5 years	After 10 years
$207	$639	$1,098	$2,369

The example assumes:

➢	You invest $10,000 in the Portfolio for the time periods indicated;
➢	You reinvest all dividends and distributions;
➢	You redeem at the end of each period;
➢	Your investment has a 5% return each year—the assumption of a 5% return is required by the SEC for purposes of this example and is not a prediction of the Portfolio’s future performance; and
➢	The Portfolio’s operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same.

Consulting Group Capital Markets Funds         23

High Yield Investments

Investment objective

A high level of current income by investing primarily in below-investment grade debt securities.

Principal investment strategies

The Portfolio will invest, under normal market conditions, at least 80% of its net assets in fixed income securities of corporate issuers located in the United States rated below investment grade by two or more nationally recognized statistical rating organizations (commonly called “junk bonds”), or, if unrated, of equivalent quality as determined by the Subadvisers. These securities include all types of debt obligations, such as corporate bonds and notes and collateralized mortgage obligations. The Portfolio may invest up to 20% of its assets in securities of issuers located in developed and emerging foreign countries. The Portfolio also may invest up to 20% of its assets in equity and equity-related securities, including common stock, convertible securities, preferred stock, warrants and rights. The Portfolio may engage in securities lending.

Credit quality. The Portfolio invests primarily in junk bonds.

Duration. The Portfolio’s average duration ranges from two to six years. Duration is an approximate measure of the sensitivity of the market value of the Portfolio’s holdings to changes in interest rates. Maturity means the date on which the principal amount of a debt security is due and payable. Individual securities may be of any maturity.

How the subadvisers select the Portfolio’s investments

Penn Capital Management Co., Inc. (“Penn Capital”) seeks investments from an initial universe that includes all domestic, corporate cash-paying dollar denominated bond issues that have spread-to-treasury and yield characteristics that are consistent with or wider than the single-B credit tier. Sectors and industries are selected that offer relative value based on Penn Capital’s macro-economic outlook. Penn Capital scans this group for companies with spreads to treasury that are wider than comparable companies, industry averages and historical averages. Penn Capital further screens these companies for improving metrics and further liquidity analysis and qualitative research are performed before a credit is determined to be suitable for the Portfolio. Penn Capital further screens each potential investment based on its effect on Penn Capital’s current industry weightings and diversification. The percentage of the Portfolio’s assets allocated to Penn Capital is 50%.

Western Asset Management Company (“WAMCo”) uses multiple strategies, including issue selection, subsector allocation and other technical factors, to minimize risk and maximize return through diversification among industry, quality and security sectors. WAMCo’s investment process uses a team approach based on bottom-up research to identify attractive industries and analyze individual companies and issues for appropriate credit parameters and total rate of return potential, and top-down macroeconomic analysis to develop an investment outlook. WAMCo’s goal is to seek out companies with superior management teams with strong track records, defensible market positions, strong cash flow generation and growth prospects, and underlying asset values under multiple scenarios. The percentage of the Portfolio’s assets allocated to WAMCo is 50%.

Principal risks of investing in the Portfolio

The Portfolio’s performance could be hurt by:

➢	Market risk, which is the risk that bond prices overall decline. Bond markets tend to move in cycles, with periods of rising prices and periods of falling prices.
➢

Interest rate risk, which is the risk that interest rates rise and fall over time. As the yields of the underlying investments change over time, the Portfolio’s yield will change. When interest rates are low, the Portfolio’s yield and total return also may be low. When interest rates rise, bond prices generally fall, which might cause the Portfolio’s share price to fall. The longer the Portfolio’s maturity or duration, the more sensitive its share price will be to interest rate movements.

➢

Credit risk, which means the Portfolio is subject to the risk that a decline in the credit quality of an investment could cause the Portfolio to lose money. Investment in high yield securities or junk bonds involves substantial risk of loss. The Portfolio could lose money if the issuer or guarantor of a portfolio security or a counterparty to a derivative contract fails to make timely payment or otherwise honor its obligations. Junk bonds involve greater risks of default or downgrade and are more volatile than investment grade securities. Junk bonds involve greater risk of price declines than investment-grade securities due to actual or perceived changes in an issuer's creditworthiness. In addition, issuers of junk bonds may be more susceptible than other issuers to economic downturns. Such securities are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the securities.

➢

Prepayment and extension risks, which means a debt obligation may be paid off earlier or later than expected. Either situation could cause the Portfolio to hold securities paying lower than market rates of interest, which could hurt the Portfolio's yield or share price. In addition, rising interest rates tend to extend the duration of certain fixed income securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, the Portfolio may exhibit additional volatility. This is known as extension risk. When interest rates decline, borrowers may pay off their fixed income securities sooner than expected. This can reduce the returns of the Portfolio because the Portfolio will have to reinvest that money at the lower prevailing interest rates. This is known as prepayment risk.

➢

Liquidity risk exists when securities are difficult or impossible for the Portfolio to sell at the time and the price that the Portfolio would like due to a limited market or to legal restrictions. This may result in a loss or may otherwise be costly to the Portfolio. In addition, these securities may need to be fair valued.

24         Consulting Group Capital Markets Funds

➢

Currency risk, which refers to the risk that as a result of the Portfolio’s investments in securities denominated in, and/or receiving revenues in, foreign currencies, those currencies will decline in value relative to the U.S. dollar or, in the case of hedged positions, the U.S. dollar will decline in value relative to the currency hedged. In either event, the value of your investment in the Portfolio would be adversely affected.

➢	Foreign investment risk, which means risks unique to investing in foreign issuers. These include:
➢	Less information about foreign issuers or markets may be available because of less rigorous accounting standards or regulatory practices.
➢

Many foreign markets are smaller, less liquid and more volatile than U.S. markets. In a changing market, the Subadvisers may not be able to sell securities held by the Portfolio in desired amounts and/or at prices they consider reasonable.

➢	Economic, political or social instability in foreign countries may significantly disrupt the principal financial markets in which the Portfolio invests.
➢

Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, or nationalize a company, which could have a severe effect on security prices and/or on the Portfolio’s ability to bring its capital or income back to the U.S.

➢	Withholding and other foreign taxes may decrease the Portfolio’s return.
➢

Emerging markets risk, which refers to the fact that in addition to foreign investment and currency risks, which tend to be amplified in emerging markets, emerging markets may experience rising interest rates, or, more significantly, rapid inflation or hyperinflation. The economies of emerging market countries may grow at slower rates than expected or suffer a downturn or recession. The Portfolio also could experience a loss from settlement and custody practices in some emerging markets.

➢

Securities lending risk, which includes the potential insolvency of the borrower that could result in delays in recovering securities and capital losses. Additionally, losses could result from the reinvestment of collateral received on loaned securities in investments that default or do not perform well.

➢

Manager risk, which is the risk that poor security selection by a Subadviser will cause the Portfolio to underperform relevant benchmarks or other investments with similar strategies. This risk is common for all actively managed funds.

➢

Multi-manager risk, which is the risk that the investment styles of the Subadvisers may not complement each other as expected by the Manager. The Portfolio’s exposure to a particular stock, industry or technique could be greater or smaller than if the Portfolio had a single Subadviser.

The bar chart and table below illustrate the risks and returns of investing in the Portfolio by showing changes in the performance of the Portfolio since inception and showing the Portfolio’s average annual returns (before and after taxes) for different calendar periods compared to those of the Portfolio’s benchmark index and its Lipper peer group. The Portfolio’s past performance, before and after taxes, does not necessarily indicate how the Portfolio will perform in the future.

Percentage Total Returns for High Yield Investments

Portfolio’s best and worst calendar quarters

Best: 6.86% in 2nd quarter 2003; Worst: (7.80)% in 2nd quarter 2002

Year-to-date: 3.55% (through 3rd quarter 2007)

Average Annual Total Returns (for the period ended December 31, 2006)
Inception Date 7/13/98	1 year	5 years	Since Inception
Portfolio (without advisory program fee)*
Return Before Taxes	10.18%	6.95%	2.83%
Return After Taxes on Distributions(1)	7.07%	3.98%	-0.55%
Return After Taxes on Distributions and Sale of Portfolio Shares(1)	6.51%	4.11%	0.25%
Lehman Brothers High Yield Index**	11.87%	10.19%	5.73%
Lipper High Current Yield Funds Average**	10.02%	8.59%	3.88%

*

The Portfolio is available only to investors participating in an advisory program. These programs charge an annual fee, which in the case of TRAK® may be up to 1.5%. The performance information in the bar chart and table does not reflect this fee, which would reduce your return.

(1)

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an individual investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Portfolio shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Portfolio shares at the end of the measurement period.

**	Index and Lipper comparisons began on 7/31/98.

Consulting Group Capital Markets Funds         25

Benchmarks

The Portfolio’s benchmark is the Lehman Brothers High Yield Index, a broad-based market measure of high yield bonds, commonly known as “junk bonds.” The index is designed to mirror the investable universe of the dollar-denominated high yield debt market. Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index’s performance. An investor cannot invest directly in an index. In addition, the Portfolio compares its performance to the Lipper High Current Yield Funds Average. The Lipper High Current Yield Fund Average is comprised of funds that, by fund practice, aim at high current yield from fixed income securities, have no quality or maturity restrictions, and tend to invest in lower grade debt issues.

Fee table

This table describes the fees and expenses you may pay if you buy and hold shares of the Portfolio and is based upon the expenses of the Portfolio’s most recent fiscal year.

Shareholder Fees
(fees paid directly from your investment)
Maximum annual TRAK® fee	1.50%
Annual Portfolio operating expenses (expenses that are deducted from Portfolio assets)
Management fee	0.70%
Other expenses	0.30%
Total annual Portfolio operating expenses(1)	1.00%

(1)	The Manager has voluntarily waived a portion of its fees. The Manager may change or eliminate this expense waiver at any time.

Expenses After Waivers, Reimbursements or Credits
Management fee	0.70%
Other expenses	0.30%
Management fee waivers and reimbursements	(0.15)%

Net annual Portfolio operating expenses	0.85%

Example

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. Your actual costs may be higher or lower. Under the assumptions set forth below, your costs, including the maximum annual TRAK® fee, would be:

After 1 year	After 3 years	After 5 years	After 10 years
$253	$778	$1,330	$2,835

The example assumes:

➢	You invest $10,000 in the Portfolio for the time periods indicated;
➢	You redeem at the end of each period;
➢	You reinvest all dividends and distributions;
➢	Your investment has a 5% return each year—the assumption of a 5% return is required by the SEC for purposes of this example and is not a prediction of the Portfolio’s future performance; and
➢	The Portfolio’s operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same.

26         Consulting Group Capital Markets Funds

International Fixed Income Investments

Investment objective

Maximize current income, consistent with the protection of principal.

Principal investment strategies

The Portfolio will invest, under normal market conditions, at least 80% of its net assets in non-U.S. dollar-denominated fixed income securities. The Portfolio invests primarily in fixed income securities of issuers located in at least three countries, including the U.S., and will not invest more than 25% of its assets in the securities of governments or corporations in any one country. Up to 10% of the Portfolio’s total assets may be invested in fixed income securities of issuers located in emerging markets countries. The fixed income instruments in which the Portfolio may invest include sovereign bonds; asset-backed securities backed by assets such as automobile, credit card, home equity and student loans; collateralized mortgage obligations; corporate bonds and notes; mortgage-backed securities; and U.S. government securities. The Portfolio may invest in derivatives based on these securities including futures, options and swaptions and may use other investment techniques such as mortgage dollar rolls, buy-backs and securities lending to earn additional income. The Portfolio may invest up to 20% of its total assets in swaps. The Portfolio also may engage in short sales of securities. Investments may be structured to provide all types of interest rate payments, including fixed, variable, floating, inverse, zero or interest only rates of interest. The Portfolio attempts to hedge against unfavorable changes in currency exchange rates by engaging in forward currency transactions and trading swaps, currency futures contracts and options on these futures. The Portfolio also may invest in currency spot and forward transactions for the purpose of active currency exposure. Foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) normally will be limited to 20% of the Portfolio’s total assets.

Credit Quality: The Portfolio invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by one or more nationally recognized statistical ratings organizations.

Duration: The Portfolio’s average portfolio duration normally ranges within two years (plus or minus) of the duration of the benchmark index. The duration of the benchmark index has fluctuated between 5.79 and 6.24 years over the past several years. Duration is an approximate measure of the sensitivity of the market value of the Portfolio’s holdings to changes in interest rates. Maturity means the date on which the principal amount of a debt security is due and payable. The Portfolio may invest in individual securities of any maturity.

How the subadviser selects the Portfolio’s investments

Pacific Investment Management Company LLC (“PIMCO”) employs a total return approach that focuses on both capital appreciation and income while managing overall risk. PIMCO manages global bond investments by focusing on both economic and credit fundamentals as key determinants of value in fixed income markets, limiting volatility with respect to the benchmark index.

Principal risks of investing in the Portfolio

The Portfolio’s performance could be hurt by:

➢	Market risk, which is the risk that bond prices overall decline. Bond markets tend to move in cycles, with periods of rising prices and periods of falling prices.
➢

Interest rate risk, which is the risk that interest rates rise and fall over time. As the yields of the underlying investments change over time, the Portfolio’s yield will change. When interest rates are low, the Portfolio’s yield and total return also may be low. When interest rates rise, bond prices generally fall, which might cause the Portfolio’s share price to fall. The longer the Portfolio’s maturity or duration, the more sensitive its share price will be to interest rate movements.

➢

Credit risk, which means the Portfolio is subject to the risk that a decline in the credit quality of an investment could cause the Portfolio to lose money. Although the Portfolio invests primarily in investment grade securities, the Portfolio could lose money if the issuer or guarantor of a portfolio security or a counterparty to a derivative contract fails to make timely payment or otherwise honor its obligations. Junk bonds involve greater risks of default or downgrade and are more volatile than investment grade securities.

➢

Prepayment and extension risks, which means a debt obligation may be paid off earlier or later than expected. Either situation could cause the Portfolio to hold securities paying lower-than-market rates of interest, which could hurt the Portfolio's yield or share price. In addition, rising interest rates tend to extend the duration of certain fixed income securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, the Portfolio may exhibit additional volatility. This is known as extension risk. When interest rates decline, borrowers may pay off their fixed income securities sooner than expected. This can reduce the returns of the Portfolio because the Portfolio will have to reinvest that money at the lower prevailing interest rates. This is known as prepayment risk.

➢

Derivatives risk, which means that the Portfolio’s use of derivatives to enhance returns or hedge against market declines subjects the Portfolio to potentially greater volatility and/or losses. A derivative contract will obligate or entitle the Portfolio to deliver or receive an asset or a cash payment based on the change in value of one or more designated securities, currencies or indices. Even a small investment in derivatives contracts can have a large impact on the Portfolio’s interest rate, securities market and currency exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when interest rates, stock prices or currency rates are changing. The Portfolio may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Portfolio’s holdings. The other party to certain derivative contracts presents the same types of credit risks as issuers of fixed income securities. Derivatives can also make the Portfolio’s assets less liquid and harder to value, especially in declining markets.

Consulting Group Capital Markets Funds         27

➢	Foreign investment risks, which means risks unique to investing in foreign issuers. These include:
➢	Less information about foreign issuers or markets may be available because of less rigorous accounting standards or regulatory practices.
➢

Many foreign markets are smaller, less liquid and more volatile than U.S. markets. In a changing market, the Subadviser may not be able to sell securities held by the Portfolio in desired amounts and/or at prices it considers reasonable.

➢	Economic, political or social instability in foreign countries may significantly disrupt the principal financial markets in which the Portfolio invests.
➢

Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, or nationalize a company, which could have a severe effect on security prices and/or on the Portfolio’s ability to bring its capital or income back to the U.S.

➢	Withholding and other foreign taxes may decrease the Portfolio’s return.
➢

Emerging markets risk which refers to the fact that in addition to foreign investment and currency risks, which tend to be amplified in emerging markets, emerging markets may experience rising interest rates, or, more significantly, rapid inflation or hyperinflation. The economies of emerging market countries may grow at slower rates than expected or suffer a downturn or recession. The Portfolio also could experience a loss from settlement and custody practices in some emerging markets.

➢

Currency risk, which means the risk that as a result of the Portfolio’s investments in securities denominated in, and/or receiving revenues in, foreign currencies, those currencies will decline in value relative to the U.S. dollar or, in the case of hedged positions, the U.S. dollar will decline in value relative to the currency hedged. In either event, the value of your investment in the Portfolio would be adversely affected.

➢

Liquidity risk exists when securities are difficult or impossible for the Portfolio to sell at the time and the price that the Portfolio would like due to a limited market or to legal restrictions. This may result in a loss or may otherwise be costly to the Portfolio. In addition, these securities may need to be fair valued.

➢

Non-diversification risk, which means that because the Portfolio is a “non-diversified” fund, it is permitted to invest in a limited number of issuers. To the extent the Portfolio invests in a limited number of issuers or countries, it is subject, to a greater extent, to the risks associated with those issuers or countries.

➢

Securities lending risk, which includes the potential insolvency of the borrower that could result in delays in recovering securities and capital losses. Additionally, losses could result from the reinvestment of collateral received on loaned securities in investments that default or do not perform well.

➢

Manager risk, which is the risk that poor security selection by the Subadviser will cause the Portfolio to underperform relevant benchmarks or other investments with similar strategies. This risk is common for all actively managed funds.

The bar chart and table below illustrate the risks and returns of investing in the Portfolio by showing changes in the performance of the Portfolio for the most recent ten calendar years and showing the Portfolio’s average annual returns (before and after taxes) for different calendar periods compared to those of the Portfolio’s benchmark index and its Lipper peer group. The Portfolio’s past performance, before and after taxes, does not necessarily indicate how the Portfolio will perform in the future.

Percentage Total Returns for

International Fixed Income Investments

Portfolio’s best and worst calendar quarters

Best: 11.91% in 2nd quarter 2002; Worst: (5.43)% in 1st quarter 1999

Year-to-date: 2.59% (through 3rd quarter 2007)

Average Annual Total Returns (for the period ended December 31, 2006)
Inception Date 11/18/91	1 year	5 years	10 years
Portfolio (without advisory program fee)*
Return Before Taxes	4.29%	8.25%	4.13%
Return After Taxes on Distributions(1)	3.68%	6.31%	2.10%
Return After Taxes on Distributions and Sale of Portfolio Shares(1)	3.45%	6.04%	2.29%
Citigroup Non-U.S. World Gov. Bond Index—Hedged	3.10%	4.52%	6.35%
Lipper International Income Funds Average	5.53%	8.25%	4.24%

*

The Portfolio is available only to investors participating in an advisory program. These programs charge an annual fee, which in the case of TRAK® may be up to 1.5%. The performance information in the bar chart and table does not reflect this fee, which would reduce your return.

(1)

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an individual investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Portfolio shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Portfolio shares at the end of the measurement period.

28         Consulting Group Capital Markets Funds

Benchmarks

The Portfolio’s benchmark is the Citigroup Non-U.S. World Government Bond Index—Hedged. The index is a market capitalization-weighted index consisting of government bond markets in 13 developed countries, excluding the U.S. Unlike the Portfolio, the benchmark is unmanaged and does not include any fees or expenses. An investor cannot invest directly in an index. In addition, the Portfolio compares its performance with the Lipper International Income Funds Average. The Lipper Average is an average of the reinvested performance of funds that invest primarily in U.S. dollar and non-U.S. dollar debt securities located in at least three countries, excluding the United States, except in periods of market weakness.

Fee table

This table describes the fees and expenses you may pay if you buy and hold shares of the Portfolio and is based upon the expenses of the Portfolio’s most recent fiscal year.

Shareholder Fees
(fees paid directly from your investment)
Maximum annual TRAK® fee	1.50%
Annual Portfolio operating expenses (expenses that are deducted from Portfolio assets)
Management fee	0.50%
Other expenses
Short sale dividend expenses(2)	0.04%
Remainder other expenses (2)	0.24%
Total annual Portfolio operating expenses(1)	0.78%

(1)	The Manager may voluntarily waive a portion of its fees. The Manager may change or eliminate this expense waiver at any time.

(2)

Short sale dividends are treated as an expense and increase the Portfolio’s expense ratio, although no cash is received or paid by the Portfolio. The amount of short sale dividend expenses was 0.04% of average net assets for fiscal year 2007. Excluding such short sale dividend expenses, “Other expenses” are 0.24%. Short sale dividend expenses will vary and may be either greater than or less than the amount disclosed.

Example

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. Your actual costs may be higher or lower. Under the assumptions set forth below, your costs, including the maximum annual TRAK® fee, would be:

After 1 year	After 3 years	After 5 years	After 10 years
$231	$712	$1,219	$2,613

The example assumes:

➢	You invest $10,000 in the Portfolio for the time periods indicated;
➢	You reinvest all dividends and distributions;
➢	You redeem at the end of each period;
➢	Your investment has a 5% return each year—the assumption of a 5% return is required by the SEC for purposes of this example and is not a prediction of the Portfolio’s future performance; and
➢	The Portfolio’s operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same.

Consulting Group Capital Markets Funds         29

Municipal Bond Investments

Investment objective

A high level of interest income that is excluded from federal income taxation, to the extent consistent with prudent investment management and the preservation of capital.

Principal investment strategies

The Portfolio will invest, under normal market conditions, at least 80% of its net assets in tax exempt general obligation, revenue and private activity bonds and notes, which are issued by or on behalf of states, territories or possessions of the U.S. and the District of Columbia and their political subdivisions, agencies and instrumentalities (including Puerto Rico, the Virgin Islands and Guam). Tax-exempt means that the bonds pay interest that is excluded from gross income for regular federal income tax purposes. The Portfolio’s investments generally include municipal obligations with a full range of maturities and broad issuer and geographic diversification.

Credit quality. The Portfolio limits its investments to municipal obligations that are rated investment grade or higher by a nationally recognized statistical rating organization, or, if unrated, of equivalent quality as determined by the Subadviser.

Duration. The Portfolio’s average duration is typically maintained at 90-105% of the average benchmark duration, which is the average duration of all the constituent bonds in the Lehman Brothers Municipal Bonds Index. Duration is an approximate measure of the sensitivity of the market value of the Portfolio holdings to changes in interest rates. The Portfolio is generally composed of securities having a full range of maturities. Maturity means the date on which the principal amount of a debt security is due and payable. Individual investments may be of any maturity.

How the subadviser selects the Portfolio’s investments

McDonnell Investment Management, LLC (“McDonnell”) employs a conservative approach to active municipal bond management. In order to add value, McDonnell attempts to identify relative value opportunities among securities and sectors, as well as exploiting anticipated changes in the slope of the yield curve.

Principal risks of investing in the Portfolio

The Portfolio’s performance could be hurt by:

➢	Market risk, which is the risk that municipal bond prices overall decline. Bond markets tend to move in cycles, with periods of rising prices and periods of falling prices.
➢

Interest rate risk, which is the risk that interest rates rise and fall over time. As the yields of the underlying investments change over time, the Portfolio’s yield will change. When interest rates are low, the Portfolio’s yield and total return also may be low. When interest rates rise, bond prices generally fall, which might cause the Portfolio’s share price to fall. The longer the Portfolio’s maturity, the more sensitive its share price will be to interest rate movements.

➢

Credit risk, which means the Portfolio is subject to the risk that a decline in the credit quality of an investment could cause the Portfolio to lose money. Although the Portfolio invests primarily in investment grade securities, the Portfolio could lose money if the issuer or guarantor of a portfolio security fails to make timely payment or otherwise honor its obligations. Junk bonds involve greater risks of default or downgrade and are more volatile than investment grade securities.

➢

Prepayment and extension risks, which means a debt obligation may be paid off earlier or later than expected. Either situation could cause the Portfolio to hold securities paying lower-than-market rates of interest, which could hurt the Portfolio's yield or share price. In addition, rising interest rates tend to extend the duration of certain fixed income securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, the Portfolio may exhibit additional volatility. This is known as extension risk. When interest rates decline, borrowers may pay off their fixed income securities sooner than expected. This can reduce the returns of the Portfolio because the Portfolio will have to reinvest that money at the lower prevailing interest rates. This is known as prepayment risk.

➢

Municipal securities risk, which includes risks that new federal or state legislation or Internal Revenue Service determinations may adversely affect the tax-exempt status of securities held by the Portfolio or the financial ability of the municipalities to repay these obligations. Additionally, issuers of municipal obligations may not be able to make timely payments because of general economic downturns or increased governmental costs.

➢

Taxation risk, which means the possibility that some of the Portfolio’s income distributions may be, and distributions of the Portfolio’s gains may be, subject to federal taxation. The Portfolio may realize taxable gains on the sale of its securities or other transactions, and some of the Portfolio’s income distributions may be subject to the federal alternative minimum tax. This may result in a lower tax-adjusted return. In addition, distributions of the Portfolio’s income and gains generally will be subject to state taxation.

➢

Manager risk, which is the risk that poor security selection by the Subadviser will cause the Portfolio to underperform relevant benchmarks or other investments with similar strategies. This risk is common for all actively managed funds.

30         Consulting Group Capital Markets Funds

The bar chart and table below illustrate the risks and returns of investing in the Portfolio by showing changes in the performance of the Portfolio for the most recent ten calendar years and showing the Portfolio’s average annual returns (before and after taxes) for different calendar periods compared to those of the Portfolio’s benchmark index and its Lipper peer group. The Portfolio’s past performance, before and after taxes, does not necessarily indicate how the Portfolio will perform in the future.

Percentage Total Returns for

Municipal Bond Investments

Portfolio’s best and worst calendar quarters

Best: 5.28% in 4th quarter 2000; Worst: (2.80)% in 2nd quarter 1999

Year-to-date: 1.31% (through 3rd quarter 2007)

Average Annual Total Returns (for the period ended December 31, 2006)
Inception Date 11/18/91	1 year	5 years	10 years
Portfolio (without advisory program fee)*
Return Before Taxes	4.22%	5.11%	5.06%
Return After Taxes on Distributions(1)	4.22%	5.11%	5.01%
Return After Taxes on Distributions and Sale of Portfolio Shares(1)	4.02%	4.95%	4.90%
Lehman Brothers Municipal Bond Index	4.85%	5.53%	5.76%
Lipper General Municipal Debt Funds Average	4.54%	4.83%	4.78%

*

The Portfolio is available only to investors participating in an advisory program. These programs charge an annual fee, which in the case of TRAK® may be up to 1.5%. The performance information in the bar chart and table does not reflect this fee, which would reduce your return.

(1)

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an individual investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Portfolio shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Portfolio shares at the end of the measurement period.

Benchmarks

The Portfolio’s primary benchmark is the Lehman Brothers Municipal Bond Index. The index is a composite measure of the total return performance of the municipal bond market. Unlike the Portfolio, the benchmark is unmanaged and does not include any fees or expenses. An investor cannot invest directly in an index. In addition, the Portfolio compares its performance with the Lipper General Municipal Debt Funds Average. The Lipper General Municipal Debt Funds Average is comprised of funds that, by fund practice, invest in municipal debt issues in the top four credit ratings as determined by a nationally recognized statistical rating organization.

Consulting Group Capital Markets Funds         31

Fee table

This table describes the fees and expenses you may pay if you buy and hold shares of the Portfolio and is based upon the expenses of the Portfolio’s most recent fiscal year.

Shareholder Fees
(fees paid directly from your investment)
Maximum annual TRAK® fee	1.50%
Annual Portfolio operating expenses (expenses that are deducted from Portfolio assets)
Management fee	0.40%
Other expenses	0.19%
Total annual Portfolio operating expenses(1)	0.59%

(1)	The Manager may voluntarily waive a portion of its fees. The Manager may change or eliminate this expense waiver at any time.

Example

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. Your actual costs may be higher or lower. Under the assumptions set forth below, your costs, including the maximum annual TRAK® fee, would be:

After 1 year	After 3 years	After 5 years	After 10 years
$212	$655	$1,124	$2,421

The example assumes:

➢	You invest $10,000 in the Portfolio for the time periods indicated;
➢	You reinvest all dividends and distributions;
➢	You redeem at the end of each period;
➢	Your investment has a 5% return each year—the assumption of a 5% return is required by the SEC for purposes of this example and is not a prediction of the Portfolio’s future performance ; and
➢	The Portfolio’s operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same.

32         Consulting Group Capital Markets Funds

Money Market Investments

Investment objective

To provide maximum current income to the extent consistent with the maintenance of liquidity and the preservation of capital.

Principal investment strategies

The Portfolio invests exclusively in high-quality, short-term U.S. dollar denominated money market investments issued by U.S. and foreign issuers; provided that all such investments meet the requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended (the “1940 Act”), at the time of acquisition.

Credit quality. The Portfolio invests exclusively in high quality securities, generally those that are in the top two tiers of credit quality.

Maturity. Individual securities must have remaining maturities of 397 days or less. Maturity means the date on which the principal amount of debt security is due and payable. Portfolio maintains an average dollar-weighted portfolio maturity of 90 days or less.

How the subadviser selects the Portfolio’s investments

Standish Mellon Asset Management Company LLC (“Standish”) seeks to maintain a constant net asset value per share of $1 by investing in securities that present minimal credit risks. Standish focuses on improving the Portfolio’s yield by actively managing sector allocations and the average maturity of the Portfolio, monitoring the spread relationships between U.S. Treasury and government agency issues, purchasing agency issues when they provide a yield advantage and adjusting average portfolio maturity to reflect Standish’s outlook on interest rates.

Principal risks of investing in the Portfolio

The Portfolio’s performance could be hurt by:

➢

Interest rate risk, which is the risk that interest rates rise and fall over time. As the yields of the underlying investments change over time, the Portfolio’s yield will change. The longer the Portfolio’s maturity, the more sensitive it will be to interest rate movements. During periods when interest rates are low, the Portfolio’s yield will be low.

➢

Credit risk, which means the Portfolio is subject to the risk that a decline in the credit quality of an investment could cause the Portfolio to lose money. Although the risk of default generally is considered unlikely (even among foreign investments, which carry additional risks), any default on the part of a Portfolio investment could cause the Portfolio’s share price or yield to fall. The additional risks of foreign investments are due to reasons ranging from a lack of issuer information to the risk of political uncertainties. Securities issued by certain agencies and instrumentalities of the U.S. government are not guaranteed by the U.S. government and are supported solely by the credit of the instrumentality. YOUR INVESTMENT IS NOT A BANK DEPOSIT. An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Portfolio.

➢

Manager risk, which is the risk that poor security selection by the Subadviser will cause the Portfolio to underperform relevant benchmarks or other investments with similar strategies. This risk is common for all actively managed funds.

The bar chart below and table on the next page illustrate the risks and returns of investing in the Portfolio by showing changes in the performance of the Portfolio for the most recent ten calendar years and showing the Portfolio’s average annual returns (before and after taxes) for different calendar periods compared to those of the Portfolio’s benchmark index and its Lipper peer group. The Portfolio’s past performance, before and after taxes, does not necessarily indicate how the Portfolio will perform in the future.

Percentage Total Returns for

Money Market Investments

Consulting Group Capital Markets Funds         33

Portfolio’s best and worst calendar quarters

Best: 1.51% in 3rd quarter 2000; Worst: 0.11% in 2nd quarter 2004

Year-to-date: 3.63% (through 3rd quarter 2007)

Average Annual Total Returns (for the period ended December 31, 2006)
Inception Date 11/18/91	1 year	5 years	10 years
Portfolio (without advisory program fee)*
Return Before Taxes	4.55%	2.01%	3.42%
90-day T-bill Index	4.86%	2.42%	3.62%
Lipper U.S. Government Money Market Fund Index	4.26%	1.77%	3.21%

*

The Portfolio is available only to investors participating in advisory programs. These programs charge an annual fee, which in the case of TRAK® Personalized Investment Advisory Service may be up to 1.5%. The performance information in the bar chart and table does not reflect this fee, which would reduce your returns.

The Portfolio’s 7-day yield as of August 31, 2007 was 4.03%.

Benchmarks

The Portfolio’s benchmark is the rate of return reflected in the 90-day Treasury Bill Index. Unlike the Portfolio, the benchmark is unmanaged and does not include any fees or expenses. In addition, the Portfolio compares its performance to the Lipper U.S. Government Money Market Funds Index. The Lipper U.S. Government Money Market Funds Index is comprised of funds that, by fund practice, invest in high quality financial instruments rated in the top two grades with dollar-weighted average maturities of less than 90 days.

Fee table

This table describes the fees and expenses you may pay if you buy and hold shares of the Portfolio and is based upon expenses for the Portfolio’s latest fiscal year.

Shareholder Fees
(fees paid directly from your investment)
Maximum annual TRAK® fee	1.50%
Annual Portfolio operating expenses (expenses that are deducted from Portfolio assets)
Management fee	0.15%
Other expenses	0.33%
Total annual Portfolio operating expenses	0.48%

(1)	The Manager has voluntarily waived a portion of its fees. The Manager may change or eliminate this expense waiver at any time.

Expenses After Waivers, Reimbursements or Credits
Management fee	0.15%
Other expenses	0.33%
Management fee waivers and reimbursements	(0.01)%

Net annual Portfolio operating expenses	0.47%

Example

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. Your actual costs may be higher or lower. Under the assumptions set forth below, your costs, including the maximum annual TRAK® fee, would be:

After 1 year	After 3 years	After 5 years	After 10 years
$201	$621	$1,067	$2,306

The example assumes:

➢	You invest $10,000 in the Portfolio for the time periods indicated;
➢	You reinvest all dividends and distributions;
➢	You redeem at the end of each period;
➢	Your investment has a 5% return each year—the assumption of a 5% return is required by the SEC for purposes of this example and is not a prediction of the Portfolio’s future performance; and
➢	The Portfolio’s operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same.

34         Consulting Group Capital Markets Funds

The Manager

The Manager’s address is 787 Seventh Avenue, New York, NY 10019. CIAS is a Delaware corporation formed on September 21, 2005, and is an affiliate of Citigroup Global Markets Inc. (“CGM” or the “Distributor”). The Manager and CGM are subsidiaries of Citigroup Inc. Citigroup businesses produce a broad range of financial services — asset management, banking and consumer finance, credit and charge cards, insurance, investments, investment banking and trading — and use diverse channels to make them available to consumer and corporate customers around the world. The Manager was established to match the investment needs of institutional investors and substantial individual investors with appropriate and well-qualified investment advisers.

Subject to the review and approval of the Board, the Manager is responsible for selecting, supervising, monitoring and evaluating the Subadvisers. The Manager may adjust the allocation of a Portfolio’s assets among Subadvisers by up to 10%. Only the Board can make any adjustment affecting more than 10% of a Portfolio’s assets. The Manager also is responsible for recommending to the Board whether a Subadviser should be replaced. The Portfolios rely upon an exemptive order from the SEC that permits the Manager to select new Subadvisers or replace existing Subadvisers without first obtaining shareholder approval. One of the conditions of the order is that the Board, including a majority of the “non-interested” Trustees, must approve each new Subadviser. In accordance with the order, the Portfolios will provide investors with information about each new Subadviser within 90 days of the hiring of any new Subadviser.

A discussion regarding the Board’s basis for approving the investment advisory and sub-advisory agreements is available in the Trust’s Annual Report for the year ended August 31, 2007. For Subadvisers approved after August 31, 2007, a discussion of the Board’s basis for approval of such agreement(s) will be in the Trust’s Semi-Annual Report for the period ending February 29, 2008.

The Trust’s policies and procedures with respect to the disclosure of the Portfolios’ investment holdings are described in the SAI.

The Subadvisers. The Subadvisers are responsible for the day-to-day investment management of the Portfolios. The names and addresses of the Subadvisers, the percentage of Portfolio assets each Subadviser manages and certain information about the portfolio manager or portfolio management team for each Portfolio are set forth below.

Portfolio	Subadviser	Percentage	Portfolio Manager/Portfolio Management Team Members, Title, Past 5 years’ business experience	Portfolio Manager Since
Large Capitalization Growth Investments	Westfield Capital Management Company, LLC (“Westfield”) One Financial Center 24th Floor Boston, MA 02111	50%	Arthur J. Bauernfeind Chairman and CEO (1990-present). Mr. Bauernfeind covers the energy, financial and industrial sectors for the Portfolio.	2004
			William A. Muggia President and CIO (1994-present). Mr. Muggia covers the healthcare and energy sectors for the Portfolio and is the lead member of the investment team.	2004
			Ethan J. Meyers Senior Analyst and Senior Vice President (2004-present). Mr. Meyers joined Westfield in 1999 and is responsible for covering the financial sector and the consumer services industry of the Portfolio.	2004
			Scott R. Emerman Senior Security Analyst (2002-present). Previously, Vice President, Harbor Capital Management Equity Research (1997-2002). Mr. Emerman is responsible for covering the consumer discretionary and consumer staples sectors for the Portfolio.	2004
	Wells Capital Management Inc. (“Wells Cap”) 525 Market Street 10th Floor San Francisco, CA 94105	25%	Thomas J. Pence, CFA® Managing Director and Senior Portfolio Manager Mr. Pence joined Wells Cap in 2000. Mr. Pence is a Senior Portfolio Manager covering fundamental growth equity.	2006
			Michael C. Harris, CFA Portfolio Manager (2000-present). Mr. Harris is a Portfolio Manager covering fundamental growth equity.	2006
	Delaware Management Company (“Delaware”) 2005 Market Street Philadelphia, PA 19103	25%	Jeffrey S. Van Harte, CFA Senior Vice President and Chief Investment Officer Chief Investment Officer for Focus Growth Equity team (2005-present); Previously, Principal and Executive Vice President, Transamerica Investment Management (“TIM”).	2006
			Christopher J. Bonavico, CFA Vice President, Senior Portfolio Manager and Equity Analyst Senior Portfolio Manager on the firm’s Focus Growth Equity team. (2005 present). Previously, Principal and Portfolio Manager at TIM.	2006

Consulting Group Capital Markets Funds         35

Portfolio	Subadviser	Percentage	Portfolio Manager/Portfolio Management Team Members, Title, Past 5 years’ business experience	Portfolio Manager Since
			Christopher M. Ericksen, CFA Vice President, Portfolio Manager and Equity Analyst (2005-present) on the firm’s Focus Growth Equity team. Portfolio manager, TIM, (2004-2005). Previously, Vice President at Goldman Sachs.	2006
			Daniel J. Prislin, CFA Vice President, Senior Portfolio Manager and Equity Analyst Senior Portfolio Manager on the firm’s Focus Growth Equity team (2005-present). Previously, Principal and portfolio manager, TIM (1998-2005).	2006
Large Capitalization Value Equity Investments	Cambiar Investors, LLC (“Cambiar”) 2401 East Second Avenue Suite 400 Denver, CO 80206	33%	Brian M. Barish, CFA Principal — President and Director of Research, Portfolio Manager and Chairman of the Oversight Board, focusing on technology, aerospace and defense, Cambiar (2002-present). President, Treasurer, Director of Research, Portfolio Manager and Oversight Board Member, Cambiar (2001-present).	2004
			Maria L. Azari, CFA Principal — Portfolio Manager, Investment Analyst, focusing on healthcare and retailing sectors, Cambiar (2003-present); Vice President and Portfolio Manager, Cambiar (2001-2003).	2004
			Ania A. Aldrich, CFA Principal — Portfolio Manager, Investment Analyst, focusing on the financial services and consumer products sectors, Cambiar (2003-present); Vice President and Portfolio Manager, Cambiar (2001-2003).	2004
			Timothy A. Beranek Senior Vice President — Portfolio Manager, Investment Analyst Partner and Senior Portfolio Manager/Investment Analyst, focusing on energy, utilities, and basic material sectors, Cambiar (2005-present); Vice President and Portfolio Manager/Investment Analyst, Cambiar (2003-2004); Securities Analyst/Assistant Portfolio Manager, Cambiar (1999-2003).	2004
	NFJ Investment Group L.P. (“NFJ”) 2100 Ross Avenue Suite 700 Dallas, TX 75201	34%	Paul A. Magnuson Managing Director Senior Research Analyst and Portfolio Manager, NFJ (1992-present).	2005
			Ben J. Fischer, CFA Managing Director Founding partner providing investment analysis and research for the Portfolio, NFJ (1989-present).	2006
			Jeffrey S. Partenheimer, CFA, CPA Managing Director Portfolio Manager and Financial Analyst to the Portfolio, NFJ (1999-present).	2006
	AllianceBernstein L.P. (“AllianceBernstein”) 1345 Avenue of the Americas New York, NY 10105	33%	Marilyn Fedak Co-Chief investment Officer — US Value Equities and chairman of the US Value Equity Investment Policy Group (1993-present). Head of the AllianceBernstein value equities business (2003-present).	2001
			John Mahedy Co-Chief investment Officer — US Value Equities (2003-present); Director of Research — US Value Equities (2001-present).	2001
			Mark Gordon Director of Global Quantitative Research (2004-present); Director of Quantitative Research (1997-2004).	2001
			John Phillips Senior Portfolio Manager, Chairman of AllianceBernstein’s Proxy Voting Committee. (1994-present).	2001
Small Capitalization Growth Investments	Wall Street Associates LLC (“Wall Street”) 1200 Prospect Street, Suite 100 La Jolla, CA 92037	50%	William Jeffery, III Principal, President , CIO, responsible for the implementation and oversight of the investment process for the Portfolio (1997-present).	1997
			Kenneth F. McCain Principal, Portfolio Manager focusing on the technology sector of the Portfolio (1997-present).	1997
			Paul J. Ariano, CFA Portfolio Manager, covering the energy, consumer discretionary and health care sectors of the Portfolio (2005-present); Analyst (1997-2004).	1997

36         Consulting Group Capital Markets Funds

Portfolio	Subadviser	Percentage	Portfolio Manager/Portfolio Management Team Members, Title, Past 5 years’ business experience	Portfolio Manager Since
			Carl Wiese, CFA Portfolio Manager, responsible for the financial services, producer durables and other sectors of the Portfolio (2005-present); Analyst (2000-2004).	1997
			Paul K. LeCoq Principal, Portfolio Manager, focusing on the technology sectors of the Portfolio (1999-present).	2005
	Westfield Capital Management Company, LLC (“Westfield”) One Financial Center 24th Floor Boston, MA 02111	50%	Arthur J. Bauernfeind Chairman and CEO (1990-present). Mr. Bauernfeind covers the energy, financials and industrial sectors for the Portfolio.	2000
			William A. Muggia President and CIO (1994-present). Mr. Muggia covers the healthcare and energy sectors, and is the lead member for the investment team.	2000
			Ethan J. Meyers Senior Security Analyst and Senior Vice President (2004-present). Mr. Meyers joined Westfield in 1999 and is responsible for covering the financial sector and consumer services industry for the Portfolio.	2000
			Scott R. Emerman Senior Security Analyst (2002-present). Previously, Vice President, Harbor Capital Management Equity Research (1997-2002). Mr. Emerman is responsible for covering the consumer discretionary and consumer staples sectors for the Portfolio.	2002
Small Capitalization Value Equity Investments	NFJ Investment Group L.P. (“NFJ”) 2100 Ross Avenue Suite 700 Dallas, TX 75201	35%	Paul A. Magnuson Managing Director Senior Research Analyst and Portfolio Manager NFJ (1992-present).	1993
			Ben J. Fischer, CFA Managing Director Founding partner providing investment analysis and research for the Portfolio, NFJ (1989-present).	2006
			R. Burns McKinney, CFA Portfolio Manager, providing investment analysis and research for the Portfolio, 2006-present). Previously, Equity Analyst, Evergreen Investments.	2006
	Rutabaga Capital Management LLC (“Rutabaga”) 64 Broad Street Boston, MA 02109	30%	Peter Schliemann Managing Principal, Portfolio Manager responsible for the portfolio decisions, buying, selling, rebalancing, and overall portfolio risk, Rutabaga Capital Management (2000-present).	2000
			Brent Miley Principal, Portfolio Manager responsible for the portfolio decisions, buying, selling, rebalancing, and overall portfolio risk, Rutabaga Capital Management (2000-present).	2000
			N. Carter Newbold Principal, Portfolio Manager responsible for the portfolio decisions, buying, selling, rebalancing, and overall portfolio risk, Rutabaga Capital Management (2000-present).	2000
			Dennis Scannell Principal, Portfolio Manager responsible for the portfolio decisions, buying, selling, rebalancing, and overall portfolio risk, Rutabaga Capital Management (2000-present).	2000
			Rob Henderson Senior Vice President Portfolio Manager responsible for the portfolio decisions, buying, selling, rebalancing, and overall portfolio risk, Rutabaga Capital Management (2005-present); Previously, Co-Portfolio Manager of the MFS New Discovery Fund, Massachusetts Financial Services (1996-2005).	2005
	Delaware Management Company (“Delaware”) 2005 Market Street Philadelphia, PA 19103	35%	Christopher S. Beck Senior Vice President and Senior Portfolio Manager (2003-present).	2005

Consulting Group Capital Markets Funds         37

Portfolio	Subadviser	Percentage	Portfolio Manager/Portfolio Management Team Members, Title, Past 5 years’ business experience	Portfolio Manager Since
International Equity Investments	Schroder Investment Management North America Inc. (“Schroder”) 875 Third Avenue, 22nd Floor New York NY 10022-6225	30%	Virginie Maisonneuve, CFA Head of Multiregional Equities (2004-present) and Portfolio Manager for the Portfolio. Previously, Co-Chief Investment Officer and Director, Clay Finlay (1998-2004).	2007
	Philadelphia International Advisors LP (“PIA”) 1650 Liberty Street One Liberty Place, Suite 1400 Philadelphia, PA 19103	40%	Andrew B. Williams, CFA Chief Investment Officer, Lead Portfolio Manager (2002-present).	2002
			Robert C. Benthem de Grave Regional Analyst (2002-present).	2002
			Frederick B. Herman, III, CFA Regional Analyst PIA (2002-present).	2002
			Peter W. O’Hara, CFA Regional Analyst (2002-present).	2002
	Brandywine Global Investment Management, LLC (“Brandywine”) Cira Centre 2929 Arch Street, 8th Floor Philadelphia, PA 19104	30%	Paul D. Ehrlichman Global Equity CIO, Portfolio Manager Chief Investment Officer for International and Global Value Equity products and supports the International and Global Fixed Income portfolios (1991-present).	1998
			Sean M. Bogda, CFA Portfolio Manager (1990-present). Mr. Bogda is responsible for covering the energy, commercial services, consumer discretionary and media sectors.	2001
			Safa R. Muhtaseb, CFA Portfolio Manager (2004-present); Senior Portfolio Manager, Previously, Goldman Sachs Asset Management (2001-2004).	2004
Emerging Markets Equity Investments	SSgA Funds Management, Inc. (“SSgA FM”) State Street Financial Center One Lincoln Street Boston, MA 02111	50%	Brad Aham, CFA, FRM Principal, and head of the Active Emerging Markets Equity Team, SSgA and SSgA FM. He joined SSgA in 1993.	1998
			Stephen J. McCarthy, CFA Vice President, Principal Mr. McCarthy is a Vice President of SSgA, Principal of SSgA FM and Senior Portfolio Manager in the active emerging markets team. Mr. McCarthy joined the firm in 1998.	1998
	Newgate Capital Management LLC (“Newgate”) One Sound Shore Drive Greenwich, CT 06830	50%	Avy Hirshman Managing Director and Chief Investment Officer (2000-present). Mr. Hirshman is responsible for the investment strategy, asset allocation and security selection for the Portfolio.	2004
			James Trainor, CIMA Managing Director and Senior Portfolio Manager, (2000-present). Mr. Trainor is responsible for asset allocation, portfolio management and security selection for the Portfolio.	2004
			Sonia Rosenbaum, Ph.D. Managing Director and Director of Research (1982-present). Dr. Rosenbaum is responsible for portfolio management, quantitative systems and research for the Portfolio.	2004
			Matthew Peterson Director of Investments (2005-present). Mr. Peterson is responsible for the investment strategy and risk analysis for the Portfolio; Previously, Chief Financial Officer, Lydian Wealth Management (1995-2005).	2005
			David Lee, Investment Director and Portfolio Manager (2007-present). Mr. Lee is responsible for the Asia sector; Previously, Portfolio Manager, Rohatyn Group (2003-2007).	2007
			Lada Emelianova Portfolio Manager and Senior Research Analyst (2005-present). Ms. Emelianova is responsible for Eastern Europe, the Middle East and Africa (EEMEA); Previously, Analyst, Libra Advisors LLC (2001-2005).	2005

38         Consulting Group Capital Markets Funds

Portfolio	Subadviser	Percentage	Portfolio Manager/Portfolio Management Team Members, Title, Past 5 years’ business experience	Portfolio Manager Since
			Maria Eugenia Tinedo Portfolio Manager and Senior Research Analyst (2006-present). Ms. Tinedo is responsible for Latin America; previously, Senior Analyst, Citigroup Asset Management (1999-2006).	2006
Core Fixed Income Investments	Pacific Investment Management Company LLC (“PIMCO”) 840 Newport Center Drive Newport Beach, CA 92660	25%	Chris P. Dialynas Managing Director, Portfolio Manager, and a senior member of PIMCO’s investment strategy group. Mr. Dialynas joined PIMCO in 1980.	2000
	BlackRock Financial Management, Inc. (“BlackRock”) 40 East 52nd St. New York, NY 10022	25%	Scott Amero Managing Director, Co-Head of Fixed Income Portfolio Management and Co-Chair of Fixed Income Investment Strategy (1992-present). Mr. Amero is responsible for overseeing all fixed income sector strategies and overall management of client portfolios	2000
			Andrew J. Phillips, Managing Director and Portfolio Manager, Co-Head of US Fixed Income Portfolio Management Group (1991-present), responsible for the implementation of investment strategies across all total return accounts.	2000
			Matthew Marra, Managing Director and Portfolio Manager, member Fixed Income Portfolio Management Group (1997 present), responsible for managing total return portfolios, with a sector emphasis on Treasury and agency securities. He also helps lead the effort to oversee the consistent implementation of investment strategies across all total return accounts.	2000
	Western Asset Management Company (“WAMCo”) 385 E. Colorado Blvd., Pasadena, CA 91101	25%	S. Kenneth Leech Chief Investment Officer (1990-present), co-team responsible for strategic oversight of the Portfolio’s investments and supervising the operations of the various sector specialist teams dedicated to the asset classes in which the Portfolio invests.	2004
			Stephen A. Walsh Deputy Chief Investment Officer (1991-present), co-team leader responsible for strategic oversight of the Portfolio’s investments and supervising the operations of the various sector specialist teams dedicated to the asset classes in which the Portfolio invests.	2004
			Edward A. Moody Portfolio Manager (1984-present), responsible for portfolio structure, including sector allocation, duration weighting and term structure decisions.	2004
			Carl L. Eichstaedt Portfolio Manager (1994-present), responsible for portfolio structure, including sector allocation, duration weighting and term structure decisions	2004
			Michael C. Buchanan Portfolio Manager (2005-present); responsible for portfolio structure, including sector allocation, duration weighting and term structure decisions. Previously, Credit Suisse Asset Management, LLC (2003-2005).	2005
			Mark S. Lindbloom Portfolio Manager (2005-present); responsible for portfolio structure, including sector allocation, duration weighting and term structure decisions. Previously Credit Suisse Asset Management (2003-2005).	2005
	Metropolitan West Asset Management, LLC (“MWAM”) 11766 Wilshire Blvd. Suite 1500 Los Angeles, CA 90025	25%	Tad Rivelle Chief Investment Officer and Managing Director, responsible for managing the core fixed income portion of the Portfolio allocated to MWAM (1996-present).	2007
			Laird Landmann Managing Director and Portfolio Manager, responsible for managing the core fixed income portion of the Portfolio allocated to MWAM (1996-present).	2007
			Stephen Kane, CFA Portfolio Manager, responsible for managing the core fixed income portion of the Portfolio allocated to MWAM (1996-present).	2007

Consulting Group Capital Markets Funds         39

Portfolio	Subadviser	Percentage	Portfolio Manager/Portfolio Management Team Members, Title, Past 5 years’ business experience	Portfolio Manager Since
			David Lippman, JD Managing Director and Portfolio Manager, responsible for managing the core fixed income portion of the Portfolio allocated to MWAM (2001-present).	2007
High Yield Investments	Penn Capital Management Co., Inc. (“Penn Capital”) The Liberty View Building 457 Haddonfield Road Suite 210 Cherry Hill, NJ 08002	50%	Richard A. Hocker Founder & Chief Investment Officer (1987-present).	2006
			Eric J. Green, CFA Director of Research, Senior Portfolio Manager & Principal (1997-present). Mr. Green is responsible for buy/sell decisions, portfolio construction and monitoring positions in the equity and high yield portfolios.	2006
	Western Asset Management Company (“WAMCo”) 385 E. Colorado Blvd., Pasadena, CA 91101		S. Kenneth Leech Chief Investment Officer (1990-present), co-team responsible for strategic oversight of the portfolio’s investments and supervising the operations of the various sector specialist teams dedicated to the asset classes in which the Portfolio invests.	2004
			Stephen A. Walsh Deputy Chief Investment Officer (1991-present), co-team leader responsible for strategic oversight of the Portfolio’s investments and supervising the operations of the various sector specialist teams dedicated to the asset classes in which the Portfolio invests.	2004
			Michael C. Buchanan Portfolio Manager (2005-present); responsible for portfolio structure, including sector allocation, duration weighting and term structure decisions. Previously, Credit Suisse Asset Management, LLC (2003-2005).	2005
International Fixed Income Investments	Pacific Investment Management Company LLC (“PIMCO”) 840 Newport Center Drive Newport Beach, CA 92660	100%	Sudi Mariappa Managing Director and head of global portfolio management (2000-present) and Portfolio Manager to the Portfolio.	2004
Municipal Bond Investments	McDonnell Investment Management, LLC (“McDonnell”) 1515 W. 22nd Street, 11th Floor Oak Brook, IL 60523	100%	Stephen Wlodarski, CFA Managing Director, Municipal Client Group (2001-present).	2005
			James Grabovac, CFA Vice President and Senior Portfolio Manager, Municipal Client Group (2002-present); previously, managed Mutual Funds for Invesco Funds Group and Stein Roe Farnham.	2005
			Dawn Mangerson Vice President and Senior Portfolio Manger, Municipal Client Group (2006-present); Previously, Managing Director and Fixed Income Portfolio Manager, ABN AMRO/Chicago Capital Management.	2007
Money Market Investments	Standish Mellon Asset Management Company LLC (“Standish”) One Boston Place Boston, MA 02108	100%	Jeanette Barone Medina Portfolio Manager, responsible for managing and trading short duration securities (2000-present).	2000

Management Fees. The Manager receives a management fee from each Portfolio for its services. In turn, the Manager pays each Subadviser a fee for its subadvisory services. The Manager may voluntarily waive a portion or all of the management fees otherwise payable to it by a Portfolio. The chart below shows the contractual management fees for each Portfolio and the actual management fees paid to the Manager for the fiscal year ended August 31, 2007, based on a percentage of average daily net assets.

Portfolio	Contractual Management Fee	Actual Management Fee Paid During Most Recent Fiscal Year
Large Capitalization Growth Investments	0.60%	0.60%
Large Capitalization Value Equity Investments	0.60%	0.59%
Small Capitalization Growth Investments	0.80%	0.80%
Small Capitalization Value Equity Investments	0.80%	0.80%
International Equity Investments	0.70%	0.63%
Emerging Markets Equity Investments	0.90%	0.80%
Core Fixed Income Investments	0.40%	0.40%
High Yield Investments	0.70%	0.55%
International Fixed Income Investments	0.50%	0.50%
Municipal Bond Investments	0.40%	0.40%
Money Market Investments	0.15%	0.14%

40         Consulting Group Capital Markets Funds

Possible Conflicts of Interest. The management fees paid by each Portfolio to the Manager and the subadvisory fees paid by the Manager to each Subadviser vary depending upon the Portfolio. For this reason, the Manager could retain a larger portion of its management fees by recommending certain Portfolios to clients in its asset allocation program or by recommending certain Subadvisors to the Board. You should consider this possible conflict of interest when evaluating a Portfolio for investment and/or the Manager’s asset allocation recommendation. The Manager intends to comply with standards of fiduciary duty that require it to act solely in the best interest of a participant when making such investment recommendations.

Citigroup affiliates, including their directors, officers or employees, may have banking or investment banking relationships with the issuers of securities that are held in the Portfolios. They may also own the securities of these issuers. However, in making investment decisions for the Portfolios, the Manager does not obtain or use inside information acquired by any division, department or affiliate of Citigroup in the course of those relationships. To the extent the Portfolios acquire securities from an issuer that has a borrowing or other relationship with Citigroup or its affiliates, the proceeds of the purchase may be used to repay such borrowing or otherwise benefit Citigroup and/or its affiliates.

The SAI provides additional information about each Subadviser, including more information about their investment strategies and techniques, compensation paid to each Subadviser’s portfolio manager(s), other accounts managed by such portfolio managers and the portfolio managers’ ownership of the Portfolio’s shares.

Recent Developments

On July 13, 2007, the New York Stock Exchange, LLC (“NYSE”) issued a Hearing Board Decision in connection with the settlement of an enforcement proceeding by NYSE Regulation, Inc. (“NYSE Regulation”) and the New Jersey Bureau of Securities (“NJBS”) against Citigroup Global Markets, Inc. (“CGM” or “the Firm”), an affiliate of Citigroup Investment Advisory Services (“CIAS”), the investment adviser to the Trust, relating to the practice of market timing in proprietary and non-proprietary mutual funds by financial advisors (“FAs”) at CGM. The decision concerned CGM’s failure to supervise adequately its branch offices and certain registered representatives who engaged in deceptive mutual fund market timing on behalf of some customers during the period from January 2000 through April 2003. The decision notes that market timing occurred in the Firm’s proprietary funds, which include the Portfolios of the Trust, as well as in non-proprietary funds. Between 1998 and May 2000, CGM made an effort to end market timing in its proprietary funds and its fee-based mutual fund trading programs, including TRAK. Market timing by CGM FAs in proprietary funds was largely ended by late 2001 or early 2002. The decision finds that CGM failed to supervise its FAs adequately and failed to maintain books and records of the trading in mutual fund sub-accounts. Further, the NYSE found that while CGM had policies in place to address market timing, such policies were ineffective to stop certain FAs from market timing and were inadequately enforced. The decision cited three CGM branches in particular for the most serious conduct, and noted that six branches accounted for over 40% of all market-timing transactions. The NYSE noted the Firm’s cooperation during the course of the investigation. Without admitting or denying guilt, CGM consented to a finding that it had violated NYSE Rule 342 by failing to reasonably supervise certain business activities and to establish and maintain appropriate procedures for supervision and control with respect to trading of mutual funds and mutual fund-like sub-accounts of variable annuities; violated NYSE Rules 401(a) and 476(a) by failing to prevent certain brokers from engaging in violative market timing of mutual funds, including use of deceptive practices related to market timing of mutual funds; and violated Section 17(a) of the Securities Exchange Act of 1934, Rules 17a-3 and 17a-4 thereunder, and NYSE Rule 440 by failing to make or preserve accurate books and records reflecting or relating to order communication and entry time for mutual fund shares, rejection or cancellation of trades related to market timing, and orders or confirmations for transactions executed by CGM employees in variable annuity products sub-accounts held away from CGM. CGM consented to the imposition of a penalty consisting of censure and a payment of $50,000,000, to be distributed as follows: (a) $35,000,000 is to be placed in a distribution fund as disgorgement; (b) a penalty of $10,000,000, of which $5,000,000 is to be paid directly to NYSE Regulation and $5,000,000 is to be placed directly in the distribution fund; and (c) a penalty of $5,000,000 which is to be paid to the State of New Jersey. CGM is required to retain, within 90 days as of the date on which the Hearing Board Decision becomes final, an Independent Distribution Consultant not unacceptable to NYSE Regulation, who will develop a distribution plan for the distribution of the disgorgement amount and internal earnings thereon, according to a methodology developed by CGM and not unacceptable to NYSE Regulation. To the extent feasible, this disgorgement amount shall go first to the CGM customers who, during the period January 2000 through September 2003, invested long-term in the mutual funds that were the subject of the market timing, with any funds not distributed to be paid to NYSE Regulation. Investors who held shares in the funds during the relevant time period may be eligible to receive a portion of such distributions and will be notified of such eligibility as the distribution plan proceeds. Although there can be no assurance, the Manager does not believe that this matter will have a material adverse affect on the Trust.

On May 31, 2005, the SEC issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”) and CGM relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Funds”), formerly including the Trust. The SEC order finds that SBFM, the Portfolios’ former manager and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included SBFM and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also finds that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the

Consulting Group Capital Markets Funds         41

proposed arrangement was in the Funds’ best interests and that no viable alternatives existed. SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding. The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan prepared and submitted for approval by the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also requires that transfer agency fees received from the Funds since December 1, 2004, less certain expenses, be placed in escrow and provides that a portion of such fees may be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the affected Funds. The order required SBFM to recommend a new transfer agent contract to the Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified time frame, the Funds’ Boards selected a new transfer agent for the Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004. Although there can be no assurance, SBFM does not believe that this matter will have a material adverse effect on the Funds. On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason. The Trust was not included in the sale.

Asset allocation programs

Shares of the Portfolios are available to participants in advisory programs or asset based fee programs sponsored by CGM, including the TRAK® Personalized Investment Advisory Service, or other qualified investment advisers approved by the Manager. The advisory services provide investors with asset allocation recommendations, which are implemented through the Portfolios.

Advisory services generally include:

➢	evaluating the investor’s investment objectives and time horizon
➢	analyzing the investor’s risk tolerance
➢	recommending an allocation of assets among the Portfolios in the Trust
➢	providing monitoring reports containing an analysis and evaluation of an investor’s account and recommending any changes

While an advisory service makes a recommendation, the ultimate investment decision is up to the investor and not the provider of the advisory service. Under an advisory service, an investor typically pays an advisory fee that may vary based on a number of factors. The maximum fee for assets invested in the Trust under a CGM advisory service is 1.50% of average quarter-end net assets. This fee may be reduced in certain circumstances. The fee under a CGM advisory program may be paid either by redemption of shares of the Trust or by separate payment.

CGM, the Trust’s Distributor, may make payments for distribution and/or shareholder servicing activities out of its past profits and other available sources. The Distributor also may make payments for marketing, promotional or related expenses to dealers. The amount of these payments is determined by the Distributor and may be substantial. The Manager or an affiliate may make similar payments under similar arrangements.

The payments described above are often referred to as “revenue sharing payments.” The recipients of such payments may include the Distributor and other affiliates of the Manager, broker-dealers, financial institutions and other financial intermediaries through which investors may purchase shares of a Portfolio. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of a Portfolio to you. Please contact your financial intermediary for details about revenue sharing payments it may receive.

42         Consulting Group Capital Markets Funds

Investment and account information

Account transactions

Purchase of Shares. You may purchase shares of a Portfolio if you are a participant in an advisory program or asset based fee program sponsored by CGM, including TRAK®, or by a qualified investment adviser not affiliated with CGM. Purchases of shares of a Portfolio must be made through a brokerage account maintained with CGM or through a broker that clears securities transactions through CGM (an introducing broker). You may establish a brokerage account with CGM free of charge in order to purchase shares of a Portfolio.

➢	The minimum initial aggregate investment in the TRAK® program is $10,000. The minimum investment in a Portfolio is $100.
➢	There is no minimum on additional investments.
➢	The minimum initial aggregate investment in the TRAK® program for employees of CGM and members of their immediate families, and retirement accounts or plans for those persons, is $5,000.
➢	The Portfolios and the TRAK® program may vary or waive the investment minimums at any time.
➢	You may establish a Systematic Withdrawal/Investment Schedule. For more information, contact your Investment Professional or consult the SAI.

Shares of the Portfolios are sold at net asset value per share (“NAV”) without imposition of a sales charge but will be subject to any applicable advisory program fee. You may buy shares of a Portfolio at NAV on any day the NYSE is open by contacting your broker. All orders to purchase accepted by CGM or the introducing broker before 4:00 p.m. Eastern time will receive that day’s share price. Orders accepted after 4:00 p.m. will receive the next day’s share price. If the NYSE closes early, the Portfolios may accelerate transaction deadlines accordingly. All purchase orders must be in good order to be accepted. This means you have provided the following information:

➢	Name of the Portfolio
➢	Your account number
➢	Dollar amount or number of shares to be purchased
➢	Signatures of each owner exactly as the account is registered

Each Portfolio reserves the right to reject purchase orders or to stop offering its shares without notice. No order will be accepted unless CGM has received and accepted an advisory agreement signed by the investor participating in the TRAK® program or other advisory program or asset based fee program sponsored by CGM. With respect to investors participating in advisory programs sponsored by entities other than CGM, CGM must have received and accepted the appropriate documents before the order will be accepted. Payment for shares must be received by CGM or the introducing broker within three business days after the order is placed in good order.

Redemption of shares. You may sell shares of a Portfolio at NAV on any day the NYSE is open by contacting your broker. All redemption requests accepted by CGM or an introducing broker before 4:00 p.m. Eastern time on any day will be executed at that day’s share price. Orders accepted after 4:00 p.m. will be executed at the next day’s price. If the NYSE closes early, the Portfolios may accelerate transaction deadlines accordingly. All redemption orders must be in good form, which may require a signature guarantee (available from most banks, dealers, brokers, credit unions and federal savings and loan associations, but not from a notary public) to assure the safety of your account. If you discontinue your CGM advisory service, you must redeem your shares in the Portfolios.

Each Portfolio has the right to suspend redemptions of shares and to postpone the transmission of redemption proceeds to a shareholder’s account at CGM or at an introducing broker for up to seven days, as permitted by law. Redemption proceeds held in an investor’s brokerage account generally will not earn any income and CGM or the introducing broker may benefit from the use of temporarily uninvested funds. A shareholder who pays for shares of a Portfolio by personal check will be credited with the proceeds of a redemption of those shares after the purchaser’s check has cleared, which may take up to 10 days.

Exchange of shares. An investor that participates in an advisory program may exchange shares in a Portfolio for shares in any other Portfolio in the Trust at NAV without payment of an exchange fee. Be sure to read the prospectus and consider the investment objectives and policies of any Portfolio into which you make an exchange. An exchange is a taxable transaction except for exchanges within a retirement account.

Frequent purchases and sales of portfolio shares. Frequent purchases and redemptions of shares of a Portfolio may interfere with the efficient management of the Portfolio, increase portfolio transaction costs and have a negative effect on the Portfolio’s long-term shareholders. Because of the potential harm to the Portfolios and their long-term shareholders, the Board has approved policies and procedures that are intended to discourage and prevent excessive trading and market timing abuses through the use of various surveillance and other techniques. Under these policies and procedures, the Trust may limit additional exchanges or purchases of Portfolio shares by shareholders whom the Manager believes to be engaged in these abusive trading activities. The intent of the policies and procedures is not to inhibit legitimate strategies, such as asset allocation, dollar cost averaging, or similar activities that may nonetheless result in frequent trading of Portfolio shares. For this reason, the Board has not adopted any specific restrictions on purchases and sales of Portfolio shares, but the Trust reserves the right to reject any exchange or purchase of Portfolio shares with or without prior notice to the account holder. In cases where surveillance of a particular account establishes what the Manager believes to be obvious market timing, the Manager will seek to block future purchases and exchanges of Portfolio shares by that account. Where surveillance of a particular account indicates activity that the Manager believes could be either abusive or for legitimate purposes, the Trust may permit the account holder to justify the activity.

The policies apply to any account, whether an individual account or accounts with financial intermediaries, such as investment advisers, introducing brokers and retirement plan administrators, commonly called omnibus accounts, where the intermediary holds Portfolio shares for a number of its customers in one account.

Consulting Group Capital Markets Funds         43

The Trust’s policies also require personnel, such as portfolio managers and investment staff, to report any abnormal or otherwise suspicious investment activity, and prohibit short-term trades by such personnel for their own account in mutual funds managed by the Manager and its affiliates, other than money market funds. Additionally, the Trust has adopted policies and procedures to prevent the selective release of information about the portfolio holdings held by Portfolios of the Trust, as such information may be used for market-timing and similar abusive practices.

Money market portfolios are often used by investors for short-term investments, in place of bank checking or saving accounts, or for cash management purposes. For this reason the policies with respect to frequent purchases and sales of shares do not apply to Money Market Investments.

Share certificates. Share certificates for the Portfolios will no longer be issued. If you currently hold share certificates of a Portfolio, such certificates will continue to be honored.

Accounts with low balances. If your account falls below $7,500 as a result of redemptions (and not because of performance or payment of the TRAK® Advisory Service fees), CGM or the introducing broker may ask you to increase the size of your account to $7,500 within thirty days. If you do not increase the account to $7,500, CGM may redeem the shares in your account at net asset value and remit the proceeds to you. The proceeds will be deposited in your brokerage account unless you instruct otherwise.

Valuation of shares

Each Portfolio offers its shares at NAV. Each Portfolio calculates its NAV once daily as of the close of regular trading on the NYSE (generally at 4:00 p.m. Eastern time) on each day the NYSE is open. The NYSE is closed on certain holidays listed in the SAI. If the NYSE closes early, the Portfolios may accelerate calculation of NAV.

The valuation of the securities of each Portfolio is determined in good faith by or under the direction of the Board. The Board has approved procedures to be used to value each Portfolio’s securities for the purposes of determining the Portfolio’s NAV. The Board has delegated certain valuation functions to the Manager. A Portfolio generally values its securities based on readily available market quotations determined at the close of trading on the NYSE. Debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. A Portfolio’s currency conversions, if any, are done as of the close of the London Stock Exchange (the “LSE”). For securities that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of securities not traded on an exchange, or if such closing prices are not otherwise available, the market price is typically determined by third party pricing vendors using a variety of pricing techniques and methodologies. If vendors are unable to supply a price, or if the price supplied is deemed by the Manager to be unreliable, the Manager may determine the price, using quotations received from one or more broker/dealers that make a market in the security or by using fair value procedures approved by the Board. Certain Portfolios invest in emerging market securities and in securities rated below investment grade, some of which may be thinly traded, for which market quotations may not be readily available or may be unreliable; these Portfolios may use fair valuation procedures more frequently than funds that invest primarily in exchange-traded securities. A Portfolio also may use fair value procedures if the Manager determines that a significant event has occurred between when a market price is determined and when the Portfolio’s NAV is calculated. In particular, the value of foreign securities may be materially affected by events occurring after the close of the market on which they are valued, but before the Portfolio calculates its NAV. For the International Equity Investments and Emerging Markets Equity Investments Portfolios, the Board has approved the use of a fair value model developed by a pricing service to price foreign equity securities on days when there is a certain percentage change in the value of a domestic equity security index, as such index and percentage may be determined by the Manager from time to time.

Valuing securities using fair value procedures involves greater reliance on judgment than valuation of securities based on readily available market quotations. A Portfolio that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or fair value to price the same securities. There can be no assurance that a Portfolio could obtain the fair value assigned to a security if it were to sell the security at approximately the time the Portfolio determines its net asset value.

Additionally, international markets may be open, and trading may take place, on days when U.S. markets are closed. For this reason, the values of foreign securities owned by a Portfolio could change on days when shares of the Portfolio cannot be bought or redeemed.

Dividends and distributions

Each Portfolio intends to distribute all or substantially all of its net investment income and realized capital gains, if any, for each taxable year. Money Market Investments declares dividends, if any, from net investment income daily and pays dividends monthly. Shareholders in Money Market Investments receive dividends from the day following purchase through the date of redemption. Core Fixed Income Investments, High Yield Investments and Municipal Bond Investments declare and pay dividends, if any, from net investment income monthly. The equity oriented Portfolios and International Fixed Income Investments declare and pay dividends, if any, from net investment income annually. All of the Portfolios declare and distribute realized net capital gains, if any, annually, typically in December. The equity oriented Portfolios expect distributions to be primarily from capital gains. The fixed income oriented Portfolios expect distributions to be primarily from income. All dividends and capital gains are reinvested in shares of the Portfolio that paid them unless the shareholder elects to receive them in cash.

Taxes

So long as a Portfolio meets the requirements for being a tax-qualified regulated investment company (“RIC”), the Portfolio will pay no federal income tax on the earnings and gains, if any, it distributes to shareholders, provided that it satisfies a minimum distribution requirement. If a

44         Consulting Group Capital Markets Funds

Portfolio fails to qualify as a RIC or fails to meet the distribution requirement, the Portfolio will be subject to federal income tax at regular corporate rates (without a deduction for distributions to shareholders). In addition, when distributed, income (including any distributions of net tax-exempt income and net long-term capital gains) would also be taxable to shareholders as an ordinary dividend to the extent attributable to the Portfolio’s earnings and profits.

Distributions attributable to short-term capital gains are treated as dividends, taxable as ordinary income. Dividends and long-term capital gain distributions received by shareholders, other than in a tax-deferred retirement account, are taxable whether received in cash or reinvested in shares. Although dividends (including dividends from short-term capital gains) are generally taxable as ordinary income, for taxable years beginning before January 1, 2011, individual shareholders who satisfy certain holding periods and other requirements are taxed on such dividends at long-term capital gain rates to the extent the dividends are attributable to “qualified dividend income” received by a Portfolio. “Qualified dividend income” generally consists of dividends received from U.S. corporations (other than dividends from tax-exempt organizations and certain dividends from real estate investment trusts and RICs) and certain foreign corporations. In order for such dividends to be considered “qualified dividend income,” both the shareholders and a Portfolio must meet certain holding period requirements. Long-term capital gain distributions are taxable to you as long-term capital gain regardless of how long you have owned your shares. You may want to avoid buying shares when a Portfolio is about to declare a capital gain distribution or a taxable dividend, because it will be taxable to you even though it may actually be a return of a portion of your investment.

Dividends paid by Municipal Bond Investments that are derived from interest earned on qualifying tax-exempt obligations are expected to be “exempt-interest” dividends that shareholders may exclude from their gross income for regular federal income tax purposes.

Some of Municipal Bond Investments’ income that is exempt from regular federal income taxation may be subject to the alternative minimum tax. Municipal Bond Investments may at times buy tax-exempt securities at a discount from the price at which they were originally issued, especially during periods of rising interest rates. For federal income tax purposes, some or all of this market discount will be included in the fund’s ordinary income and will be ordinary income when it is paid to you.

In general, redeeming shares, exchanging shares and receiving dividends and distributions (whether in cash or additional shares) are all taxable events. The following table summarizes the tax status to you, if you are a U.S. shareholder, of certain transactions related to the Portfolios.

Transactions	Federal tax status
Redemptions or exchanges of shares	Usually capital gain or loss; long-term only if shares owned more than one year
Distributions of long-term capital gain	Long-term capital gain
Dividends from net investment income	Ordinary income (for all Portfolios except Municipal Bond Investments), potentially taxable at long-term capital gain rates for equity oriented Portfolios
Any of the above received by a qualified retirement account	Not a taxable event

After the end of each year, the Portfolios will provide you with information about the distributions and dividends you received and any redemptions of shares during the previous year. If you do not provide the Portfolios with your correct taxpayer identification number and any required certifications, you may be subject to backup withholding on your Portfolio’s distributions, dividends (other than exempt-interest dividends) and redemption proceeds. Since each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in a Portfolio.

As noted above, investors, out of their own assets, will pay an advisory service fee. For most investors who are individuals, this fee will be treated as a “miscellaneous itemized deduction” for federal income tax purposes. Under current federal income tax law, an individual’s miscellaneous itemized deductions for any taxable year will be allowed as a deduction only to the extent the aggregate of these deductions exceeds 2% of adjusted gross income. Such deductions are also subject to the general limitation on itemized deductions for individuals. For taxable years beginning in 2008 and 2009, the general limitation on itemized deductions will be reduced by two-thirds, and solely for taxable years beginning during the year 2010, this limitation on deductions will not apply.

The above discussion is applicable to shareholders who are U.S. persons. If you are a non-U.S. person, please consult your own tax adviser with respect to the tax consequences to you of an investment in a Portfolio.

Consulting Group Capital Markets Funds         45

Financial highlights

The financial highlights tables are intended to help you understand the performance of each Portfolio for the past five years. The following tables have been derived from the Portfolios’ financial statements, which have been audited by KPMG, LLP, an independent registered public accounting firm, whose report, along with each Portfolio’s financial statements is included in the annual report (available upon request). Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a share of a Portfolio assuming reinvestment of all dividends and distributions.

For a share of beneficial interest outstanding throughout each year ended August 31:

Large Capitalization Growth Investments
	2007(1)	2006(1)	2005(1)	2004	2003
Net asset value, beginning of year	$12.88	$12.73	$10.81	$10.38	$ 8.36
Income (loss) from operations:
Net investment loss	0.03	(0.01)	(0.01)	(0.03)	(0.00	)(2)
Net realized and unrealized gain	2.54	0.16	1.93	0.46	2.02
Total income from operations	2.57	0.15	1.92	0.43	2.02
Net asset value, end of year	$15.45	$12.88	$12.73	$10.81	$10.38
Total return(3)	19.95%	1.18%	17.76%	4.14%	24.16%
Net assets, end of year (millions)	$2,464	$1,807	$1,520	$1,217	$1,155
Ratios to average net assets:
Gross expenses	0.70%	0.78%	0.90%	0.88%	0.90%
Net expenses	0.70	0.77 (4)	0.88 (4)	0.88	0.90
Net investment income (loss)	0.18	(0.06)	(0.12)	(0.31)	(0.30)
Portfolio turnover rate	112%	63%	77%	117%	79%

(1)	Per share amounts have been calculated using the average shares method.

(2)	Amount represents less than $0.01 per share.

(3)

Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Applicable advisory program charges, which in the case of TRAK® may be up to 1.50%, are not reflected in the performance data and would reduce the total returns.

(4)	Reflects fee waivers and/or expense reimbursements.

Large Capitalization Value Equity Investments
	2007(1)	2006	2005		2004	2003
Net asset value, beginning of year	$12.25	$11.50	$10.01		$ 9.00	$8.39
Income from operations:
Net investment income	0.21	0.21	0.16		0.12	0.13
Net realized and unrealized gain (loss)	1.43	1.21	1.45		1.03	0.59
Total income (loss) from operations	1.64	1.42	1.61		1.15	0.72
Less distributions from:
Net investment income	(0.19)	(0.19)	(0.12)		(0.14)	(0.11)
Net realized gains	(0.83)	(0.48)	—		—	—
Total distributions	(1.02)	(0.67)	(0.12)		(0.14)	(0.11)
Net asset value, end of year	$12.87	$12.25	$11.50		$10.01	$9.00
Total return(2)	13.58%	12.82%	16.10	%(3)	12.89%	8.75%
Net assets, end of year (millions)	$1,816	$1,546	$1,351		$1,304	$1,114
Ratios to average net assets:
Gross expenses	0.70%	0.77%	0.88%		0.87%	0.93%
Net expenses	0.69 (4)	0.76 (4)	0.86	(4)	0.87	0.93
Net investment income	1.67	1.73	1.41		1.21	1.60
Portfolio turnover rate	46%	58%	67%		94%	81%

(1)	Per share amounts have been calculated using the average shares method.

(2)

Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Applicable advisory program charges, which in the case of TRAK® may be up to 1.50%, are not reflected in the performance data and would reduce the total returns.

(3)	The Subadviser fully reimbursed the Portfolio for losses incurred resulting from an investment restriction violation. Without this reimbursement, the total return would not have changed.

(4)	Reflects fee waivers and/or expense reimbursements.

46         Consulting Group Capital Markets Funds

Small Capitalization Growth Investments
	2007(1)	2006(1)	2005(1)	2004(1)	2003(1)
Net asset value, beginning of year	$15.83	$14.89	$11.97	$11.83	$ 9.01
Income (loss) from operations:
Net investment loss	(0.10)	(0.01)	(0.11)	(0.11)	(0.07)
Net realized and unrealized gain	2.55	0.95	3.03	0.25	2.89
Total income from operations	2.45	0.94	2.92	0.14	2.82
Net asset value, end of year	$18.28	$15.83	$14.89	$11.97	$11.83
Total return(2)	15.48%	6.31%	24.39%	1.18%	31.30%
Net assets, end of year (millions)	$402	$369	$417	$318	$497
Ratios to average net assets:
Gross expenses	0.99%	1.12%	1.32%	1.19%	1.27%
Net expenses	0.99 (3)	1.08 (3)	1.24 (3)	1.19	1.27
Net investment loss	(0.58)	(0.08)	(0.84)	(0.82)	(0.77)
Portfolio turnover rate	69%	59%	70%	80%	88%

(1)	Per share amounts have been calculated using the average shares method.

(2)

Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Applicable advisory program charges, which in the case of TRAK® may be up to 1.50%, are not reflected in the performance data and would reduce the total returns.

(3)	Reflects fee waivers and/or expense reimbursements.

Small Capitalization Value Equity Investments
	2007(1)	2006	2005(1)	2004(1)	2003
Net asset value, beginning of year	$14.19	$16.95	$15.05	$12.30	$11.56
Income from operations:
Net investment income	0.15	0.09	0.10	0.09	0.13
Net realized and unrealized gain	1.46	1.52	3.50	2.76	1.25
Total income from operations	1.61	1.61	3.60	2.85	1.38
Less distributions from:
Net investment income	(0.11)	(0.09)	(0.13)	(0.10)	(0.05)
Net realized gains	(2.18)	(4.28)	(1.57)	—	(0.59)
Total distributions	(2.29)	(4.37)	(1.70)	(0.10)	(0.64)
Net asset value, end of year	$13.51	$14.19	$16.95	$15.05	$12.30
Total return(2)	11.94%	11.73%	24.89%	23.24%	13.12%
Net assets, end of year (millions)	$352	$344	$385	$429	$425
Ratios to average net assets:
Gross expenses	1.01%	1.12%	1.24%	1.16%	1.20%
Net expenses	1.01	1.09 (3)	1.17	1.16	1.20
Net investment income	1.06	0.64	0.64	0.66	1.00
Portfolio turnover rate	40%	31%	64%	33%	33%

(1)	Per share amounts have been calculated using the average shares method.

(2)

Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Applicable advisory program charges, which in the case of TRAK® may be up to 1.50%, are not reflected in the performance data and would reduce the total returns.

(3)	Reflects fee waivers and/or expense reimbursements.

International Equity Investments
	2007(1)	2006(1)	2005(1)	2004(1)	2003(1)
Net asset value, beginning of year	$13.55	$11.12	$ 9.01	$7.82	$6.93
Income loss from operations:
Net investment income	0.23	0.22	0.15	0.08	0.10
Net realized and unrealized gain loss	2.08	2.38	2.06	1.24	0.81
Total income loss from operations	2.31	2.60	2.21	1.32	0.91
Less distributions from:
Net investment income	(0.29)	(0.17)	(0.10)	(0.13)	(0.02)
Total distributions	(0.29)	(0.17)	(0.10)	(0.13)	(0.02)
Net asset value, end of year	$15.57	$13.55	$11.12	$9.01	$7.82
Total return(2)	17.21%	23.55%	24.65%	16.90%	13.21%
Net assets, end of year (millions)	$1,655	$1,309	$910	$589	$533
Ratios to average net assets:
Gross expenses	0.82%	0.84%	1.02%	1.08%	1.14%
Net expenses	0.75 (3)	0.83 (3)	0.99 (3)	1.08	1.14
Net investment income	1.57	1.76	1.49	0.90	1.55
Portfolio turnover rate	44%	50%	57%	84%	110%

(1)	Per share amounts have been calculated using the average shares method.

(2)

Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Applicable advisory program charges, which in the case of TRAK® may be up to 1.50%, are not reflected in the performance data and would reduce the total returns.

(3)	Reflects fee waivers and/or expense reimbursements.

Consulting Group Capital Markets Funds         47

Emerging Markets Equity Investments
	2007(1)	2006(1)	2005(1)		2004(1)	2003(1)
Net asset value, beginning of year	$13.59	$10.55	$ 7.60		$6.48	$5.22
Income from operations:
Net investment income	0.21	0.15	0.12		0.05	0.04
Net realized and unrealized gain	5.52	3.01	2.93		1.10	1.28
Total income from operations	5.73	3.16	3.05		1.15	1.32
Less distributions from:
Net investment income	(0.13)	(0.12)	(0.10)		(0.03)	(0.06)
Total distributions	(0.13)	(0.12)	(0.10)		(0.03)	(0.06)
Net asset value, end of year	$19.19	$13.59	$10.55		$7.60	$6.48
Total return(2)	42.41%	30.10%	40.31	%(3)	17.71%	25.51%
Net assets, end of year (millions)	$530	$287	$248		$188	$196
Ratios to average net assets:
Gross expenses	1.15%	1.32%	1.52%		1.64%	1.79%
Net expenses	1.04 (4)	1.28 (4)	1.44	(4)	1.64	1.79
Net investment income	1.31	1.15	1.27		0.67	0.86
Portfolio turnover rate	66%	70%	70%		117%	88%

(1)	Per share amounts have been calculated using the average shares method.

(2)

Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Applicable advisory program charges, which in the case of TRAK® may be up to 1.50%, are not reflected in the performance data and would reduce the total returns.

(3)	The Subadviser fully reimbursed the Portfolio for losses incurred resulting from a trading error. Without this reimbursement, the total return would not have changed.

(4)	Reflects fee waivers and/or expense reimbursements.

Core Fixed Income Investments
	2007(1)		2006		2005		2004		2003(1)
Net asset value, beginning of year	$8.09		$8.35		$8.32		$8.18		$8.20
Income (loss) from operations:
Net investment income	0.38		0.37		0.30		0.27		0.35
Net realized and unrealized gain (loss)	—		(0.25)		0.05		0.15		0.04
Total income from operations	0.38		0.12		0.35		0.42		0.39
Less distributions from:
Net investment income	(0.40)		(0.38)		(0.32)		(0.28)		(0.41)
Total distributions	(0.40)		(0.38)		(0.32)		(0.28)		(0.41)
Net asset value, end of year	$8.07		$8.09		$8.35		$8.32		$8.18
Total return(2)	4.82%		1.51%		4.30%		5.17%		4.78%
Net assets, end of year (000s)	$861,089		$759,964		$533,845		$480,808		$317,858
Ratios to average net assets:
Gross expenses	0.54	%(3)	0.63%		0.75%		0.76%		0.77%
Net expenses	0.54	(3)(4)	0.61	(4)	0.71	(4)	0.76		0.77
Net investment income	4.68		4.50		3.65		3.25		4.22
Portfolio turnover rate	325	%(5)	376	%(5)	376	%(5)	369	%(5)	257%

(1)	Per share amounts have been calculated using the average shares method.

(2)

Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Applicable advisory program charges, which in the case of TRAK® may be up to 1.50%, are not reflected in the performance data and would reduce the total returns.

(3)	Ratio includes interest expense on short sales which represent .01%.

(4)	Reflects fee waivers and/or expense reimbursements.

(5)	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included the Portfolio turnover rate would have been 400%, 443%, 418% and 392%, respectively.

48         Consulting Group Capital Markets Funds

High Yield Investments
	2007(1)	2006	2005(1)	2004	2003
Net asset value, beginning of year	$4.62	$4.78	$4.81	$4.61	$4.38
Income (loss) from operations:
Net investment income	0.38	0.39	0.31	0.32	0.36
Net realized and unrealized gain (loss)	(0.03)	(0.22)	0.03	0.21	0.25
Total income (loss) from operations	0.35	0.17	0.34	0.53	0.61
Less distributions from:
Net investment income	(0.39)	(0.33)	(0.37)	(0.33)	(0.38)
Total distributions	(0.39)	(0.33)	(0.37)	(0.33)	(0.38)
Net asset value, end of year	$4.58	$4.62	$4.78	$4.81	$4.61
Total return(2)	7.56%	3.80%	7.16%	11.81%	14.57%
Net assets, end of year (000s)	$85,804	$110,207	$262,239	$239,650	$227,191
Ratios to average net assets:
Gross expenses	1.00%	0.90%	1.04%	0.99%	0.97%
Net expenses	0.85 (3)	0.86 (3)	0.99 (3)	0.99	0.97
Net investment income	7.92	6.78	6.49	6.76	7.78
Portfolio turnover rate	119%	108%	106%	127%	158%

(1)	Per share amounts have been calculated using the average shares method.

(2)

Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Applicable advisory program charges, which in the case of TRAK® may be up to 1.50%, are not reflected in the performance data and would reduce the total returns.

(3)	Reflects fee waivers and/or expense reimbursements.

International Fixed Income Investments
	2007(1)		2006(1)	2005(1)	2004(1)	2003(1)
Net asset value, beginning of year	$7.78		$8.23	$8.16	$7.93	$7.47
Income (loss) from operations:
Net investment income	0.23		0.25	0.20	0.21	0.25
Net realized and unrealized gain (loss)	(0.05)		(0.39)	0.37	0.88	0.51
Total income (loss) from operations	0.18		(0.14)	0.57	1.09	0.76
Less distributions from:
Net investment income	(0.29)		(0.09)	(0.50)	(0.86)	(0.30)
Net realized gains	—		(0.06)	—	—	—
Return of capital	—		(0.16)	—	—	—
Total distributions	(0.29)		(0.31)	(0.50)	(0.86)	(0.30)
Net asset value, end of year	$7.67		$7.78	$8.23	$8.16	$7.93
Total return(2)	2.33%		(1.70)%	6.86%	14.00%	10.28%
Net assets, end of year (millions)	$189		$195	$154	$116	$112
Ratios to average net assets:
Gross expenses	0.78	%(3)	0.84%	1.01%	1.05%	1.04%
Net expenses	0.78	(3)(4)	0.82 (4)	0.95 (4)	1.05	1.04
Net investment income	3.00		3.25	2.38	2.60	3.21
Portfolio turnover rate	433%		416%	346%	243%	288%

(1)	Per share amounts have been calculated using the average shares method.

(2)

Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Applicable advisory program charges, which in the case of TRAK® may be up to 1.50%, are not reflected in the performance data and would reduce the total returns.

(3)	Ratio includes interest expense on short sales which represents .04%

(4)	Reflects fee waivers and/or expense reimbursements.

Consulting Group Capital Markets Funds         49

Municipal Bond Investments
	2007(1)	2006	2005	2004(1)	2003
Net asset value, beginning of year	$9.13	$9.26	$9.23	$8.95	$9.07
Income (loss) from operations:
Net investment income	0.35	0.32	0.32	0.33	0.35
Net realized and unrealized gain (loss)	(0.19)	(0.12)	0.06	0.30	(0.12)
Total income from operations	0.16	0.20	0.38	0.63	0.23
Less distributions from:
Net investment income	(0.35)	(0.33)	(0.35)	(0.35)	(0.35)
Total distributions	(0.35)	(0.33)	(0.35)	(0.35)	(0.35)
Net asset value, end of year	$8.94	$9.13	$9.26	$9.23	$8.95
Total return(2)	1.77%	2.26%	4.17%	7.12%	2.51%
Net assets, end of year (000s)	$69,638	$66,326	$40,423	$33,895	$28,386
Ratios to average net assets:
Gross expenses	0.59%	0.73%	0.90%	0.89%	0.88%
Net expenses	0.59 (3)	0.72 (3)	0.88 (3)	0.89	0.88
Net investment income	3.84	3.70	3.58	3.63	3.79
Portfolio turnover rate	14%	26%	7%	19%	15%

(1)	Per share amounts have been calculated using the average shares method.

(2)

Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Applicable advisory program charges, which in the case of TRAK® may be up to 1.50%, are not reflected in the performance data and would reduce the total returns.

(3)	Reflects fee waivers and/or expense reimbursements.

Money Market Investments
	2007(1)	2006(1)	2005	2004		2003(1)
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00		$1.00
Income loss from operations:
Net investment income	0.05	0.04	0.02	0.00	(2)	0.01
Total income from operations	0.05	0.04	0.02	0.00	(2)	0.01
Less distributions from:
Net investment income	(0.05)	(0.04)	(0.02)	(0.00	)(2)	(0.01)
Total distributions	(0.05)	(0.04)	(0.02)	(0.00	)(2)	(0.01)
Net asset value, end of year	$1.00	$1.00	$1.00	$1.00		$1.00
Total return(3)	4.86%	4.03%	2.17%	0.48%		0.85%
Net assets, end of year (000s)	$118,345	$128,936	$96,376	$93,875		$110,461
Ratios to average net assets:
Gross expenses	0.48%	0.72%	1.14%	0.98%		0.90%
Net expenses(4)(5)	0.47	0.47	0.34	0.60		0.60
Net investment income	4.75	4.01	2.16	0.48		0.81

(1)	Per share amounts have been calculated using the average shares method.

(2)	Amount represents less than $0.01 per share.

(3)

Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Applicable advisory program charges, which in the case of TRAK® may be up to 1.50%, are not reflected in the performance data and would reduce the total returns.

(4)	Reflects fee waivers and/or expense reimbursements.

(5)	As a result of an expense limitation, the ratio of expenses to average net assets of the Portfolio did not exceed 0.60%.

50         Consulting Group Capital Markets Funds

APPENDIX A

The following are copies of the proposed and final exemption and a technical amendment to the final exemption from the Department of Labor from certain provisions of the Employee Retirement Income Security Act of 1974 relating to the purchase of shares and participation in TRAK® by certain retirement plans and individual retirement accounts.

PENSION AND WELFARE BENEFITS ADMINISTRATION

[Application Nos. D-10809 and D-10865]

Notice of Proposed Individual Exemption to Amend and Replace Prohibited Transaction Exemption (PTE) 99-15, Involving Salomon Smith Barney Inc., Located in New York, NY

AGENCY: Pension and Welfare Benefits Administration, U.S. Department of Labor.

ACTION: Notice of proposed individual exemption to modify and replace PTE 99-15.

SUMMARY: This document contains a notice of pendency before the Department of Labor (the Department) of a proposed and replacement individual exemption which, if granted, would amend PTE 99-15 (64 FR 1648, April 5, 1999), an exemption granted to Salomon Smith Barney. PTE 99-15 relates to the operation of the TRAK Personalized Investment Advisory Service product (the TRAK Program) and the Trust for Consulting Group Capital Markets Funds (the Trust). If granted, the proposed exemption would affect participants and beneficiaries of and fiduciaries with respect to employee benefit plans (the Plans) participating in the TRAK Program.

EFFECTIVE DATE: If granted, the proposed amendment will be effective as of April 1, 2000.

DATES: Written comments and requests for a public hearing should be received by the Department on or before July 17, 2000.

ADDRESSES: All written comments and requests for a public hearing (preferably, three copies) should be sent to the Office of Exemption Determinations, Pension and Welfare Benefits Administration, Room N-5649, U.S. Department of Labor, 200 Constitution Avenue, NW, Washington, DC 20210, Attention: Application Nos. D-10809 and D-10865. The applications pertaining to the proposed exemption and the comments received will be available for public inspection in the Public Documents Room of the Pension and Welfare Benefits Administration, U.S. Department of Labor, Room N-5507, 200 Constitution Avenue, NW, Washington, DC 20210.

FOR FURTHER INFORMATION CONTACT: Ms. Jan D. Broady, Office of Exemption Determinations, Pension and Welfare Benefits Administration, U.S. Department of Labor, telephone (202) 219-8881. (This is not a toll-free number.)

SUPPLEMENTARY INFORMATION: Notice is hereby given of the pendency before the Department of a proposed exemption that would amend and replace PTE 99-15. PTE 99-15, provides an exemption from certain prohibited transaction restrictions of section 406 of the Employee Retirement Income Security Act of 1974 (the Act) and from the sanctions resulting from the application of section 4975 of the Internal Revenue Code of 1986 (the Code), as amended, by reason of section 4975(c)(1) of the Code. Specifically, PTE 99-15 provides exemptive relief from the restrictions of section 406(a) of the Act and the sanctions resulting from the application of section 4975 of the Code, by reason of section 4975(c)(1)(A) through (D) of the Code, for the purchase or redemption of shares in the Trust by an employee benefit plan, an individual retirement account (the IRA), a retirement plan for a self-employed individual (the Keogh Plan), or an individual account pension plan that is subject to the provisions of Title I of the Act and established under section 403(b) of the Code (the Section 403(b) Plan). PTE 99-15 also provides exemptive relief from the restrictions of section 406(b) of the Act and the sanctions resulting from the application of section 4975 of the Code, by reason of section 4975(c)(1)(E) and (F) of the Code, with respect to the provision, by the Consulting Group of Salomon Smith Barney (the Consulting Group), of (1) investment advisory services or (2) an automatic reallocation option to an independent fiduciary of a participating Plan (the Independent Plan Fiduciary) which may result in such fiduciary’s selection of a portfolio (the Portfolio) in the TRAK Program for the investment of Plan assets.1

As of December 31, 1998, the TRAK Program held assets that were in excess of $9.6 billion. Of those assets, approximately $1.9 billion were held in 407 Plan accounts having cash or deferred compensation arrangements and approximately $4.2 billion were held in more than 59,000 employee benefit plan and IRA/Keogh-type Plan accounts. At present, the Trust consists of 17 Portfolios that are managed by the Consulting Group and advised by one or more unaffiliated sub-advisers selected by Salomon Smith Barney.

Salomon Smith Barney requests a modification of PTE 99-15 and a replacement of that exemption with a new exemption for purposes of uniformity.2 Specifically, Salomon Smith Barney requests that the term “affiliate,” as set forth in PTE 99-15, in Section II(h) of the General Conditions and in Section III(b) of the Definitions, be amended and clarified to avoid possible misinterpretation. In this regard, Salomon Smith Barney also requests that the term “officer” be defined and incorporated into the proposed exemption, in new Section III(d), to limit the affiliate definition to persons who have a significant management role. Further, Salomon Smith Barney requests that Section II(i) of PTE 99-15 be amended to permit an independent sub-adviser (the Sub-Adviser), under certain circumstances, to exceed the current one percent limitation on the acquisition of securities that are issued by Salomon Smith Barney and/or its affiliates, notably in the Sub-Adviser’s replication of a third-party index. If granted, the proposed exemption would be effective as of April 1, 2000.

[1]

PTE 99-15 also (a) described a series of corporate mergers which changed the names of the parties identified in two prior TRAK exemptions which it superseded [i.e., PTE 94-50 (59 FR 32024, June 21, 1994) and PTE 92-77 (55 FR 45833, October 5, 1992)] and which would permit broader distribution of TRAK-related products; (b) implemented a recordkeeping reimbursement offset procedure under the TRAK Program; (c) adopted an automated reallocation option under the TRAK Program that would reduce the asset allocation (or “outside”) fee paid to Salomon Smith Barney by a Plan investor; and (d) expanded the scope of the exemption to include Section 403(b) Plans. PTE 94-50 permitted Smith, Barney Inc. (Smith Barney), Salomon Smith Barney’s predecessor, to add a daily-traded collective investment fund (the GIC Fund) to the existing Fund portfolios and to describe the various entities operating the GIC Fund. PTE 94-50 also replaced references to Shearson Lehman Brothers, Inc. (Shearson Lehman) with Smith Barney and amended and replaced PTE 92-77. Finally, PTE 92-77 permitted Shearson Lehman to make the TRAK Program available to Plans that acquired shares in the former Trust for TRAK Investments and allowed the Consulting Group to provide investment advisory services to an Independent Plan Fiduciary which might result in such fiduciary’s selection of a Portfolio in the TRAK Program for the investment of Plan assets.

[2]	The Department deems PTE 94-50 as having been effectively superseded by PTE 99-15. Therefore, the proposed amendments described herein will not apply to PTE 94-50.

The proposed exemption has been requested in an application filed on behalf of Salomon Smith Barney pursuant to section 408(a) of the Act and section 4975(c)(2) of the Code, and in accordance with the procedures set forth in 29 CFR Part 2570, Subpart B (55 FR 32836, August 10, 1990). Effective December 31, 1978, section 102 of Reorganization Plan No. 4 of 1978 (43 FR 47713, October 17, 1978) transferred the authority of the Secretary of the Treasury to issue exemptions of the type requested to the Secretary of Labor. Accordingly, the proposed exemption is being issued solely by the Department.

I. Proposed Modification of the Term “Affiliate”

Salomon Smith Barney represents that in early December 1999, Citigroup and State Street Corporation announced an agreement to form a joint venture called CitiStreet LLC, a Delaware limited liability company (the Joint Venture). The Joint Venture, which was closed on April 1, 2000, is each 50 percent owned by Keeper Holdings LLC (Citi), a wholly owned subsidiary of Citigroup, and by State Street Bank and Trust Company (State Street), a wholly owned subsidiary of State Street Corporation. Both Citigroup and State Street Corporation are publicly-held corporations.

Salomon Smith Barney explains that the formation of the Joint Venture may have resulted in the disqualification of State Street Global Advisers (SSgA), a division of State Street, from acting as a Sub-Adviser in the TRAK Program due to certain ambiguities in the meaning of the word “affiliate.” Salomon Smith Barney represents that SSgA is currently a Sub-Adviser with respect to approximately $800 million in assets in the International Equity Investments Portfolio and the Emerging Markets Equity Investments Portfolio.

A. Sections II(h) and III(b)

Section II(h) of PTE 99-15 provides that —

Any sub-adviser (the Sub-Adviser) that acts for the Trust to exercise investment discretion over a Portfolio will be independent of Salomon Smith Barney and its affiliates.

Although the term “independent” is not defined in the exemption, Salomon Smith Barney notes that this condition was added to the original Shearson Lehman exemption request when Shearson Lehman agreed not to use affiliated Sub-Advisers. Therefore, Salomon Smith Barney presumes that the term “independent” means “not an affiliate.” Salomon Smith Barney represents that Section III(b) of PTE 99-15 defines the term “affiliate” of Salomon Smith Barney to include:

(1) Any person directly or indirectly through one or more intermediaries, controlling, controlled by, or under common control with Salomon Smith Barney. (For purposes of this subparagraph, the term “control” means the power to exercise a controlling influence over the management or policies of a person other than an individual.)

(2) Any officer, director or partner in such person, and

(3) Any corporation or partnership of which such person is an officer, director or a 5 percent partner or owner.

Salomon Smith Barney notes that problems of interpretation have arisen because subparagraphs (2) and (3) of the affiliate definition use the term “such person” rather than referring directly to Salomon Smith Barney. Salomon Smith Barney explains that when defining an “affiliate” of Salomon Smith Barney, the definition may be construed to encompass only relationships with Salomon Smith Barney that involve shared control, influence or economic interests or it could be interpreted to cover affiliates of Salomon Smith Barney’s affiliates, where there is no basis for common management or identical economic interests, because subparagraphs (2) and (3) have no clear antecedents.

Salomon Smith Barney asserts that State Street is not under common corporate control with either it or any of its corporate affiliates. Instead, State Street is a subsidiary of an independently-owned and managed public company. Therefore, there is no control relationship, as contemplated in subparagraph (1) of Section III(b), between Citigroup and State Street Corporation, the respective parent companies of Salomon Smith Barney and of State Street. Salomon Smith Barney also states that the Joint Venture is not necessarily its affiliate under subparagraph (1) of the definition because Salomon Smith Barney’s indirect 50 percent ownership interest in the Joint Venture is not a “controlling interest.” Therefore, if the Joint Venture is not an affiliate, Salomon Smith Barney believes that State Street is not a partner of Salomon Smith Barney, nor an officer or director of Salomon Smith Barney, as contemplated in subparagraph (2) of Section III(b). Further, Salomon Smith Barney explains that State Street’s exclusive ownership by State Street Corporation does not trigger the ownership provisions of subparagraph (3) of Section III(b).

In addition to the above, Salomon Smith Barney states that it will not exercise control or influence in the operation of the Joint Venture that will inure to State Street. In addition, Salomon Smith Barney represents that Citi will not exercise control of the Joint Venture because it has only a 50 percent interest. Further, since all significant corporate actions of the Joint Venture will require unanimity, Salomon Smith Barney explains that neither Citi nor State Street will be able to exercise exclusive control over the Joint Venture.

B. Proposed Amendment

Salomon Smith Barney submits that subparagraph (1) of Section III(b) does not require any clarification. However, it proposes that subparagraphs (2) and (3) of the affiliate definition be modified to cover only those persons and entities that have a significant role in the decisions made by Salomon Smith Barney or which are managed or influenced by Salomon Smith Barney. These entities or persons include individual officers, directors and partners in Salomon Smith Barney and its corporate affiliates, and corporations and partnerships in which Salomon Smith Barney and its corporate affiliates have a 10 percent or greater interest. Salomon Smith Barney believes that this tailoring of the affiliate definition will avoid future problems in determining the independence of the Sub-Advisers, including SSgA FM.

Thus, on the basis of the foregoing, Section III(b) of PTE 99-15 is hereby modified in this notice of proposed exemption to read as follows:

(b) An “affiliate” of Salomon Smith Barney includes —

(1) Any person directly or indirectly through one or more intermediaries, controlling, controlled by, or under common control with Salomon Smith Barney; (For purposes of this subparagraph, the term “control” means the power to exercise a controlling influence over the management or policies of a person other than an individual.)

(2) Any individual who is an officer, director or partner in Salomon Smith Barney or a person who is described in subparagraph (b)(1);

(3) Any corporation or partnership of which Salomon Smith Barney or an affiliate described in subparagraph (b)(1), is a 10 percent or more partner or owner; and

(4) Any corporation or partnership of which any individual which is an officer or director of Salomon Smith Barney, is a 10 percent or more partner or owner.

In connection with the revised affiliate definition, Salomon Smith Barney requests that the term “officer” be defined in new subparagraph (d) of Section III to limit this portion of the affiliate definition to individuals who have a significant management role. Salomon Smith Barney points out that there are job titles at fairly modest levels of authority within it as well as in any company, and it wishes to ensure that future factual inquiries into an individual’s status as an affiliate do not require that it contact virtually every official in its corporate population in a due diligence effort. Therefore, Salomon Smith Barney proposes that Section III(d) should read as follows:

The term “officer” means a president, any vice president in charge of a principal business unit, division or function (such as sales, administration or finance), or any other officer who performs a policy-making function for the entity.

Under the foregoing modifications, Salomon Smith Barney believes that Sections II(h) and III(b) of the proposed exemption will no longer have conflicting meanings.

II. Proposed Modification of the One Percent Limitation on Stock Issued by Salomon Smith Barney and/or Its Affiliates

Salomon Smith Barney represents that there are a number of established market indexes that have been created by parties which are unaffiliated with Citigroup, its indirect parent. For example, the S&P 500 Index is a widely-used benchmark index of domestic equity performance. This index consists of 500 stocks that have been selected by the Standard & Poor’s Company (S&P) for market capitalization, liquidity and industry group representation. The index is market-value weighted so the performance of the larger of the included companies has a greater impact on the performance of the index as a whole. Currently, the common stock (the Common Stock) of Citigroup represents 1.57 percent of the S&P 500 Index.

In addition to the S&P 500 Index, Salomon Smith Barney explains that the Russell 3000 Index is composed of the 3,000 largest United States companies, based upon total market capitalization. Salomon Smith Barney also points out that there are a number of Russell Indexes which are based on subsets of the Russell 3000 Index. These Indexes include (a) the Russell 2000 Index, which measures the performance of the smallest 2,000 United States companies in the Russell 3000 Index and therefore, excludes Citigroup; and (b) the Russell 1000 Index, which measures the performance of the 1,000 largest United States companies in the Russell 3000 Value Index and includes Citigroup. In addition, Salomon Smith Barney represents that there are further subsets of the Russell Indexes which are based upon Russell’s characterization of stock as either “Growth” or “Value.” For example, Salomon Smith Barney explains that Citigroup is included within these subsets. As of March 31, 2000, Citigroup Common Stock represented 3.8981 percent of the Russell 1000 Value Index and 3.6343 percent of the Russell 3000 Value Index.

A. Section II(i)

Based upon the foregoing descriptions of the stock indexes, Salomon Smith Barney requests that Section II(i) of PTE 99-15 be modified in order to permit an independent Sub-Adviser which manages the assets in a Portfolio to exceed the one percent investment limitation on securities issued by Salomon Smith Barney and/or its affiliates under certain circumstances. As currently drafted, Section II(i) states that —

Immediately following the acquisition by a Portfolio of any securities that are issued by Salomon Smith Barney and/or its affiliates, the percentage of that Portfolio’s net assets invested in such securities will not exceed one percent.

In other words, the exception will apply to “any higher percentage” which may result from a Sub-Adviser’s management of an index fund (the Index Fund) Portfolio which includes Citigroup Common Stock. The index will be an established third party index and the Sub-Adviser will track the index results using the “passive full replication” trading method.3

Because the Sub-Adviser will purchase and sell Citigroup Common Stock to approximate the performance of an index rather than reflect the Sub-Adviser’s evaluation of the Common Stock in its individual merits, Salomon Smith Barney states that any additional investment by a Portfolio in Citigroup Common Stock over the one percent threshold will result from the implementation of the trading method and not from the Sub-Adviser’s exercise of investment discretion.

Due to the one percent limitation of Section II(i), Salomon Smith Barney states that active Sub-Advisers for the Consulting Group may not own or trade Citigroup Common Stock and they will continue to be prohibited from trading in Citigroup Common Stock. However, Salomon Smith Barney proposes that passive or pure Index Fund Sub-Advisers be permitted to hold Citigroup Common Stock in their portfolios which exceed the one percent limitation to the extent such higher percentage is necessary to replicate the underlying index.4 Salomon Smith Barney points out that pure index Sub-Advisers that are responsible for investing only a portion of the assets in the Consulting Group Capital Markets Large Cap Value Fund and the Large Cap Growth Consulting Group Capital Markets Fund, are currently in compliance with the one percent limitation. These Portfolios, which consist of both an actively-managed portion and a distinct, passively-managed portion, held less than one percent of the their total assets in Citigroup Common Stock.

[3]

According to Salomon Smith Barney, there are two forms of index trading — passive full replication (wherein each stock in the same weightings as the index is owned by a mutual fund) and sampling (in which each sector, but not necessarily all stocks in such sector, in the same weightings as the index is also owned by a mutual fund). Salomon Smith Barney notes that sampling is used most often when a portfolio is smaller and cannot efficiently replicate the entire index.

[4]

In its management of a “pure” Index Fund, the Sub-Adviser does not evaluate individual companies to identify attractive investment candidates or to eliminate underperforming investments. Instead, the Sub-Adviser attempts to mirror the composition of the relevant index as closely as possible by adjusting the Portfolio holdings daily to reflect the companies included in the index and their relative weightings. Because performance of the Index Fund is tied to the performance of the index that it tracks, investors are advised that this investment strategy may mean losses if the applicable index performs poorly relative to other indexes or individual stocks.

The	performance of a pure Index Fund generally does not mirror the index performance exactly. The index is merely a composite performance figure, based upon an established selection of companies. It does not represent actual assets being managed so there are no expenses deducted from its performance results. In contrast, an Index Fund Portfolio represents actual assets under management and has liquidity requirements associated with Fund operation. To meet redemption requests and to pay expenses, the Index Fund must maintain a portion of its assets in cash and cash equivalents.

If an index-based Sub-Adviser were to manage a greater portion or all of either of the aforementioned Portfolios, Salomon Smith Barney explains that the total Portfolio may include Citigroup Common Stock which breaches the one percent threshold. Similarly, Salomon Smith Barney notes that if the entire Portfolio, such as the Consulting Group Capital Markets S&P 500 Index Investment Fund Portfolio, has the investment objective of providing results that correspond to the price and yield performance of the S&P 500 Index, the Sub-Adviser would be expected to approximate the cited percentage of 1.57 percent for Citigroup Common Stock in the S&P 500 Index. This would also violate the one percent investment limitation.

Salomon Smith Barney states that the present one percent limitation placed on Citigroup Common Stock increases the likelihood that the performance of an Index Fund Portfolio will not replicate the applicable index. Because Citigroup is among the largest companies on the basis of capitalization in the S&P 500, Salomon Smith Barney states that Citigroup’s performance can have a significant impact in index performance calculations. However, if Citigroup Common Stock is not proportionately represented, Salomon Smith Barney explains that Index Fund performance will deviate from the index whether Citigroup Common Stock does well or underperforms.

In any event, Salomon Smith Barney believes that the one percent limitation has the effect of depriving a Plan of the opportunity to invest in a Fund (available to non-Plan investors) that might otherwise track the applicable index more exactly. Because many Plan sponsors are anxious to have an Index Fund available through the TRAK Program, Salomon Smith Barney wishes to move quickly to accommodate the Plan market’s design preferences.

For these reasons, Salomon Smith Barney requests that the current one percent restriction be lifted and allowed to be exceeded with respect to Portfolio investments that are made by passive Sub-Advisers in Citigroup Common Stock in their replication of third-party indexes. In addition, Salomon Smith Barney seeks the flexibility to have the Portfolios consist, in whole or in part, of Index Funds that are managed by passive Sub-Advisers. However, the ownership by a Portfolio of Citigroup Common Stock which is in excess of the one percent limitation would result solely from the activities of the passive Sub-Adviser in replicating an index.

B. Exemptive Safeguards

Section II(i) of the proposed exemption has been further expanded to include a number of substantive safeguards for the protection of Plans investing under the TRAK Program. In this regard, Section II(i) requires that the amount held by the Sub-Adviser in managing an Index Fund Portfolio be held in order to replicate an established third party index. In addition, Section II(i) states that the index must represent the investment performance of a specific segment of the public market for equity securities in the United States and/or foreign countries. In this regard, the organization creating the index must be (a) engaged in the business of providing financial information; (b) a publisher of financial news information; or (c) a public stock exchange or association of securities dealers. The index must also be created and maintained by an organization independent of Salomon Smith Barney and its affiliates and must be a generally-accepted standardized index of securities which is not specifically tailored for use by Salomon Smith Barney and its affiliates.

Moreover, Section II(i) requires that the acquisition or disposition of Citigroup Common Stock must not include any agreement, arrangement or understanding regarding the design or operation of the Portfolio acquiring the Citigroup Common Stock, which is intended to benefit Salomon Smith Barney or any party in which Salomon Smith Barney may have an interest.

Finally, Section II(i) requires that an Independent Plan Fiduciary authorize the investment of a Plan’s assets in an Index Fund Portfolio which purchases and/or holds Citigroup Common Stock while the Sub-Adviser will be responsible for voting any shares of Citigroup Common Stock that are held by an Index Fund on any matter in which shareholders of Citigroup Common Stock are required or permitted to vote.

Notice to Interested Persons

Notice of the proposed exemption will be mailed by first class mail to the Independent Plan Fiduciary of each Plan currently participating in the TRAK Program, or, in the case of a Section 404(c) Plan, to the recordholder of Trust shares. Such notice will be given within 15 days of the publication of the notice of pendency in the Federal Register. The notice will contain a copy of the notice of proposed exemption as published in the Federal Register and a supplemental statement, as required pursuant to 29 CFR 2570.43(b)(2). The supplemental statement will inform interested persons of their right to comment on and/or to request a hearing with respect to the pending exemption. Written comments and hearing requests are due within 45 days of the publication of the proposed exemption in the Federal Register.

General Information

The attention of interested persons is directed to the following:

(1) The fact that a transaction is the subject of an exemption under section 408(a) of the Act and section 4975(c)(2) of the Code does not relieve a fiduciary or other party in interest or disqualified person from certain other provisions of the Act and the Code, including any prohibited transaction provisions to which the exemption does not apply and the general fiduciary responsibility provisions of section 404 of the Act, which require, among other things, a fiduciary to discharge his or her duties respecting the plan solely in the interest of the participants and beneficiaries of the plan and in a prudent fashion in accordance with section 404(a)(1)(B) of the Act; nor does it affect the requirements of section 401(a) of the Code that the plan operate for the exclusive benefit of the employees of the employer maintaining the plan and their beneficiaries;

(2) The proposed exemption, if granted, will extend to transactions prohibited under section 406(b)(3) of the Act and section 4975(c)(1)(F) of the Code;

(3) Before an exemption can be granted under section 408(a) of the Act and section 4975(c)(2) of the Code, the Department must find that the exemption is administratively feasible, in the interest of the plan and of its participants and beneficiaries and protective of the rights of participants and beneficiaries of the plan;

(4) This proposed exemption, if granted, will be supplemental to, and not in derogation of, any other provisions of the Act and the Code, including statutory or administrative exemptions. Furthermore, the fact that a transaction is subject to an administrative or statutory exemption is not dispositive of whether the transaction is in fact a prohibited transaction; and

(5) This proposed exemption, if granted, is subject to the express condition that the facts and representations set forth in the notice of proposed exemption relating to PTE 99-15 and this notice, accurately describe, where relevant, the material terms of the transactions to be consummated pursuant to this exemption.

Written Comments and Hearing Requests

All interested persons are invited to submit written comments or requests for a hearing on the pending exemption to the address above, within the time frame set forth above, after the publication of this proposed exemption in the Federal Register. All comments will be made a part of the record. Comments received will be available for public inspection with the referenced applications at the address set forth above.

Proposed Exemption

Based on the facts and representations set forth in the application, the Department is considering granting the requested exemption under the authority of section 408(a) of the Act and section 4975(c)(2) of the Code and in accordance with the procedures set forth in 29 CFR Part 2570, Subpart B (55 FR 32836, August 10, 1990).

Section I. Covered Transactions

A. If the exemption is granted, the restrictions of section 406(a) of the Act and the sanctions resulting from the application of section 4975 of the Code, by reason of section 4975(c)(1)(A) through (D) of the Code, shall not apply, to the purchase or redemption of shares by an employee benefit plan, an individual retirement account (the IRA), a retirement plan for self-employed individuals (the Keogh Plan), or an individual account pension plan that is subject to the provisions of Title I of the Act and established under section 403(b) of the Code (the Section 403(b) Plan; collectively, the Plans) in the Trust for Consulting Group Capital Market Funds (the Trust), established by Salomon Smith Barney, in connection with such Plans’ participation in the TRAK Personalized Investment Advisory Service product (the TRAK Program).

B. If the exemption is granted, the restrictions of section 406(b) of the Act and the sanctions resulting from the application of section 4975 of the Code, by reason of section 4975(c)(1)(E) and (F) of the Code, shall not apply, to the provision, by the Consulting Group, of (1) investment advisory services or (2) an automatic reallocation option (the Automatic Reallocation Option) to an independent fiduciary of a participating Plan (the Independent Plan Fiduciary), which may result in such fiduciary’s selection of a portfolio (the Portfolio) in the TRAK Program for the investment of Plan assets. This proposed exemption is subject to the following conditions that are set forth below in Section II.

Section II. General Conditions

(a) The participation of Plans in the TRAK Program will be approved by an Independent Plan Fiduciary. For purposes of this requirement, an employee, officer or director of Salomon Smith Barney and/or its affiliates covered by an IRA not subject to Title I of the Act will be considered an Independent Plan Fiduciary with respect to such IRA.

(b) The total fees paid to the Consulting Group and its affiliates will constitute no more than reasonable compensation.

(c) No Plan will pay a fee or commission by reason of the acquisition or redemption of shares in the Trust.

(d) The terms of each purchase or redemption of Trust shares shall remain at least as favorable to an investing Plan as those obtainable in an arm’s length transaction with an unrelated party.

(e) The Consulting Group will provide written documentation to an Independent Plan Fiduciary of its recommendations or evaluations based upon objective criteria.

(f) Any recommendation or evaluation made by the Consulting Group to an Independent Plan Fiduciary will be implemented only at the express direction of such Independent Plan Fiduciary, provided, however, that —

(1) If such Independent Plan Fiduciary shall have elected in writing (the Election), on a form designated by Salomon Smith Barney from time to time for such purpose, to participate in the Automatic Reallocation Option under the TRAK Program, the affected Plan or participant account will be automatically reallocated whenever the Consulting Group modifies the particular asset allocation recommendation which the Independent Plan Fiduciary has chosen. Such Election shall continue in effect until revoked or terminated by the Independent Plan Fiduciary in writing.

(2) Except as set forth below in paragraph II(f)(3), at the time of a change in the Consulting Group’s asset allocation recommendation, each account based upon the asset allocation model (the Allocation Model) affected by such change would be adjusted on the business day of the release of the new Allocation Model by the Consulting Group, except to the extent that market conditions, and order purchase and redemption procedures may delay such processing through a series of purchase and redemption transactions to shift assets among the affected Portfolios.

(3) If the change in the Consulting Group’s asset allocation recommendation exceeds an increase or decrease of more than 10 percent in the absolute percentage allocated to any one investment medium (e.g., a suggested increase in a 15 percent allocation to greater than 25 percent, or a decrease of such 15 percent allocation to less than 5 percent), Salomon Smith Barney will send out a written notice (the Notice) to all Independent Plan Fiduciaries whose current investment allocation would be affected, describing the proposed reallocation and the date on which such allocation is to be instituted (the Effective Date). If the Independent Plan Fiduciary notifies Salomon Smith Barney, in writing, at any time within the period of 30 calendar days prior to the proposed Effective Date that such fiduciary does not wish to follow such revised asset allocation recommendation, the Allocation Model will remain at the current level, or at such other level as the Independent Plan Fiduciary then expressly designates, in writing. If the Independent Plan Fiduciary does not affirmatively “opt out” of the new Consulting Group recommendation, in writing, prior to the proposed Effective Date, such new recommendation will be automatically effected by a dollar-for-dollar liquidation and purchase of the required amounts in the respective account.

(4) An Independent Plan Fiduciary will receive a trade confirmation of each reallocation transaction. In this regard, for all Plan investors other than Section 404(c) Plan accounts (i.e., 401(k) Plan accounts), Salomon Smith Barney will mail trade confirmations on the next business day after the reallocation trades are executed. In the case of Section 404(c) Plan participants, notification will depend upon the notification provisions agreed to by the Plan recordkeeper.

(g) The Consulting Group will generally give investment advice in writing to an Independent Plan Fiduciary with respect to all available Portfolios. However, in the case of a Plan providing for participant- directed investments (the Section 404(c) Plan), the Consulting Group will provide investment advice that is limited to the Portfolios made available under the Plan.

(h) Any sub-adviser (the Sub-Adviser) that acts for the Trust to exercise investment discretion over a Portfolio will be independent of Salomon Smith Barney and its affiliates.

(i) Immediately following the acquisition by a Portfolio of any securities that are issued by Salomon Smith Barney and/or its affiliates, such as Citigroup Inc. common stock (the Citigroup Common Stock), the percentage of that Portfolio’s net assets invested in such securities will not exceed one percent. However, this percentage limitation may be exceeded if —

(1) The amount held by a Sub-Adviser in managing a Portfolio is held in order to replicate an established third party index.

(2) The index represents the investment performance of a specific segment of the public market for equity securities in the United States and/or foreign countries. The organization creating the index must be —

(i) Engaged in the business of providing financial information;

(ii) A publisher of financial news information; or

(iii) A public stock exchange or association of securities dealers. The index is created and maintained by an organization independent of Salomon Smith Barney and its affiliates and is a generally-accepted standardized index of securities which is not specifically tailored for use by Salomon Smith Barney and its affiliates.

(3) The acquisition or disposition of Citigroup Common Stock does not include any agreement, arrangement or understanding regarding the design or operation of the Portfolio acquiring the Citigroup Common Stock, which is intended to benefit Salomon Smith Barney or any party in which Salomon Smith Barney may have an interest.

(4) The Independent Plan Fiduciary authorizes the investment of a Plan’s assets in an Index Fund which purchases and/or holds Citigroup Common Stock and the Sub-Adviser is responsible for voting any shares of Citigroup Common Stock that are held by an Index Fund on any matter in which shareholders of Citigroup Common Stock are required or permitted to vote.

(j) The quarterly investment advisory fee that is paid by a Plan to the Consulting Group for investment advisory services rendered to such Plan will be offset by such amount as is necessary to assure that the Consulting Group retains no more than 20 basis points from any Portfolio (with the exception of the Government Money Investments Portfolio and the GIC Fund Portfolio for which the Consulting Group and the Trust will retain no investment management fee) which contains investments attributable to the Plan investor.

(k) With respect to its participation in the TRAK Program prior to purchasing Trust shares,

(1) Each Plan will receive the following written or oral disclosures from the Consulting Group:

(A) A copy of the Prospectus for the Trust discussing the investment objectives of the Portfolios comprising the Trust, the policies employed to achieve these objectives, the corporate affiliation existing between the Consulting Group, Salomon Smith Barney and its subsidiaries and the compensation paid to such entities.5

(B) Upon written or oral request to Salomon Smith Barney, a Statement of Additional Information supplementing the Prospectus which describes the types of securities and other instruments in which the Portfolios may invest, the investment policies and strategies that the Portfolios may utilize and certain risks attendant to those investments, policies and strategies.

(C) A copy of the investment advisory agreement between the Consulting Group and such Plan relating to participation in the TRAK Program and, if applicable, informing Plan investors of the Automatic Reallocation Option.

(D) Upon written request of Salomon Smith Barney, a copy of the respective investment advisory agreement between the Consulting Group and the Sub-Advisers.

(E) In the case of a Section 404(c) Plan, if required by the arrangement negotiated between the Consulting Group and the Plan, an explanation by a Salomon Smith Barney Financial Consultant (the Financial Consultant) to eligible participants in such Plan, of the services offered under the TRAK Program and the operation and objectives of the Portfolios.

(F) A copy of the proposed exemption and the final exemption, if granted, pertaining to the exemptive relief described herein.

(2) If accepted as an investor in the TRAK Program, an Independent Plan Fiduciary of an IRA or Keogh Plan, is required to acknowledge, in writing, prior to purchasing Trust shares that such fiduciary has received copies of the documents described above in subparagraph (k)(1) of this Section.

(3) With respect to a Section 404(c) Plan, written acknowledgement of the receipt of such documents will be provided by the Independent Plan Fiduciary (i.e., the Plan administrator, trustee or named fiduciary, as the recordholder of Trust shares). Such Independent Plan Fiduciary will be required to represent in writing to Salomon Smith Barney that such fiduciary is (a) independent of Salomon Smith Barney and its affiliates and (b) knowledgeable with respect to the Plan in administrative matters and funding matters related thereto, and able to make an informed decision concerning participation in the TRAK Program.

[5]

The fact that certain transactions and fee arrangements are the subject of an administrative exemption does not relieve the Independent Plan Fiduciary from the general fiduciary responsibility provisions of section 404 of the Act. In this regard, the Department expects the Independent Plan Fiduciary to consider carefully the totality of the fees and expenses to be paid by the Plan, including the fees paid directly to Salomon Smith Barney or to other third parties.

(4) With respect to a Plan that is covered under Title I of the Act, where investment decisions are made by a trustee, investment manager or a named fiduciary, such Independent Plan Fiduciary is required to acknowledge, in writing, receipt of such documents and represent to Salomon Smith Barney that such fiduciary is (a) independent of Salomon Smith Barney and its affiliates, (b) capable of making an independent decision regarding the investment of Plan assets and (c) knowledgeable with respect to the Plan in administrative matters and funding matters related thereto, and able to make an informed decision concerning participation in the TRAK Program.

(l) Subsequent to its participation in the TRAK Program, each Plan receives the following written or oral disclosures with respect to its ongoing participation in the TRAK Program:

(1) The Trust’s semi-annual and annual report which will include financial statement for the Trust and investment management fees paid by each Portfolio.

(2) A written quarterly monitoring statement containing an analysis and an evaluation of a Plan investor’s account to ascertain whether the Plan’s investment objectives have been met and recommending, if required, changes in Portfolio allocations.

(3) If required by the arrangement negotiated between the Consulting Group and a Section 404(c) Plan, a quarterly, detailed investment performance monitoring report, in writing, provided to an Independent Plan Fiduciary of such Plan showing, Plan level asset allocations, Plan cash flow analysis and annualized risk adjusted rates of return for Plan investments. In addition, if required by such arrangement, Financial Consultants will meet periodically with Independent Plan Fiduciaries of Section 404(c) Plans to discuss the report as well as with eligible participants to review their accounts’ performance.

(4) If required by the arrangement negotiated between the Consulting Group and a Section 404(c) Plan, a quarterly participant performance monitoring report provided to a Plan participant which accompanies the participant’s benefit statement and describes the investment performance of the Portfolios, the investment performance of the participant’s individual investment in the TRAK Program, and gives market commentary and toll-free numbers that will enable the participant to obtain more information about the TRAK Program or to amend his or her investment allocations.

(5) On a quarterly and annual basis, written disclosures to all Plans of the (a) percentage of each Portfolio’s brokerage commissions that are paid to Salomon Smith Barney and its affiliates and (b) the average brokerage commission per share paid by each Portfolio to Salomon Smith Barney and its affiliates, as compared to the average brokerage commission per share paid by the Trust to brokers other than Salomon Smith Barney and its affiliates, both expressed as cents per share.

(m) Salomon Smith Barney shall maintain, for a period of six years, the records necessary to enable the persons described in paragraph (n) of this Section to determine whether the conditions of this exemption have been met, except that (1) a prohibited transaction will not be considered to have occurred if, due to circumstances beyond the control of Salomon Smith Barney and/or its affiliates, the records are lost or destroyed prior to the end of the six year period, and (2) no party in interest other than Salomon Smith Barney shall be subject to the civil penalty that may be assessed under section 502(i) of the Act, or to the taxes imposed by section 4975(a) and (b) of the Code, if the records are not maintained, or are not available for examination as required by paragraph (n) below.

(n)(1) Except as provided in section (2) of this paragraph and notwithstanding any provisions of subparagraphs (a)(2) and (b) of section 504 of the Act, the records referred to in paragraph (m) of this Section II shall be unconditionally available at their customary location during normal business hours by:

(A) Any duly authorized employee or representative of the Department or the Service;

(B) Any fiduciary of a participating Plan or any duly authorized representative of such fiduciary;

(C) Any contributing employer to any participating Plan or any duly authorized employee representative of such employer; and

(D) Any participant or beneficiary of any participating Plan, or any duly authorized representative of such participant or beneficiary.

(2) None of the persons described above in subparagraphs (B)-(D) of this paragraph (n) shall be authorized to examine the trade secrets of Salomon Smith Barney or commercial or financial information which is privileged or confidential.

Section III. Definitions

For purposes of this proposed exemption:

(a) The term “Salomon Smith Barney” means Salomon Smith Barney Inc. and any affiliate of Salomon Smith Barney, as defined in paragraph (b) of this Section III.

(b) An “affiliate” of Salomon Smith Barney includes —

(1) Any person directly or indirectly through one or more intermediaries, controlling, controlled by, or under common control with Salomon Smith Barney; (For purposes of this subparagraph, the term “control” means the power to exercise a controlling influence over the management or policies of a person other than an individual.)

(2) Any individual who is an officer (as defined in Section III(d) hereof), director or partner in Salomon Smith Barney or a person described in subparagraph (b)(1);

(3) Any corporation or partnership of which Salomon Smith Barney or an affiliate described in subparagraphs(b)(1), is a 10 percent or more partner or owner; and

(4) Any corporation or partnership of which any individual which is an officer or director of Salomon Smith Barney, is a 10 percent or more partner or owner.

(c) An “Independent Plan Fiduciary” is a Plan fiduciary which is independent of Salomon Smith Barney and its affiliates and is either —

(1) A Plan administrator, sponsor, trustee or named fiduciary, as the recordholder of Trust shares under a Section 404(c) Plan;

(2) A participant in a Keogh Plan;

(3) An individual covered under (i) a self-directed IRA or (ii) a Section 403(b) Plan, which invests in Trust shares;

(4) A trustee, investment manager or named fiduciary responsible for investment decisions in the case of a Title I Plan that does not permit individual direction as contemplated by Section 404(c) of the Act; or

(5) A participant in a Plan, such as a Section 404(c) Plan, who is permitted under the terms of such Plan to direct, and who elects to direct the investment of assets of his or her account in such Plan.

(d) The term “officer” means a president, any vice president in charge of a principal business unit, division or function (such as sales, administration or finance), or any other officer who performs a policymaking function for the entity.

Section IV. Effective Dates

If granted, this proposed exemption will be effective as of April 1, 2000, with respect to the amendments to Section II(i) and Section III(b) and the inclusion of new Section III(d).

The availability of this proposed exemption is subject to the express condition that the material facts and representations contained in the application for exemption are true and complete and accurately describe all material terms of the transactions. In the case of continuing transactions, if any of the material facts or representations described in the applications change, the exemption will cease to apply as of the date of such change. In the event of any such change, an application for a new exemption must be made to the Department.

For a more complete statement of the facts and representations supporting the Department’s decision to grant PTE 92-77, PTE 94-50 and PTE 99-15, refer to the proposed exemptions and the grant notices which are cited above.

Signed at Washington, D.C., this 25th day of May, 2000.

Ivan L. Strasfeld,

Director of Exemption Determinations, Pension and Welfare Benefits Administration, U.S. Department of Labor.

[FR Doc. 00-13643 Filed 5-31-00; 8:45 am]

DEPARTMENT OF LABOR

Pension and Welfare Benefits Administration

[Prohibited Transaction Exemption 2000-45; Exemption Application Nos. D-10809 and D-10865]

Grant of Individual Exemption To Amend and Replace Prohibited Transaction Exemption (PTE) 99-15, Involving Salomon Smith Barney Inc. (Salomon Smith Barney), Located in New York, NY

AGENCY: Pension and Welfare Benefits Administration, Department of Labor.

ACTION: Grant of individual exemption to modify and replace PTE 99-15.

SUMMARY: This document contains a final exemption (the Final Exemption) by the Department of Labor (the Department) which amends and replaces PTE 99-15 (64 FR 1648, April 5, 1999), an exemption granted to Salomon Smith Barney. PTE 99-15 relates to the operation of the TRAK Personalized Investment Advisory Service product (the TRAK Program) and the Trust for Consulting Group Capital Markets Funds (the Trust). These transactions are described in a notice of pendency (the Proposed Exemption) that was published in the Federal Register on June 1, 2000 at 65 FR 35138.

EFFECTIVE DATES: This exemption is effective as of April 1, 2000 with respect to the amendments to Section II(i) and Section III(b) of the grant notice. In addition, this exemption is effective as of April 1, 2000 with respect to the inclusion of new Section III(d) in the grant notice.

FOR FURTHER INFORMATION CONTACT: Ms. Jan D. Broady, Office of Exemption Determinations, Pension and Welfare Benefits Administration, U.S. Department of Labor, telephone (202) 219-8881. (This is not a toll-free number.)

SUPPLEMENTARY INFORMATION: On June 1, 2000, the Department published, in the Federal Register, the above referenced Proposed Exemption which would amend and replace PTE 99-15. PTE 99-15, provides an exemption from certain prohibited transaction restrictions of section 406 of the Employee Retirement Income Security Act of 1974 (the Act) and from the sanctions resulting from the application of section 4975 of the Internal Revenue Code of 1986 (the Code), as amended, by reason of section 4975(c)(1) of the Code. Specifically, PTE 99-15 provides exemptive relief from the restrictions of section 406(a) of the Act and the sanctions resulting from the application of section 4975 of the Code, by reason of section 4975(c)(1)(A) through (D) of the Code, for the purchase or redemption of shares in the Trust by an employee benefit plan, an individual retirement account (the IRA), a retirement plan for a self-employed individual, or an individual account pension plan that is subject to the provisions of Title I of the Act and established under section 403(b) of the Code (the Section 403(b) Plan; collectively, the Plans).

PTE 99-15 also provides exemptive relief from the restrictions of section 406(b) of the Act and the sanctions resulting from the application of section 4975 of the Code, by reason of section 4975(c)(1)(E) and (F) of the Code, with respect to the provision, by the Consulting Group of Salomon Smith Barney (the Consulting Group), of (1) investment advisory services or (2) an automatic reallocation option to an independent fiduciary of a participating Plan (the Independent Plan Fiduciary) which may result in such fiduciary’s selection of a portfolio (the Portfolio) in the TRAK Program for the investment of Plan assets.1

In the Proposed Exemption, Salomon Smith Barney requested a modification of PTE 99-15 and a replacement of that exemption with a new exemption for purposes of uniformity.2 Specifically, Salomon Smith Barney requested that the term “affiliate,” as set forth in PTE 99-15, in Section II(h) of the General Conditions and in Section III(b) of the Definitions, be amended and clarified to avoid possible misinterpretation. In this regard, Salomon Smith Barney also requested that the term “officer” be defined and incorporated into the Proposed Exemption, in new Section III(d), to limit the affiliate definition to persons who have a significant management role. Further, Salomon Smith Barney requested that Section II(i) of PTE 99-15 be amended to permit an independent sub-adviser (the Sub-Adviser), under certain circumstances, to exceed the current one percent limitation on the acquisition of securities that are issued by Salomon Smith Barney and/or its affiliates, notably in the Sub-Adviser’s replication of a third-party index (the Index). The Final Exemption is effective as of April 1, 2000 with respect to the amendments to Sections II(i) and III(b) of the grant notice, and is effective as of July 10, 2000 with respect to Section III(d) of the grant notice.

The Proposed Exemption was requested in an application filed on behalf of SalomonSmith Barney pursuant to section 408(a) of the Act and section 4975(c)(2) of the Code, and in accordance with the procedures (the Procedures) set forth in 29 CFR Part 2570, Subpart B (55 FR 32836, August 10, 1990). Effective December 31, 1978, section 102 of Reorganization Plan No. 4 of 1978 (43 FR 47713, October 17, 1978) transferred the authority of the Secretary of the Treasury to issue exemptions of the type requested to the Secretary of Labor. Accordingly, this Final Exemption is being issued solely by the Department.

The Proposed Exemption gave interested persons an opportunity to comment and to request a hearing. During the comment period, the Department received two written comments and no requests for a hearing. One of the comments was submitted by the holder of an IRA which participates in the TRAK Program. The commenter said he concurred with the modifications proposed by Salomon Smith Barney to amend and clarify the terms “affiliate” and “officer.” The commenter also stated that he supported the proposed modification of the one percent limitation on the acquisition, by an independent Sub-Adviser, of securities that are issued by Salomon Smith Barney and/or its affiliates in the Sub-Adviser’s replication of an Index. The commenter explained that he believed the requested changes made sense and would be beneficial to all TRAK Program participants. Therefore, the commenter urged the Department to approve the Final Exemption.

[1]

PTE 99-15 also (a) described a series of corporate mergers which changed the names of the parties identified in two prior TRAK exemptions which it superseded [i.e., PTE 94-50 (59 FR 32024, June 21, 1994) and PTE 92-77 (55 FR 45833, October 5, 1992)] and which would permit broader distribution of TRAK-related products; (b) implemented a recordkeeping reimbursement offset procedure under the TRAK Program; (c) adopted an automated reallocation option under the TRAK Program that would reduce the reallocation option under the TRAK Program that would reduce the Plan-level investment advisory fee (the Outside Fee) paid to Salomon Smith Barney by a Plan investor; and (d) expanded the scope of the exemption to include Section 403(b) Plans.

PTE 94-50 permitted Smith, Barney Inc. (Smith Barney), Salomon Smith Barney’s predecessor, to add a daily-traded collective investment fund (the GIC Fund) to the existing portfolios (the Portfolios) of mutual funds (the Funds) comprising the Trust, and to describe the various entities operating the GIC Fund. PTE 94-50 also replaced references to Shearson Lehman Brothers, Inc. (Shearson Lehman) with Smith Barney and amended and replaced PTE 92-77.
Finally, PTE 92-77 permitted Shearson Lehman to make the TRAK Program available to Plans that acquired shares in the former Trust for TRAK Investments and allowed the Consulting Group to provide investment advisory services to an Independent Plan Fiduciary which might result in such fiduciary’s selection of a Portfolio in the TRAK Program for the investment of Plan assets.

[2]	The Department deems PTE 94-50 as having been effectively superseded by PTE 99-15. Therefore, the amendments described herein do not apply to PTE 94-50.

The second comment was submitted by Salomon Smith Barney. The comment is intended to clarify and modify the preamble (the Preamble) of the Proposed Exemption. Following is a discussion of Salomon Smith Barney’s comment letter and the Department’s responses with respect thereto.

1. Modifications to the Proposed Exemption. On page 35139 of the Proposed Exemption, the first paragraph of the Preamble states that “As of December 31, 1998, the TRAK Program held assets that were in excess of $9.6 billion.” Also, in that same paragraph, the last sentence states, in part, that “one or more unaffiliated [S]ub-advisers [is] selected by Salomon Smith Barney.” Salomon Smith Barney notes that the December 31, 1998 valuation date at the beginning of the paragraph should be changed to September 30, 1999 and the last words of the paragraph should be changed from “Salomon Smith Barney” to “the Consulting Group,” which actually chooses the Sub-Advisers.

In addition, on page 35140 of the Proposed Exemption, the last paragraph of the Preamble states, in part, that —

Due to the one percent limitation of Section II(i), Salomon Smith Barney states that active Sub-Advisers for the Consulting Group may not own or trade Citigroup Common Stock and they will continue to be prohibited from trading in Citigroup Common Stock. Salomon Smith Barney wishes to clarify that active Sub-Advisers also do not trade in Citigroup Common Stock because of restrictions that apply under Rule 12d3-1(c) of the Investment Company Act of 1940 (the ICA).3

On page 35141 of the Proposed Exemption, the third sentence of the first “carry-over” paragraph of the Preamble identifies two Funds which currently comply with the one percent limitation on investments in Citigroup Common Stock. These Funds are the “Consulting Group Capital Markets Large Cap Value Fund” and the “Large Cap Growth Consulting Group Capital Markets Fund.” However, Salomon Smith Barney suggests, for the purpose of clarity, that the formal names of the subject Funds be specified. Thus, Salomon Smith Barney explains that the proper names for the Funds are the “Consulting Group Capital Markets Funds Large Capitalization Value Equity Investments” and the “Consulting Group Capital Markets Funds Large Capitalization Growth Investments.” Similarly, in the next paragraph of the Proposed Exemption on page 35141 of the Preamble, Salomon Smith Barney wishes to clarify that the formal name for the S&P Fund designated as the “Consulting Group Capital Markets S&P 500 Index Investment Fund Portfolio” is the “Consulting Group Capital Markets S&P Index Investment Fund Portfolio.”

In response to these comments, the Department acknowledges the foregoing clarifications to the names for the Funds identified in the Preamble of the Proposed Exemption.

2. General Information. As a matter of general information, Salomon Smith Barney states that beginning with the billing cycle commencing on January 1, 2001, the Outside Fee charged to 401(k) Plan clients will be calculated on the average daily asset value for the quarter for which the fee is billed rather than the asset value on the last day of the quarter. Salomon Smith Barney explains that this change generally conforms to the billing procedure in the industry generally and is believed to be more equitable since it reflects the asset value over time rather than on a single day during a calendar quarter which may not be representative of the account balance during the period.

In response to this comment, the Department notes Salomon Smith Barney’s modification to the billing procedure in the calculation of the Outside Fee for participants in the TRAK Program that are section 401(k) Plans.

For further information regarding the comments or other matters discussed herein, interested persons are encouraged to obtain copies of the exemption application files (Exemption Application Nos. D-10809 and D-10865) the Department is maintaining in this case. The complete application files, as well as all supplemental submissions received by the Department, are made available for public inspection in the Public Documents Room of the Pension and Welfare Benefits Administration, Room N-5638, U.S. Department of Labor, 200 Constitution Avenue, N.W., Washington, D.C. 20210.

Accordingly, after giving full consideration to the entire record, including the written comments received, the Department has decided to grant the exemption subject to the modifications and clarifications described above.

General Information

The attention of interested persons is directed to the following:

(1) The fact that a transaction is the subject of an exemption under section 408(a) of the Act and section 4975(c)(2) of the Code does not relieve a fiduciary or other party in interest or disqualified person from certain other provisions of the Act and the Code, including any prohibited transaction provisions to which the exemption does not apply and the general fiduciary responsibility provisions of section 404 of the Act, which require, among other things, a fiduciary to discharge his or her duties respecting the plan solely in the interest of the participants and beneficiaries of the plan and in a prudent fashion in accordance with section 404(a)(1)(B) of the Act; nor does it affect the requirements of section 401(a) of the Code that the plan operate for the exclusive benefit of the employees of the employer maintaining the plan and their beneficiaries;

(2) The exemption will extend to transactions prohibited under section 406(b)(3) of the Act and section 4975(c)(1)(F) of the Code;

(3) In accordance with section 408(a) of the Act and section 4975(c)(2) of the Code, and the Procedures cited above, and based upon the entire record, the Department finds that the exemption is administratively feasible, in the interest of the plan and of its participants and beneficiaries and protective of the rights of participants and beneficiaries of the plan;

(4) The exemption will be supplemental to, and not in derogation of, any other provisions of the Act and the Code, including statutory or administrative exemptions. Furthermore, the fact that a transaction is subject to an administrative or statutory exemption is not dispositive of whether the transaction is in fact a prohibited transaction; and

[3]

Rule 12d3-1(c) of the ICA states that an acquiring company, such as a registered investment company, may not acquire a general partnership interest or a security issued by the acquiring company’s investment adviser, promoter, or principal underwriter, or by any affiliated person of such investment adviser, promoter, or principal underwriter.

(5) The exemption is subject to the express condition that the Summary of Facts and Representations set forth in the notice of proposed exemption relating to PTE 99-15, as amended by this Final Exemption, accurately describe, where relevant, the material terms of the transactions to be consummated pursuant to this exemption.

Exemption

Under the authority of section 408(a) of the Act and section 4975(c)(2) of the Code and in accordance with the Procedures set forth above, the Department hereby amends PTE 99-15 as follows:

Section I. Covered Transactions

A. The restrictions of section 406(a) of the Act and the sanctions resulting from the application of section 4975 of the Code, by reason of section 4975(c)(1)(A) through (D) of the Code, shall not apply, to the purchase or redemption of shares by an employee benefit plan, an individual retirement account (the IRA), a retirement plan for self-employed individuals (the Keogh Plan), or an individual account pension plan that is subject to the provisions of Title I of the Act and established under section 403(b) of the Code (the Section 403(b) Plan; collectively, the Plans) in the Trust for Consulting Group Capital Market Funds (the Trust), established by Salomon Smith Barney, in connection with such Plans’ participation in the TRAK Personalized Investment Advisory Service product (the TRAK Program).

B. The restrictions of section 406(b) of the Act and the sanctions resulting from the application of section 4975 of the Code, by reason of section 4975(c)(1)(E) and (F) of the Code, shall not apply, to the provision, by the Consulting Group, of (1) investment advisory services or (2) an automatic reallocation option (the Automatic Reallocation Option) to an independent fiduciary of a participating Plan (the Independent Plan Fiduciary), which may result in such fiduciary’s selection of a portfolio (the Portfolio) in the TRAK Program for the investment of Plan assets.

This exemption is subject to the following conditions that are set forth below in Section II.

Section II. General Conditions

(a) The participation of Plans in the TRAK Program will be approved by an Independent Plan Fiduciary. For purposes of this requirement, an employee, officer or director of Salomon Smith Barney and/or its affiliates covered by an IRA not subject to Title I of the Act will be considered an Independent Plan Fiduciary with respect to such IRA.

(b) The total fees paid to the Consulting Group and its affiliates will constitute no more than reasonable compensation.

(c) No Plan will pay a fee or commission by reason of the acquisition or redemption of shares in the Trust.

(d) The terms of each purchase or redemption of Trust shares shall remain at least as favorable to an investing Plan as those obtainable in an arm’s length transaction with an unrelated party.

(e) The Consulting Group will provide written documentation to an Independent Plan Fiduciary of its recommendations or evaluations based upon objective criteria.

(f) Any recommendation or evaluation made by the Consulting Group to an Independent Plan Fiduciary will be implemented only at the express direction of such Independent Plan Fiduciary, provided, however, that —

(1) If such Independent Plan Fiduciary shall have elected in writing (the Election), on a form designated by Salomon Smith Barney from time to time for such purpose, to participate in the Automatic Reallocation Option under the TRAK Program, the affected Plan or participant account will be automatically reallocated whenever the Consulting Group modifies the particular asset allocation recommendation which the Independent Plan Fiduciary has chosen. Such Election shall continue in effect until revoked or terminated by the Independent Plan Fiduciary in writing.

(2) Except as set forth below in paragraph II(f)(3), at the time of a change in the Consulting Group’s asset allocation recommendation, each account based upon the asset allocation model (the Allocation Model) affected by such change would be adjusted on the business day of the release of the new Allocation Model by the Consulting Group, except to the extent that market conditions, and order purchase and redemption procedures, may delay such processing through a series of purchase and redemption transactions to shift assets among the affected Portfolios.

(3) If the change in the Consulting Group’s asset allocation recommendation exceeds an increase or decrease of more than 10 percent in the absolute percentage allocated to any one investment medium (e.g., a suggested increase in a 15 percent allocation to greater than 25 percent, or a decrease of such 15 percent allocation to less than 5 percent), Salomon Smith Barney will send out a written notice (the Notice) to all Independent Plan Fiduciaries whose current investment allocation would be affected, describing the proposed reallocation and the date on which such allocation is to be instituted (the Effective Date). If the Independent Plan Fiduciary notifies Salomon Smith Barney, in writing, at any time within the period of 30 calendar days prior to the proposed Effective Date that such fiduciary does not wish to follow such revised asset allocation recommendation, the Allocation Model will remain at the current level, or at such other level as the Independent Plan Fiduciary then expressly designates, in writing. If the Independent Plan Fiduciary does not affirmatively “opt out” of the new Consulting Group recommendation, in writing, prior to the proposed Effective Date, such new recommendation will be automatically effected by a dollar-for-dollar liquidation and purchase of the required amounts in the respective account.

(4) An Independent Plan Fiduciary will receive a trade confirmation of each reallocation transaction. In this regard, for all Plan investors other than Section 404(c) Plan accounts (i.e., 401(k) Plan accounts), Salomon Smith Barney will mail trade confirmations on the next business day after the reallocation trades are executed. In the case of Section 404(c) Plan participants, notification will depend upon the notification provisions agreed to by the Plan recordkeeper.

(g) The Consulting Group will generally give investment advice in writing to an Independent Plan Fiduciary with respect to all available Portfolios. However, in the case of a Plan providing for participant-directed investments (the Section 404(c) Plan), the Consulting Group will provide investment advice that is limited to the Portfolios made available under the Plan.

(h) Any sub-adviser (the Sub-Adviser) that acts for the Trust to exercise investment discretion over a Portfolio will be independent of Salomon Smith Barney and its affiliates.

(i) Immediately following the acquisition by a Portfolio of any securities that are issued by Salomon Smith Barney and/or its affiliates, such as Citigroup Inc. common stock (the Citigroup Common Stock), the percentage of that Portfolio’s net assets invested in such securities will not exceed one percent. However, this percentage limitation may be exceeded if —

(1) The amount held by a Sub-Adviser in managing a Portfolio is held in order to replicate an established third party index (the Index).

(2) The Index represents the investment performance of a specific segment of the public market for equity securities in the United States and/or foreign countries. The organization creating the Index must be —

(i) Engaged in the business of providing financial information;

(ii) A publisher of financial news information; or

(iii) A public stock exchange or association of securities dealers.

The Index is created and maintained by an organization independent of Salomon Smith Barney and its affiliates and is a generally- accepted standardized Index of securities which is not specifically tailored for use by Salomon Smith Barney and its affiliates.

(3) The acquisition or disposition of Citigroup Common Stock does not include any agreement, arrangement or understanding regarding the design or operation of the Portfolio acquiring the Citigroup Common Stock, which is intended to benefit Salomon Smith Barney or any party in which Salomon Smith Barney may have an interest.

(4) The Independent Plan Fiduciary authorizes the investment of a Plan’s assets in an Index Fund which purchases and/or holds Citigroup Common Stock and the Sub-Adviser is responsible for voting any shares of Citigroup Common Stock that are held by an Index Fund on any matter in which shareholders of Citigroup Common Stock are required or permitted to vote.

(j) The quarterly investment advisory fee that is paid by a Plan to the Consulting Group for investment advisory services rendered to such Plan will be offset by such amount as is necessary to assure that the Consulting Group retains no more than 20 basis points from any Portfolio (with the exception of the Government Money Investments Portfolio and the GIC Fund Portfolio for which the Consulting Group and the Trust will retain no investment management fee) which contains investments attributable to the Plan investor.

(k) With respect to its participation in the TRAK Program prior to purchasing Trust shares,

(1) Each Plan will receive the following written or oral disclosures from the Consulting Group:

(A) A copy of the Prospectus for the Trust discussing the investment objectives of the Portfolios comprising the Trust, the policies employed to achieve these objectives, the corporate affiliation existing between the Consulting Group, Salomon Smith Barney and its subsidiaries and the compensation paid to such entities.4

(B) Upon written or oral request to Salomon Smith Barney, a Statement of Additional Information supplementing the Prospectus which describes the types of securities and other instruments in which the Portfolios may invest, the investment policies and strategies that the Portfolios may utilize and certain risks attendant to those investments, policies and strategies.

(C) A copy of the investment advisory agreement between the Consulting Group and such Plan relating to participation in the TRAK Program and, if applicable, informing Plan investors of the Automatic Reallocation Option.

(D) Upon written request of Salomon Smith Barney, a copy of the respective investment advisory agreement between the Consulting Group and the Sub-Advisers.

(E) In the case of a Section 404(c) Plan, if required by the arrangement negotiated between the Consulting Group and the Plan, an explanation by a Salomon Smith Barney Financial Consultant (the Financial Consultant) to eligible participants in such Plan, of the services offered under the TRAK Program and the operation and objectives of the Portfolios.

(F) A copy of the Proposed Exemption and the Final Exemption pertaining to the exemptive relief described herein.

(2) If accepted as an investor in the TRAK Program, an Independent Plan Fiduciary of an IRA or Keogh Plan, is required to acknowledge, in writing, prior to purchasing Trust shares that such fiduciary has received copies of the documents described above in subparagraph (k)(1) of this Section.

(3) With respect to a Section 404(c) Plan, written acknowledgement of the receipt of such documents will be provided by the Independent Plan Fiduciary (i.e., the Plan administrator, trustee or named fiduciary, as the recordholder of Trust shares). Such Independent Plan Fiduciary will be required to represent in writing to Salomon Smith Barney that such fiduciary is (a) independent of Salomon Smith Barney and its affiliates and (b) knowledgeable with respect to the Plan in administrative matters and funding matters related thereto, and able to make an informed decision concerning participation in the TRAK Program.

(4) With respect to a Plan that is covered under Title I of the Act, where investment decisions are made by a trustee, investment manager or a named fiduciary, such Independent Plan Fiduciary is required to acknowledge, in writing, receipt of such documents and represent to Salomon Smith Barney that such fiduciary is (a) independent of Salomon Smith Barney and its affiliates, (b) capable of making an independent decision regarding the investment of Plan assets and (c) knowledgeable with respect to the Plan in administrative matters and funding matters related thereto, and able to make an informed decision concerning participation in the TRAK Program.

(l) Subsequent to its participation in the TRAK Program, each Plan receives the following written or oral disclosures with respect to its ongoing participation in the TRAK Program:

(1) The Trust’s semi-annual and annual report which will include financial statement for the Trust and investment management fees paid by each Portfolio.

[4]

The fact that certain transactions and fee arrangements are the subject of an administrative exemption does not relieve the Independent Plan Fiduciary from the general fiduciary responsibility provisions of section 404 of the Act. In this regard, the Department expects the Independent Plan Fiduciary to consider carefully the totality of the fees and expenses to be paid by the Plan, including the fees paid directly to Salomon Smith Barney or to other third parties.

(2) A written quarterly monitoring statement containing an analysis and an evaluation of a Plan investor’s account to ascertain whether the Plan’s investment objectives have been met and recommending, if required, changes in Portfolio allocations.

(3) If required by the arrangement negotiated between the Consulting Group and a Section 404(c) Plan, a quarterly, detailed investment performance monitoring report, in writing, provided to an Independent Plan Fiduciary of such Plan showing Plan level asset allocations, Plan cash flow analysis and annualized risk adjusted rates of return for Plan investments. In addition, if required by such arrangement, Financial Consultants will meet periodically with Independent Plan Fiduciaries of Section 404(c) Plans to discuss the report as well as with eligible participants to review their accounts’ performance.

(4) If required by the arrangement negotiated between the Consulting Group and a Section 404(c) Plan, a quarterly participant performance monitoring report provided to a Plan participant which accompanies the participant’s benefit statement and describes the investment performance of the Portfolios, the investment performance of the participant’s individual investment in the TRAK Program, and gives market commentary and toll-free numbers that will enable the participant to obtain more information about the TRAK Program or to amend his or her investment allocations.

(5) On a quarterly and annual basis, written disclosures to all Plans of the (a) percentage of each Portfolio’s brokerage commissions that are paid to Salomon Smith Barney and its affiliates and (b) the average brokerage commission per share paid by each Portfolio to Salomon Smith Barney and its affiliates, as compared to the average brokerage commission per share paid by the Trust to brokers other than Salomon Smith Barney and its affiliates, both expressed as cents per share.

(m) Salomon Smith Barney shall maintain, for a period of six years, the records necessary to enable the persons described in paragraph (n) of this Section to determine whether the conditions of this exemption have been met, except that (1) a prohibited transaction will not be considered to have occurred if, due to circumstances beyond the control of Salomon Smith Barney and/or its affiliates, the records are lost or destroyed prior to the end of the six year period, and (2) no party in interest other than Salomon Smith Barney shall be subject to the civil penalty that may be assessed under section 502(i) of the Act, or to the taxes imposed by section 4975(a) and (b) of the Code, if the records are not maintained, or are not available for examination as required by paragraph (n) below.

(n)(1) Except as provided in section (2) of this paragraph and notwithstanding any provisions of subparagraphs (a)(2) and (b) of section 504 of the Act, the records referred to in paragraph (m) of this Section II shall be unconditionally available at their customary location during normal business hours by:

(A) Any duly authorized employee or representative of the Department or the Service;

(B) Any fiduciary of a participating Plan or any duly authorized representative of such fiduciary;

(C) Any contributing employer to any participating Plan or any duly authorized employee representative of such employer; and

(D) Any participant or beneficiary of any participating Plan, or any duly authorized representative of such participant or beneficiary.

(2) None of the persons described above in subparagraphs (B)-(D) of this paragraph (n) shall be authorized to examine the trade secrets of Salomon Smith Barney or commercial or financial information which is privileged or confidential.

Section III. Definitions

For purposes of this exemption:

(a) The term “Salomon Smith Barney” means Salomon Smith Barney Inc. and any affiliate of Salomon Smith Barney, as defined in paragraph (b) of this Section III.

(b) An “affiliate” of Salomon Smith Barney includes —

(1) Any person directly or indirectly through one or more intermediaries, controlling, controlled by, or under common control with Salomon Smith Barney (For purposes of this subparagraph, the term “control” means the power to exercise a controlling influence over the management or policies of a person other than an individual);

(2) Any individual who is an officer (as defined in Section III(d) hereof), director or partner in Salomon Smith Barney or a person described in subparagraph (b)(1);

(3) Any corporation or partnership of which Salomon Smith Barney, or an affiliate described in subparagraphs(b)(1), is a 10 percent or more partner or owner; and

(4) Any corporation or partnership of which any individual which is an officer or director of Salomon Smith Barney is a 10 percent or more partner or owner.

(c) An “Independent Plan Fiduciary” is a Plan fiduciary which is independent of Salomon Smith Barney and its affiliates and is either —

(1) A Plan administrator, sponsor, trustee or named fiduciary, as the recordholder of Trust shares under a Section 404(c) Plan;

(2) A participant in a Keogh Plan;

(3) An individual covered under (i) a self-directed IRA or (ii) a Section 403(b) Plan, which invests in Trust shares;

(4) A trustee, investment manager or named fiduciary responsible for investment decisions in the case of a Title I Plan that does not permit individual direction as contemplated by Section 404(c) of the Act; or

(5) A participant in a Plan, such as a Section 404(c) Plan, who is permitted under the terms of such Plan to direct, and who elects to direct, the investment of assets of his or her account in such Plan.

(d) The term “officer” means a president, any vice president in charge of a principal business unit, division or function (such as sales, administration or finance), or any other officer who performs a policymaking function for the entity.

Section IV. Effective Dates

This exemption is effective as of April 1, 2000 with respect to the amendments to Section II(i) and Section III(b) of this grant notice. In addition, this exemption is effective as of April 1, 2000 with respect to the inclusion of new Section III(d) in the grant notice.

The availability of this exemption is subject to the express condition that the material facts and representations contained in the application for exemption are true and complete and accurately describe all material terms of the transactions. In the case of continuing transactions, if any of the material facts or representations described in the applications change, the exemption will cease to apply as of the date of such change. In the event of any such change, an application for a new exemption must be made to the Department.

For a more complete statement of the facts and representations supporting the Department’s decision to grant PTE 92-77, PTE 94-50 and PTE 99-15, refer to the proposed exemptions and the grant notices which are cited above.

Signed at Washington, D.C., this 31st day of August, 2000.

Ivan L. Strasfeld,

Director of Exemption Determinations, Pension and Welfare Benefits Administration, U.S. Department of Labor.

[FR Doc. 00-22853 Filed 9-6-00; 8:45 am]

DEPARTMENT OF LABOR

Pension and Welfare Benefits Administration

[Prohibited Transaction Exemption 2000-45; Exemption Application Nos. D-10809 and D-10865]

Grant of Individual Exemption to Amend and Replace Prohibited Transaction Exemption (PTE) 99-15, Involving Salomon Smith Barney Inc. (Salomon Smith Barney), Located in New York, NY

AGENCY: Pension and Welfare Benefits Administration, U.S. Department of Labor (the Department).

ACTION: Notice of Technical Correction.

On September 7, 2000, the Department published in the Federal Register (65 FR 54315) a final exemption which amends and replaces PTE 99-15 (64 FR 1648, April 5, 1999), an exemption granted to Salomon Smith Barney. PTE 99-15 relates to the operation of the TRAK Personalized Investment Advisory Service product (the TRAK Program) and the Trust for Consulting Group Capital Markets Funds (the Consulting Group).

On page 54316 of the grant notice, the last sentence of the third paragraph of the Supplementary Information, erroneously refers to an effective date of July 10, 2000 with respect to Section III(d) of the grant notice. Thus, the sentence should be revised to read as follows:

The Final Exemption is effective as of April 1, 2000 with respect to the amendments to Sections II(i) and III(b) of the grant notice and the inclusion of new Section III(d) of the grant notice.

Also on page 54316 of the grant notice, clause (c) of Footnote 1, should be revised as follows to describe more accurately the purpose of the automated reallocation option:

(c) adopted an automated reallocation option under the TRAK Program which would afford an Independent Plan Fiduciary the option of having his or her asset allocation adjusted automatically whenever the Consulting Group changes an allocation model;

FOR FURTHER INFORMATION CONTACT:

Ms. Jan D. Broady of the Department at (202) 219-8881. (This is not a toll-free number.)

Signed at Washington, DC, this 18th day of September, 2000.

Ivan L. Strasfeld,

Director of Exemption Determinations, Pension and Welfare Benefits Administration, Department of Labor.

[FR Doc. 00-24388 Filed 9-21-00; 8:45 am]

TK 2088S

Investment Company Act File No. 811-06318

Citigroup Global Markets Inc. is a wholly-owned subsidiary of Citigroup Inc. Citigroup businesses produce a broad range of financial services—asset management, banking and consumer finance, credit and charge cards, insurance, investments and investment banking and trading—and use diverse channels to make them available to consumer and corporate customers around the world.

®2008 Citigroup Global Markets Inc.             TK2088            1/08

For More Information

You may visit the Trust’s website at http://www.smithbarney.com/products_services/managed_money/trak/ for a free copy of this prospectus, or an annual or semiannual report, or to request other information.

Annual and Semiannual Reports

Additional information about the Portfolios’ investments is available in the Portfolios’ annual and semiannual reports to shareholders. The Portfolios’ annual report contains a discussion of the market conditions and investment strategies that significantly affected the Portfolios’ performance during their last fiscal year.

The Trust sends only one report to a household if more than one account has the same address. Contact your Financial Professional or the transfer agent if you do not want this policy to apply to you.

Statement of Additional Information

The SAI provides more detailed information about the Portfolios and is incorporated into this prospectus by reference.

Financial Professional

The investor’s Financial Professional is available to answer questions about the Portfolios or the investor’s overall asset allocation program.

Investors can get free copies of reports and the SAI, request other information and discuss their questions about the Portfolios by contacting their Financial Professional, or by writing to the Manager at:

Consulting Group Capital Markets Funds

The Consulting Group

222 Delaware Avenue

Wilmington, Delaware 19801

or by calling the Portfolios’ Client Services desk at 1-800-444-4273

Information about the Portfolios (including the SAI) can be reviewed and copied at the U.S. Securities and Exchange Commission’s (the “SEC”) Public Reference Room in Washington, D.C. In addition, information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8900. Reports and other information about the Portfolios are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

If someone makes a statement about the Portfolios that is not in this prospectus, you should not rely upon that information. Neither the Portfolios nor the distributor is offering to sell shares of the Portfolios to any person to whom the Portfolios may not lawfully sell their shares.

January 2, 2008

STATEMENT OF ADDITIONAL INFORMATION

CONSULTING GROUP CAPITAL MARKETS TRUST

222 Delaware Avenue

Wilmington, Delaware 19801

(800) 444-4273

This Statement of Additional Information (“SAI”) supplements the information contained in the current Prospectus (the “Prospectus”) of Consulting Group Capital Markets Trust (the “Trust” or “CGCM”), dated January 2, 2008, and should be read in conjunction with the Prospectus. The Trust is a series company that currently consists of eleven portfolios. These portfolios are Large Capitalization Growth Investments, Large Capitalization Value Equity Investments, Small Capitalization Growth Investments, Small Capitalization Value Equity Investments, International Equity Investments, Emerging Markets Equity Investments, Core Fixed Income Investments, High Yield Investments, International Fixed Income Investments, Municipal Bond Investments and Money Market Investments (formerly Government Money Investments) (individually, a “Portfolio” and collectively, the “Portfolios”). The Prospectus may be obtained by contacting any Financial Professional of Citigroup Global Markets Inc. (“CGM”) or by writing or calling the Trust at the address or telephone number listed above. This SAI, although not in itself a prospectus, is incorporated by reference into the Prospectus in its entirety.

Capitalized terms used but not defined in this SAI have the meanings accorded to them in the Prospectus.

TRUSTEES AND EXECUTIVE OFFICERS OF THE TRUST

Overall responsibility for management and supervision of the Trust rests with the Board of Trustees. The Trustees approve all significant agreements between the Trust and the companies that furnish services to the Portfolios, including agreements with the Portfolio’s distributor, subadvisers, custodian and transfer agent.

The Consulting Group, a division of Citigroup Investment Advisory Services Inc. (“CIAS”), is the investment manager for the Trust (the “Manager”). In addition to investment management services, the Manager monitors and supervises the services provided to the Trust by its administrator. The Manager also is responsible for conducting all operations of the Trust, except those operations contracted to the subadvisers, the custodian, the transfer agent and the administrator.

The names of the Trustees and executive officers of the Trust, together with information as to their principal business occupations, are set forth below. The executive officers of the Trust are employees of organizations that provide services to the Portfolios. Each Trustee who is an “interested person” of the Trust, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), is indicated by an asterisk.

Name, Address and Date of Birth	Positions(s) Held with Trust	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee
INDEPENDENT TRUSTEES

Armon E. Kamesar 7328 Country Club Drive La Jolla, CA 92037 Birthdate: 1927	Chairman and Trustee	Since 1994	Chairman, TEC International (organization of chief executives)	11	None

Walter E. Auch 6001 N. 62nd Place Paradise Valley, AZ 85253 Birthdate: 1921	Trustee	Since 2006; Mr. Auch previously served as a Trustee of the Trust from 1991 to December 2001.	Retired	11	Trustee Emeritus, Nicholas Applegate Funds; Director, UBS Funds; Director, US Bancorp Advisory Group

H. John Ellis 858 E. Crystal Downs Drive Frankfort, MI 49635 Birthdate: 1927	Trustee	Since 1999	Retired	11	None

Stephen E. Kaufman Stephen E. Kaufman, P.C. 277 Park Avenue, 47th Fl. New York, NY 10172 Birthdate: 1932	Trustee	Since 1991	Attorney, Stephen E. Kaufman, P.C. (1957-present)	11	None

John J. Murphy 268 Main Street Gladstone, NJ 07934 Birthdate: 1944	Trustee	Since 2006	President, Murphy Capital Management (investment management)	11	Director, Nicholas Applegate Funds; Director, Legg Mason Equity Funds

Mark J. Reed 101 S. Hanley Rd Suite 1260 St. Louis, MO 63105 Birthdate: 1964	Trustee	Since 2007	Managing Director and Chief Compliance Officer, Bush O’Donnell Investments Advisors, Inc. (1988-present)	11	None

INTERESTED TRUSTEES

Laurie A. Hesslein** Citigroup Global Markets Inc. (“CGM”) 787 Seventh Ave., 15th Floor New York, NY 10019 Birthdate: 1959	Trustee	Since 2006	Director, Chief Administrative Officer, Private Client Services, Citi Smith Barney (2004-present); Vice President, Managing Director, Retirement Plan Record Keeper, Citi Street (2002-present).Interested Director, Donor Advised Fund 501c-3, Citi Global Impact Funding Trust, Inc (2000-current). Director of Investment Products, Private Client Services Citi Smith Barney, (2002-2006).	11	None

W. Thomas Matthews** CGM 453 Mill Banks Rd Aiken, SC 29801 Birthdate: 1949	Trustee	Since 2006	Retired; Advisor, Smith Barney (2005- 2007); previously, President and Chief Executive Officer, Smith Barney (2002-2005); Director of Sales, Smith Barney (1994-2002).	11	None

Name, Address and Date of Birth	Positions(s) Held with Trust	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee
OFFICERS

James L. Tracy CGM 787 Seventh Avenue, 15th Floor New York, NY 10019 Birthdate: 1957	Chief Executive Officer and President	Since 2004	Executive Vice President and Investment Officer of the Trust; Executive Vice President, Director, Consulting Group (2006-present); previously, Great Lakes Regional Director, Smith Barney Private Client Group (2000-2006).	N/A	N/A

James F. Walker CGM 787 Seventh Avenue, 15th Floor New York, NY 10019 Birthdate: 1963	Chief Financial Officer and Treasurer	Since 2004	Managing Director, CGM: Chief Operating Officer, Investment Advisory Services, Smith Barney (2006-present); previously, Chief Administrative Officer, Merrill Lynch Global Private Client group since prior to 2002.	N/A	N/A

Paul F. Gallagher The Consulting Group 222 Delaware Avenue 7th Floor Wilmington, DE 19801 Birthdate: 1959	Chief Legal Officer and Secretary	Since 2007	Director and Associate General Counsel, CGM (2006-present); previously, Senior Vice President and General Counsel, ICMA Retirement Corporation (2004-2006); Vice President and General Counsel, ICMA Retirement Corporation (1998-2003).	N/A	N/A

Dominic Maurillo CGM 787 Seventh Avenue, 32nd Floor New York, NY 10019 Birthdate: 1967	Chief Operating Officer	Since 2007	First Vice President, Smith Barney; Senior Vice President for D.F. King & Co., Inc. (1994-2007)	N/A	N/A

Steven Hartstein CGM 485 Lexington Ave. New York, NY 10017 Birthdate: 1963	Chief Compliance Officer	Since 2006	Senior Vice President, CGM and Assistant Director, Investment Advisory Services Compliance, Smith Barney (2006-present); previously Senior Compliance Officer, Mercer Investment Consulting and Mercer Global Investments (2004-2006); Director and Senior Compliance Officer, UBS Global Asset Management (2002-2004).	N/A	N/A

Carmen Z. Menendez- Puerto CGM 485 Lexington Ave. New York, NY 10017 Birthdate: 1961	Chief Anti-Money Laundering Officer	Since 2006	Managing Director, CGM (2007-present); Director, CGM (2005-2006); Senior Vice President, CGM (2003-2004), First Vice President, Citibank Global Relationship Bank (2002-2003); Director, Smith Barney Anti-Money Laundering program (2005-present); previously, Director, Smith Barney Equity Research Compliance (2003-2005); Risk Manager-Compliance, Citigroup Global Corporate and Investment Bank (2001-2003).	N/A	N/A

Israel Grafstein CGM 485 Lexington Ave. New York, NY 10017 Birthdate: 1974	Assistant Secretary	Since 2006	First Vice President and Associate General Counsel, CGM; previously, Legal Counsel, Credit Suisse Asset Management (2005); Associate at Herrick, Feinstein LLP (2004-2005); Regulatory Attorney, State of New Jersey Attorney General’s Office (2003-2004); Alliance Capital Management (2000-2003).	N/A	N/A

LeRoy T. Pease III The Consulting Group 222 Delaware Avenue Wilmington, DE 19801 Birthdate: 1958	Investment Officer	Since 1996	Senior Vice President, CGM.	N/A	N/A

Mark C. Kennard The Consulting Group 222 Delaware Avenue Wilmington, DE 19801 Birthdate: 1958	Investment Officer	Since 2004	Senior Vice President, CGM; previously, Strategy Analyst, Smith Barney (1992-2007)	N/A	N/A

Stephen M. Hagan The Consulting Group 222 Delaware Avenue Wilmington, DE 19801 Birthdate: 1968	Investment Officer	Since 1997	Senior Vice President, CGM (2006-present); previously, First Vice President, CGM (2002-2005).	N/A	N/A

Jay T. Shearon The Consulting Group 222 Delaware Avenue Wilmington, DE 19801 Birthdate: 1972	Investment Officer	Since 2007	Vice President, CGM (2005-present); previously Assistant Vice President (2000-2005)	N/A	N/A

Robert Seidel The Consulting Group 100 Light Street 4th Floor Baltimore, MD 21202 Birthdate: 1975	Investment Officer	Since 2007	First Vice President, CGM (2006-present); previously Vice President, Legg Mason (1997-2006)	N/A	N/A

Joseph A. Zarr The Consulting Group 222 Delaware Avenue 14th Floor Wilmington, DE 19801 Birthdate: 1947	Investment Officer	Since 2007	First Vice President, CGM (2006-present); previously Senior Portfolio Manager, Meeder Financial (1991-2006)	N/A	N/A

*	Each Trustee serves until his successor has been duly elected and qualified.

**	Ms. Hesslein and Mr. Matthews are interested persons of the Trust as defined in the 1940 Act because each is or was an officer of CGM and certain of its affiliates.

For the calendar year ended December 31, 2006, the Trustees of the Trust beneficially owned equity securities of the Portfolios within the dollar ranges presented in the table below:

Name of Trustee	Dollar Range of Equity Securities in the Portfolios of the Trust		Aggregate Dollar Range of Equity Securities in all Registered Investment Companies overseen by Trustee in Family of Investment Companies
Walter Auch	None		None

H. John Ellis

Large Capitalization Growth Investments

Large Capitalization Value Investments

Small Capitalization Growth Investments

Small Capitalization Value Investments

Core Fixed Income Investments

High Yield Investments

Money Market Investments

		$50,001-$100,000 $50,001-$100,00 $1-$10,000 $1-$10,000 $10,001-50,000 $1-$10,000 $1-$10,000	Over $100,000

Armon E. Kamesar

Large Capitalization Growth Investments

Large Capitalization Value Investments

Small Capitalization Growth Investments

Small Capitalization Value Investments

International Equity Investments

Emerging Markets Equity Investments

Core Fixed Income Investments

High Yield Investments

International Fixed Income Investments

Money Market Investments

		$10,001-50,000 $1-$10,000 $1-$10,000 $1-$10,000 $1-$10,000 $$1-$10,000 $10,001-50,000 $1-$10,000 $1-$10,000 $1-$10,000	$50,001-$100,000

Stephen E. Kaufman	None		None

John J. Murphy

Large Capitalization Growth Investments

Large Capitalization Value Investments

Small Capitalization Growth Investments

Small Capitalization Value Investments

International Equity Investments

Emerging Markets Equity Investments

Core Fixed Income Investments

International Fixed Income Investments

		Over $100,000 Over $100,000 $10,001-50,000 $10,001-50,000 Over $100,000 $50,001-$100,000 Over $100,000 $10,001-50,000	Over $100,000

Laurie A. Hesslein	None		None

W. Thomas Matthews	None		None

Mark J. Reed	None		None

As of December 31, 2006, none of the trustees who are not “interested persons” of the Trust, as that term is defined in the 1940 Act (“Independent Trustee”), or his or her immediate family members, owned beneficially, or of record, any securities issued by the Manager or its affiliates, any adviser or distributor of the Trust, or in a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Manager, subadvisers or distributor of the Trust.

The Trust has an Audit Committee and a Nominating Committee. The members of the Audit Committee and the Nominating Committee consist of all the Independent Trustees of the Trust, namely Messrs. Kamesar, Auch, Ellis, Kaufman, Murphy and Reed.

The Audit Committee oversees each Portfolio’s audit, accounting and financial reporting policies and practices and their internal controls. The Audit Committee approves, and recommends to the Board of the Trust for its ratification, the selection, appointment, retention or termination of the Trust’s independent registered public accounting firm and approves the compensation of the independent registered public accounting firm. The Audit Committee also approves all audit and permissible non-audit services provided to each Portfolio by the independent registered public accounting firm and all permissible non-audit services provided by the Trust’s independent registered public accounting firm to the Manager and any affiliated service providers if the engagement relates directly to Portfolio operations and financial reporting. The Audit Committee met twice during the Trust’s most recent fiscal year.

The Nominating Committee is charged with the duty of making all nominations for Independent Trustees to the Board of Trustees. The Nominating Committee will consider nominees recommended by the Portfolios’ shareholders if a vacancy occurs. Shareholders who wish to recommend a nominee should send nominations to the Trust’s Secretary. The Nominating Committee did not meet during the Trust’s most recent fiscal year.

As of December 1, 2007, the Trustees and officers of the Trust as a group owned, of record, less than 1% of the outstanding shares of the Trust. As of December 1, 2007, the following shareholders owned of record or beneficially 5% or more of the outstanding shares of a Portfolio of the Trust:

Large Capitalization Value Equity Investments

Smith Barney Corporate Trust Company

c/o SEI Private Trust Company

1 Freedom Valley Drive

Oaks, PA 19456

Owned 5.10% of shares

Small Capitalization Growth Investments

Smith Barney Corporate Trust Company

c/o SEI Private Trust Company

1 Freedom Valley Drive

Oaks, PA 19456

Owned 12.74 % of shares

Smith Barney Corporate Trust Company

c/o SEI Private Trust Company

1 Freedom Valley Drive

Oaks, PA 19456

Owned 5.39% of shares

Money Market Investments

Smith Barney Corporate Trust Company

c/o SEI Private Trust Company

1 Freedom Valley Drive

Oaks, PA 19456

Owned 11.02% of shares

Smith Barney Corporate Trust Company

c/o SEI Private Trust Company

1 Freedom Valley Drive

Oaks, PA 19456

Owned 7.16% of shares

The following table shows the compensation paid by the Trust to each Trustee during the last fiscal year of the Trust. No director, officer or employee of the Manager, the Distributor or any of their affiliates receives any compensation from the Trust for serving as an officer or Trustee of the Trust.

For the fiscal year ended August 31, 2007, the Trustees of the Trust were paid the following aggregate compensation by the Trust:

Name of Person, Position	Aggregate Compensation from Trust	Pension or Retirement Benefits Accrued as Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund Complex
Armon E. Kamesar, Chairman and Trustee	$75,700.00	None	None	$75,700.00
Walter E. Auch, Trustee	$66,400.00	None	None	$66,400.00
H. John Ellis, Trustee	$66,400.00	None	None	$66,400.00
Stephen E. Kaufman, Trustee	$66,500.00	None	None	$66,500.00
John J. Murphy, Trustee	$67,400.00	None	None	$67,400.00
Mark J. Reed, Trustee	$8,000.00	None	None	$8,000.00
Martin Brody, Emeritus Trustee	$21,050.00	None	None	$21,050.00

Effective April 1, 2007, each Trustee who is not affiliated with the Manager, any Subadviser or the Distributor may receive a fee of $72,000 per annum plus $6,000 per meeting attended (except that Mr. Kamesar receives $80,000 per annum and $8,000 per meeting attended due to his position as Chairman of the Board. Additionally, Mr. Kamesar receives $5,000 for each Audit Committee meeting attended due to his position of Chairman of the Audit Committee). In addition, each such Trustee may be paid $1,250 per telephonic meeting attended. All Trustees are reimbursed for travel and out-of-pocket expenses incurred to attend meetings of the Board. For the fiscal year ended August 31, 2007, such fees and expenses totaled $35,281. Prior to April 1, 2007, the Trust paid each Independent Trustee a fee of $42,000 per annum (except that Mr. Kamesar received $45,000 per annum due to his position as Chairman of the Board) plus $1,000 per meeting attended. Mr. Kamesar received additional compensation because of his position as Chairman of the Audit Committee. In addition, each Trustee received $100 per telephonic meeting attended.

An individual who has been elected prior to December 31, 2006, has served as an Independent Trustee for a minimum of ten (10) years and has reached the age of eighty (80) years may be designated by the remaining Trustees as a Trustee Emeritus. Trustees Emeritus are entitled to serve in emeritus status for a maximum of ten years, during which time they are paid an annual retainer fee of equal to 50% of the annual retainer fee in effect at the time of their designation as a Trustee Emeritus and meeting fees equal to 50% of the meeting fees in effect at the time of their designation as Trustee Emeritus, together with reasonable out-of-pocket expenses for each meeting attended. Trustees Emeritus may attend meetings but have no voting rights.

INVESTMENT OBJECTIVES, MANAGEMENT POLICIES AND RISK FACTORS

Each of the Portfolios is a diversified, open-end registered management investment company, except International Fixed Income Investments, which is non-diversified. The Prospectus discusses the investment objectives of the Portfolios, which are separate series of the Trust, and the policies to be employed to achieve those objectives. Supplemental information is set out below concerning the types of securities and other instruments in which the Portfolios may invest, the investment policies and strategies that the Portfolios may utilize and certain risks attendant to those investments, policies and strategies. The Portfolios may rely upon the independent advice of their respective subadvisers (each a “Subadviser,” collectively, the “Subadvisers”) to evaluate potential investments.

Equity Securities. The equity-oriented Portfolios may invest in all types of equity securities, including exchange-traded and over-the-counter common and preferred stocks, warrants, rights, convertible securities, depositary receipts and shares, trust certificates, limited partnership interests, shares of other investment companies, real estate investment trusts and equity participations. High Yield Investments may invest up to 20% of its assets in equity securities. Common stock is an interest in a company, limited liability company, or similar entity that entitles the holder to a share in the profits of the company, in the form of dividends, and the proceeds from a sale or liquidation of the company. The interests of common shareholders are the most junior in a corporate structure. This means that in the event of the bankruptcy of the company its creditors and any holders of a preferred class of equity securities are paid before the common stockholders are entitled to receive anything. However, any assets of the company in excess of the amount owed to creditors or preferred stockholders are shared pro-rata among the common stockholders. Common stockholders normally have voting control of the company and are entitled to vote on the election of directors and certain fundamental corporate actions.

Preferred stocks are equity securities, but they have many characteristics of fixed income securities. Their similarities to fixed income securities generally cause preferred stocks to trade more like debt instruments than common stocks. Thus, the value of preferred stocks reflects the credit risk of the company and the dividend yield on the preferred stocks compared to prevailing interest rates. Preferred stocks are entitled to receive dividends before any dividend is paid to the holders of common stock. The dividend may be at a fixed or variable dividend payment rate, may be payable on fixed dates or at times determined by the company and may be payable in cash, additional shares of preferred stock or other securities. Many preferred stocks are redeemable at the option of the company after a certain date. Holders of preferred stock are also entitled to receive a payment upon the sale or liquidation of a company before any payment is made to the company’s common stockholders. However, preferred stock is an equity security and, therefore, is junior in priority of payment to the company’s creditors in the event of a bankruptcy, including holders of the company’s debt securities. This junior ranking to creditors makes preferred stock riskier than fixed income securities.

Convertible securities are preferred stocks or fixed income securities that are convertible at the option of the holder, or in some circumstances at the option of the issuing company, at a stated exchange rate or formula into the company’s common stock or other equity securities. At the time a company sells the convertible securities, the conversion price is normally higher than the market price of the common stock.

A holder of convertible securities will generally receive interest or dividends at a rate lower than comparable debt securities, but the holder has the potential for additional gain if the market value of the common stock exceeds the conversion price. When the market price of the common stock is below the conversion price, convertible securities tend to trade like fixed income securities. If the market price of the common stock is higher than the conversion price, convertible securities tend to trade like the common stock. Convertible securities rank senior to common stocks in an issuer’s capital structure and consequently may be of higher quality and entail less risk than the issuer’s common stock. The price of a convertible security will normally vary in some proportion to changes in the price of the underlying common stock because of its conversion or exercise feature. However, the value of a convertible security may not increase or decrease as rapidly as the underlying common stock. A convertible security normally also will provide income and is subject to interest rate risk. Convertible securities may be lower-rated securities and are subject to greater levels of credit risk. A Portfolio may be forced to convert a security before it would otherwise choose, which may have an adverse effect on the Portfolio’s ability to achieve its investment objective.

Warrants and stock purchase rights are securities permitting, but not obligating, their holder to purchase other securities, normally the issuer’s common stock. Stock purchase rights are frequently issued as a dividend to a company’s stockholders and represent the right to purchase a fixed number of shares at a fixed or formula price. The price may reflect a discount to the market price. Warrants are generally sold by a company or issuer together with fixed income securities and represent the right to a fixed number of shares of common stock or other securities at a fixed or formula price. The exercise price is normally higher than the market price at the time the company sells the warrant.

Warrants and stock purchase rights do not carry with them the right to receive dividends on or to vote the securities that they entitle their holders to purchase. They also do not entitle the holder to share in the assets of the company in a liquidation. The rights to purchase common stock or other securities conferred by a warrant or stock purchase right can only be exercised on specific dates or for a specific period. Trading in these instruments is affected both by the relationship of the exercise price to the current market price of the common stock or other securities and also by the period remaining until the right or warrant expires. An investment in warrants and stock purchase rights may be considered more speculative than other types of equity investments. A warrant or stock purchase right expires worthless if it is not exercised on or prior to its expiration date.

Real Estate Investment Trusts (“REITs”). Each Portfolio, except Money Market Investments, may invest in REITs. REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs are not taxed on income distributed to shareholders provided they comply with the applicable requirements of the Internal Revenue Code of 1986, as amended (”IRC”). Debt securities issued by REITs, for the most part, are general and unsecured obligations and are subject to risks associated with REITs.

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. An equity REIT may be affected by changes in the value of the underlying properties owned by the REIT. A mortgage REIT may be affected by changes in interest rates and the ability of the issuers of its portfolio mortgages to repay their obligations. REITs are dependent upon the skills of their managers and are not diversified. REITs are generally dependent upon maintaining cash flows to repay borrowings and to make distributions to shareholders and are subject to the risk of default by lessees or borrowers. REITs whose underlying assets are concentrated in properties used by a particular industry, such as health care, are also subject to industry related risks.

REITs (especially mortgage REITs) also are subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. If the REIT invests in adjustable rate mortgage loans the interest rates on which are reset periodically, yields on a REIT’s investments in such loans will gradually align themselves to reflect changes in market interest rates. This causes the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, REITs have been more volatile in price than the larger capitalization stocks included in Standard & Poor’s 500® Stock Index (“S&P 500”).

Other Investment Companies. The Portfolios may invest in the securities of other investment companies to the extent such investments are consistent with the Portfolios’ investment objectives and policies and permissible under the 1940 Act. Under the 1940 Act, a Portfolio may not acquire the securities of other domestic or foreign investment companies if, as a result, (i) more than 10% of the Portfolio’s total assets would be invested in securities of other investment companies, (ii) such purchase would result in more than 3% of the total outstanding voting securities of any one investment company being held by the Portfolio, or (iii) more than 5% of the Portfolio’s total assets would be invested in any one investment company. These limitations do not apply to the purchase of shares of any investment company in connection with a merger, consolidation, reorganization or acquisition of substantially all the assets of another investment company. A Portfolio will not invest in other investment companies for which the Subadvisers or any of their affiliates act as an investment adviser or distributor.

Large Capitalization Growth Investments, Large Capitalization Value Equity Investments, Small Capitalization Growth Investments, Small Capitalization Value Equity Investments, International Equity Investments, Core Fixed Income Investments, International Fixed Income Investments and Emerging Markets Equity Investments each may invest up to 10% of its assets in securities of other investment companies, including shares in a portfolio of securities that seeks to track the performance of an underlying equity index or a portion of an equity index (“Exchange Traded Funds”).

A Portfolio, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies’ expenses, including advisory fees. These expenses are in addition to the direct expenses of the Portfolio’s own operations.

Short Sales. Large Capitalization Growth Investments, Large Capitalization Value Equity Investments, Small Capitalization Growth Investments, Small Capitalization Value Equity Investments, International Equity Investments, Emerging Markets Equity Investments, Core Fixed Income Investments and International Fixed Income Investments may seek to hedge investments or realize additional gains through short sales. Core Fixed Income Investments, with respect to the assets allocated to PIMCO, and International Fixed Income Investments may make short sales as part of their overall portfolio management strategies or to offset a potential decline in value of a security. Short sales are transactions in which a Portfolio sells a security it does not own in anticipation of a decline in the market value of that security. To complete such a transaction, the Portfolio borrows the security to make delivery to the buyer. The Portfolio is obligated to replace the security borrowed by purchasing it at the market price at or prior to the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Portfolio. Until the security is replaced, the Portfolio is required to repay the lender any dividends or interest that accrue during the period of the loan. To borrow the security, the Portfolio also may be required to pay a premium, which would increase the cost of the security sold. A portion of the net proceeds of the short sale may be retained by the broker (or by the Portfolio’s custodian in a special custody account), to the extent necessary to collateralize the broker and to meet margin requirements, until the short position is closed out. A Portfolio will also incur transaction costs in effecting short sales.

A Portfolio will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security. A Portfolio will realize a gain if the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premiums, dividends, interest or expenses the Portfolio may be required to pay in connection with a short sale. An increase in the value of a security sold short by a Portfolio over the price at which it was sold short will result in a loss to the Portfolio, and there can be no assurance that the Portfolio will be able to close out the position at any particular time or at an acceptable price. Thus the Portfolio’s losses on short sales are potentially unlimited.

Whenever a Portfolio engages in short sales, it maintains cash or liquid securities in an amount that, when combined with the amount of collateral deposited with the broker in connection with the short sale, equals the current market value of the security sold short. The assets so maintained are marked to market daily.

Management currently intends to limit the equity Portfolios’ (Large Capitalization Growth Investments, Large Capitalization Value Equity Investments, Small Capitalization Growth Investments, Small Capitalization Value Equity Investments, International Equity Investments and Emerging Markets Equity Investments) short sales to shares issued by Exchange Traded Funds. Utilizing this strategy will allow a Subadviser to adjust a Portfolio’s exposure in a particular sector, in a cost effective and convenient manner, without having to sell the Portfolio’s holdings of individual stocks in that sector.

Short Sales “Against the Box.” Each Portfolio, except Money Market Investments, may from time to time make short sales against the box. In a short sale, a Portfolio borrows from a broker or bank securities identical to those being sold and delivers the borrowed securities to the buying party. The Portfolio is said to have a short position in the securities sold until it replaces the borrowed securities, at which time it receives the proceeds of the sale. A short sale is “against the box” if the Portfolio owns or has the right to acquire at no added cost securities identical to those sold short.

Investing in Small and Medium Capitalization Companies. Investing in the equity securities of small and medium capitalization companies involves additional risks compared to investing in large capitalization companies. Compared to large companies, these companies may have more limited product lines and capital resources; have less established markets for their products; have earnings that are more sensitive to changes in the economy, competition and technology; and be more dependent upon key members of management.

The market value of the common stock of small and medium capitalization companies may be more volatile, particularly in response to company announcements or industry events, have less active trading markets and be harder to sell at the time and prices that a Subadviser considers appropriate.

Fixed Income Securities. The market value of the obligations held by the Portfolios can be expected to vary inversely to changes in prevailing interest rates. Investors also should recognize that, in periods of declining interest rates, the Portfolios’ yield will tend to be somewhat higher than prevailing market rates and, in periods of rising interest rates, the Portfolios’ yield will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to the Portfolios from the continuous sale of their shares will tend to be invested in instruments producing lower yields than the balance of their portfolios, thereby reducing the Portfolios’ current yield. In periods of rising interest rates, the opposite can be expected to occur. In addition, securities in which the Portfolios may invest may not yield as high a level of current income as might be achieved by investing in securities with less liquidity, less creditworthiness or longer maturities.

The fixed income oriented Portfolios, not including Money Market Investments, may invest in U.S. government securities, corporate debt securities of U.S. and Non-U.S. issuers, including convertible securities and corporate commercial paper, debentures, non-convertible fixed income preferred stocks, mortgage related securities, mortgage derivatives, asset-backed securities (“ABS”), Eurodollar certificates of deposit, Eurodollar bonds, Yankee bonds, fixed income securities of international entities or supranational entities, obligations of non-U.S. governments or their subdivisions, agencies and government sponsored enterprises, repurchase agreements and reverse repurchase agreements, bank loan participations, municipal obligations, event-linked bonds, inflation-indexed bonds issued by both governments and corporations, delayed funding loans and revolving credit facilities, bank certificates of deposit, fixed time deposits and bankers’ acceptances, and structured notes, including “hybrid” or indexed securities. The Portfolios may also invest in derivatives based on fixed-income securities.

Debt Securities Rating Criteria. Investment grade debt securities are those rated “BBB” or higher by the Standard & Poor’s Ratings Group (“S&P”), the equivalent rating of other nationally recognized statistical rating organizations (“NRSROs”) or determined to be of equivalent credit quality by the Subadviser. Debt securities rated BBB are considered medium grade obligations. Adverse economic conditions or changing circumstances may weaken the issuer’s ability to pay interest and repay principal.

Below investment grade debt securities are those rated “BB” and below by S&P or the equivalent rating of other NRSROs. Below investment grade debt securities or comparable unrated securities are commonly referred to as “junk bonds” and are considered predominantly speculative and may be questionable as to capacity to make principal and interest payments. Changes in economic conditions are more likely to lead to a weakened capacity to make principal payments and interest payments. The amount of junk bond securities outstanding has proliferated as an increasing number of issuers have used junk bonds for corporate financing. An economic downturn could severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. Factors having an adverse impact on the market value of lower quality securities will have an adverse effect on a Portfolio’s net asset value to the extent it invests in such securities. In addition, the Portfolios may incur additional expenses to the extent they are required to seek recovery upon a default in payment of principal or interest on their portfolio holdings.

The secondary market for junk bond securities, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on a Portfolio’s ability to dispose of a particular security when necessary to meet its liquidity needs. Under adverse market or economic conditions, the secondary market for junk bond securities could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, a Portfolio could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Portfolio’s net asset value.

Since investors generally perceive that there are greater risks associated with lower quality debt securities of the type in which a Portfolio may invest a portion of its assets, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the debt securities market, changes in perceptions of issuers’ creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the debt securities market, resulting in greater yield and price volatility.

Lower rated and comparable unrated debt securities tend to offer higher yields than higher rated securities with the same maturities because the historical financial condition of the issuers of such securities may not have been as strong as that of other issuers. However, lower rated securities generally involve greater risks of loss of income and principal than higher rated securities. The Subadvisers will attempt to reduce these risks through portfolio diversification and by analysis of each issuer and its ability to make timely payments of income and principal, as well as broad economic trends and corporate developments.

The definitions of the ratings of debt obligations may be found in Appendix A following this SAI.

Ratings as Investment Criteria. In general, the ratings of an NRSRO such as Moody’s Investors Service, Inc. (“Moody’s”) and S&P represent the opinions of those agencies as to the quality of debt obligations that they rate. It should be emphasized, however, that these ratings are relative and subjective, are not absolute standards of quality and do not evaluate the market risk of securities. These ratings will be used by the Portfolios as initial criteria for the selection of portfolio securities, but the Portfolios also will rely upon the independent advice of their Subadvisers to evaluate potential investments. Among the factors that will be considered are the long term ability of the issuer to pay principal and interest and general economic trends.

Subsequent to its purchase by a Portfolio, an issue of debt obligations may cease to be rated or its rating may be reduced below the minimum required for purchase by that Portfolio. Neither event will require the sale of the debt obligation by the Portfolio, but the Portfolio’s Subadvisers will consider the event in their determination of whether the Portfolio should continue to hold the obligation. In addition, to the extent that the ratings change as a result of changes in rating organizations or their rating systems or owing to a corporate restructuring of an NRSRO, a Portfolio will attempt to use comparable ratings as standards for its investments in accordance with its investment objectives and policies.

Municipal Obligations. Municipal Bond Investments invests in municipal obligations, and Core Fixed Income Investments and International Fixed Income Investments may invest in municipal obligations. These are obligations issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities the interest on which, in the opinion of bond counsel to the issuer, is excluded from gross income for regular federal income tax purposes. Municipal obligations are issued to obtain funds for various public purposes, including the construction of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets, water and sewer works and gas and electric utilities. They may also be issued to refund outstanding obligations, to obtain funds for general operating expenses, to obtain funds to loan to other public institutions and facilities or to obtain funds in anticipation of the receipt of revenue or the issuance of other obligations. Municipal obligations consist of municipal bonds, municipal notes and municipal commercial paper as well as variable or floating rate obligations and participation interests.

Municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws, such as the federal Bankruptcy Code, affecting the rights and remedies of creditors. In addition, Congress or state legislatures may enact laws extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. There is also the possibility that, as a result of litigation or other conditions, the power or ability of any issuer to pay when due the principal of and interest on its obligations may be materially affected.

The secondary market for municipal obligations may be less liquid than for most taxable fixed income securities, which may limit a Portfolio’s ability to buy and sell these obligations at times and prices the manager believes would be advantageous. There may be less information available about the financial condition of an issuer of municipal obligations than about issuers of other publicly traded securities. Also, state and federal bankruptcy laws could hinder a Portfolio’s ability to recover interest or principal in the event of a default by the issuer.

The yields on municipal obligations are dependent on a variety of factors, including general market conditions, supply and demand, general conditions of the municipal market, size of a particular offering, the maturity of the obligation, and the rating of the issue.

For purposes of applying a Portfolio’s diversification, concentration and other restrictions, the identification of the issuer of municipal obligations depends on the terms and conditions of the obligation. The “issuer” of municipal obligations is generally deemed to be the person expected to be the source of principal and interest payments on the obligations and may be:

•	the governmental agency, authority, instrumentality or other political subdivision that issued the security;

•	the non-governmental user of a revenue bond-financed facility, the assets and revenues of which will be used to meet the payment obligations on the municipal security; or

•	the guarantor of payment obligations on the municipal obligations.

Municipal bonds, which generally have maturities of more than one year when issued, are designed to meet longer-term capital needs. Municipal bonds have two principal classifications: general obligation bonds and revenue bonds. General obligation bonds are backed by the issuer’s pledge of its full faith and credit based on its ability to levy taxes for the payment of principal and interest. These levies may be constitutionally or statutorily limited as to rate or amount. Revenue bonds are not backed by an issuer’s taxing authority but are payable only from the revenue derived from a particular facility or class of facilities. The issuer may repay these bonds from the proceeds of a special excise tax or other specific revenue source, but not the issuer’s general taxing power. Revenue bonds may include private activity bonds which may be issued by or on behalf of public authorities to finance various privately operated facilities and are not payable from the unrestricted revenues of the issuer. As a result, the credit quality of private activity bonds is frequently related directly to the credit standing of private corporations or other entities.

Private activity bonds include certain types of industrial development bonds issued by public authorities to finance various privately-operated facilities for business and manufacturing, housing, sports, convention or trade show facilities, airport, mass transit, port and parking facilities, air or water pollution control facilities, and certain facilities for water supply, gas, electricity or sewage or solid waste disposal. Private activity bonds are, in most cases, revenue bonds and are generally secured by the revenues derived from payments by the private user. The payment of the principal and interest on private activity bonds is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

Private activity bonds that are issued by or on behalf of public authorities to finance privately operated facilities are considered to be municipal obligations if the interest paid on them qualifies as excluded from gross income (but not necessarily from alternative minimum taxable income) for federal income tax purposes in the opinion of bond counsel to the issuer. Dividends derived from interest income on municipal obligations are a “current earnings” adjustment for purposes of the federal corporate alternative minimum tax.

Interest income on certain types of private activity bonds issued after August 7, 1986, to finance non-governmental activities is a specific tax preference item for purposes of the federal individual and corporate alternative minimum taxes. Individual and corporate shareholders may be subject to a federal alternative minimum tax to the extent that a Portfolio’s dividends are derived from interest on those bonds.

Municipal notes are short-term obligations of issuing municipalities or agencies, generally having maturities of less than three years, such as tax anticipation notes, revenue anticipation notes and bond anticipation notes. These instruments are sold in anticipation of the collection of taxes, receipt of other revenues or a bond sale. State and local governments or governmental entities issue these notes to provide short-term capital or to meet cash flow needs.

Municipal Bond Investments will not invest more than 25% of its total assets in municipal obligations whose issuers are located in the same state or more than 25% of its total assets in obligations that are secured by revenues from entities in any one of the following categories: hospitals and health facilities; ports and airports; or colleges and universities. The Portfolio also will not invest more than 25% of its total assets in private activity bonds of similar projects. The Portfolio may, however, invest more than 25% of its total assets in municipal obligations of one or more of the following types: turnpikes and toll roads; public housing authorities; general obligations of states and localities; state and local housing finance authorities; municipal utilities systems; tax-free prefunded bonds secured or backed by the U.S. Treasury or other U.S. government guaranteed securities; and pollution control bonds.

Mortgage-Backed Securities. Core Fixed Income Investments and International Fixed Income Investments may invest in mortgage-related securities including mortgage-backed securities. Core Fixed Income Investments and International Fixed Income Investments may each invest all of its assets in government and government related mortgage-backed securities. The average maturity of pass-through pools of mortgage-backed securities varies with the maturities of the underlying mortgage instruments. In addition, a pool’s stated maturity may be shortened by unscheduled payments on the underlying mortgages. Factors affecting mortgage prepayments include the level of interest rates, general economic and social conditions, the location of the mortgaged property and age of the mortgage. Because prepayment rates of individual pools vary widely, it is not possible to accurately predict the average life of a particular pool. Common practice is to assume that prepayments will result in an average life ranging from two to ten years for pools of fixed rate 30-year mortgages. Pools of mortgages with other maturities or different characteristics will have varying average life assumptions.

Mortgage-backed securities may be classified as private, governmental or government-related, depending on the issuer or guarantor. Private mortgage backed securities represent pass-through pools consisting principally of conventional residential mortgage loans created by non-governmental issuers, such as commercial banks, savings and loan associations and private mortgage insurance companies. Governmental mortgage-backed securities are backed by the full faith and credit of the United States. Government National Mortgage Association (“GNMA”), the principal U.S. guarantor of such securities, is a wholly -owned U.S. governmental corporation within the Department of Housing and Urban Development. Government related mortgage backed securities are not backed by the full faith and credit of the United States. Issuers of these securities include the Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corporation (“FHLMC”). FNMA is a government sponsored corporation owned entirely by private stockholders that is subject to general regulation by the Secretary of Housing and Urban Development. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA. FHLMC is a government sponsored corporation owned entirely by private stockholders that is subject to general regulation by the Secretary of Housing and Urban Development. Participation certificates representing interests in mortgages from FHLMC’s national portfolio are guaranteed as to the timely payment of interest and ultimate collection of principal by FHLMC.

The Trust expects that private and governmental entities may create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be alternative mortgage instruments; that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may be shorter than previously customary. As new types of mortgage backed securities are developed and offered to investors, the Trust, consistent with the Portfolios’ investment objectives and policies, will consider making investments in those new types of securities on behalf of the Portfolios. A Portfolio will not invest more than 25% of its assets in privately issued mortgage-related securities.

Mortgage-backed securities that are issued or guaranteed by the U.S. government, its agencies or instrumentalities, are not subject to the Funds’ industry concentration restrictions, by virtue of the exclusion from that test available to all U.S. government securities. In the case of privately issued mortgage-related securities, the Portfolios take the position that mortgage-related securities do not represent interests in any particular industry or group of industries.

Core Fixed Income Investments and International Fixed Income Investments may invest in government stripped mortgage-related securities (“SMBs”), collateralized mortgage obligations (“CMOs”) collateralized by mortgage loans or mortgage pass-through certificates and zero coupon securities, which, because of changes in interest rates, may be more speculative and subject to greater fluctuations in value than securities that currently pay interest. CMOs are obligations fully collateralized by a portfolio of mortgages or mortgage-related securities. Payments of principal and interest on the mortgages are passed through to the holders of the CMOs on the same schedule as they are received, although certain classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMOs in which a Portfolio invests, the investment may be subject to a greater or lesser risk of prepayment than other types of mortgage-related securities.

One type of SMB has one class receiving all of the interest from the mortgage assets (the interest-only, or “IO” class) while the other class will receive all of the principal (the principal-only, or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Portfolio’s yield to maturity from these securities. Each of Core Fixed Income Investments and International Fixed Income Investments may invest up to 5% of its total assets in any combination of mortgage-related or other asset-backed IO, PO, or inverse floater securities.

The Portfolios also may invest in pass-through securities backed by adjustable rate mortgages that have been introduced by GNMA, FNMA and FHLMC. These securities bear interest at a rate that is adjusted monthly, quarterly or annually. The prepayment experience of the mortgages underlying these securities may vary from that for fixed rate mortgages. The Portfolios will purchase only mortgage-related securities issued by persons that are governmental agencies or instrumentalities or fall outside, or are excluded from, the definition of investment company under the 1940 Act.

Asset-Backed Securities (“ABS”). Core Fixed Income Investments and International Fixed Income Investments may each invest up to 5% of its assets in ABS. ABS may enhance a Portfolio’s performance; however, their use involves certain risks that may not be found in other mutual fund investments. The Portfolios will invest only in ABS that have received a AAA rating from both Moody’s and S&P or an equivalent rating from another nationally recognized statistical rating organization. Money Market Investments is prohibited from investing in asset-backed commercial paper.

Structured Notes. High Yield Investments, Core Fixed Income Investments and International Fixed Income Investments may invest in structured notes. Typically, the value of the principal and/or interest on these instruments is determined by reference to changes in the value of specific currencies, interest rates, indexes or other financial indicators (the “Reference”) or the relevant change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of the structured securities may provide that in certain circumstances no principal is due at maturity and, therefore, may result in the loss of the Portfolio’s entire investment. The value of structured securities may move in the same or the opposite direction as the value of the Reference, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, the change in interest rate or the value of the security at maturity may be a multiple of the change in the value of the Reference so that the security may be more or less volatile than the Reference, depending on the multiple. Consequently, structured securities may entail a greater degree of market risk and volatility than other types of debt obligations. Structured notes are derivative debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities include structured notes as well as securities other than debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities may include a multiplier that multiplies the indexed element by a specified factor and, therefore, the value of such securities may be very volatile. To the extent a Portfolio invest in these securities, however, the Subadviser analyzes these securities in its overall assessment of the effective duration of the Portfolio’s portfolio in an effort to monitor the Portfolio’s interest rate risk.

Loan Participations. High Yield Investments, Core Fixed Income Investments and International Fixed Income Investments may invest in fixed and floating rate loans (“Loans”) arranged through private negotiations between a borrowing corporation, government or other entity (a “Borrower”) and one or more financial institutions (“Lenders”) in the form of participations in Loans (“Participations”). Participations typically will result in the Portfolio having a contractual relationship only with the Lender, not with the Borrower. A Portfolio will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the Borrower. In connection with purchasing Participations, a Portfolio generally will have no right to enforce compliance by the Borrower with the terms of the loan agreement relating to the Loan, nor any rights of set off against the Borrower, and the Portfolio may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Portfolio will assume the credit risk of both the Borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, the Portfolio may be treated as a general creditor of the Lender and may not benefit from any set off between the Lender and the Borrower. The Portfolios will acquire Participations only if the Lender interpositioned between the Portfolio and the Borrower is determined by the applicable Subadviser to be creditworthy.

There are risks involved in investing in Participations. The Portfolios may have difficulty disposing of them because there is no liquid market for such securities. The lack of a liquid secondary market will have an adverse impact on the value of such securities and on a Portfolio’s ability to dispose of particular Participations when necessary to meet the Portfolio’s liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the Borrower. The lack of a liquid market for Participations also may make it more difficult for a Portfolio to assign a value to these securities for purposes of valuing its portfolio and calculating its net asset value.

Delayed Funding Loans and Revolving Credit Facilities. Core Fixed Income Investments and International Fixed Income Investments may enter into, or acquire Participations in, delayed funding loans and revolving credit facilities. Delayed funding loans and revolving credit facilities are borrowing arrangements in which the lender agrees to make loans up to a maximum amount upon demand by the Borrower during a specified term. A revolving credit facility differs from a delayed funding loan in that as the Borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the revolving credit facility. Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest. These commitments may have the effect of requiring a Portfolio to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that a Portfolio is committed to advance additional funds, it will at all times segregate assets, determined to be liquid by the applicable Subadviser in accordance with procedures established by the Board, in an amount sufficient to meet such commitments.

The Portfolios may invest in delayed funding loans and revolving credit facilities with credit quality comparable to that of issuers of other portfolio investments. Delayed funding loans and revolving credit facilities may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, the Portfolios may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. The Portfolios currently intend to treat delayed funding loans and revolving credit facilities for which there is no readily available market as illiquid for purposes of its limitation on illiquid investments. Delayed funding loans and revolving credit facilities are considered to be debt obligations for purposes of the Portfolio’s investment restriction relating to the lending of funds or assets by the Portfolio.

Event-linked Bonds. Core Fixed Income Investments and International Fixed Income Investments may invest in “event-linked bonds.” Event-linked bonds are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific “trigger” event, such as a hurricane, earthquake, or other physical or weather-related phenomenon. They may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities. If a trigger event causes losses exceeding a specific amount in the geographic region and time period specified in a bond, a Portfolio may lose a portion or all of its principal invested in that bond. If no trigger event occurs, the Portfolio will recover its principal plus interest. For some event-linked bonds, the trigger event or losses may be based on company-wide losses, index-portfolio losses, industry indices, or readings of scientific instruments rather than specified actual losses. Often the event-linked bonds provide for extensions of maturity that are mandatory, or optional at the discretion of the issuer, in order to process and audit loss claims in those cases where a trigger event has, or possibly has, occurred. In addition to the specified trigger events, event-linked bonds may also expose the Portfolio to certain unanticipated risks including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations, and adverse tax consequences.

Event-linked bonds are a relatively new type of financial instrument. As such, there is no significant trading history for these securities, and there can be no assurance that a liquid market in these instruments will develop. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that a Portfolio may be forced to liquidate positions when it would not be advantageous to do so. Event-linked bonds are typically rated, and the Portfolio will only invest in catastrophe bonds that meet the credit quality requirements for the Portfolio.

Collateralized Debt Obligations. Core Fixed Income Investments and International Fixed Income Investments may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans.

For both CBOs and CLOs, the cashflows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche that bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically has higher ratings and lower yields than its underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Portfolio invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Portfolios as illiquid securities however; an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities discussed elsewhere in this SAI and the Prospectus (e.g., interest rate risk and default risk), CDOs carry additional risks including, but are not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Portfolios may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Corporate Debt Securities. Corporate debt securities are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. When interest rates rise, the value of corporate debt securities can be expected to decline. Debt securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities.

A Portfolio’s investments in U.S. dollar or foreign currency-denominated corporate debt securities of domestic or foreign issuers are limited to corporate debt securities (corporate bonds, debentures, notes and other similar corporate debt instruments, including convertible securities) which meet the minimum ratings criteria set forth for the Portfolio, or, if unrated, are in the Subadviser’s opinion comparable in quality to corporate debt securities in which the Portfolio may invest.

Corporate income-producing securities may include forms of preferred or preference stock. The rate of interest on a corporate debt security may be fixed, floating or variable, and may vary inversely with respect to a reference rate. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies. Debt securities may be acquired with warrants attached.

Securities rated Baa and BBB are the lowest which are considered “investment grade” obligations. Moody’s describes securities rated Baa as “medium-grade” obligations; they are “neither highly protected nor poorly secured … [i]nterest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.” S&P describes securities rated BBB as “regarded as having an adequate capacity to pay interest and repay principal … [w]hereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal … than in higher rated categories.”

Inflation-Indexed Bonds. Core Fixed Income Investments and International Fixed Income Investments may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the Consumer Price Index accruals as part of a semiannual coupon.

Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. For example, if a Portfolio purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months were 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole years’ inflation equaling 3%, the end-of-year par value of the bond would be $1,030 an the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. The Portfolios may also invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

While these securities are expected to be protected form long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Variable and Floating Rate Securities. High Yield Investments, International Fixed Income Investments, Core Fixed Income Investments and Municipal Bond Investments may invest in variable and floating rate securities. Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event based, such as based on a change in the prime rate.

The Portfolios may invest in floating rate debt instruments (“floaters”) and engage in credit spread trades. The interest rate on a floater is a variable rate which is tied to another interest rate, such as a money-market index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. While, because of the interest rate reset feature, floaters provide the Portfolios with a certain degree of protection against rises in interest rates, the Portfolios will participate in any declines in interest rates as well. A credit spread trade is an investment position relating to a difference in the prices or interest rates of two securities or currencies, where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities or currencies.

The Portfolios may also invest in inverse floating rate debt instruments (“inverse floaters”). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floating rate security may exhibit greater price volatility than a fixed rate obligation of similar credit quality.

Variable rate demand notes (“VRDNs”) are obligations issued by corporate or governmental entities which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest upon a short notice period not to exceed seven days. The interest rates are adjustable at intervals ranging from daily to up to every six months to some prevailing market rate for similar investments, such adjustment formula being calculated to maintain the market value of the VRDN at approximately the par value of the VRDN upon the adjustment date. The adjustments are typically based upon the prime rate of a bank or some other appropriate interest rate adjustment index.

Master demand notes are notes which provide for a periodic adjustment in the interest rate paid (usually tied to the Treasury Bill auction rate) and permit daily changes in the principal amount borrowed. While there may be no active secondary market with respect to a particular VRDN purchased by the Portfolios, the Portfolios may, upon the notice specified in the note, demand payment of the principal of and accrued interest on the note at any time and may resell the note at any time to a third party. The absence of such an active secondary market, however, could make it difficult for the Portfolios to dispose of the VRDN involved in the event the issuer of the note defaulted on its payment obligations, and the Portfolios could, for this or other reasons, suffer a loss to the extent of the default.

Mortgage Dollar Roll Transactions. In order to enhance current income, Core Fixed Income Investments and International Fixed Income Investments may enter into mortgage dollar rolls with respect to mortgage related securities issued by GNMA, FNMA and FHLMC. In a mortgage dollar roll transaction, a Portfolio sells a mortgage related security to a financial institution, such as a bank or a broker-dealer, and simultaneously agrees to repurchase a similar security from the institution at a later date at an agreed upon price. The mortgage related securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories than those sold. During the period between the sale and repurchase, a Portfolio will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in short-term instruments, particularly repurchase agreements, and the income from these investments, together with any additional fee income received on the sale, is intended to generate income for a Portfolio exceeding the yield on the securities sold. Mortgage dollar roll transactions involve the risk that the market value of the securities sold by a Portfolio may decline below the repurchase price of those securities. At the time a Portfolio enters into a mortgage dollar roll transaction, it will place in a segregated custodial account liquid securities having a value equal to the repurchase price (including accrued interest) and will subsequently monitor the account to insure that the equivalent value is maintained. Mortgage dollar roll transactions are considered to be borrowings by a Portfolio.

High Yield Securities. High Yield Investments, Core Fixed Income Investments and International Fixed Income Investments may invest in medium or lower rated securities and unrated securities of comparable quality, sometimes referred to as “junk bonds.” Generally, such securities offer a higher current yield than is offered by higher rated securities, but also (i) will likely have some quality and protective characteristics that, in the judgment of the rating organizations, are outweighed by large uncertainties or major risk exposures to adverse conditions and (ii) are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations.

The market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher quality bonds. In addition, medium and lower rated securities and comparable unrated securities generally present a higher degree of credit risk. The risk of loss because of default by these issuers is significantly greater because medium and lower rated securities generally are unsecured and frequently subordinated to the prior payment of senior indebtedness. In light of these risks, the Board of Trustees has instructed the Subadvisers, in evaluating the creditworthiness of an issue, whether rated or unrated, to take various factors into consideration, which may include, as applicable, the issuer’s financial resources, its sensitivity to economic conditions and trends, the operating history of and the community support for the facility financed by the issue, and the ability of the issuer’s management and regulatory matters.

In addition, the market value of securities in lower rated categories is more volatile than that of higher quality securities, and the markets in which medium and lower rated securities are traded are more limited than those in which higher rated securities are traded. The existence of limited markets may make it more difficult for a Portfolio to obtain accurate market quotations for purposes of valuing its securities and calculating its net asset value. Moreover, the lack of a liquid trading market may restrict the availability of securities for the Portfolio to purchase and may also have the effect of limiting the ability of the Portfolio to sell securities at their fair value either to meet redemption requests or to respond to changes in the economy or the financial markets.

Lower rated debt obligations also present risks based on payment expectations. If an issuer calls the obligation for redemption, a Portfolio may have to replace the security with a lower yielding security, resulting in a decreased return for investors. Also, the principal value of bonds moves inversely with movements in interest rates; in the event of rising interest rates, the value of the securities held by the Portfolio may decline more than a portfolio consisting of higher rated securities. If the Portfolio experiences unexpected net redemptions, it may be forced to sell its higher rated bonds, resulting in a decline in the overall credit quality of the securities held by the Portfolio and increasing the exposure of the Portfolio to the risks of lower rated securities. Investments in zero coupon bonds may be more speculative and subject to greater fluctuations in value because of changes in interest rates than bonds that pay interest currently.

Subsequent to its purchase by a Portfolio, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Portfolio. Neither event will require sale of these securities by the Portfolio, but the Subadviser will consider the event in determining whether the Portfolio should continue to hold the security.

Non-Publicly Traded Securities. Each Portfolio may invest in non-publicly traded securities, which may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by a Portfolio. In addition, companies whose securities are not publicly traded are not subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded.

Pay-in-Kind Securities. The fixed income oriented Portfolios (except Money Market Investments) may invest in pay-in-kind securities. Pay-in-kind securities are debt obligations or preferred stock that pays interest or dividends in the form of additional debt obligations or preferred stock.

Trust Preferred Securities. The fixed income oriented Portfolios may invest in “trust preferred securities”, or “capital notes.” Trust preferred securities or capital notes are convertible preferred shares issued by a trust where proceeds from the sale are used to purchase convertible subordinated debt from the issuer. The convertible subordinated debt is the sole asset of the trust. The coupon from the issuer to the trust exactly mirrors the preferred dividend paid by the trust. Upon conversion by the investors, the trust in turn converts the convertible debentures and passes through the shares to the investors.

Supranational Entities. International Fixed Income Investments and Core Fixed Income Investments subject to the diversification requirements of the IRC, may invest up to 25% of its total assets in debt securities issued by supranational organizations such as the International Bank for Reconstruction and Development (commonly referred to as the World Bank), which was chartered to finance development projects in developing member countries; and the Asian Development Bank, which is an international development bank established to lend funds, promote investment and provide technical assistance to member nations in the Asian and Pacific regions. As supranational entities do not possess taxing authority, they are dependent upon their members’ continued support in order to meet interest and principal payments.

ADRs, EDRs and GDRs. The Portfolios ( except Money Market Investments ) may also purchase American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) or other securities representing underlying shares of foreign companies. ADRs are publicly traded on exchanges or over-the-counter in the United States and are issued through “sponsored” or “unsponsored” arrangements. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depository’s transaction fees, whereas under an unsponsored arrangement, the foreign issuer assumes no obligation and the depository’s transaction fees are paid by the ADR holders. In addition, less information is available in the United States about an unsponsored ADR than about a sponsored ADR, and the financial information about a company may not be as reliable for an unsponsored ADR as it is for a sponsored ADR. A Portfolio may invest in ADRs through both sponsored and unsponsored arrangements.

Eurodollar Instruments and Yankee Bonds. Core Fixed Income Investments and International Fixed Income Investments may invest in Eurodollar certificates of deposit (“ECDs”), Eurodollar bonds and Yankee bonds. Eurodollar instruments are bonds of corporate and government issuers that pay interest and principal in U.S. dollars but are issued in markets outside the United States, primarily in Europe. Yankee bonds are bonds of foreign governments and their agencies and foreign banks and corporations that pay interest in U.S. dollars and are typically issued in the U.S. ECDs are U.S. dollar-denominated certificates of deposit issued by foreign branches of domestic banks.

Foreign Securities. The Portfolios may invest in the securities of non-U.S. issuers. Portfolios that invest in securities denominated in foreign currencies may engage in foreign currency transactions on a spot (cash) basis, and enter into forward foreign currency exchange contracts and invest in foreign currency futures contracts and options on foreign currencies and futures. A forward foreign currency exchange contract, which involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract, reduces a Portfolio’s exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will receive for the duration of the contract. The effect on the value of a Portfolio is similar to selling securities denominated in one currency and purchasing securities denominated in another currency. A contract to sell foreign currency would limit any potential gain which might be realized if the value of the hedged currency increases. A Portfolio may enter into these contracts to hedge against foreign exchange risk, to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another. Suitable hedging transactions may not be available in all circumstances and there can be no assurance that a Portfolio will engage in such transactions at any given time or from time to time. Also, such transactions may not be successful and may eliminate any chance for a Portfolio to benefit from favorable fluctuations in relevant foreign currencies. A Portfolio may use one currency (or a basket of currencies) to hedge against adverse changes in the value of another currency (or a basket of currencies) when exchange rates between the two currencies are positively correlated. A Portfolio will segregate assets determined to be liquid by its subadviser to cover its obligations under forward foreign currency exchange contracts entered into for non-hedging purposes.

Large Capitalization Growth Investments, Large Capitalization Value Equity Investments, Small Capitalization Growth Investments and Small Capitalization Value Equity Investments may invest up to 10% of their assets in foreign securities, including emerging market securities. Core Fixed Income Investments may invest up to 30% of its assets in non-U.S. dollar-denominated securities and may invest up to 10% of its assets in emerging market securities.

Risks of Non-U.S. Investments. To the extent a Portfolio invests in the securities of non-U.S. issuers, those investments involve considerations and risks not typically associated with investing in the securities of issuers in the U.S. These risks are heightened with respect to investments in countries with emerging markets and economies. The risks of investing in securities of non-U.S. issuers or issuers with significant exposure to non-U.S. markets may be related, among other things, to (i) differences in size, liquidity and volatility of, and the degree and manner of regulation of, the securities markets of certain non-U.S. markets compared to the securities markets in the U.S.; (ii) economic, political and social factors; and (iii) foreign exchange matters, such as restrictions on the repatriation of capital, fluctuations in exchange rates between the U.S. dollar and the currencies in which a Portfolio’s portfolio securities are quoted or denominated, exchange control regulations and costs associated with currency exchange. The political and economic structures in certain non-U.S. countries, particularly emerging markets, are expected to undergo significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries.

Unanticipated political or social developments may affect the values of a Portfolio’s investments in such countries. The economies and securities and currency markets of many emerging markets have experienced significant disruption and declines. There can be no assurances that these economic and market disruptions will not continue.

Foreign Securities Markets and Regulations. There may be less publicly available information about non-U.S. markets and issuers than is available with respect to U.S. securities and issuers. Non-U.S. companies generally are not subject to accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. The trading markets for most non-U.S. securities are generally less liquid and subject to greater price volatility than the markets for comparable securities in the U.S. The markets for securities in certain emerging markets are in the earliest stages of their development. Even the markets for relatively widely traded securities in certain non-U.S. markets, including emerging countries, may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the U.S. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity.

The less liquid a market, the more difficult it may be for a Portfolio to accurately price its portfolio securities or to dispose of such securities at the times determined by the Subadviser to be appropriate. The risks associated with reduced liquidity may be particularly acute in situations in which a Portfolio’s operations require cash, such as in order to meet redemptions and to pay its expenses.

Economic, Political and Social Factors. Certain non-U.S. countries, including emerging markets, may be subject to a greater degree of economic, political and social instability than is the case in the U.S. and Western European countries. Such instability may result from, among other things: (i) authoritarian governments or military involvement in political and economic decision making; (ii) popular unrest associated with demands for improved economic, political and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection and conflict. Such economic, political and social instability could significantly disrupt the financial markets in such countries and the ability of the issuers in such countries to repay their obligations. Investing in emerging countries also involves the risk of expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. In the event of such expropriation, nationalization or other confiscation in any emerging country, a Portfolio could lose its entire investment in that country.

Certain emerging market countries restrict or control foreign investment in their securities markets to varying degrees. These restrictions may limit a Portfolio’s investment in those markets and may increase the expenses of the Portfolio. In addition, the repatriation of both investment income and capital from certain markets in the region is subject to restrictions such as the need for certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of a Portfolio’s operation.

Economies in individual non-U.S. countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, currency valuation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many non-U.S. countries have experienced substantial, and in some cases extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, very negative effects on the economies and securities markets of certain emerging countries.

Economies in emerging countries generally are dependent heavily upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been, and may continue to be, affected adversely by economic conditions in the countries with which they trade.

Brady Bonds. High Yield Investments, Core Fixed Income Investments and International Fixed Income Investments may invest in so-called “Brady Bonds.” Brady Bonds are issued as part of a debt restructuring in which the bonds are issued in exchange for cash and certain of the country’s outstanding commercial bank loans. Investors should recognize that Brady Bonds do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the over-the-counter secondary market for debt of Latin American issuers. In light of the history of commercial bank loan defaults by Latin American public and private entities, investments in Brady Bonds may be viewed as speculative and subject to, among other things, the risk of default.

Dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Interest payment on these Brady Bonds generally are collateralized by cash or securities in the amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year’s rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter.

Brady Bonds are often viewed as having three or four valuation components: the collateralized repayment of principal at final maturity; the collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity (these uncollateralized amounts constituting the “residual risk”).

Currency Risks. The value of the securities quoted or denominated in international currencies may be adversely affected by fluctuations in the relative currency exchange rates and by exchange control regulations. A Portfolio’s investment performance may be negatively affected by a devaluation of a currency in which the Portfolio’s investments are quoted or denominated. Further, a Portfolio’s investment performance may be significantly affected, either positively or negatively, by currency exchange rates because the U.S. dollar value of securities quoted or denominated in another currency will increase or decrease in response to changes in the value of such currency in relation to the U.S. dollar.

Custodian Services and Related Investment Costs. Custodian services and other costs relating to investment in international securities markets generally are more expensive than in the U.S. Such markets have settlement and clearance procedures that differ from those in the U.S. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of a Portfolio to make intended securities purchases because of settlement problems could cause the Portfolio to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result either in losses to a Portfolio because of a subsequent decline in value of the portfolio security or could result in possible liability to the Portfolio. In addition, security settlement and clearance procedures in some emerging countries may not fully protect a Portfolio against loss or theft of its assets.

Withholding and Other Taxes. The Portfolios may be subject to taxes, including withholding taxes imposed by certain non-U.S. countries on income (possibly including, in some cases, capital gains) earned with respect to a Portfolio’s investments in such countries. These taxes will reduce the return achieved by a Portfolio. Treaties between the U.S. and such countries may reduce the otherwise applicable tax rates.

Currency Exchange Rates. A Portfolio’s share value may change significantly when the currencies, other than the U.S. dollar, in which that Portfolio’s investments are quoted or denominated, strengthen or weaken against the U.S. dollar. Currency exchange rates generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries as seen from an international perspective. Currency exchange rates can also be affected unpredictably by intervention by U.S. or foreign governments or central banks or by currency controls or political developments in the United States or abroad.

Forward Currency Contracts. The Portfolios may invest in securities quoted or denominated in foreign currencies, may hold currencies to meet settlement requirements for foreign securities and may engage in currency exchange transactions in order to protect against uncertainty in the level of future exchange rates between a particular foreign currency and the U.S. dollar or between foreign currencies in which a Portfolio’s securities are or may be quoted or denominated. Forward currency contracts are agreements to exchange one currency for another, for example, to exchange a certain amount of U.S. dollars for a certain amount of Japanese Yen at a future date. The date (which may be any agreed upon fixed number of days in the future), the amount of currency to be exchanged and the price at which the exchange will take place will be negotiated with a currency trader and fixed for the term of the contract at the time a Portfolio enters into the contract. To assure that a Portfolio’s forward currency contracts are not used to achieve investment leverage, the Portfolio will segregate cash or high grade securities with its custodian in an amount at all times equal to or exceeding the Portfolio’s commitment with respect to these contracts.

Forward currency contracts (i) are traded in an interbank market conducted directly between currency traders (typically commercial banks or other financial institutions) and their customers, (ii) generally have no deposit requirements, and (iii) are typically consummated without payment of any commissions. The Portfolios, however, may enter into forward currency contracts containing either or both deposit requirements and commissions.

At or before the maturity of a forward currency contract, a Portfolio may either sell a portfolio security and make delivery of the currency, or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Portfolio will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. If the Portfolio retains the portfolio security and engages in an offsetting transaction, the Portfolio, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent movement has occurred in forward currency contract prices. Should forward prices decline during the period between the Portfolio’s entering into a forward currency contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Portfolio will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Portfolio will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

In hedging specific portfolio positions, a Portfolio may enter into a forward contract with respect to either the currency in which the positions are denominated or another currency deemed appropriate by the Portfolio’s Subadviser. The amount the Portfolio may invest in forward currency contracts is limited to the amount of the Portfolio’s aggregate investments in foreign currencies. Risks associated with entering into forward currency contracts include the possibility that the market for forward currency contracts may be limited with respect to certain currencies and, upon a contract’s maturity, the inability of a Portfolio to negotiate with the dealer to enter into an offsetting transaction. Forward currency contracts may be closed out only by the parties entering into an offsetting contract. In addition, the correlation between movements in the prices of those contracts and movements in the price of the currency hedged or used for cover will not be perfect. There is no assurance an active forward currency contract market will always exist. These factors will restrict a Portfolio’s ability to hedge against the risk of devaluation of currencies in which the Portfolio holds a substantial quantity of securities and are unrelated to the qualitative rating that may be assigned to any particular security. In addition, although forward currency contracts limit the risk of loss owing to a decline in the value of the hedged currency, at the same time they limit any potential gain that might result should the value of the currency increase. If a devaluation is generally anticipated, a Portfolio may not be able to contract to sell currency at a price above the devaluation level it anticipates. The successful use of forward currency contracts as a hedging technique draws upon special skills and experience with respect to these instruments and usually depends on the ability of the Portfolio’s

Subadviser to forecast interest rate and currency exchange rate movements correctly. Should interest or exchange rates move in an unexpected manner, the Portfolio may not achieve the anticipated benefits of forward currency contracts or may realize losses and thus be in a worse position than if those strategies had not been used. Many forward currency contracts are subject to no daily price fluctuation limits so adverse market movements could continue with respect to those contracts to an unlimited extent over a period of time.

Options on Securities and Securities Indices. Each Portfolio, except Money Market Investments, may purchase put and call options on any security in which it may invest or options on any securities index based on securities in which it may invest. A Portfolio would also be able to enter into closing sale transactions in order to realize gains or minimize losses on options it has purchased.

Writing Covered Call and Put Options on Securities and Securities Indices. Each Portfolio, except Money Market Investments, may also write (sell) covered call and put options on any securities and on any securities index composed of securities in which it may invest. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segments of the securities market rather than price fluctuations in a single security.

A Portfolio may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional consideration if cash in such amount is segregated) upon conversion or exchange of other securities in its portfolio. A Portfolio may cover call and put options on a securities index by segregating assets with a value equal to the exercise price.

Purchasing Call and Put Options. The Portfolios, except Money Market Investments, will normally purchase call options in anticipation of an increase in the market value of securities of the type in which they may invest. The purchase of a call option will entitle a Portfolio, in return for the premium paid, to purchase specified securities at a specified price during the option period. A Portfolio will ordinarily realize a gain if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise, the Portfolio will realize either no gain or a loss on the purchase of the call option.

A Portfolio will normally purchase put options in anticipation of a decline in the market value of securities in its portfolio (“protective puts”) or in securities in which it may invest. The purchase of a put option will entitle the Portfolio, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of the Portfolio’s securities. Put options may also be purchased by a Portfolio for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. The Portfolio will ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to more than cover the premium and transaction costs; otherwise the Portfolio will realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of the underlying portfolio securities.

Risks of Trading Options. There is no assurance that a liquid secondary market on an options exchange will exist for any particular exchange-traded option, or at any particular time. If a Portfolio is unable to effect a closing purchase transaction with respect to covered options it has written, the Portfolio will not be able to sell the underlying securities or dispose of its segregated assets until the options expire or are exercised. Similarly, if a Portfolio is unable to effect a closing sale transaction with respect to options it has purchased, it will have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.

Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation (“OCC”) may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange, if any, that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

A Portfolio may terminate its obligations under an exchange-traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counter-party to such option. Such purchases are referred to as “closing purchase transactions.”

A Portfolio may purchase and sell both options that are traded on U.S. and foreign exchanges and options traded over the counter with broker-dealers who make markets in these options. The ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. Until such time as the staff of the Securities and Exchange Commission (“SEC”) changes its position, a Portfolio will treat purchased over-the-counter options and all assets used to cover written over-the-counter options as illiquid securities, except that with respect to options written with primary dealers in U.S. government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to the formula.

Transactions by a Portfolio in options on securities and indices will be subject to limitations established by each relevant exchange, board of trade or other trading facility governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert. Thus, the number of options that a Portfolio may write or purchase may be affected by options written or purchased by other investment advisory clients. An exchange, board of trade or other trading facility may order the liquidations of positions found to be in excess of these limits, and it may impose certain other sanctions.

The writing and purchase of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of protective puts for hedging purposes depends in part on a Subadviser’s ability to predict future price fluctuations and the degree of correlation between the options and securities markets.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent the options markets close before the markets for the underlying securities, significant price movements can take place in the underlying markets that cannot be reflected in the options markets.

In addition to the risks of imperfect correlation between a Portfolio’s portfolio and the index underlying the option, the purchase of securities index options involves the risk that the premium and transaction costs paid by the Portfolio in purchasing an option will be lost. This could occur as a result of unanticipated movements in the price of the securities comprising the securities index on which the option is based.

Futures Contracts and Related Options. Each Portfolio, except Money Market Investments, may enter into futures contracts and purchase and write (sell) options on these contracts, including but not limited to interest rate, securities index and foreign currency futures contracts and put and call options on these futures contracts. These contracts will be entered into only upon the concurrence of the Subadviser that such contracts are necessary or appropriate in the management of a Portfolio’s assets. These contracts will be entered into on exchanges designated by the Commodity Futures Trading Commission (“CFTC”) or, consistent with CFTC regulations, on foreign exchanges. These transactions may be entered into for bona fide hedging and other permissible risk management purposes including protecting against anticipated changes in the value of securities a Portfolio intends to purchase. The Portfolios are operated by a person who has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act (“CEA”) and, therefore, who is not subject to regulation or regulation under the CEA.

All futures and options on futures positions will be covered by owning the underlying security or segregation of assets. With respect to long positions in a futures contract or option (e.g., futures contracts to purchase the underlying instrument and call options purchased or put options written on these futures contracts or instruments), the underlying value of the futures contract at all times will be covered by liquid assets segregated on the Portfolio’s assets.

A Portfolio may lose the expected benefit of these futures or options transactions and may incur losses if the prices of the underlying securities or commodities move in an unanticipated manner. In addition, changes in the value of a Portfolio’s futures and options positions may not prove to be perfectly or even highly correlated with changes in the value of its portfolio securities. Successful use of futures and related options is subject to a Subadviser’s ability to predict correctly movements in the direction of the securities markets generally, which ability may require different skills and techniques than predicting changes in the prices of individual securities. Moreover, futures and options contracts may only be closed out by entering into offsetting transactions on the exchange where the position was entered into (or a linked exchange), and as a result of daily price fluctuation limits there can be no assurance that an offsetting transaction could be entered into at an advantageous price at any particular time. Consequently, a Portfolio may realize a loss on a futures contract or option that is not offset by an increase in the value of its portfolio securities that are being hedged or the Portfolio may not be able to close a futures or options position without incurring a loss in the event of adverse price movements.

A Portfolio will incur brokerage costs whether or not its hedging is successful and will be required to post and maintain “margin” as a good-faith deposit against performance of its obligations under futures contracts and under options written by the Portfolio. Futures and options positions are marked to the market daily and a Portfolio may be required to make subsequent “variation” margin payments depending upon whether its positions increase or decrease in value. In this context margin payments involve no borrowing on the part of a Portfolio.

Swaps. Emerging Markets Equity Investments, with respect to 20% of the total assets allocated to SSgA Funds Management Inc., Core Fixed Income Investments, with respect to 20% of its total assets, and International Fixed Income Investments, with respect to 20% of its total assets, may enter into swaps. Swaps are over-the-counter contracts that allow two counter-parties to exchange liabilities and include, but are not limited to, interest rate swaps, total return swaps and swaptions. An interest rate swap allows two counter-parties to exchange their fixed and variable rate liabilities. Index swaps involve the exchange by the Portfolio with another party of the respective amounts payable with respect to a notional principal amount related to one or more indices. A total return swap allows for the exchange of the rate of return on an index, such as the Lehman Brothers Aggregate Index, for a variable interest rate. A swaption gives the purchaser the right to enter into a specified amount of a swap contract on or before a specified future date. The Portfolios may use these instruments so long as the underlying instrument is a security or index of an asset type permitted in the guidelines. To the extent a Portfolio invests in foreign currency-denominated securities, it may also invest in currency exchange rate swap agreements.

Credit default swaps are a mechanism to either purchase or sell default insurance. As a purchaser of a credit default swap, the Portfolio pays a premium to enter into an arrangement that protects a portfolio holding in the event of a default. As a seller of a credit default swap, the Portfolio collects a premium for underwriting default insurance. Consequently, credit default swaps may be used to obtain credit default protection or enhance portfolio income. The Portfolios may enter into these transactions to preserve a return or spread on a particular investment or portion of its assets, as a duration management technique or to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date. The Portfolios may also use these transactions for speculative purposes, such as to obtain the price performance of a security without actually purchasing the security in circumstances where, for example, the subject security is illiquid, is unavailable for direct investment or available only on less attractive terms. Swaps have risks associated with them, including possible default by the counterparty to the transaction, illiquidity and, where swaps are used as hedges, the risk that the use of a swap could result in losses greater than if the swap had not been employed.

Most swap agreements entered into by a Portfolio would calculate the obligations of the parties to the agreement on a “net basis.” Consequently, the Portfolio’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). A Portfolio’s current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Portfolio) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation of assets determined to be liquid by the Subadviser in accordance with procedures established by the Board of Trustees, to avoid any potential leveraging of the Portfolio’s portfolio. Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of the Portfolio’s investment restriction concerning senior securities. A Portfolio will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Portfolio’s total assets.

Whether a Portfolio’s use of swap agreements or swap options will be successful in furthering its investment objective will depend on the Subadviser(s) ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a Portfolio bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. A Portfolio will enter into swap agreements only with counterparties that meet certain standards of creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Portfolio’s repurchase agreement guidelines). Certain restrictions imposed on a Portfolio by the IRC may limit the Portfolio’s ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Portfolio’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Depending on the terms of the particular option agreement, Core Fixed Income Investments, International Fixed Income Investments and Emerging Markets Equity Investments will each generally incur a greater degree of risk when it writes a swap option than it will incur when it purchases a swap option. When a Portfolio purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Portfolio writes a swap option, upon exercise of the option the Portfolio will become obligated according to the terms of the underlying agreement.

For purposes of applying a Portfolio’s investment policies and restrictions, swap agreements are generally valued by a Portfolio at market value. In the case of a credit default swap sold by a Portfolio (i.e., where the Portfolio is selling credit default protection), however, a Portfolio will value the swap at its notional amount. The manner in which certain securities or other instruments are valued by a Portfolio for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Certain swap agreements are exempt from most provisions of the CEA and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations approved by the CFTC. To qualify for this exemption, a swap agreement must be entered into by “eligible participants,” which includes the following, provided the participants’ total assets exceed established levels: a bank or trust company, savings association or credit union, insurance company, investment company subject to regulation under the 1940 Act, commodity pool, corporation, partnership, proprietorship, organization, trust or other entity, employee benefit plan, governmental entity, broker-dealer, futures commission merchant, natural person, or regulated foreign person. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employee benefit plans must have assets exceeding $5 million. In addition, an eligible swap transaction must meet three conditions. First, the swap agreement may not be part of a fungible class of agreements that are standardized as to their material economic terms. Second, the creditworthiness of parties with actual or potential obligations under the swap agreement must be a material consideration in entering into or determining the terms of the swap agreement, including pricing, cost or credit enhancement terms. Third, swap agreements may not be entered into and traded on or through a multilateral transaction execution facility.

This exemption is not exclusive, and participants may continue to rely on existing exclusions for swaps, such as the Policy Statement issued in July 1989 by the CFTC, which recognized a safe harbor for swap transactions from regulation as futures or commodity option transactions under the CEA or its regulations. The Policy Statement applies to swap transactions settled in cash that (1) have individually tailored terms, (2) lack exchange-style offset and the use of a clearing organization or margin system, (3) are undertaken in conjunction with a line of business, and (4) are not marketed to the public.

U.S. Government Securities. U.S. government securities are subject to market and interest rate risk, and may be subject to varying degrees of credit risk. The U.S. government securities in which the Portfolios may invest include debt obligations of varying maturities issued by the U.S. Treasury or issued or guaranteed by an agency or instrumentality of the U.S. government, including the Federal Housing Administration, Federal Financing Bank, Farmers Home Administration, Export-Import Bank of the U.S., Small Business Administration, GNMA, General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks, FHLMC, FNMA, Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board, Student Loan Marketing Association, Resolution Trust Corporation and various institutions that previously were or currently are part of the Farm Credit System. Some U.S. government securities, such as U.S. Treasury bills, Treasury notes and Treasury bonds, which differ only in their interest rates, maturities and times of issuance, are supported by the full faith and credit of the United States. Others are supported by: (i) the right of the issuer to borrow from the U.S. Treasury, such as securities of the Federal Home Loan Banks; (ii) the discretionary authority of the U.S. government to purchase the agency’s obligations, such as securities of FNMA; or (iii) only the credit of the issuer, such as securities of FHLMC. No assurance can be given that the U.S. government will provide financial support in the future to U.S. government agencies, authorities or instrumentalities that are not supported by the full faith and credit of the United States. Securities guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities (“U.S. government securities”) include: (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government or any of its agencies, authorities or instrumentalities; and (ii) participations in loans made to foreign governments or other entities that are so guaranteed. The secondary market for certain of these participations is limited and, therefore, may be regarded as illiquid.

U.S. government securities may include zero coupon securities zero coupon securities, which tend to be subject to greater market risk than interest-paying securities of similar maturities, that may be purchased when yields are attractive and/or to enhance portfolio liquidity. Zero coupon U.S. government securities are debt obligations that are issued or purchased at a significant discount from face value. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity or the particular interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon U.S. government securities do not require the periodic payment of interest. These investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of cash. These investments may experience greater volatility in market value than U.S. government securities that make regular payments of interest. A Portfolio accrues income on these investments for tax and accounting purposes that is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Portfolio’s distribution obligations, in which case the Portfolio will forgo the purchase of additional income producing assets with these funds. Zero coupon U.S. government securities include Separately Traded Registered Interest and Principal Securities (“STRIPS”) and Coupons Under Book-Entry Safekeeping (“CUBES”), which are issued by the U.S. Treasury as component parts of U.S. Treasury bonds and represent scheduled interest and principal payments on the bonds.

Exchange Rate-Related U.S. Government Securities. Each Portfolio, except Money Market Investments, may invest up to 5% of its assets in U.S. government securities for which the principal repayment at maturity, while paid in U.S. dollars, is determined by reference to the exchange rate between the U.S. dollar and the currency of one or more foreign countries (“Exchange Rate-Related Securities”). The interest payable on these securities is denominated in U.S. dollars, is not subject to foreign currency risk and, in most cases, is paid at rates higher than most other U.S. government securities in recognition of the foreign currency risk component of Exchange Rate-Related Securities.

Exchange Rate-Related Securities are issued in a variety of forms, depending on the structure of the principal repayment formula. The principal repayment formula may be structured so that the security holder will benefit if a particular foreign currency to which the security is linked is stable or appreciates against the U.S. dollar. In the alternative, the principal repayment formula may be structured so that the security holder benefits if the U.S. dollar is stable or appreciates against the linked foreign currency. Finally, the principal repayment formula can be a function of more than one currency and, therefore, be designed as a combination of those forms.

Investments in Exchange Rate-Related Securities entail special risks. There is the possibility of significant changes in rates of exchange between the U.S. dollar and any foreign currency to which an Exchange Rate-Related Security is linked. If currency exchange rates do not move in the direction or to the extent anticipated by the Subadviser at the time of purchase of the security, the amount of principal repaid at maturity might be significantly below the par value of the security, which might not be offset by the interest earned by the Portfolio over the term of the security. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. These forces are affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors. The imposition or modification of foreign exchange controls by the U.S. or foreign governments or intervention by central banks could also affect exchange rates. Finally, there is no assurance that sufficient trading interest to create a liquid secondary market will exist for a particular Exchange Rate-Related Security because of conditions in the debt and foreign currency markets. Illiquidity in the forward foreign exchange market and the high volatility of the foreign exchange market may from time to time combine to make it difficult to sell an Exchange Rate-Related Security prior to maturity without incurring a significant price loss.

Custodial Receipts. Each Portfolio, other than Money Market Investments, may acquire custodial receipts or certificates, such as Certificates of Accrual on Treasury Securities (“CATS”), Treasury Investment Growth Receipts (“TIGRs”) and Financial Corporation Certificates (“FICO”) Strips, underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments or both on certain notes or bonds issued by the U.S. government, its agencies, authorities or instrumentalities. The underwriters of these certificates or receipts purchase a U.S. government security and deposit the security in an irrevocable trust or custodial account with a custodian bank, which then issues receipts or certificates that evidence ownership of the periodic unmatured coupon payments and the final principal payments on the U.S. government security. Custodial receipts evidencing specific coupon or principal payments have the same general attributes as zero coupon U.S. government securities, described above. Although typically under the terms of a custodial receipt a Portfolio is authorized to assert its rights directly against the issuer of the underlying obligation, the Portfolio may be required to assert through the custodian bank such rights as may exist against the underlying issuer. Thus, in the event the underlying issuer fails to pay principal and/or interest when due, a Portfolio may be subject to delays, expenses and risks that are greater than those that would have been involved if the Portfolio had purchased a direct obligation of the issuer. In addition, if the trust or custodial account in which the underlying security has been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying security would be reduced in respect of any taxes paid.

Money Market Instruments. Money market instruments include: U.S. government securities certificates of deposit, time deposits and bankers’ acceptances issued by domestic banks (including their branches located outside the United States and subsidiaries located in Canada), domestic branches of foreign banks, savings and loan associations and similar institutions; high grade commercial paper; and repurchase agreements with respect to the foregoing types of instruments. Certificates of deposit (“CDs”) are short-term, negotiable obligations of commercial banks. Time deposits (“TDs”) are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers’ acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

Commercial Paper. Commercial paper consists of short-term, promissory notes issued by banks, corporations and other entities to finance short-term credit needs. These securities generally are discounted but sometimes may be interest bearing. Commercial paper, which also may be unsecured, is subject to credit risk.

When-Issued and Delayed Delivery Securities. Each Portfolio may purchase securities, including U.S. government securities, on a when-issued basis or may purchase or sell securities for delayed delivery. In such transactions, delivery of the securities occurs beyond the normal settlement period, but no payment or delivery is made by a Portfolio prior to the actual delivery or payment by the other party to the transaction. The purchase of securities on a when-issued or delayed delivery basis involves the risk that the value of the securities purchased will decline prior to the settlement date. The sale of securities for delayed delivery involves the risk that the prices available in the market on the delivery date may be greater than those obtained in the sale transaction. When-issued and delayed delivery transactions will be fully collateralized by segregated liquid assets.

Repurchase Agreements. Each Portfolio may enter into repurchase agreements. Under the terms of a typical repurchase agreement, a Portfolio would acquire an underlying debt obligation for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed upon price and time, thereby determining the yield during the Portfolio’s holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Portfolio’s holding period. A Portfolio may enter into repurchase agreements with respect to U.S. government securities with member banks of the Federal Reserve System and certain non-bank dealers. Under each repurchase agreement, the selling institution is required to maintain the value of the securities subject to the repurchase agreement at not less than their repurchase price. A Portfolio’s Subadviser, acting under the supervision of the Board of Trustees, reviews on an ongoing basis the value of the collateral and the creditworthiness of those non-bank dealers with whom the Portfolio enters into repurchase agreements. A Portfolio will not invest in a repurchase agreement maturing in more than seven days if the investment, together with illiquid securities held by that Portfolio, exceeds 10% of the Portfolio’s total net assets (or 15% of the assets of Core Fixed Income Investments and International Fixed Income Investments). In entering into a repurchase agreement, a Portfolio bears a risk of loss in the event the other party to the transaction defaults on its obligations and the Portfolio is delayed or prevented from exercising its rights to dispose of the underlying securities, including the risk of a possible decline in the value of the underlying securities during the period in which the Portfolio seeks to assert its rights to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or a part of the income from the agreement.

Reverse Repurchase Agreements. Emerging Markets Equity Investments, Core Fixed Income Investments and International Fixed Income Investments may each enter into reverse repurchase agreements with the financial institutions with which it may enter into repurchase agreements. Under a reverse repurchase agreement, a Portfolio sells securities to a financial institution and agrees to repurchase them at a mutually agreed upon date, price and rate of interest. During the period between the sale and repurchase, the Portfolio would not be entitled to principal and interest paid on the securities sold by the Portfolio. The Portfolio, however, would seek to achieve gains derived from the difference between the current sale price and the forward price for the future purchase as well as the interest earned on the proceeds on the initial sale. Reverse repurchase agreements will be viewed as borrowings by a Portfolio for the purpose of calculating the Portfolio’s indebtedness and will have the effect of leveraging the Portfolio’s assets.

Borrowing. Each Portfolio may borrow to the extent permitted under its fundamental investment restrictions. Leverage increases investment risk as well as investment opportunity. If the income and investment gains on securities purchased with borrowed money exceed the interest paid on the borrowing, the net asset value of a Portfolio’s shares will rise faster than would otherwise be the case. On the other hand, if the income and investment gains fail to cover the cost, including interest, of the borrowings, or if there are losses, the net asset value of a Portfolio’s shares will decrease faster than otherwise would be the case. Each Portfolio may borrow money to the extent permitted under the Investment Company Act of 1940, as amended (the “1940 Act”). This means that, in general, a Portfolio may borrow money from banks for any purpose on a secured basis in an amount up to 1/3 of the Portfolio’s total assets. A Portfolio may also borrow money for temporary administrative purposes on an unsecured basis in an amount not to exceed 5% of the Portfolio’s total assets.

Lending Portfolio Securities. Consistent with applicable regulatory requirements, each Portfolio, other than Municipal Bond Investments, may lend portfolio securities to brokers, dealers and other financial organizations. A Portfolio will not lend securities to CGM unless the Portfolio has applied for and received specific authority to do so from the SEC. A Portfolio’s loan of securities will be collateralized by cash, letters of credit or U.S. government securities. A Portfolio will maintain the collateral in an amount at least equal to the current market value of the loaned securities. From time to time, a Portfolio may pay a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party that is unaffiliated with the Portfolio and is acting as a “finder.” A Portfolio will comply with the following conditions whenever it loans securities: (i) the Portfolio must receive at least 100% cash collateral or equivalent securities from the borrower; (ii) the borrower must increase the collateral whenever the market value of the securities loaned rises above the level of the collateral; (iii) the Portfolio must be able to terminate the loan at any time; (iv) the Portfolio must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Portfolio may pay only reasonable custodian fees in connection with the loan; and (vi) voting rights on the loaned securities may pass to the borrower except that, if a material event adversely affecting the investment in the loaned securities occurs, the Trust’s Board of Trustees must terminate the loan and regain the right to vote the securities. Generally, the borrower of any portfolio securities will be required to make payments to the lending Portfolio in lieu of any dividends the Portfolio would have otherwise received had it not loaned the securities to the borrower. Any such payments, however, will not be treated as “qualified dividend income” for purposes of determining what portion of the Portfolio’s regular dividends (as defined below) received by individuals may be taxed at the rates generally applicable to long-term capital gains (see “Taxes” below).

Illiquid Securities. Each Portfolio will not invest more than 10% of its net assets (except that Core Fixed Income Investments and International Fixed Income Investments will not invest more than 15% of their net assets) in illiquid and other securities that are not readily marketable. The term “illiquid securities” for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the price at which a Portfolio has valued the security. Repurchase agreements maturing in more than seven days will be included for purposes of the foregoing limit. Securities subject to restrictions on resale under the Securities Act of 1933, as amended (“1933 Act”), are considered illiquid unless they are eligible for resale pursuant to Rule 144A or another exemption from the registration requirements of the 1933 Act and are determined to be liquid by the Subadviser. The Subadvisers determine the liquidity of Rule 144A and other restricted securities according to procedures adopted by the Board of Trustees. The Board of Trustees monitors the Subadvisers’ application of these guidelines and procedures. The inability of a Portfolio to dispose of illiquid investments readily or at reasonable prices could impair the Portfolio’s ability to raise cash for redemptions or other purposes.

Temporary Investments. For temporary defensive purposes, during periods when a Subadviser of a Portfolio, in consultation with the Manager, believes that pursuing a Portfolio’s basic investment strategy may be inconsistent with the best interests of its shareholders, that Portfolio may invest its assets in the following money market instruments: U.S. government securities (including those purchased in the form of custodial receipts), repurchase agreements, CD and bankers’ acceptances issued by U.S. banks or savings and loan associations having assets of at least $500 million as of the end of their most recent fiscal year and high quality commercial paper. A Portfolio also may hold a portion of its assets in money market instruments or cash in amounts designed to pay expenses, to meet anticipated redemptions or pending investment in accordance with its objectives and policies. Any temporary investments may be purchased on a when-issued basis. A Portfolio’s investment in any other short-term debt instruments would be subject to the Portfolio’s investment objectives and policies, and to approval by the Trust’s Board of Trustees. For further discussion regarding money market instruments, see the section entitled, “Money Market Instruments” above.

For the same purposes, Emerging Markets Equity Investments, International Fixed Income Investments and International Equity Investments may invest in obligations issued or guaranteed by foreign governments or by any of their political subdivisions, authorities, agencies or instrumentalities that are rated at least “AA” by an NRSRO, or if unrated, are determined by the Subadviser to be of equivalent quality. Emerging Markets Equity Investments may also invest in obligations of foreign banks, but will limit its investments in such obligations to U.S. dollar-denominated obligations of foreign banks which at the time of investment (i) have assets with a value of more than $10 billion; (ii) are among the 75 largest foreign banks in the world, based on the amount of assets; (iii) have branches in the United States; and (iv) are of comparable quality to obligations issued by United States banks in which the Portfolio may invest in the opinion of the Portfolio’s Subadviser.

INVESTMENT RESTRICTIONS

The investment restrictions numbered 1 through 8 below have been adopted by the Trust as fundamental policies of the Portfolios. Each Portfolio’s investment objective, stated in the Prospectus, also is fundamental. Under the 1940 Act, a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of a Portfolio, which is defined in the 1940 Act as the lesser of (i) 67% or more of the shares present at a Portfolio meeting, if the holders of more than 50% of the outstanding shares of the Portfolio are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Portfolio. Investment restrictions 9 through 24 may be changed by a vote of a majority of the Board of Trustees at any time upon at least 60 days’ prior notice to shareholders, except that Municipal Bond Investment’s 80% investment policy is fundamental and may be changed only by a vote of its shareholders.

Under the investment restrictions adopted by the Portfolios:

1. A Portfolio, other than International Fixed Income Investments, will not deviate from the definition of a “diversified company” as defined in the 1940 Act and rules thereunder.

2. A Portfolio, except Municipal Bond Investments, will not invest more than 25% of its total assets in securities, the issuers of which conduct their principal business activities in the same industry. For purposes of this limitation, U.S. government securities and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

3. A Portfolio will not issue “senior securities” as defined in the 1940 Act, and the rules, regulations and orders thereunder, except as permitted under the 1940 Act and the rules, regulations and orders thereunder.

4. A Portfolio will not borrow money, except that (a) a Portfolio may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, in an amount not exceeding 33 1/3% of the value of the Portfolio’s total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) and (b) a Portfolio may, to the extent consistent with its investment policies, enter into reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques.

5. A Portfolio will not make loans. This restriction does not apply to: (a) the purchase of debt obligations in which a Portfolio may invest consistent with its investment objectives and policies (including participation interests in such obligations); (b) repurchase agreements; and (c) loans of its portfolio securities.

6. A Portfolio will not purchase or sell real estate, real estate mortgages, commodities or commodity contracts, but this restriction shall not prevent a Portfolio from (a) investing in and selling securities of issuers engaged in the real estate business and securities which are secured by real estate or interests therein; (b) holding or selling real estate received in connection with securities it holds; (c) trading in futures contracts and options on futures contracts or (d) investing in or purchasing real estate investment trust securities.

7. A Portfolio will not engage in the business of underwriting securities issued by other persons, except to the extent that a Portfolio may technically be deemed to be an underwriter under the 1933 Act in disposing of portfolio securities.

8. A Portfolio will not purchase any securities on margin (except for such short-term credits as are necessary for the clearance of purchases and sales of portfolio securities). For purposes of this restriction, the deposit or payment by a Portfolio of underlying securities and other assets in escrow and collateral agreements with respect to initial or maintenance margin in connection with futures contracts and related options and options on securities, indexes or similar items is not considered to be the purchase of a security on margin.

9. A Portfolio will not invest in oil, gas or other mineral leases or exploration or development programs.

10. A Portfolio (except Core Fixed Income Investments and International Fixed Income Investments) will not make short sales of securities, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold and provided that transactions in futures contracts and options are not deemed to constitute selling securities short. Large Capitalization Growth Investments, Large Capitalization Value Equity Investments, Small Capitalization Growth Investments, Small Capitalization Value Equity Investments, International Equity Investments, and Emerging Markets Equity Investments may engage in short sales on shares issued by Exchange Traded Funds.

11. A Portfolio will not make investments for the purpose of exercising control or management.

12. A Portfolio will not purchase any security of a registered investment company if, as a result (unless the security is acquired pursuant to a plan of reorganization or an offer of exchange), the Portfolio would own more than 3% of any registered investment company’s outstanding voting stock; more than 5% of the value of the Portfolio’s total assets would be invested in securities of any one registered investment company; or more than 10% of the Portfolio’s total assets would be invested in registered investment companies in general.

13. A Portfolio will not purchase or otherwise acquire any security if, as a result, more than 10% of its net assets (or 15% of the total net assets of Core Fixed Income Investments and International Fixed Income Investments) would be invested in securities that are illiquid.

14. Large Capitalization Growth Investments will invest, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in the equity securities of large capitalization companies or in other investments with similar economic characteristics. The Portfolio defines large capitalization companies as companies with market capitalizations similar to companies in the Russell 1000® Index. Securities of companies whose market capitalizations no longer meet this definition after purchase by the Portfolio still will be considered securities of large capitalization companies for purposes of the Portfolio’s 80% investment policy. The size of companies in the index changes with market conditions and the composition of the index.

15. Large Capitalization Value Equity Investments will invest, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in the equity securities of large capitalization companies or in other investments with similar economic characteristics. The Portfolio defines large capitalization companies as companies with market capitalizations similar to companies in the Russell 1000 Index. Securities of companies whose market capitalizations no longer meet this definition after purchase by the Portfolio still will be considered securities of large capitalization companies for purposes of the Portfolio’s 80% investment policy. The size of companies in the index changes with market conditions and the composition of the index.

16. Small Capitalization Growth Investments will invest, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in the equity securities of small capitalization companies or in other investments with similar economic characteristics. The Portfolio defines small capitalization companies as companies with market capitalizations not exceeding (i) $3 billion or (ii) the highest month-end market capitalization value of any stock in the Russell 2000® Index for the previous 12 months, whichever is greater. Securities of companies whose market capitalizations no longer meet this definition after purchase by the Portfolio still will be considered to be securities of small capitalization companies for purposes of the Portfolio’s 80% investment policy. The size of the companies in the index changes with market conditions and the composition of the index.

17. Small Capitalization Value Equity Investments will invest, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in the equity securities of small capitalization companies or in other investments with similar economic characteristics. The Portfolio defines small capitalization companies as companies with market capitalizations not exceeding (i) $3 billion or (ii) the highest month-end market capitalization value of any stock in the Russell 2000 Index for the previous 12 months, whichever is greater. Securities of companies whose market capitalizations no longer meet this definition after purchase by the Portfolio still will be considered to be securities of small capitalization companies for purposes of the Portfolio’s 80% investment policy. The size of the companies in the index changes with market conditions and the composition of the index.

18. International Equity Investments will invest, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in the equity securities of companies located outside the U.S.

19. Emerging Markets Equity Investments will invest, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of issuers located in countries with emerging markets, defined as a country having per capita income in the low to middle ranges, as determined by the International Bank for Reconstruction and Development (the World Bank).

20. Core Fixed Income Investments will invest, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in fixed income securities.

21. High Yield Investments will invest, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in fixed income securities of corporate issuers located in the United States rated below investment grade by two or more nationally recognized statistical rating organizations, or, if unrated, of equivalent quality as determined by the subadvisers.

22. International Fixed Income Investments will invest, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in non-U.S. dollar-denominated fixed income securities.

23. Municipal Bond Investments will invest, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in tax exempt general obligation, revenue and private activity bonds and notes, which are issued by or on behalf of states, territories or possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities (including Puerto Rico, the Virgin Islands and Guam).

24. Money Markets Investments invests exclusively in high-quality, short-term U.S. dollar denominated money market investments issued by U.S. and foreign issuers; provided that all such investments meet the requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended (the “1940 Act”), at the time of acquisition.

The percentage limitations contained in the restrictions listed above (other than with respect to Number 4 above) apply at the time of purchase of securities.

Department of Labor (“DOL”) Exemption. Sales of Portfolio shares under the TRAK® Personalized Investment Advisory Services (“Program”) to clients that are employee benefit plans, IRAs or Keogh Plans (collectively, “Plans”) are subject to regulation by the Department of Labor (“DOL”) and the provisions of the Employee Retirement Income Security Act of 1974, as amended and/or the prohibited transaction provisions of Section 4975 of the IRC, as amended. CGM, through its predecessors, received a prohibited transaction exemption from the DOL covering certain transactions in shares of the Portfolios in connection with a Plan’s participation in the Program, and Consulting Group’s services under the Program.

The current exemption provides, among other things, that any subadviser that acts for the Trust to exercise investment discretion over a Portfolio will be independent of Citigroup and its affiliates. On October 24, 2005, CGM submitted to the DOL a request to modify the exemption. Specifically, CGM requested that the term “affiliate,” as set forth in the current exemption, be temporarily amended and clarified as it relates to the transaction between Citigroup and Legg Mason, Inc. (“Legg Mason”) so that Citigroup’s interest in Legg Mason would not cause Legg Mason to be treated as an affiliate.

Although Citigroup at no time controlled a greater than 5% voting interest in Legg Mason, a subsidiary of Citigroup temporarily held an aggregate economic ownership interest in Legg Mason (i.e., including common and Non-Voting Preferred Stock) of approximately 14%. As a result, without the requested modification, Legg Mason (and through Legg Mason, possibly Brandywine Global Investment Management LLC (“Brandywine”) and Western Asset Management Company (“WAMCo”), which serve as Subadvisers for certain Portfolios) may have temporarily been considered an “affiliate” of CGM for purposes of the current prohibited transaction exemption during such period.

CGM has requested a modification to the definition of affiliate in the current exemption, so that during the period within which Citigroup held a 10% or greater economic ownership interest in Legg Mason, Brandywine and WAMCo will continue to be considered “independent” of CGM and its affiliates for purposes of the general conditions of the current exemption. As of September 30, 2007, Citigroup had an ownership interest in Legg Mason of less than 7%, including a less than 1% voting interest.

PORTFOLIO TRANSACTIONS

Decisions to buy and sell securities for a Portfolio are made by the Subadviser(s), subject to the overall review of the Manager and the Board of Trustees. Although investment decisions for the Portfolios are made independently from those of the other accounts managed by a Subadviser, investments of the type that the Portfolios may make also may be made by those other accounts. When a Portfolio and one or more other accounts managed by a Subadviser are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by the Subadviser to be equitable to each. In some cases, this procedure may adversely affect the price paid or received by a Portfolio or the size of the position obtained or disposed of by a Portfolio.

The Board of Trustees has approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby the Portfolios may purchase securities that are offered in underwritings in which a Citigroup affiliate participates. These procedures prohibit the Portfolios from directly or indirectly benefiting a Citigroup affiliate in connection with such underwritings. In addition, for underwritings where a Citigroup affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the Portfolios could purchase in the underwritings.

Transactions on U.S. stock exchanges and some foreign stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. On most foreign exchanges, commissions are generally fixed. No stated commission is generally applicable to securities traded in U.S. over-the-counter markets, but the underwriters include an underwriting commission or concession and the prices at which securities are purchased from and sold to dealers include a dealer’s mark-up or mark-down. U.S. government securities generally are purchased from underwriters or dealers, although certain newly issued U.S. government securities may be purchased directly from the U.S. Treasury or from the issuing agency or instrumentality.

In selecting brokers or dealers to execute securities transactions on behalf of a Portfolio, its Subadviser seeks the best overall terms available. In assessing the best overall terms available for any transaction, the Subadviser will consider the factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In addition, each Advisory Agreement (as defined below) between the Trust and the Subadviser authorizes the Subadviser, in selecting brokers or dealers to execute a particular transaction, and in evaluating the best overall terms available, to consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”)) provided to the Portfolio and/or other accounts over which the Subadviser or its affiliates exercise investment discretion. In doing so, a Portfolio may pay higher commission rates than the lowest available when the Subadviser believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction, as discussed below. It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research services from broker-dealers which execute portfolio transactions for the clients of such advisers. Consistent with this practice, a Subadviser receives research services from many broker-dealers with which the Subadviser places portfolio trades. The Subadviser may also receive research or research credits from brokers which are generated from underwriting commissions when purchasing new issues of fixed income securities or other assets for a Portfolio. These services, which in some cases may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services are of value to a Subadviser in advising various of its clients (including a Portfolio), although not all of these services are necessarily useful and of value in managing the Portfolio. The fees under the Management Agreement and the Advisory Agreements, respectively, are not reduced by reason of a Portfolio’s Subadviser receiving brokerage and research services. As noted above, a Subadviser may purchase new issues of securities for a Portfolio in underwritten fixed price offerings. In these situations, the underwriter or selling group member may provide the Subadviser with research in addition to selling the securities (at the fixed public offering price) to the Portfolio or other advisory clients. Because the offerings are conducted at a fixed price, the ability to obtain research from a broker-dealer in this situation provides knowledge that may benefit the Portfolio, other Subadviser clients, and the Subadviser without incurring additional costs. These arrangements may not fall within the safe harbor of Section 28(e) because the broker-dealer is considered to be acting in a principal capacity in underwritten transactions. However, the Financial Industry Regulatory Authority (“FINRA”) has adopted rules expressly permitting broker-dealers to provide bona fide research to advisers in connection with fixed price offerings under certain circumstances. As a general matter in these situations, the underwriter or selling group member will provide research credits at a rate that is higher than that which is available for secondary market transactions.

The Board of Trustees will periodically review the commissions paid by a Portfolio to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits inuring to the Portfolio. Over-the-counter purchases and sales by a Portfolio are transacted directly with principal market makers except in those cases in which better prices and executions may be obtained elsewhere.

To the extent consistent with applicable provisions of the 1940 Act and the rules and exemptions adopted by the SEC under the 1940 Act, the Board of Trustees has determined that transactions for a Portfolio may be executed through CGM and other affiliated broker-dealers if, in the judgment of its Subadviser, the use of an affiliated broker-dealer is likely to result in price and execution at least as favorable as those of other qualified broker-dealers, and if, in the transaction, the affiliated broker-dealer charges the Portfolio a fair and reasonable rate.

The Portfolios will not purchase any security, including U.S. government securities, during the existence of any underwriting or selling group relating thereto of which CGM is a member, except to the extent permitted by the SEC.

The Portfolios may use CGM and other affiliated broker-dealers as a commodities broker in connection with entering into futures contracts and options on futures contracts if, in the judgment of the Subadviser, the use of an affiliated broker-dealer is likely to result in price and execution at least as favorable as those of other qualified broker-dealers, and if, in the transaction, the affiliated broker-dealer charges the Portfolio a fair and reasonable rate. CGM has agreed to charge the Portfolios commodity commissions at rates comparable to those charged by CGM to its most favored clients for comparable trades in comparable accounts.

BROKERAGE COMMISSIONS PAID

The following table sets forth certain information regarding each Portfolio’s payment of brokerage commissions for the fiscal year ended August 31, 2007:

Portfolio	Total Brokerage Commissions Paid*	Commissions paid to CGM	% of Total Brokerage Commissions Paid to CGM	% of Total Dollar Amount of Transactions Involving Commissions Paid to CGM
Large Capitalization Value Equity Investments	$969,239	$6,565	0.68%	1.33%
Large Capitalization Growth Investments	$3,265,419	$103,845	3.18%	5.82%
Small Capitalization Value Equity Investments	$405,197	N/A	N/A	N/A
Small Capitalization Growth Investments	$1,060,792	N/A	N/A	N/A
International Equity Investments	$1,676,572	$22,511	1.34%	0.93%
Emerging Markets Equity Investments	$1,175,617	146	0.01%	0.01%
High Yield Investments	$3,539	60	1.70%	0.06%

*	Total includes commissions directed for research and statistical services as follows: Large Capitalization Value Equity Investments—$234,056 ($517,704,881 total dollar amount of directed brokerage transactions); Large Capitalization Growth Investments—$856,367 ($728,012,364 total dollar amount of directed brokerage transactions); Small Capitalization Value Equity Investments—$130,043 ($79,991,728 total dollar amount of directed brokerage transactions); Small Capitalization Growth Investments—$162,322 ($33,711,431 total dollar amount of directed brokerage transactions); and Emerging Markets Equity Investments—$187,002 ($823,967 total dollar amount of directed brokerage transactions).

Money Market Investments, Core Fixed Income Investments, Municipal Bond Investments, and International Fixed Income Investments did not pay brokerage commissions during the fiscal year ended August 31, 2007.

The difference in brokerage commissions from 2006 to 2007 for Large Capitalization Value Investments resulted from the termination of Chartwell Investment Partners and lower portfolio turnover. The difference in brokerage commissions from 2006 to 2007 for International Equity Investments was due to lower portfolio turnover and the Portfolio’s under weighing securities with lower trading costs, such as small cap stocks.

The increased directed brokerage commissions from 2006 to 2007 for Large Capitalization Growth Investments resulted from the addition of Well Capital Management, LLC. and Delaware Management Company as subadvisers, of which both employ soft dollars to greater extent than the two replaced subadvisers, Sands Capital Management, LP and TCW Investment Management Company.

The following table sets forth certain information regarding each Portfolio’s payment of brokerage commissions for the fiscal year ended August 31, 2006:

Portfolio	Total Brokerage Commissions Paid*	Commissions Paid to CGM	% of Total Brokerage Commissions Paid to CGM	% of Total Dollar Amount of Transactions Involving Commissions Paid to CGM
Large Capitalization Value Equity Investments	$1,411,734	$9,597	0.68%	0.58%
Large Capitalization Growth Investments	3,129,240	37,545	1.76	1.38
Small Capitalization Value Equity Investments	425,938	2,016	0.47	0.21
Small Capitalization Growth Investments	1,016,805	24,163	2.`38	1.96
International Equity Investments	2,017,449	31,172	1.55	1.33
Emerging Markets Equity Investments	1,050,616	786	0.07	0.09

*	Total includes commissions directed for research and statistical services as follows: Large Capitalization Value Equity Investments—$133,065; Large Capitalization Growth Investments—$488,373; Small Capitalization Value Equity Investments—$72,669; Small Capitalization Growth Investments—$174,365 International Equity Investments—$148,938 and Emerging Markets Equity Investments—$231,332.

The following table sets forth certain information regarding each Portfolio’s payment of brokerage commissions for the fiscal year ended August 31, 2005:

Portfolio	Total Brokerage Commissions Paid*	Commissions Paid to CGM	% of Total Brokerage Commissions Paid to CGM	% of Total Dollar Amount of Transactions Involving Commissions Paid to CGM
Large Capitalization Value Equity Investments	$2,221,228	$620	0.03%	0.13%
Large Capitalization Growth Investments	2,336,938	68	0.00	0.00
Small Capitalization Value Equity Investments	1,144,996	12,583	1.10	0.51
Small Capitalization Growth Investments	1,101,103	1,527	0.14	0.06
International Equity Investments	1,788,119	45,349	2.54	3.01
Emerging Markets Equity Investments	973,472	1,312	0.13	0.51

*	Total includes commissions directed for research and statistical services as follows: Large Capitalization Value Equity Investments—$208,965; Large Capitalization Growth Investments—$229,744; Small Capitalization Value Equity Investments—$66,352; Small Capitalization Growth Investments—$124,245; International Equity Investments—$119,865 and Emerging Markets Equity Investments—$143,160.

Money Market Investments, Core Fixed Income Investments, Municipal Bond Investments, International Fixed Income Investments and High Yield Investments did not pay brokerage commissions to CGM or its affiliates during the fiscal years ended August 31, 2006 and August 31, 2005, respectively.

The following table sets forth each Portfolio’s holdings of securities issued by its regular brokers or dealers:

Fund Name	D=Debt E=Equity	Value of Securities Held as of Fiscal Year Ended August 31, 2007
Large Capitalization Growth Investments
JP Morgan Securities Inc.	E	$18,894,000
Large Capitalization Value Investments
Banc of America Securities LLC	E	$86,866,000
Morgan Stanley & Co. Incorporated	E	$5,339,000
Goldman, Sachs & Co.	E	$1,478,000
JP Morgan Securities Inc.	E	$27,384,000
Deutsche Bank Securities LLC	E	$3,534,000
Small Capitalization Growth Investments
Banc of America Securities LLC	E	$3,183,000
Small Capitalization Value Investments		None
International Equity Investments
Banc of America Securities LLC	E	$591,000
JP Morgan Securities Inc.	E	$241,000
UBS Securities LLC	E	$12,184,000
Emerging Markets Equity Investments
Banc of America Securities LLC	E	$1,192,000
JP Morgan Securities Inc.	E	$203,000
UBS Securities LLC	E	$415,000
Core Fixed Income Investments
Banc of America Securities LLC	D	$56,030,000
Morgan Stanley & Co. Incorporated	D	$10,778,000
Goldman, Sachs & Co.	D	$3,646,000
Credit Suisse Securities (USA) LLC	D	$14,444,000
Lehman Brothers Inc.	D	$4,962,000
JP Morgan Securities Inc.	D	$8,377,000
Deutsche Bank Securities LLC	D	$33,000
UBS Securities LLC	D	$2,999,000
High Yield Investments
Banc of America Securities LLC	D	$4,967,000
International Fixed Income Investments
Banc of America Securities LLC	D	$14,204,000
Morgan Stanley & Co. Incorporated	D	$894,000
Goldman, Sachs & Co.	D	$194,000
Credit Suisse Securities (USA) LLC	D	$1,457,000
Lehman Brothers Inc.	D	$625,000
JP Morgan Securities Inc.	D	$2,328,000
UBS Securities LLC	D	$5,687,000
Municipal Bond Investments		None
Money Market Investments
Banc of America Securities LLC	D	$1,249,000
Goldman, Sachs & Co.	D	$2,478,000
UBS Securities LLC	D	$1,238,000

PORTFOLIO TURNOVER

Money Market Investments may attempt to increase yields by trading to take advantage of short-term market variations, which results in high portfolio turnover. Because purchases and sales of money market instruments are usually effected as principal transactions, this policy does not result in high brokerage commissions to the Portfolio. The Portfolios may engage in active short-term trading to benefit from yield disparities among different issues of securities, to seek short-term profits during periods of fluctuating interest rates or for other reasons. The Portfolios will not consider portfolio turnover rate a limiting factor in making investment decisions.

A Portfolio’s turnover rate is calculated by dividing the lesser of purchases or sales of its portfolio securities for the year by the monthly average value of the portfolio securities. Securities or options with remaining maturities of one year or less on the date of acquisition are excluded from the calculation. Since the Portfolios are authorized to engage in transactions in options, they may experience increased portfolio turnover under certain market conditions as a result of their investment strategies. For instance, the exercise of a substantial number of options written by a Portfolio (because of appreciation of the underlying security in the case of call options or depreciation of the underlying security in the case of put options) could result in a turnover rate in excess of 100%. A portfolio turnover rate of 100% would occur if all of a Portfolio’s securities that are included in the computation of turnover were replaced once during a period of one year.

Certain practices that may be employed by a Portfolio could result in high portfolio turnover. For example, portfolio securities may be sold in anticipation of a rise in interest rates (market decline) or purchased in anticipation of a decline in interest rates (market rise) and later sold. In addition, a security may be sold and another of comparable quality purchased at approximately the same time to take advantage of what a Subadviser believes to be a temporary disparity in the normal yield relationship between the two securities. These yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, such as changes in the overall demand for, or supply of, various types of securities. Portfolio turnover rates may vary greatly from year to year as well as within a particular year and may be affected by cash requirements for redemptions of a Portfolio’s shares as well as by requirements that enable a Portfolio to receive favorable tax treatment.

The Portfolios’ turnover rates for the last two fiscal years were as follows:

Portfolio	Fiscal Year Ended August 31, 2007	Fiscal Year Ended August 31, 2006
Large Capitalization Growth Investments	112%	63%
Large Capitalization Value Equity Investments	46	58
Small Capitalization Growth Investments	69	59
Small Capitalization Value Equity Investments	40	31
International Equity Investments	44	50
Emerging Markets Equity Investments	66	70
Core Fixed Income Investments*	325	376
High Yield Investments	119	108
International Fixed Income Investments	433	416
Municipal Bond Investments	14	26

*	Core Fixed Income Investments excludes mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate for the fiscal years ended August 31, 2007 and August 31, 2006, respectively, would have been 400% and 443%, respectively.

Large Capitalization Growth Investments’ portfolio turnover rate increased from 2006 to 2007 as a result of the replacement of two subadvisers to the Portfolio, Sands Capital Management, LP and TCW Investment Management Company with Delaware Management Company and Wells Capital Management, Inc.

INVESTMENT MANAGEMENT AND OTHER SERVICES

Manager; Subadvisers. The Consulting Group, a division of CIAS, serves as investment manager to the Trust pursuant to an investment management agreement (“Management Agreement”) between the Trust and CIAS. Each Subadviser serves as investment adviser to a Portfolio pursuant to separate written agreements with the manager on behalf of the Portfolios (“Subadvisory Agreements”).

Each Portfolio bears its own expenses, which generally include all costs not specifically borne by the Manager, the distributor, the Subadvisers, the Administrator, the transfer agent or other service providers. Included among the Portfolios’ expenses are costs incurred in connection with a Portfolio’s organization; investment management and administration fees; fees for necessary professional and brokerage services; fees for any pricing services; the costs of regulatory compliance; and costs associated with maintaining the Trust’s legal existence and shareholder relations. As Administrator, BBH provides various administrative services, including assisting with the supervision of the Trust’s operations, accounting and bookkeeping, calculating each Portfolio’s daily NAV, preparing reports to the Portfolios’ shareholders, preparing and filing reports with the SEC and state securities authorities, preparing and filing tax returns and preparing materials for meetings of the Board of Trustees and its committees.

Under the Management Agreement, each Portfolio pays CIAS a fee, calculated daily and paid monthly, based on the rates applied to the value of each Portfolio’s average daily net assets. CIAS pays each Subadviser, based on the rates applied to each respective Portfolio’s average daily net assets on a monthly basis. The maximum allowable annual management fee, the aggregate subadvisory fee paid by CIAS to each Subadviser and the fee retained by CIAS for the fiscal year ended August 31, 2007, are indicated below:

Portfolio	Subadviser Fee*	Citigroup Investment Advisory Services Inc. (“CIAS”) Fee	Maximum Allowable Annual Management Fee
Large Capitalization Growth Investments	0.35	0.25	0.60
Large Capitalization Value Equity Investments	0.30	0.29	0.60
Small Capitalization Growth Investments	0.50	0.30	0.80
Small Capitalization Value Equity Investments	0.50	0.30	0.80
International Equity Investments	0.40	0.23	0.70
Emerging Markets Equity Investments	0.50	0.30	0.90
Core Fixed Income Investments	0.20	0.20	0.40
High Yield Investments	0.30	0.25	0.70
International Fixed Income Investments	0.25	0.25	0.50
Municipal Bond Investments	0.20	0.20	0.40
Money Market Investments	0.14	0.00	0.15

*	Effective rate based on average net assets for August 2007

Administrator. Effective January 1, 2007, Brown Brothers Harriman & Co. (“BBH”) serves as the administrator (“Administrator”) to the Portfolios pursuant to a written agreement (“Administration Agreement”). For its administrative services, BBH receives an annual asset based fee of 0.0275% on assets up to the first $5 billion and 0.0200% on assets in excess of $5 billion and out-of-pocket expenses. The assets used to determine the administration fee are calculated based on the Trust’s aggregate assets. Smith Barney Fund Management (“SBFM”), previously an indirect wholly-owned subsidiary of Citigroup and now a subsidiary of Legg Mason, Inc., served as administrator to the Portfolios through December 31, 2006.

For the fiscal year ended August 31, 2007, the Portfolios’ investment management fees paid to CIAS and administration fees, paid in the aggregate to SBFM and BBH*, were approximately:

Portfolio	Management Fee	Administration Fee
Large Capitalization Growth Investments	$13,028,580	$1,286,951
Large Capitalization Value Equity Investments	10,447,532	1,052,340
Small Capitalization Growth Investments	3,120,285	248,482
Small Capitalization Value Equity Investments	2,880,302	243,552
International Equity Investments	10,612,763	1,130,105
Emerging Markets Equity Investments	3,589,569	620,225
Core Fixed Income Investments	3,249,458	566,683
High Yield Investments	675,933	82,814
International Fixed Income Investments	958,463	162,299
Municipal Bond Investments	270,292	49,551
Money Market Investments	199,982	90,959

*	Reported administration fees paid to BBH include fees for fund accounting and custody services.

For the fiscal year ended August 31, 2007, management, administration and custody fees, in the aggregate, were waived as follows*:

Portfolio	Fee Waivers
Large Capitalization Value Equity Investments	$277,652
Large Capitalization Growth Investments	—
Small Capitalization Value Equity Investments	—
Small Capitalization Growth Investments	6,450
International Equity Investments	1,097,634
Emerging Markets Equity Investments	443,828
Core Fixed Income Investments	31,169
High Yield Investments	142,745
Municipal Bond Investments	3,626
International Fixed Income Investments	5,235
Money Market Investments	15,048

*	During the fiscal year ended August 31, 2007, BBH did not waive any portion of its administration fee. Prior to January 1, 2007, State Street Bank and Trust Company served as the Custodian of the Trust.

For the fiscal years ended August 31, 2006 and August 31, 2005, respectively, the Portfolios’ investment management fee paid to CIAS and administration fees paid to SBFM were as follows:

	2006	2006	2005	2005
Portfolio	Management Fee	Administration Fee	Management Fee	Administration Fee
Large Capitalization Growth Investments	$9,507,711	$1,988,597	$8,129,483	$2,718,320
Large Capitalization Value Equity Investments	8,499,149	1,828,498	7,961,806	2,705,336
Small Capitalization Growth Investments	3,229,556	136,720	2,939,727	737,246
Small Capitalization Value Equity Investments	2,904,294	454,956	3,257,334	830,279
International Equity Investments	7,607,902	1,511,624	4,891,927	1,508,079
Emerging Markets Equity Investments	2,277,383	356,611	1,777,563	446,592
Core Fixed Income Investments	2,520,721	791,145	1,986,144	996,563
High Yield Investments	1,030,539	234,820	1,270,594	464,665
International Fixed Income Investments	844,350	211,088	847,370	338,948
Municipal Bond Investments	215,946	67,483	144,728	72,364
Money Market Investments	156,934	130,778	140,292	187,055

For the fiscal year ended August 31, 2006, management, administration and custody fees, in the aggregate, were waived as follows:

Portfolio	Fee Waivers
Large Capitalization Value Equity Investments	$164,364
Large Capitalization Growth Investments	169,691
Small Capitalization Value Equity Investments	135,476
Small Capitalization Growth Investments	136,720
International Equity Investments	147,202
Emerging Markets Equity Investments	89,723
Core Fixed Income Investments	78,799
High Yield Investments	82,670
Municipal Bond Investments	4,298
International Fixed Income Investments	48,973
Money Market Investments	48,562

For the fiscal year ended August 31, 2005, management, administration and custody fees, in the aggregate, were waived as follows: Money Market Investments—$327,347.

CIAS was incorporated on September 21, 2005, under the laws of Delaware. CIAS is a registered investment adviser and an indirect wholly owned subsidiary of Citigroup. The Consulting Group, a division of CIAS, has extensive experience in providing investment adviser selection services. The Consulting Group, through its predecessors, was established in 1973 with the primary objective of matching the investment needs of institutional and individual clients with appropriate and qualified money management organizations throughout the nation. In 1989, the Consulting Services Division was restructured and its research and investment advisory evaluation services functions were segregated and named the Consulting Group. The Consulting Group’s analysts, in the aggregate, have many years of experience performing asset manager searches for institutional and individual clients. These analysts rely on the manager’s comprehensive database of money management firms, through which the manager tracks the historic and ongoing performance of over 800 of the more than 16,000 registered investment advisers, and annually conducts over 300 onsite evaluation visits to advisers. As of September 30, 2007, the Consulting Group provided services with respect to over $294 billion in client assets representing approximately 1,024,857 separate accounts under a variety of programs designed for individual and institutional investors.

The Manager, CGM and each Subadviser pay the salaries of all officers and employees who are employed by them and the Trust, and the manager and CGM maintain office facilities for the Trust. The Manager and the Subadvisers bear all expenses in connection with the performance of their respective services under the Management Agreement, the Subadvisory Agreements, and the Administration Agreement, except as otherwise provided in the respective agreement.

Disclosure of Portfolio Holdings

The Trust has adopted policies and procedures with respect to the disclosure of each Portfolio’s securities and any ongoing arrangements to make available information about the Portfolio’s securities holdings. The policy requires that consideration always be given as to whether disclosure of information about a Portfolio’s securities holdings is in the best interests of the Portfolio’s shareholders, and that any conflicts of interest between the interests of the Portfolio’s shareholders and those of the Manager, the Administrator, CGM or their affiliates, be addressed in a manner that places the interests of Portfolio shareholders first. The policy provides that information regarding a Portfolio’s securities holdings may not be shared with non-employees of the Trust’s service providers, with investors or potential investors (whether individual or institutional), or with third parties unless it is done for legitimate Portfolio’s business purposes and in accordance with the policy.

The policy generally provides for the release of details of securities positions once they are considered “stale.” Data is considered stale 25 calendar days following quarter-end for funds other than money market funds, and 25 calendar days following month-end with respect to money market funds. The Manager believes that this passage of time prevents a third party from benefiting from an investment decision made by a portfolio that has not been fully reflected by the market.

Under the policy, each Portfolio’s complete list of holdings (including the size of each position) may be made available to investors, potential investors, third parties and non-employees with simultaneous public disclosure at least 25 days after calendar quarter end except in the case of money market funds’ holdings, which may be released with simultaneous public disclosure at least 25 days after month end. Typically, simultaneous public disclosure is achieved by the filing of Form N-Q or Form N-CSR in accordance with SEC rules, provided that such filings may not be made until 25 days following quarter-end and/or posting the information to a CGM or the Trust’s Internet site that is accessible by the public, or through public release by a third party vendor.

The policy permits the release of limited portfolio holdings information that is not yet considered stale in certain situations, including:

1. Each Portfolio’s top ten securities, current as of month-end, and the individual size of each such security position may be released at any time following month-end with simultaneous public disclosure.

2. Each Portfolio’s top ten securities positions (including the aggregate but not individual size of such positions) may be released at any time with simultaneous public disclosure.

3. A list of securities (that may include portfolio holdings together with other securities) followed by a portfolio manager (without position sizes or identification of particular funds, including the Portfolio) may be disclosed to sell-side brokers at any time for the purpose of obtaining research and/or market information from such brokers.

4. A trade in process may be discussed only with counterparties, potential counterparties and others involved in the transaction (i.e., brokers and custodians).

5. Each Portfolio’s sector weightings, performance attribution (e.g. analysis of the Portfolio’s out performance or underperformance of its benchmark based on its portfolio holdings) and other summary and statistical information that does not include identification of specific portfolio holdings may be released, even if non-public, if such release is otherwise in accordance with the policy’s general principles.

6. The Portfolio’s securities holdings may be released on an as-needed basis to its legal counsel, counsel to its Independent Trustees, and its independent registered public accounting firm, in required regulatory filings or otherwise to governmental agencies and authorities.

Under the policy, if information about a Portfolio’s securities holdings is released pursuant to an ongoing arrangement with any party, the Portfolio must have a legitimate business purpose for the release of the information, and either the party receiving the information must be under a duty of confidentiality, or the release of non-public information must be subject to trading restrictions and confidential treatment to prohibit the entity from sharing with an unauthorized source or trading upon any non-public information provided. Neither the Portfolio, the Manager, nor any other affiliated party may receive compensation or any other consideration in connection with such arrangements. Ongoing arrangements to make available information about the Portfolio’s portfolio securities will be reviewed at least annually by the Trust’s Board.

The approval of the Trust’s Chief Compliance Officer (“CCO”), or designee, must be obtained before entering into any new ongoing arrangement or altering any existing ongoing arrangement to make available portfolio holdings information, or with respect to any exceptions to the policy. Any exceptions to the policy must be consistent with the purposes of the policy. Exceptions are considered on a case-by-case basis and are granted only after a thorough examination and consultation with the Manager’s and Administrator’s legal department, as necessary. Exceptions to the policies are reported to the Trust’s Board at its next regularly scheduled meeting.

Set forth below are charts showing those parties with whom the Manager, on behalf of each Portfolio, has authorized ongoing arrangements that include the release of portfolio holding information, the frequency of the release under such arrangements, and the length of the lag, if any, between the date of the below as recipients are service providers, fund rating agencies, consultants and analysts.

As of December 1, 2007, the Portfolios release their portfolio holdings to the following recipients:

Recipient	Frequency	Delay Before Dissemination
BBH (Administrator, Portfolio Custodian and Accounting Agent)	Daily	None

Institutional Shareholders Services (Proxy Voting Services)	As necessary	None

Bloomberg	Quarterly	25 days after Quarter End

Lipper	Quarterly	25 days after Quarter End

S&P	Quarterly	25 days after Quarter End

Morningstar	Quarterly	25 days after Quarter End

Vestek	Daily	None

Factset	Daily	None

As of December 1, 2007, the Portfolios also may release their portfolio holdings to the following recipients:

Recipient	Frequency	Delay Before Dissemination

Plexus	Quarterly	Sent the 1-3 business day following the end of a Quarter

Fitch	Monthly	Sent 6-8 business days following month end

Moody’s	Weekly Tuesday Night	1 business day

S&P	Weekly Tuesday Night	1 business day

Proxy Voting Policies

Although individual Trustees may not agree with particular policies or votes by the manager, the Board has approved delegating proxy voting discretion to the Manager and Subadvisers believing that they should be responsible for voting because it is a matter relating to the investment decision making process.

Non-equity securities, such as debt obligations and money market instruments are not usually considered to be voting securities, and proxy voting, if any, is typically limited to the solicitation of consents to changes in or waivers of features of debt securities, or plans of reorganization involving the issuer of the security. In the rare event that proxies are solicited with respect to any of these securities, the manager or the Subadviser, as the case may be, would vote the proxy in accordance with the principles set forth in its proxy voting policies and procedures, including the procedures used when a vote presents a conflict between the interests of Portfolio shareholders, on the one hand, and those of the manager or the Subadviser or any affiliated person of the Portfolio and the Portfolio’s shareholders, on the other.

Attached as Appendix B are copies of the guidelines and procedures that the Manager and Subadvisers use to determine how to vote proxies relating to portfolio securities, including the procedures that the Manager and or Subadvisers use when a vote presents a conflict between the interests of Portfolio shareholders, on the one hand, and those of the Manager or any affiliated person of the Trust or the Manager or Subadvisers, on the other. This summary of the guidelines gives a general indication as to how the Manager and Subadvisers will vote proxies relating to portfolio securities on each issue listed. However, the guidelines do not address all potential voting issues or the intricacies that may surround individual proxy votes. For that reason, there may be instances in which votes may vary from the guidelines presented. Notwithstanding the foregoing, the Manager and-or Subadvisers as applicable always endeavors to vote proxies relating to portfolio securities in accordance with the Portfolio’s investment objectives.

The proxy voting policies of the Subadvisers, or summaries thereof, are also found in Appendix B.

Information on how each Portfolio voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available without charge, upon request, by calling (800) 444-4273, on the SEC’s website at http://www.sec.gov and on the Trust’s website at http://www.smithbarney.com/products_services/managed_money/trak/.

Code of Ethics

Pursuant to Rule 17j-1 of the 1940 Act, each of the Trust, the Manager, each Subadviser and distributor has adopted a code of ethics that permits personnel to invest in securities for their own accounts, including securities that may be purchased or held by a Portfolio of the Trust. All personnel must place the interests of clients first and avoid activities, interests and relationships that might interfere with the duty to make decisions in the best interests of the clients. All personal securities transactions by employees must adhere to the requirements of the code and must be conducted in such a manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict, or the abuse of an employee’s position of trust and responsibility.

Copies of the codes of ethics of the Trust, the Manager, Subadvisers and distributor are on file with the SEC.

COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Willkie Farr & Gallagher LLP serves as counsel to the Trust. Stroock & Stroock & Lavan LLP serves as counsel to the Independent Trustees.

KPMG LLP, 99 High Street, Boston, MA 02110, currently serves as the independent registered public accounting firm of the Trust.

Organization of the Trust. The Trust has been organized as an unincorporated business trust under the laws of The Commonwealth of Massachusetts pursuant to a Master Trust Agreement dated April 12, 1991, as amended from time to time (the “Trust Agreement”).

In the interest of economy and convenience, certificates representing shares in the Trust are not physically issued. PFPC Inc. maintains a record of each shareholder’s ownership of Trust shares. Shares do not have cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Trustees can elect all Trustees. Shares are transferable, but have no preemptive, conversion or subscription rights. Shareholders generally vote on a Trust-wide basis, except with respect to proposals affecting an individual Portfolio, such as those with respect to the Management Agreement.

Massachusetts law provides that shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. The Trust Agreement disclaims shareholder liability for acts or obligations of the Trust, however, and requires that notice of the disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or a Trustee. The Trust Agreement provides for indemnification from the Trust’s property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder’s incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust would be unable to meet its obligations, a possibility that the Trust’s management believes is remote. Upon payment of any liability incurred by the Trust, the shareholder paying the liability will be entitled to reimbursement from the general assets of the Trust. The Trustees intend to conduct the operations of the Trust in a manner so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Trust.

PORTFOLIO MANAGER DISCLOSURE

Portfolio Managers

The following tables set forth certain additional information with respect to the portfolio managers for each Portfolio. Unless noted otherwise, all information is provided as of August 31, 2007.

Other Accounts Managed by Portfolio Managers

The table below identifies, for each portfolio manager, the number of accounts (other than the Portfolio) for which he or she has day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts.

Portfolio Manager(s)—Westfield	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Large Capitalization Growth Investments

Arthur J. Bauernfeind*	10 Registered investment companies with $2.27 billion	1 Other pooled investment vehicle with $19.42 million	537 Other accounts with $7.13 billion

William A. Muggia*	10 Registered investment companies with $2.37 billion	3 Other pooled investment vehicles with $724 million	534 Other accounts with $6.43 billion

Portfolio Manager(s)—Westfield	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Ethan J. Meyers*	10 Registered investment companies with $2.37 billion	1 Other pooled investment vehicle with $19.42 million	531 Other accounts with $7.09 billion

Scott R. Emerman*	10 Registered investment companies with $2.37 billion	1 Other pooled investment vehicle with $19.42 million	531 Other accounts with $7.09 billion

*	Number of accounts and assets for which advisory fee is totally or partially based on performance as of August 31, 2007:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
Arthur J. Bauernfeind	None	None	1	$19.42 million	14	$1.06 billion
William A. Muggia	None	None	3	$724 million	14	$1.06 billion
Ethan J. Meyers	None	None	1	$19.42 million	14	$1.06 billion
Scott R. Emerman	None	None	1	$19.42 million	14	$1.06 billion

Portfolio Manager(s)—Delaware	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts **
Jeffery S. Van Harte*	18 Registered investment companies with $4.7 billion	0 Other pooled investment vehicles	54 Other accounts with $10 billion

Christopher J. Bonavico*	19 Registered investment companies with $4.7 billion	0 Other pooled investment vehicles	55 Other accounts with $10 billion

Daniel J. Prislin*	18 Registered investment companies with $4.7 billion	0 Other pooled investment vehicles	55 Other accounts with $10.0 billion

Christopher M. Ericksen*	18 Registered investment companies with $4.3 billion	0 Other pooled investment vehicles	56 Other accounts with $10 billion

*	Number of accounts and assets for which advisory fee is totally or partially based on performance as of August 31, 2007:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
Jeffery S. Van Harte	None	None	None	None	2	$710 million
Christopher J. Bonavico	None	None	None	None	2	710 million
Daniel J. Prislin	None	None	None	None	2	710 million
Christopher M. Ericksen	None	None	None	None	2	710 million

**	Any accounts managed in a personal capacity appear under “other accounts” along with other accounts managed on a professional basis. The personal account information is current as of the most recent calendar quarter-end for which account statements are available.

Portfolio Manager(s)—Wells	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Thomas J. Pence, CFA®	11 Registered investment companies with $4.2 billion	2 Other pooled investment vehicles	158 Other accounts with $7.01 billion

Michael C. Harris, CFA	9 Registered investment companies with $3.59 million	1 Other pooled investment vehicles	102 Other accounts with $5.17 billion

Portfolio Manager(s)—Cambiar	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Large Capitalization Value Equity Investments

Brian M. Barish, CFA	4 Registered investment companies with $2.7 billion	1 Other pooled investment vehicle with $89.5 million	1 Other accounts with $89.8 million

Maria L. Azari, CFA	4 Registered investment companies with $2.7 billion	0 Other pooled investment vehicles	12,703 Other accounts with $4.17 billion

Ania A. Aldrich, CFA	4 Registered investment companies with $2.7 billion	0 Other pooled investment vehicles	115 Other accounts with $1.87 million

Timothy A. Beranek	4 Registered investment companies with $2.70 billion	0 Other pooled investment vehicles	0 Other accounts

Portfolio Manager(s)—NFJ	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Ben Fischer	20 Registered investment companies with $7.59 billion	4 Other pooled investment vehicles with $218 million	61 Other accounts with $20.41 billion

Paul A. Magnuson	13 Registered investment companies with $7.59 billion	4 Other pooled investment vehicles with $218 million	9 Other accounts with $1.28 million

Jeffrey S. Partenheimer, CFA, CPA	13 Registered investment companies with $12.52 billion	2 Other pooled investment vehicle with $33 million	53 Other accounts with $18.43 billion

Portfolio Manager(s)—AllianceBernstein	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Marilyn Fedak*	36 Registered investment companies with $32.54 billion	22 Other pooled investment vehicles with $5.75 million	42,722 Other accounts with $57.17 billion

John Mahedy*	36 Registered investment companies with $32.54 billion	22 Other pooled investment vehicles with $5.75 million	42,722 Other accounts with $57.17 billion

Mark Gordon*	36 Registered investment companies with $32.54 billion	22 Other pooled investment vehicles with $5.75 million	42,722 Other accounts with $57.17 billion

John Phillips*	36 Registered investment companies with $32.54 billion	22 Other pooled investment vehicles with $5.75 million	42,722 Other accounts with $57.17 billion

* Number of accounts and assets for which advisory fee is totally or partially based on performance as of August 31, 2007:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
Marilyn Fedak	1	$7.24 billion	None	None	12	$3.25 billion
John Mahedy	1	$7.24 billion	None	None	12	$3.25 billion
Mark Gordon	1	$7.24 billion	None	None	12	$3.25 billion
John Phillips	1	$7.24 billion	None	None	12	$3.25 billion

Portfolio Manager(s)—Wall Street	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Small Capitalization Growth Investments

William Jeffery, III*	2 Registered investment companies with $317 million	0 Other pooled investment vehicles	54 Other accounts with $2.04 billion

Kenneth F. McCain*	2 Registered investment companies with $317 million	0 Other pooled investment vehicles	54 Other accounts with $2.04 billion

Paul J. Ariano, CFA*	2 Registered investment companies with $317 million	0 Other pooled investment vehicles	54 Other accounts with $2.04 billion

Carl Wiese, CFA*	2 Registered investment companies with $317 million	0 Other pooled investment vehicles	54 Other accounts with $2.04 billion

Paul K. LeCoq*	2 Registered investment companies with $317 million	1 Other pooled investment vehicles with $40 million	54 Other accounts with $2.04 billion

*	Number of accounts and assets for which advisory fee is totally or partially based on performance as of August 31, 2007:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
William Jeffery, III	None	None	None	None	6	$527 million
Kenneth F. McCain	None	None	None	None	6	527 million
Paul J. Ariano, CFA	None	None	None	None	6	527 million
Carl Wiese, CFA	None	None	None	None	6	527 million
Paul K. LeCoq	None	None	1	$40 million	6	527 million

Portfolio Manager(s)—Westfield	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Arthur J. Bauernfeind*	10 Registered investment companies with $3.39 billion	1 Other pooled investment vehicle with $19.42 million	537 Other accounts with $7.13 billion

William A. Muggia*	10 Registered investment companies with $3.39 billion	3 Other pooled investment vehicles with $724 million	534 Other accounts with $6.43 billion

Ethan J. Meyers*	10 Registered investment companies with $3.39 billion	1 Other pooled investment vehicle with $19.42 million	531 Other accounts with $7.09 billion

Scott R. Emerman*	10 Registered investment companies with $3.39 billion	1 Other pooled investment vehicle with $19.42 million	531 Other accounts with $7.09 billion

*	Number of accounts and assets for which advisory fee is totally or partially based on performance as of August 31, 2007:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
Arthur J. Bauernfeind	None	None	1	$19.42 million	14	$1.06 billion
William A. Muggia	None	None	3	$724 million	14	1.06 billion
Ethan J. Meyers	None	None	1	$19.42 million	14	1.06 billion
Scott R. Emerman	None	None	1	$19.42 million	14	1.06 billion

Portfolio Manager(s)—NFJ	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Small Capitalization Value Equity Investments

Paul A. Magnuson	13 Registered investment companies with $7.59 billion	4 Other pooled investment vehicles with $218 million	9 Other accounts with $1.28 billion

Ben Fischer	20 Registered investment companies with $18.78 billion	5 Other pooled investment vehicles with $228 billion	61 Other accounts with $20.41 billion

R. Burns McKinney, CFA	7 Registered investment companies with $6.25 billion	3 Other pooled investment vehicles with $195 million	8 Other accounts with $1.97 billion

Portfolio Manager(s)—Rutabaga	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Peter Schliemann	1 Registered investment company with $104 million	4 Other pooled investment vehicles with $116 million	21 Other accounts with $703 billion

Brent Miley	1 Registered investment company with $104 million	4 Other pooled investment vehicles with $116 million	21 Other accounts with $703 billion

N. Carter Newbold	1 Registered investment company with $104 million	4 Other pooled investment vehicles with $116 million	21 Other accounts with $703 billion

Dennis Scannell	1 Registered investment company with $104 million	4 Other pooled investment vehicles with $116 million	21 Other accounts with $703 billion

Rob Henderson	1 Registered investment company with $104 million	4 Other pooled investment vehicles with $116 million	21 Other accounts with $703 billion

Portfolio Manager(s) Delaware	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts**
Christopher S. Beck	6 Registered investment companies with $2.9 billion	1 Other pooled investment vehicle with $1.4 million	7 Other accounts with $192.2 million

**	Any accounts managed in a personal capacity appear under “other accounts” along with other accounts managed on a professional basis. The personal account information is current as of the most recent calendar quarter-end for which account statements are available.

Portfolio Manager(s)—Philadelphia International Advisors LP (“PIA”)	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
International Equity Investments

Andrew B. Williams, CFA*	5 Registered investment companies with $2.61 billion	3 Other pooled investment vehicles with $1.02 billion	85 Other accounts with $6.47 billion

Robert C. Benthem de Grave*	5 Registered investment companies with $2.61 billion	3 Other pooled investment vehicles with $1.02 billion	85 Other accounts with $6.47 billion

Frederick B. Herman, III, CFA*	5 Registered investment companies with $2.61 billion	3 Other pooled investment vehicles with $1.02 billion	85 Other accounts with $6.47 billion

Peter W. O’Hara, CFA*	5 Registered investment companies with $2.61 billion	3 Other pooled investment vehicles with $1.02 billion	85 Other accounts with $6.47 billion

*	Number of accounts and assets for which advisory fee is totally or partially based on performance as of August 31, 2007:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
Andrew B. Williams	None	None	None	None	4	$285 million
Robert C. Benthem de Grave	None	None	None	None	4	285 million
Frederick B. Herman, III	None	None	None	None	4	285 million
Peter W. O’Hara	None	None	None	None	4	285 million

Portfolio Manager(s)— Brandywine	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Paul D. Ehrlichman*	2 Registered investment companies with $535 million	15 Other pooled investment vehicles with $2.3 billion	55 Other accounts with $3.6 billion

Sean M. Bogda, CFA*	2 Registered investment companies with $535 million	15 Other pooled investment vehicles with $2.3 billion	55 Other accounts with $3.6 billion

Safa R. Muhtaseb, CFA*	2 Registered investment companies with $535 million	15 Other pooled investment vehicles with $2.3 billion	55 Other accounts with $3.6 billion

*	Number of accounts and assets for which advisory fee is totally or partially based on performance as of August 31, 2007:

	Accounts	Assets	Accounts	Assets	Accounts	Assets
Paul D. Ehrlichman	None	None	None	None	2	$566 million
Sean M. Bogda	None	None	None	None	2	566 million
Safa R. Muhtaseb	None	None	None	None	2	566 million

Portfolio Manager(s)—Schroder Investment Management North America Inc. (“Schroder”)	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Virginie Maisonneuve	3 Registered investment companies with $12 billion	0 Other pooled investment vehicles	4 Other accounts with $2.7 billion

Portfolio Manager(s)—SSGA	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Emerging Markets Equity Investments

Brad Aham, CFA, FRM*	1 Registered investment company with $3.9 billion	6 Other pooled investment vehicles with $4.1 billion	2 Other accounts with $0.42 billion

Stephen J. McCarthy, CFA*	1 Registered investment companies with $3.9 billion	6 Other pooled investment vehicles with $4.1 billion	2 Other accounts with $0.42 billion

*	Number of accounts and assets for which advisory fee is totally or partially based on performance as of August 31, 2007:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets

Brad Aham, CFA, FRM	None	None	1	$0.003 billion	None	None
Stephen J. McCarthy, CFA	None	None	1	$0.003 billion	None	None

Portfolio Manager(s)—Newgate	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Avy Hirshman*	1 Registered investment company with $202 million	2 Other pooled investment vehicles with $600 million	1,502 Other accounts with $3.83 billion

James Trainor*	1 Registered investment company with $202 million	2 Other pooled investment vehicles with $600 million	1,502 Other accounts with $3.83 billion

Sonia Rosenbaum, Ph.D*	1 Registered investment company with $202 million	2 Other pooled investment vehicles with $600 million	1,502 Other accounts with $3.83 billion

Matthew Peterson*	1 Registered investment company with $202 million	2 Other pooled investment vehicles with $600 million	1,502 Other accounts with $3.83 billion

Lada Emelianova*	1 Registered investment company with $202 million	2 Other pooled investment vehicles with $600 million	1,502 Other accounts with $3.83 billion

Maria Eugenia Tinedo*	1 registered investment company with $202 million	2 Other pooled investment vehicles with $600 million	1,502 Other accounts with $3.83 billion

David Lee*	1 registered investment company with $202 million	2 Other pooled investment vehicles with $600 million	1,502 Other accounts with $3.83 billion

*	Number of accounts and assets for which advisory fee is totally or partially based on performance as of August 31, 2007:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
Avy Hirshman	None	None	None	None	3	$823,400,000
James Trainor	None	None	None	None	3	$823,400,000
Sonia Rosenbaum, Ph.D	None	None	None	None	3	$823,400,000
Matthew Peterson	None	None	None	None	3	$823,400,000
Lada Emelianova	None	None	None	None	3	$823,400,000
Maria Eugenia Tinedo	None	None	None	None	3	$823,400,000
David Lee	None	None	None	None	3	$823,400,000

Portfolio Manager(s)—PIMCO	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Core Fixed Income Investments
Chris P. Dialynas*	12 Registered investment companies with $2.82 billion	16 Other pooled investment vehicles with $8.13 billion	100 Other accounts with $43.72 billion

*	Number of accounts and assets for which advisory fee is totally or partially based on performance as of August 31, 2007:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets

Chris P. Dialynas*	None	None	None	None	11	$3.31 billion

Portfolio Manager(s)— BlackRock	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Scott Amero*	46 Registered investment companies with $38.4 billion	41 Other pooled investment vehicles with $8.3 billion	282 Other accounts with $93.4 billion

Andrew J. Phillips*	24 Registered investment companies with $20.8 billion	17 Other pooled investment vehicles with $7.4 billion	318 Other accounts with $123.8 billion

Matthew Marra*	34 Registered investment companies with $24.4 billion	11 Other pooled investment vehicles with $2.8 billion	313 Other accounts with $109.7 billion

*	Number of accounts and assets for which advisory fee is totally or partially based on performance as of August 31, 2007:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
Scott Amero	None	None	9	$2.3 billion	17	$5.4 billion
Andrew J. Phillips	None	None	5	$1.9 billion	14	$5.8 billion
Matthew Marra	None	None	5	$1.8 billion	16	$5.7 billion

Portfolio Manager(s)—WAMCo	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
S. Kenneth Leech*	113 Registered investment companies with $110.88 billion	226 Other pooled investment vehicles with $119.23 billion	1116 Other accounts with $307.93 billion

Stephen A. Walsh*	113 Registered investment companies with $110.88 billion	226 Other pooled investment vehicles with $199.73 billion	1116 Other accounts with $307.93 billion

Edward A. Moody	3 Registered investment companies with $784.64 million	1 Other pooled investment vehicles with $65.1 million	98 Other accounts with $18.921 billion

Carl L. Eichstaedt	11 Registered investment companies with $3.16 billion	2 Other pooled investment vehicles with $452 million	109 Other accounts with $22.4 billion

Michael C. Buchanan	14 Registered investment companies with $7.49 billion	4 Other pooled investment vehicles with $3.18 billion	11 Other accounts with $1.11 billion

Mark S. Lindbloom	6 Registered investment companies with $2.78 billion	4 Other pooled investment vehicles with $308.7 million	41 Other accounts with $8.3 billion

*	Number of accounts and assets for which advisory fee is totally or partially based on performance as of August 31, 2007:

	Registered Investment Companies		Other Pooled Investment Vehicles			Other Accounts
	Accounts	Assets	Accounts		Assets	Accounts	Assets

S. Kenneth Leech	None	None	None		None	99	$34.18 billion
Stephen A. Walsh	None	None	None	[f]	None	99	$34.18 billion
Edward A. Moody	None	None	None		None	8	2.99 billion
Carl L. Eichstaedt	None	None	None	[f]	None	3	1.10 billion
Michael C. Buchanan	None	None	None		None	None	None
Mark S. Lindbloom	None	None	None	[f]	None	5	1.41 billion

Portfolio Manager(s)—MWAM	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Tad Rivelle*	12 Registered investment companies with $9.24 billion	2 Other pooled investment vehicles with $57 billion	157 Other accounts with $12.4 billion

Laird Landmann*	12 Registered investment companies with $9.15 billion	1 Other pooled investment vehicles with $57 billion	157 Other accounts with $12.4 billion

Stephen Kane, CFA®*	13 Registered investment companies with $9.33 billion	1 Other pooled investment vehicles with $57 billion	157 Other accounts with $12.4 billion

Portfolio Manager(s)—MWAM	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
David Lippman, JD*	11 Registered investment companies with $9.01 billion	1 Other pooled investment vehicles with $57 billion	157 Other accounts with $12.4 billion

*	Number of accounts and assets for which advisory fee is totally or partially based on performance as of August 31, 2007:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
Tad Rivelle	2	$675 million	2	$57 billion	19	$2.57 billion
Laird Landmann	1	$488 million	1	$57 billion	19	$2.57 billion
Stephen Kane, CFA®	2	$675 million	1	$57 billion	19	$2.57 billion
David Lippman, JD	2	$675 million	1	$57 billion	19	$2.57 billion

Portfolio Manager(s)—Penn	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
High Yield Investments

Richard A. Hocker	1 Registered investment company with $24 million	10 Other pooled investment vehicles with $131 million	187 Other accounts with $3.7 billion

Eric J. Green, CFA	1 Registered investment company with $24 million	10 Other pooled investment vehicles with $131 million	187 Other accounts with $3.7 billion

Portfolio Manager(s)—WAMCo	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
S. Kenneth Leech*	113 Registered investment companies with $88.26 billion	226 Other pooled investment vehicles with $199 billion	1116 Other accounts with $307.93 billion

Stephen A. Walsh*	113 Registered investment companies with $88.26 billion	226 Other pooled investment vehicles with $24.73 billion	1116 Other accounts with $307.93 billion

Michael C. Buchanan*	14 Registered investment companies with $7.67 billion	4 Other pooled investment vehicles with $3.18 billion	11 Other accounts with $1.10 billion

*	Number of accounts and assets for which advisory fee is totally or partially based on performance as of August 31, 2007:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets

S. Kenneth Leech	None	None	None	None	None	None
Stephen A. Walsh	None	None	None	None	None	None
Michael C. Buchanan	None	None	None	None	None	None

Portfolio Manager(s)—PIMCO	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
International Fixed Income Investments

Sudi Mariappa*	9 Registered investment companies with $13.61 billion	40 Other pooled investment vehicles with $17.61 billion	97 Other accounts with $20.79 billion

*	Number of accounts and assets for which advisory fee is totally or partially based on performance as of August 31, 2007:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets

Sudi Mariappa	None	None	None	None	21	$7.76 billion

Portfolio Manager(s)—McDonnell	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts

Steven Wlodarski, CFA	3 Registered investment companies with $355 million	0 Other pooled investment vehicles	174 Other accounts with $4.8 billion

James Grabovac, CFA	2 Registered investment companies with $339 million	0 Other pooled investment vehicles	17 Other accounts with $2.20 billion

Dawn Mangerson	3 Registered investment companies with $355 million	0 Other pooled investment vehicles	33 Other accounts with $1.57 million

Portfolio Manager(s)—Standish Mellon	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Money Market Investments
Jeanette Barone Medina	1 Registered investment company with $118 million	1 Other pooled investment vehicles $4.55 billion	29 Other accounts with $14.91 billion

Portfolio Manager Compensation

Westfield Capital Management Co., LLC (“Westfield”)

Mr. Emerman and Mr. Meyers are eligible for a fixed base salary and an annual bonus. The bonus is based on their individual overall performance, as well as the financial performance of the company. Specific performance criteria include the quantity and quality of recommendations submitted to the investment committee, as well as attitude, teamwork, communication and motivation. Individual performance attribution also is reviewed. Both Mr. Emerman and Mr. Meyers also may receive stock options from Westfield’s parent company, Boston Private Financial Holdings. As members of the investment committee, they may each receive a bonus derived from the performance fees earned on the limited partnerships managed by Mr. Muggia who has discretion to distribute such bonuses. Mr. Emerman and Mr. Meyers also are eligible to earn a percentage of the firm’s pre-tax profits. Approved by Westfield’s Board of Directors in April 2006, the program provides Westfield’s key investment team members a fixed percentage of the firm’s pre-tax profits that will vest over several years.

Mr. Muggia and Mr. Bauernfeind are eligible for a fixed base salary and an annual bonus, which is paid the month after year end. The bonus is based on the overall financial performance of the company and can vary depending on company results. They are also eligible to participate in the Boston Private Financial Holdings Deferred Compensation Plan. Each also may receive stock options from Westfield’s parent company, Boston Private Financial Holdings. Mr. Muggia also is entitled to receive, and has discretion to distribute, a portion of the performance fees earned on the limited partnerships he manages.

Delaware Management Company (“Delaware”)

Each portfolio’s manager’s compensation consists of the following:

Base Salaries—Each named portfolio manager receives a fixed base salary. Salaries are determined by a comparison to industry data prepared by third parties to ensure that portfolio manager salaries are in line with salaries paid at peer investment advisory firms.

Portfolio Managers for Small Capitalization Value Equity Investments. The bonus pool is determined by the revenues associated with the products a portfolio manager manages. Delaware keeps a percentage of the revenues and the remaining percentage of revenues (minus appropriate expenses associated with the Portfolio and the investment management team) create the “bonus pool” for a product. Various members of the team have the ability to earn a percentage of the bonus pool with the most senior contributors having the largest share. The pool is allotted based on subjective factors (50%) and objective factors (50%). The primary objective factor is the Portfolio’s performance managed relative to the performance of the appropriate Lipper peer group. Performance is measured as the result of one’s standing in the appropriate Lipper peer group on a one-year and three-year basis. Three-year performance is weighted more heavily and there is no objective award for the Portfolio performance that falls below the 50th percentile for a given time period. There is a sliding scale for performance achievements above the 50th percentile.

Portfolio Managers for Large Capitalization Growth Investments. Each named portfolio manager is eligible to receive an annual cash bonus, which is based upon quantitative and qualitative factors. Generally of the total potential cash compensation for a portfolio manager, 50% or more is in the form of a bonus and is therefore at risk. The total amount available for payment of bonuses is based on the revenues associated with the products managed by the team. The amount of this “bonus pool” is determined by taking a pre-determined percentage of such revenues (minus appropriate expenses associated with the Portfolio and the investment management team).

Various members of the team have the ability to earn a percentage of the bonus pool with the most senior contributors having the largest share. The pool is allotted based on subjective factors (50%) and objective factors (50%). The subjective portion of the pool is allocated to team members within the discretion of senior management. There is a minimum guaranteed fixed payout amount associated with this portion of the pool for the year ended December 31, 2006.

The allocation of the remaining 50% of the pool is based upon objective factors. Performance is measured as a result of the team’s standing relative to a large cap growth composite of a nationally recognized publicly available database, for five successive calendar years. Performance rankings are in quartiles as follows: top decile, top quartile, second quartile, third quartile and bottom quartile. An average is taken of the five-year relative performance data to determine the multiplier to be applied in calculating the portion of the pool that will be paid out. To the extent there was less than a complete payout of the “objective” portion of the bonus pool over the previous five years, there is an opportunity to recoup these amounts if the multiplier is in excess of 100%, in the discretion of senior management.

Individual allocations of the bonus pool are based on individual performance measurements, both objective and subjective, as determined by senior management.

In addition, there is a potential one-time value creation payment that may be allocated on or about December 31, 2009 to the extent the value added by the team exceeds the relative value of their holdings in the Delaware Investments U.S. Stock Option Plan. This amount, if any, would be paid out to the team under a deferred compensation arrangement. The value creation payment, if any, would be paid out to individual team members in proportion to the shares granted to that team member under the Plan.

Deferred Compensation—Each named portfolio manager is eligible to participate in the Lincoln National Corporation Executive Deferred Compensation Plan, which is available to all employees whose income exceeds a designated threshold. The Plan is a non-qualified unfunded deferred compensation plan that permits participating employees to defer the receipt of a portion of their cash compensation.

Stock Option Incentive Plan/Equity Compensation Plan—Portfolio managers may be awarded options to purchase common shares of Delaware Investments U.S., Inc. pursuant to the terms the Delaware Investments U.S., Inc. Stock Option Plan (non-statutory or “non-qualified” stock options). In addition, certain managers may be awarded restricted stock units, or “performance shares”, in Lincoln National Corporation. Delaware Investments U.S., Inc., is an indirect, wholly-owned subsidiary of Delaware Management Holdings, Inc. Delaware Management Holdings, Inc., is in turn a wholly-owned, indirect subsidiary of Lincoln National Corporation.

The Delaware Investments U.S., Inc. Stock Option Plan was established in 2001 in order to provide certain Delaware investment personnel with a more direct means of participating in the growth of the investment manager. Under the terms of the plan, stock options typically vest in 25% increments on a four-year schedule and expire ten years after issuance. Options are awarded from time to time by the investment manager in its full discretion. Option awards may be based in part on seniority. The fair market value of the shares is normally determined as of each June 30 and December 31. Shares issued upon the exercise of such options must be held for six months and one day, after which time the shareholder may put them back to the issuer or the shares may be called back from the shareholder.

Portfolio managers who do not participate in the Delaware Investments U.S., Inc. Stock Option plan are eligible to participate in Lincoln’s Long-Term Incentive Plan, which is designed to provide a long-term incentive to officers of Lincoln. Under the plan, a specific number of performance shares are allocated to each unit and are awarded to participants in the discretion of their managers in accordance with recommended targets related to the number of employees in a unit that may receive an award and the number of shares to be awarded. The performance shares have a three year vesting schedule and, at the end of the three years, the actual number of shares distributed to those who receive awards may be equal to, greater than or less than the amount of the award based on Lincoln’s achievement of certain performance goals relative to a pre-determined peer group.

Other Compensation—Portfolio managers may also participate in benefit plans and programs available generally to all employees.

Wells Capital Management, Inc. (“Wells Cap”)

Each portfolio’s manager’s compensation consists of the following:

Wells Cap’s Portfolio Managers are compensated with a fixed cash salary, pension and retirement plan. They receive incentive bonuses based in part on pre-tax annual and historical portfolio performance. Bonus allocations depend on fund performance, market share goals, individual job objectives and overall profitability of the business.

Bonuses are also based on an evaluation of contribution to client retention, asset growth and business relationships. Incentive bonuses for research analysts are also evaluated based on performance of the sectors that they cover in the portfolio and their security recommendations. Investment team compensation structure is directly linked to the value added to client’s portfolios as measured by the above-mentioned performance metrics. Long-tenured investment professionals with proven success may also participate in a revenue sharing program that is tied to the success of their respective investment portfolios.

Cambiar Investors, LLC

Investment professionals receive a competitive salary plus a bonus tied to firm and individual performance. Analyst contributions are measured through performance attribution which details individual stock and sector selection as well as overall “value added” for the firm. This would include assistance with product development and client service. Company equity is also available to reward key employees.

Bonuses are received annually in July and measured for a one year period.

AllianceBernstein L.P.

AllianceBernstein’s compensation program for investment professionals is designed to be competitive and effective in order to attract and retain the highest caliber employees. The compensation program for investment professionals is designed to reflect their ability to generate long-term investment success for our clients, including shareholders of the AllianceBernstein Mutual Funds. Investment professionals do not receive any direct compensation based upon the investment returns of any individual client account, nor is compensation tied directly to the level or change in the level of assets under management. Investment professionals’ annual compensation is comprised of the following:

(i) Fixed base salary: This is generally the smallest portion of compensation. The base salary is a relatively low, fixed salary within a similar range for all investment professionals. The base salary is determined at the outset of employment based on level of experience and does not change significantly from year-to-year, and hence, is not particularly sensitive to performance.

(ii) Discretionary incentive compensation in the form of an annual cash bonus: AllianceBernstein’s overall profitability determines the total amount of incentive compensation available to investment professionals. This portion of compensation is determined subjectively based on qualitative and quantitative factors. In evaluating this component of an investment professional’s compensation, AllianceBernstein considers the contribution to his/her team or discipline as it relates to that team’s overall contribution to the long-term investment success, business results and strategy of AllianceBernstein. Quantitative factors considered include, among other things, relative investment performance (e.g., by comparison to competitor or peer group funds or similar styles of investments, and appropriate, broad-based or specific market indices), and consistency of performance. There are no specific formulas used to determine this part of an investment professional’s compensation and the compensation is not tied to any pre-determined or specified level of performance. AllianceBernstein also considers qualitative factors such as the complexity and risk of investment strategies involved in the style or type of assets managed by the investment professional; success of marketing/business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities; and fulfillment of AllianceBernstein’s leadership criteria.

(iii) Discretionary incentive compensation in the form of awards under AllianceBernstein’s Partners Compensation Plan (“deferred awards”): AllianceBernstein’s overall profitability determines the total amount of deferred awards available to investment professionals. The deferred awards are allocated among investment professionals based on criteria similar to those used to determine the annual cash bonus. There is no fixed formula for determining these amounts. Deferred awards, for which there are various investment options, vest over a four-year period and are generally forfeited if the employee resigns or AllianceBernstein terminates his/her employment. Investment options under the deferred awards plan include many of the same AllianceBernstein Mutual Funds offered to mutual fund investors, thereby creating a close alignment between the financial interests of the investment professionals and those of AllianceBernstein’s clients and mutual fund shareholders with respect to the performance of those mutual funds. AllianceBernstein also permits deferred award recipients to allocate up to 50% of their award to investments in AllianceBernstein’s publicly traded equity securities.1

(iv) Contributions under AllianceBernstein’s Profit Sharing/401(k) Plan: The contributions are based on AllianceBernstein’s overall profitability. The amount and allocation of the contributions are determined at the sole discretion of AllianceBernstein.

[1]	Prior to 2002, investment professional compensation also included discretionary long-term incentives in the form of restricted grants of AllianceBernstein’s Master Limited Partnership Units.

NFJ Investment Group L.P.

As described below, compensation includes a base salary and a variable bonus opportunity or profit sharing participation and may also include participation in other incentive compensation programs. In addition, a full employee benefit package is offered.

Base Salary. Each portfolio manager/analyst is paid a base salary. In setting the base salary, NFJ’s intention is to be competitive in light of the particular portfolio manager/analyst’s experience and responsibilities. Management of the firm evaluates competitive market compensation by reviewing compensation survey results of the investment industry conducted by an independent third party.

Annual Bonus or Profit Sharing. Portfolio managers who are Managing Directors of NFJ participate in NFJ’s Non-Qualified Profit Sharing Plan. Other portfolio managers/analysts are eligible to receive an annual bonus which is tied to such portfolio manager/analyst’s successful job performance.

Other Incentive Programs. Portfolio managers/analysts may be eligible to participate in a non-qualified deferred compensation plan, which allows participating employees the tax benefits of deferring the receipt of a portion of their cash compensation. Portfolio managers/analysts may also, from time to time, be granted specific deferred incentive awards. Portfolio managers/analysts who are not Managing Directors are also eligible to participate in the firm’s Long Term Cash Bonus Plan. Each of the Managing Directors have also been awarded Allianz SE Restricted Stock Units which reflect changes in the value of Allianz SE stock. Grants of deferred incentive, Long Term Cash Bonus awards and Allianz SE Restricted Stock Units all vest over a period of time which NFJ believes helps align employee and firm interests.

Wall Street Associates LLC

All members of the Investment Team with the exception of employee shareholders are eligible for a fixed base salary and annual bonus. The bonus is based on the team member’s overall performance as well as the financial profitability of the firm, and is subjectively determined by the CIO. All employees also participate in the Wall Street Associates 401k/Profit Sharing Plan according to eligibility requirements.

Employee shareholders are eligible for a fixed salary and an annual bonus. The bonus is based on the overall financial performance of the company and can vary depending on company results.

Rutabaga Capital Management LLC

The portfolio manager’s compensation consists of a salary and a bonus. Salary is fixed and based on the manager’s long-term contribution to the firm. Bonuses are allocated at year-end based on the profitability of the firm. Individual bonuses vary depending on the manager’s long and short-term contribution to the firm and its managed accounts. No portion of total compensation is directly tied to either Portfolio performance or the value of assets in the Portfolio although general portfolio performance is one of many factors considered in setting compensation levels. Other factors considered in both salary and bonus are investment idea generation, team participation and enhancement, client relationships and investment intelligence. The firm’s President determines each portfolio manager’s overall contribution to the firm and sets the salary and bonus levels.

Brandywine Global Investment Management, LLC (“Brandywine Global”)

All Portfolio Managers, Analysts and Traders receive a competitive base salary. In addition, from the Firm’s profits, an initial bonus is paid quarterly and based on the performance of their investment strategies relative to a relevant peer-group universe over one-quarter, one-, three- and five-year time periods. After this performance-based incentive compensation is allocated, profits associated with individual Product Groups are allocated to a pool shared by all Groups. More subjective measurements of an individual’s contributions to the success of their Product Group and to the overall success of the Firm are considered as part of the individual allocation decision. Finally, all investment professionals are eligible for options on stock of Legg Mason, Brandywine Global’s parent company, awarded annually and vested over a five-year period. We believe our system achieves the goal of retaining top-quality investment professionals, as it provides extremely competitive compensation with entrepreneurial potential, and of fostering excellent performance, growth, and teamwork.

Philadelphia International Advisors LP (“PIA”)

Portfolio managers have a compensation package that includes base salary (fixed), revenue sharing (fixed %), performance bonuses (variable), and partnership distributions (based on profitability). The performance bonus is determined by Andrew Williams, Chief Investment Officer. Performance based compensation is distributed at year-end based on the performance of the previous twelve months. The probability of a manager/analyst taking undue risk in their recommendations is remote as the investment decision-making process is a team approach with Andrew Williams having final decision authority. All portions of the portfolio managers’ comprehensive compensation plan are received from PIA, and not from individual clients.

PIA’s compensation program is structured to encourage entrepreneurial behavior within a strong team-oriented environment. In addition to competitive employment packages based on industry standards, senior management and all senior investment professionals are equity stakeholders in Philadelphia International Partners, one of the two entities that owns all equity interest in PIA. We believe this meaningful ownership stake aligns the interests of our investment team with those of our clients and further ensures the continuity of the team.

SSgA Funds Management, Inc.

The compensation of the Subadviser’s investment professionals is based on a number of factors. The first factor considered is external market. Through extensive compensation survey process, the Subadviser seeks to understand what its competitors are paying people to perform similar roles. This data is then used to determine a competitive baseline in the areas of base pay, bonus, and long term incentive (i.e., equity). The second factor taken into consideration is the size of the pool available for this compensation. The Subadviser is a part of State Street Corporation, and therefore works within its corporate environment on determining the overall level of its incentive compensation pool. Once determined, this pool is then allocated to the various locations and departments of the Subadviser and its affiliates. The determination of the allocation amounts to these locations and departments is influenced by the competitive market data, as well as the overall performance of the group. The pool is then allocated to individual employees based on their individual performance. There is no fixed formula for determining these amounts, nor is anyone’s compensation directly tied to the investment performance or asset value of a product or strategy. The same process is followed in determining equity allocations.

Newgate Capital Management, LLC

Newgate pays its portfolio management team an annual salary along with an annual performance bonus based on the performance of the firm, the relative performance of their product group and their personal contribution to both. This annual bonus can exceed 200% of their base salary. Portfolio Managers may also receive ownership grants in the firm. All Newgate employees are eligible for participation in its 401(k) plan.

Pacific Investment Management Company LLC (“PIMCO”)

Portfolio Manager Compensation

PIMCO has adopted a “Total Compensation Plan” for its professional level employees, including its portfolio managers, that is designed to pay competitive compensation and reward performance, integrity and teamwork consistent with the firm’s mission statement. The Total Compensation Plan includes a significant incentive component that rewards high performance standards, work ethic and consistent individual and team contributions to the firm. The compensation of portfolio managers consists of a base salary, a bonus, and may include a retention bonus. Portfolio managers who are Managing Directors of PIMCO also receive compensation from PIMCO’s profits. Certain employees of PIMCO, including portfolio managers, may elect to defer compensation through PIMCO’s deferred compensation plan. PIMCO also offers its employees a non-contributory defined contribution plan through which PIMCO makes a contribution based on the employee’s compensation. PIMCO’s contribution rate increases at a specified compensation level, which is a level that would include portfolio managers.

Salary and Bonus. Base salaries are determined by considering an individual portfolio manager’s experience and expertise and may be reviewed for adjustment annually. Portfolio managers are entitled to receive bonuses, which may be significantly more than their base salary, upon attaining certain performance objectives based on predetermined measures of group or department success. These goals are specific to individual portfolio managers and are mutually agreed upon annually by each portfolio manager and his or her manager. Achievement of these goals is an important, but not exclusive, element of the bonus decision process.

In addition, the following non-exclusive list of qualitative criteria (collectively, the “Bonus Factors”) may be considered when determining the bonus for portfolio managers:

•

3-year, 2-year and 1-year dollar-weighted and account-weighted, pre-tax investment performance as judged against the applicable benchmarks for each account managed by a portfolio manager and relative to applicable industry peer groups;

•	Appropriate risk positioning that is consistent with PIMCO’s investment philosophy and the Investment Committee/CIO approach to the generation of alpha;

•	Amount and nature of assets managed by the portfolio manager;

•	Consistency of investment performance across portfolios of similar mandate and guidelines (reward low dispersion);

•	Generation and contribution of investment ideas in the context of PIMCO’s secular and cyclical forums, portfolio strategy meetings, Investment Committee meetings, and on a day-to-day basis;

•	Absence of defaults and price defaults for issues in the portfolios managed by the portfolio manager;

•	Contributions to asset retention, gathering and client satisfaction;

•	Contributions to mentoring, coaching and/or supervising; and

•	Personal growth and skills added.

A portfolio manager’s compensation is not based directly on the performance of the Portfolio or any other account managed by that portfolio manager. Final bonus award amounts are determined by the PIMCO Compensation Committee.

Retention Bonuses. Certain portfolio managers may receive a discretionary, fixed amount retention bonus, based upon the Bonus Factors and continued employment with PIMCO. Each portfolio manager who is a Senior Vice President or Executive Vice President of PIMCO receives a variable amount retention bonus, based upon the Bonus Factors and continued employment with PIMCO.

Investment professionals, including portfolio managers, are eligible to participate in a Long Term Cash Bonus Plan (“Cash Bonus Plan”), which provides cash awards that appreciate or depreciate based upon the performance of PIMCO’s parent company, Allianz Global Investors, and PIMCO over a three-year period. The aggregate amount available for distribution to participants is based upon Allianz Global Investors’ profit growth and PIMCO’s profit growth. Participation in the Cash Bonus Plan is based upon the Bonus Factors, and the payment of benefits from the Cash Bonus Plan, is contingent upon continued employment at PIMCO.

BlackRock Financial Management, Inc. (“BFM”)

Portfolio Manager Compensation

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock such as its Long-Term Retention and Incentive Plan and Restricted Stock Program.

Base compensation. Generally, portfolio managers receive base compensation based on their seniority and/or their position with the firm.

Discretionary compensation. In addition to base compensation, portfolio managers may receive discretionary compensation, which can be a substantial portion of total compensation. Discretionary compensation can include a discretionary cash bonus as well as one or more of the following:

Long-Term Retention and Incentive Plan (“LTIP”) —The LTIP is a long-term incentive plan that seeks to reward certain key employees. The plan provides for the grant of awards that are expressed as an amount of cash that, if properly vested and subject to the attainment of certain performance goals, will be settled in cash and/or in BlackRock, Inc. common stock. Messrs. Anderson and Amero have received awards under the LTIP.

Deferred Compensation Program —A portion of the compensation paid to each portfolio manager may be voluntarily deferred by the portfolio manager into an account that tracks the performance of certain of the firm’s investment products. Each portfolio manager is permitted to allocate his deferred amounts among various options, including to certain of the firm’s hedge funds and other unregistered products. In addition, prior to 2005, a portion of the annual compensation of certain senior managers, including Messrs. Anderson and Amero was mandatorily deferred in a similar manner for a number of years. Beginning in 2005, a portion of the annual compensation of certain senior managers, including Messrs. Anderson and Amero is paid in the form of BlackRock, Inc. restricted stock units which vest ratably over a number of years.

Options and Restricted Stock Awards —While incentive stock options are not currently being awarded to BlackRock employees, BlackRock, Inc. previously granted stock options to key employees, including certain portfolio managers who may still hold unexercised or unvested options. BlackRock, Inc. also has a restricted stock award program designed to reward certain key employees as an incentive to contribute to the long-term success of BlackRock. These awards vest over a period of years. Messrs. Anderson and Amero have been granted stock options in prior years, and Messrs. Anderson and Amero participate in BlackRock’s restricted stock program.

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP) and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 6% of eligible pay contributed to the plan capped at $4,000 per year, and a company retirement contribution equal to 3% of eligible compensation, plus an additional contribution of 2% for any year in which BlackRock has positive net operating income. The RSP offers a range of investment options, including registered investment companies managed by the firm. Company contributions follow the investment direction set by participants for their own contributions or absent, employee investment direction, are invested into a stable value fund.

The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares or a dollar value of $25,000. Each portfolio manager is eligible to participate in these plans.

Annual incentive compensation for each portfolio manager is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s teamwork and contribution to the overall performance of these portfolios and BlackRock. Unlike many other firms, portfolio managers at BlackRock compete against benchmarks rather than each other. In most cases, including for the portfolio managers of the Fund, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Fund or other accounts are measured. A group of BlackRock, Inc.’s officers determines the benchmarks against which to compare the performance of funds and other accounts managed by each portfolio manager.

Western Asset Management Company (“WAMCo”)

With respect to the compensation of the portfolio managers, the advisers’ compensation system assigns each employee a total compensation “target” and a respective cap, which are derived from annual market surveys that benchmark each role with their job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results.

Standard compensation includes competitive base salaries, generous employee benefits, and a retirement plan.

In addition, employees are eligible for bonuses. These are structured to closely align the interests of employees with those of the advisers, and are determined by the professional’s job function and performance as measured by a formal review process. All bonuses are completely discretionary. One of the principal factors considered is a portfolio manager’s investment performance versus appropriate peer groups and benchmarks. Because portfolio managers are generally responsible for multiple accounts (including the Portfolio) with similar investment strategies, they are compensated on the performance of the aggregate group of similar accounts, rather than a specific account. A smaller portion of a bonus payment is derived from factors that include client service, business development, length of service to the adviser, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to the adviser’s business.

Finally, in order to attract and retain top talent, all professionals are eligible for additional incentives in recognition of outstanding performance. These are determined based upon the factors described above and include Legg Mason, Inc. stock options and long-term incentives of Legg Mason’s, WAMCo’s parent company, that vest over a set period of time past the award date.

Penn Capital Management Co., Inc. (“Penn Capital”)

Each portfolio’s manager’s compensation consists of the following:

There are three components to an investment professional’s compensation package: salary, cash bonus based on style performance relative to a benchmark, and direct ownership. Penn Capital’s portfolio managers and analysts all participate in the program. Cash bonus can exceed salary, depending on relative performance. Direct equity ownership is granted as a bonus once an analyst is promoted portfolio manager.

The performance incentive bonus is a cash bonus based on fee revenue generated by Penn Capital due to outperformance versus a style’s benchmark. This bonus has no cap and can exceed salary, depending on relative performance of all styles versus their primary benchmark. The structure also rewards outperformance in a down market, which places equal weight on risk control. In addition, all portfolio managers and research analysts are managing 75% of their incentive bonus at all times which ensures a strong alignment of interest with our clients. The cash incentive bonus is paid out to the portfolio team over a rolling three year period to encourage a commitment to Penn Capital. The individual allocation of this performance incentive bonus is driven by the investment professionals’ adherence to the investment process and measured quarterly through a process of evaluations and review.

On a quarterly basis, each professional is ranked on twenty-four separate categories with a quality scale of one to ten. Some categories include:

•	Security selection; performance

•	Contact with management

•	Database entries (frequency and quality)

•	Their ability to work with the entire investment team

•	Value added

•	Sector weight recommendations

Investment professionals with the highest overall rankings receive the largest distribution of the incentive bonus plan. Approximately 70% of a professional’s total compensation is determined from performance with 30% accounted towards asset growth. If a principal professional leaves the firm, their equity ownership will be distributed back into the founding owners. To be sure Penn Capital’s compensation structure remains competitive, senior executives conduct periodic reviews of various compensation studies within the industry. It is our belief that our incentive program is unique within the industry and very effective.

McDonnell Investment Management , LLC (“McDonnell”)

Portfolio Manager Compensation

Generally, McDonnell professional personnel, including the portfolio managers listed above, are compensated with an annual salary that is fixed. Such portfolio managers also receive a variable year-end bonus that is determined based on the financial performance of the Subadviser and individual performance of the portfolio manager. Components of compensation for the portfolio managers are as follows:

•	Competitive base salary

•	Performance based bonus pool

•	Financial Performance of Subadviser

•	Portfolio manager performance

•	Client satisfaction / retention

•	Quality benefits program

•	Company equity participation

Portfolio manager compensation is not quantitatively based on the Portfolio’s investment performance or on the value of the Portfolio’s assets under management. However, the Portfolio’s performance, which is compared against the Lehman Brothers Municipal Bond Index, as well as the performance of other accounts managed by the Subadviser, is a component of bonus compensation.

Metropolitan West Asset Management LLC (“MWAM”)

MWAM’s compensation program for its investment professionals is designed to be competitive and appropriate to attract and retain the highest caliber employees. Compensation of investment professionals primarily reflects their ability to generate long-term investment success on behalf of client accounts. Portfolio managers who serve as Partners of MWAM receive salaries plus their respective pro rata shares of MWAM’s profits (if any). Portfolio managers who are not equity owners of MWAM receive an annual salary plus the possibility of cash bonus. In certain instances, an individual can serve as a portfolio manager and receive a cash salary plus bonus compensation based upon the revenue (or profit) received by the firm due to a specific product line. Investment professionals also receive contributions under MWAM’s profit-sharing/401(k) plan. In general, MWAM’s overall profitability determines the total amount of incentive compensation available to investment professionals. An investment professional’s total compensation is determined through a subjective process that evaluates numerous quantitative and qualitative factors, including the contribution made to the overall investment process. Not all factors apply to each investment professional and there is no particular weighting or formula for considering certain factors. Among the factors considered are: relative investment performance of portfolios (although there are no specific benchmarks or periods of time used in measuring performance); complexity of investment strategies; participation in the investment team’s dialogue; contribution to business results and overall business strategy; success of marketing/business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities; and fulfillment of MWAM’s leadership criteria.

Schroder Investment Management North America Inc. (“Schroders”)

Compensation includes without limitation, salary, bonus, deferred compensation, and pension and retirement plans and arrangements, whether the compensation is cash or non-cash. This description must clearly disclose any differences between the method used to determine the Portfolio Manager’s compensation with respect to the Portfolio and other accounts.

Schroders fund managers are paid in a combination of base salary and annual discretionary bonus, as well as the standard retirement, health, and welfare benefits available to all of our employees. Certain of the most senior managers also participate in a long-term incentive program.

Generally, portfolio managers employed by Schroders receive compensation based on the factors discussed below.

Base salary is determined by reference to the level of responsibility inherent in the role and the experience of the incumbent, and is benchmarked annually against market data to ensure that we are paying competitively. The base salary is subject to an annual review, and will increase if market movements make this necessary and/or if there has been an increase in the employee’s responsibilities. At more senior levels, base salaries tend to move less as the emphasis is increasingly on the discretionary bonus.

Discretionary bonuses for fund managers are determined by a number of factors. At a macro level the total amount available to spend is a function of the compensation to revenue ratio achieved by the firm globally. Schroders then assess the performance of the division and of the team to determine the share of the aggregate bonus pool that is spent in each area. This focus on “team” maintains consistency and minimizes internal competition that may be detrimental to the interests of our clients. For individual fund managers, Schroders assesses the performance of their funds relative to competitors and to the relevant benchmarks over one- and three-year periods, the level of funds under management, and the level of performance fees generated. Schroders also reviews “softer” factors such as leadership, contribution to other parts of the business, and adherence to our corporate values of excellence, integrity, teamwork, passion, and innovation.

For those employees receiving significant bonuses, a part may be deferred in the form of Schroders plc stock. This vests over a period of three years and ensures that the interests of the employee are aligned with those of the shareholder, and that these key employees have an increasing incentive to remain with us as their store of unvested awards grows over time.

Potential Conflicts of Interest

Potential conflicts of interest may arise when a Portfolio’s portfolio manager has day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for the portfolio managers listed in the table above.

These potential conflicts include:

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund’s ability to take full advantage of the investment opportunity.

Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

Selection of Brokers/Dealers. Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or account that they supervise. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise be available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the investment subadviser’s management fee and/or the portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the investment subadviser and/or its affiliates have interests. Similarly, the desire to maintain or raise assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording to lend preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

Related Business Opportunities. The investment subadviser or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or accounts that provide greater overall returns to the investment subadviser and its affiliates.

Westfield Capital Management Co., Inc. (“Westfield”)

Westfield seeks to identify areas of potential conflicts of interest resulting from managing both the Portfolio and other accounts. Westfield has adopted polices and procedures to address such potential conflicts. The management of multiple funds and accounts may result in allocating unequal attention and time to the management of each fund and account if each has different objectives, benchmarks, time horizons, and fees as the lead portfolio manager must allocate his time and the team’s investment ideas across multiple funds and accounts. A conflict of interest can also arise between those portfolios that incorporate a performance fee with a base advisory fee and the Portfolio. From time to time, the same securities may be recommended for both types of accounts. If this is the case, the securities are allocated in a manner Westfield believes to be fair and equitable to all affected funds and accounts. Although Westfield seeks best execution for security transactions, a potential conflict can exist in determining which broker to use to execute transaction orders because Westfield may be limited by a client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Westfield executes such directed arrangements last. Furthermore, personal accounts may give rise to potential conflicts of interest; trading in personal accounts is regulated by the firm’s Code of Ethics.

Wells Capital Management Inc. (“Wells Cap”)

Material Conflicts of Interest. The Portfolio Managers face inherent conflicts of interest in their day-to-day management of funds and other accounts because funds may have different investment objectives, strategies and risk profiles than the other accounts managed by the Portfolio Managers. For instance, to the extent that the Portfolio Managers manage accounts with different investment strategies than the Portfolio, they may from time to time be inclined to purchase securities, including initial public offerings for one account but not for a fund. Additionally, some of the accounts managed by the Portfolio Managers may have different fee structures, including performance fees, which are or have the potential to be higher or lower, in some cases significant higher or lower, than the fees paid by funds including the Portfolio. The differences in the structures may provide an incentive to the Portfolio Managers to allocate more favorable trades to the higher paying accounts.

To minimize the effects of these inherent conflicts of interest, Wells Cap has adopted and implemented policies and procedures including brokerage and trade allocation policies and procedures, that it believes address the potential conflicts associated with managing portfolios for multiple clients and ensures that all clients are treated fairly and equitably. Additionally, Wells Cap may minimize inherent conflicts of interest by assigning the Portfolio Managers to accounts having similar objectives. Accordingly, security block purchases are allocated to all accounts with similar objectives in proportionate weightings. Furthermore, Wells Cap has adopted a Code of Ethics under Rule 17j-1 of the 1940 Act and Rule 204A-1 under the Investment Advisers Act of 1940 to address potential conflicts associated with managing the Portfolio and any personal accounts the Portfolio Manager may maintain.

Wells Cap’s Portfolio Managers often provide investment management for separate accounts advised in the same or similar investment style as that provided to mutual funds. While management of multiple accounts could potentially lead to conflicts of interest over various issues such as trade allocation, fee disparities and research acquisition, Wells Cap has implemented policies and procedures for the express purpose of ensuring that clients are treated fairly and that potential conflicts of interest are minimized.

Cambiar Investors, LLC (“Cambiar”)

Potential Conflicts of Interest:

First and foremost, Cambiar places the interests of its clients and shareholders first and expects all of its employees to meet their fiduciary duties. Cambiar recognizes that there are certain inherent risks in its business and accordingly has developed policies and procedures designed to identify, manage and mitigate the effects of actual or potential conflicts of interest. All clients are given fair and equitable treatment for trade allocation, brokerage and other advisory services.

Cambiar has formally addressed conflict of interest situations by conducting annual reviews of the firm’s policies and procedures to determine that they are current and effective in view of the firm’s businesses practices, advisory services, and current regulatory requirements. As part of the firm’s annual review, or more frequently, as may be appropriate, policies and procedures are evaluated and updated to reflect any changes in the firm’s activities, personnel, or regulatory developments. Any update in its procedures is communicated to the appropriate employee or third party.

All employees are required to read and sign off on the firm’s Code of Ethics (the “Code”) annually. The Code contains provisions reasonably necessary to prevent persons from engaging in acts in violation of the above standard and procedures reasonably necessary to prevent violations of the Code.

Personal trading is addressed in the firm’s Code of Ethics and is strictly monitored. Cambiar’s policy allows employees to maintain personal securities accounts provided any personal investing by an employee in any accounts in which the employee had a beneficial interest, including any accounts for and immediate family or household members, is consistent with Cambiar Investors fiduciary duty to its clients and consistent with regulatory requirement. As a matter of policy and procedure, access persons are required to pre-clear through and report to the firm’s chief compliance officer.

AllianceBernstein L.P. (“AllianceBernstein”)

As an investment adviser and fiduciary, AllianceBernstein owes its clients and shareholders an undivided duty of loyalty. We recognize that conflicts of interest are inherent in our business and accordingly have developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AllianceBernstein Mutual Funds, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. We place the interests of our clients first and expect all of our employees to meet their fiduciary duties.

Employee Personal Trading

AllianceBernstein has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of AllianceBernstein own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, AllianceBernstein permits its employees to engage in personal securities transactions, and also allows them to acquire investments in the AllianceBernstein Mutual Funds through direct purchase, 401(k)/profit sharing plan investment and/or notionally in connection with deferred incentive compensation awards. AllianceBernstein’s Code of Ethics and Business Conduct requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by AllianceBernstein. The Code also requires preclearance of all securities transactions and imposes a one-year holding period for securities purchased by employees to discourage short-term trading.

Managing Multiple Accounts for Multiple Clients

AllianceBernstein has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, AllianceBernstein’s policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. No investment professional that manages client accounts carrying performance fees is compensated directly or specifically for the performance of those accounts. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for our clients and is not tied specifically to the performance of any particular client’s account, nor is it directly tied to the level or change in the level of assets under management.

Allocating Investment Opportunities

AllianceBernstein has policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The investment professionals at AllianceBernstein routinely are required to select and allocate investment opportunities among accounts. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

AllianceBernstein’s procedures are also designed to prevent potential conflicts of interest that may arise when AllianceBernstein has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which AllianceBernstein could share in investment gains.

To address these conflicts of interest, AllianceBernstein’s policies and procedures require, among other things, the prompt dissemination to investment professionals of any initial or changed investment recommendations by analysts; the aggregation of orders to facilitate best execution for all accounts; price averaging for all aggregated orders; objective allocation for limited investment opportunities (e.g., on a rotational basis) to ensure fair and equitable allocation among accounts; and limitations on short sales of securities. These procedures also require documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account.

NFJ Investment Group L.P. (“NFJ”)

NFJ provides investment management services across a broad range of primarily equity assets including domestic and foreign based securities. NFJ provides discretionary and non-discretionary investment management or subadvisory services to institutional clients and non-institutional clients principally through separate accounts and a variety of commingled funds (including SEC registered open-end investment companies and SEC registered closed-end investment companies) which may be sponsored or established by affiliates of NFJ Investment Group or by unaffiliated third parties. NFJ also provides non-discretionary subadvisory services to an affiliated adviser who participates in managed account/wrap fee programs which are sponsored by unaffiliated broker-dealers by providing investment models to such affiliate. NFJ may also provide investment models on a non-discretionary basis directly to unaffiliated third parties which may manage accounts participating in, or sponsor, managed account/wrap fee programs.

Like other investment professionals with multiple clients, a portfolio manager for a Portfolio may face certain potential conflicts of interest in connection with managing both the Portfolio and other accounts at the same time. The paragraphs below describe some of the potential conflicts, which NFJ believes are faced by investment professionals at most major financial firms. NFJ has adopted compliance policies and procedures that attempt to address these potential conflicts. The management of the accounts with different advisory fees rates and/or fee structures may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. The potential conflicts may include, among others:

•	The most attractive investments could be allocated to higher-fee accounts

•

The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier or more opportune time.

•	The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

A potential conflict of interest may arise when a Portfolio and other accounts purchase or sell the same securities. On occasions when a Portfolio manager considers the purchase or sale of a security to be in the best interests of a portfolio as well as other accounts, the NFJ trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to a Portfolio or another account if one account is favored over another in allocating securities purchased or sold – for example, by allocating a disproportionate amount of a security that is like to increase in value to a favored account.

Another potential conflict of interest may arise based on the different investment objectives and strategies of a Fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than a Portfolio. Depending on another account’s objectives or other factors, a portfolio manager may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to a Portfolio. In addition, investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by a portfolio manager when one or more other accounts are selling the security. There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other funds.

A Portfolio’s portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were able to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

A Portfolio’s portfolio manager may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the Portfolios. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commission is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the Portfolio and NFJ’s other clients, a portfolio’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

A Portfolio’s portfolio manager may also face other potential conflicts of interest in managing a Portfolio, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the Portfolios and other accounts. In addition, a Portfolio’s portfolio manager may also manage other accounts (including their personal assets or the assets of family members) in their personal capacity. The management of these accounts may also involve certain of the potential conflicts described above. Front-running could also exist if a portfolio manager transacted in his own personal account prior to placing an order for a Portfolio or other client. NFJ’s investment personnel, including the Portfolio’s portfolio manager, are subject to restrictions on engaging in personal securities transactions, pursuant to a Code of Ethics adopted by NFJ, which contain provision and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Portfolio.

As part of NFJ’s Compliance Program, NFJ appointed a Chief Compliance Officer and has established a Compliance Committee, a Best Execution Committee, a Proxy Voting Committee and a Pricing Committee to help develop policies and procedures that help NFJ avoid and mitigate areas that could present potential conflicts of interest. Each of the Committees is also responsible for monitoring and overseeing the functions performed by NFJ relevant to such Committee’s mandate.

Wall Street Associates LLC

As a registered investment adviser, and as a fiduciary to Wall Street Associates’ advisory clients, Wall Street Associates has a duty of loyalty to always act in utmost good faith, place our clients’ interests first and foremost and to make full and fair disclosure of all material facts and in particular, information as to any potential and/or actual conflicts of interests. Part of that loyalty involves periodically conducting a risk-based analysis of the firm and assessing the possible conflicts of interest that exist which are both inherent in the investment management business and particular to the firm. As a result of this analysis, Wall Street Associates has developed policies and procedures reasonably designed to detect, prevent, and correct possible conflicts of interest. Wall Street Associates believes such policies are reflective of the firm’s compliance culture and desire to ensure all clients are treated in a fair and equitable manner.

Wall Street Associates’ Form ADV and Compliance Manual contain full review and disclosure of the firm’s services and possible conflicts of interest. Both are available upon request. Following is an overview of the types of conflicts either inherent to the business or particular to Wall Street Associates:

Allocation of Limited Time and Attention. Portfolios are managed on a team basis with individual portfolio managers having total discretion over buy and sell decisions within their sector specialty across all portfolios. We believe this structure allows each client to receive equal time and attention from portfolio managers and the investment team to the management of accounts.

Performance-Based Fee Accounts. Wall Street Associates views trade allocation planning as a crucial step in our attempt to obtain best execution and in ensuring the fair and equitable treatment of each client account during the trading process. The use of a computerized trade/portfolio management system allows the trading desk to automatically:

•	Screen individual account parameters to ensure compliance with client guidelines and objectives.

•	Check for any cash restraints.

•	“Reserve” the appropriate amount of shares, generally on a pro rata basis, for each account within the selected strategies.

•	The Trade Allocation plan ensures:

•

Performance-based accounts within a strategy do not get favored over other client accounts within the same strategy. Also, the firm’s own accounts (proprietary hedge fund accounts) are never favored over any client accounts.

•	No group of accounts is systematically disadvantaged versus any other group.

•	The proper treatment of “hot issues.”

This typically results in a trade that is fairly and equitably allocated among accounts on either a pro rata or rebalancing (i.e., effecting a “bunched” trade in such a way as to even out the position sizes among accounts in a strategy) basis. Exceptions, however, may occur. Individual account constraints and low cash levels may, from time to time, require a “manual override” of the Allocation Plan by the trading desk. In situations where such constraints exist, trades for the constrained accounts can be changed (e.g., constrained accounts may not obtain shares with the other accounts within the strategy, or may instead only obtain a portion of the shares “reserved” for the constrained account) by direction of the Portfolio Manager.

Allocation of Limited Investment Opportunities. As a manager in the smaller capitalization end of the investment universe Wall Street Associates regularly seeks to obtain thinly traded issues for client accounts. As a result, market conditions may only allow Wall Street Associates to partially obtain the shares sought in an aggregated trade. In such cases, the trading desk follows its Allocation Plan by using its trading/portfolio management system to allocate the “partial fill” to individual accounts on either a pro-rata or “rebalanced” (i.e., effecting a “bunched” trade in such a way as to even out the position sizes among accounts in a strategy) basis. This ensures that no accounts are systematically disadvantaged in their ability to obtain shares. Allocation Plans are then revised to pursue trade execution for the aggregated trade. In the event of small or partial executions that do not spread significantly among accounts, a “random by account” function can be employed by the trading/portfolio management system to reduce transaction costs. Accounts can then be rebalanced on the next appropriate block trade.

Allocation of Initial Public Offerings (IPOs). Wall Street Associates attempts to allocate IPOs in a manner that is fair and equitable to clients. In many instances, IPOs can be allocated to eligible client accounts (WSA’s performance-based offshore fund and limited investment partnership currently are not eligible to receive IPO allocations) in much the same way as non-IPOs. Although we attempt to manage all accounts within specific product strategies equally, IPO offerings may at times be handled differently because of the limited size of IPO shares made available. Upon subscription for an IPO allocation, the appropriate group of eligible accounts to receive the shares is chosen by portfolio managers using factors such as market capitalization, cash availability, allocation size and the eligible account’s current industry/sector weightings. Because actual receipts of IPO shares to Wall Street Associates can be small in size, this may require that shares be reallocated on a random/rotational basis instead of a pro-rata basis to eligible clients with similar investment strategies. This could result in some eligible clients not having an equal opportunity to participate in every IPO investment. In such cases Wall Street Associates attempts to rotate the small IPO allocations among different eligible accounts so as to not systematically disadvantage any eligible account.

Pursuit of Differing Strategies (Hedge Funds). The investment activities of employees of investment advisory firms are the subject of various federal securities laws, rules and regulations. Underlying these requirements is the fiduciary capacity in which an investment adviser acts for clients. A fiduciary has a duty of loyalty to clients, which requires that the adviser act for the best interests of the clients and always place the clients’ interests first and foremost. Wall Street Associates considers itself a fiduciary to its hedge fund clients as well as all other clients for which it provides investment advisory services.

When Wall Street Associates’ hedge funds (La Jolla Partners and the La Jolla International Growth Fund) invest, conflicts of interest may arise between Wall Street Associates long-only clients and hedge fund clients. In contrast to the inherent conflicts that could take place from differing investment objectives, certain breaches of fiduciary duty could arise from front-running (e.g., a hedge fund trading before Wall Street Associates client transactions are executed), or using Wall Street Associates client portfolio assets to have influence on market prices for the benefit of hedge fund assets.

The following guidelines will apply to hedge fund practices at Wall Street Associates:

1.	Hedge fund investment personnel will be guided by the Principles in Wall Street Associates’ Code of Ethics and Conduct. Fiduciary principles are stressed in the firm’s Code of Ethics and Conduct as to the priority of client interests and conducting trading to avoid conflicts of interests.

2.	Hedge fund investment personnel will be guided by Wall Street Associates’ Policy Statement on Insider Trading. Among these policies and procedures are restricting access to files likely to contain nonpublic information, restricting trading in securities about which the firm’s employees might possess nonpublic information, and monitoring and reviewing trading for the firm and individuals as well as policies governing the conduct of personnel regarding personal trading. Any person having access to material and nonpublic corporate information violates anti-fraud provisions of the federal securities laws by effecting securities transactions without disclosure of the information.

3.	Hedge fund investment personnel will abide by the firm’s Statement of Policy and Procedures Regarding Hedge Fund Securities Transactions.

4.	Restrictions on hedge fund trading include:

a)	a prohibition on establishing “short” positions on securities held in long-only client accounts.

b)	a prohibition on investing in initial public offerings to avoid potential conflicts of interest between hedge funds and other Wall Street Associates clients:

c)	a procedure for the prior review and approval of any private placement investment by any advisory person;

d)	a restriction on hedge fund investment personnel that only gifts of de minimis value may be accepted;

e)	a prohibition on hedge fund investment personnel serving as directors of publicly traded companies without prior approval based on the interests of the investment company/clients; and

f)	a pre-clearance approval process for all securities transactions will be followed.

Selection of Brokers/Dealers. Broker-dealers are selected on such variables as order flow, research coverage, idea generation, client direction, commission rates charged, volume discounts, financial responsibility, and overall responsiveness. It is the policy of Wall Street Associates that trades not be directed to a particular broker-dealer to compensate that broker-dealer for promoting subadvised mutual fund shares. Normally, Wall Street Associates does not know which broker-dealers are responsible for selling larger volumes of subadvised mutual fund shares. As part of its trading policy, Wall Street Associates does not seek disclosure from subadvised mutual fund Clients as to the volume of fund shares sold or promoted by particular broker-dealers. Additionally, it is the policy of Wall Street Associates subadvised mutual fund Clients to not disclose such information. To avoid even the appearance of a conflict of interest, Wall Street Associates prohibits: (1) Taking into account a particular broker-dealer’s promotion or the sale of subadvised mutual fund shares when selecting broker-dealers; and (2) Entering into any agreement or understanding to direct portfolio securities transactions or certain other remuneration to broker-dealers in consideration for the sale of subadvised mutual fund shares.

Employee Personal Trading. The personal trading and investment activities of employees of investment advisory firms are the subject of various federal securities laws, rules and regulations. Underlying these requirements is the fiduciary capacity in which an investment adviser acts for clients.

A fiduciary has a duty of loyalty to clients which requires that the adviser act for the best interests of the clients and always place the clients’ interests first and foremost.

When investment advisory personnel invest for their own accounts, conflicts of interest may arise between the client’s and the employee’s interests. The conflicts may include taking an investment opportunity from the client for an employee’s own portfolio, using an employee’s advisory position to take advantage of available investments, or frontrunning, which may be an employee trading before making client transactions, thereby taking advantage of information or using client portfolio assets to have an effect on the market which is used to the employee’s benefit.

Wall Street Associates, as a matter of policy and practice, and consistent with industry best practices and SEC requirements (Rule 204A-1 under the Advisers Act and Rule 17j-1 under the 1940 Act, which is applicable if the firm acts as investment adviser to a registered investment company), has adopted a written Code of Ethics covering all supervised persons. Our firm’s Code of Ethics requires high standards of business conduct, compliance with federal securities laws, reporting and recordkeeping of personal securities transactions and holdings, reviews and sanctions. The Code of Ethics requires preclearance of all securities transactions and imposes blackout periods for securities purchased by employees to discourage short-term trading and prevent any possible conflict of interest situations that may arise.

Related Business Opportunities. Wall Street Associates is solely an investment advisory firm and has no other related businesses or affiliates. A copy of our ADV, which contains a description of the firm’s business and services is available upon request.

Rutabaga Capital Management LLC

Rutabaga has informed the Trust that the investment manager is very careful to ensure that there are no conflicts of interest in the management of different accounts within each separate investment product. All accounts are managed alike. As a result purchases and sales are allocated proportionally based on the respective asset levels of each account. This ensures that no account is advantaged or disadvantaged relative to any other account. This is evidenced in the extremely low dispersion in performance among accounts.

Delaware Management Company

Individual portfolio managers may perform investment management services for other accounts similar to those provided to the Portfolios and the investment action for each account and Portfolio may differ. For example, one account or fund may be selling a security, while another account or fund may be purchasing or holding the same security. As a result, transactions executed for one account or fund may adversely affect the value of securities held by another account or fund. Additionally, the management of multiple accounts and funds may give rise to potential conflicts of interest, as a portfolio manager must allocate time and effort to multiple accounts and funds. A portfolio manager may discover an investment opportunity that may be suitable for more than one account or fund. The investment opportunity may be limited, however, so that all accounts and funds for which the investment would be suitable may not be able to participate. Delaware has adopted procedures designed to allocate investments fairly across multiple accounts.

Some of the accounts managed by the portfolio managers have performance-based fees. This compensation structure presents a potential conflict of interest. The portfolio manager has an incentive to manage this account so as to enhance its performance, to the possible detriment of other accounts for which the investment manager does not receive a performance-based fee.

A portfolio manager’s management of personal accounts also may present certain conflicts of interest. While the investment manager’s code of ethics is designed to address these potential conflicts, there is no guarantee that it will do so.

Brandywine Global Investment Management, LLC (“Brandywine Global”)

There are no material conflicts of interest with respect to the management of the products in question. The business conduct of Brandywine Global employees is governed by its Code Of Ethics. The code is intended to assist its employees in meeting the high standards Brandywine Global follows in conducting its business. Brandywine Global is committed to the highest standards of business conduct. Therefore, the firm annually collects information on its employees in regards to business relationships both internally (within the Legg Mason Family) and externally. Brandywine Global has created a Code of Ethics in which one must always act in the best interests of clients, as all Access Persons are prohibited from engaging in any action that could pose an actual or perceived conflict of interest. In addition, all Access Persons are prohibited from contributing to a conflict of interest between any person acting in a fiduciary capacity with respect to a current or potential client and that client.

Access Person means every director or officer of Brandywine Global; every employee of Brandywine Global; every natural person in a control relationship with Brandywine Global who obtains information concerning recommendations made with regard to the purchase or sale of a Security, prior to its dissemination or prior to the execution of all resulting trades; and such other persons as Brandywine Global’s Compliance Department shall designate.

Philadelphia International Advisors LP (“PIA”)

PIA has informed the Trust that no conflicts of interest are expected to arise in connection with the management of any other PIA managed portfolio and that all PIA clients are treated fairly and equitably with regard to the services rendered by PIA. PIA has informed the trust that no clients are given preferential treatment for trade allocation, brokerage, or other advisory services provided by PIA.

All PIA employees complete a conflict of interest survey on an annual basis. The survey asks detailed questions regarding employee (and direct family) relationships and outside activities to document any potential conflict of interest with our clients. Any noteworthy relationships are monitored.

SSgA Funds Management, Inc. (“SSgA FM”)

A Portfolio Manager may be subject to potential conflicts of interest because he or she is responsible for other accounts in addition to the Fund. Potential conflicts may arise out of (a) the Portfolio Manager’s execution of different investment strategies for various accounts or (b) the allocation of investment opportunities among the Portfolio Manager’s accounts with the same strategy.

A potential conflict of interest may arise as a result of the Portfolio Manager’s responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the Portfolio Manager’s accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment. The Portfolio Manager may also manage accounts whose objectives and policies differ from that of the Fund. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the Portfolio Manager may have adverse consequences for another account managed by the Portfolio Manager. For example, an account may sell a significant position in a security, which could cause the market price of that security to decrease, while the Fund maintained its position in that security.

A potential conflict may arise when the Portfolio Manager is responsible for accounts that have different advisory fees—the difference in fees could create an incentive for the Portfolio Manager to favor one account over another, for example, in terms of access to investment opportunities. This conflict may be heightened if an account is subject to a performance-based fee. Another potential conflict may arise when the Portfolio Manager has an investment in one or more accounts that participates in transactions with other accounts. His or her investment(s) may create an incentive for the portfolio manager to favor one account over another. SSgA FM has adopted policies and procedures reasonably designed to address these potential material conflicts. For instance, portfolio managers within SSgA FM are normally responsible for all accounts within a certain investment discipline, and do not, absent special circumstances, differentiate among the various accounts when allocating resources. Additionally, SSgA FM and its advisory affiliates utilize a system for allocating investment opportunities among portfolios that is designed to provide a fair and equitable allocation.

Newgate Capital Management LLC (“Newgate”)

Newgate does not have any material conflicts of interest, however, as an investment advisor to numerous clients, the firm recognizes that potential conflicts of interest may arise which are inherent to our business. Newgate maintains policies and procedures to address potential conflicts of interest. These include the execution of portfolio transactions, allocation of trades, soft dollars and the code of ethics which addresses issues on personal trading.

Trade allocation is based on what is fair, equitable and reasonable to all clients based on Newgate’s policies and procedures and the investment objectives of the client. It is meant to prevent the discrimination of one client over another and to avoid any preferential treatment. When purchasing a security, each client should be able to equitably benefit from the value. Newgate has a number of clients who have similar investment styles. Therefore, the potential to allocate for one client over another, particularly with respect to institutional clients over individual clients is always present. In order to guard against this, Newgate has an automated system in place where it follows a pro-rata allocation method for order placement.

In situations where a pro-rata allocation may not be appropriate because the trade order is deemed unreasonable (i.e. target weighting restrictions, security restriction or some other restriction due to the individual investment advisory agreement), an exception to the order size method of allocation may be appropriate. The reasonableness of the allocation is assessed by a review of the investment guidelines of the particular account conducted by the Newgate team.

Newgate does not have any affiliates; however, Newgate is an investment advisor for the Smith Barney Fiduciary Services Program (FS wrap program). This does not affect Newgate’s trading for the Portfolio.

Pacific Investment Management Company LLC (“PIMCO”)

Conflicts of Interest

From time to time, potential conflicts of interest may arise between a portfolio manager’s management of the investments of a Portfolio, on the one hand, and the management of other accounts, on the other. The other accounts might have similar investment objectives or strategies as the Portfolios, track the same index a Portfolio tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Portfolios. The other accounts might also have different investment objectives or strategies than the Funds.

Knowledge and Timing of Portfolio Trades. A potential conflict of interest may arise as a result of the portfolio manager’s day-to- day management of a Portfolio. Because of their positions with the Funds, the portfolio managers know the size, timing and possible market impact of a Portfolio’s trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of a Fund.

Investment Opportunities. A potential conflict of interest may arise as result of the portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both a Portfolio and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Portfolio and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a Portfolio and another account. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Under PIMCO’s allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines and PIMCO’s investment outlook. PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by- side management of the Portfolios and certain pooled investment vehicles, including investment opportunity allocation issues.

Performance Fees. A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to a Portfolio. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities among the Portfolios and such other accounts on a fair and equitable basis over time.

BlackRock Financial Management, Inc.

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Portfolio, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Portfolio. In addition, BlackRock, its affiliates and any officer, director, stockholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, or any of its affiliates, or any officer, director, stockholder, employee or any member of their families may take different actions than those recommended to the Portfolio by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Each portfolio manager also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for the Portfolio. In this connection, it should be noted that Messrs. Anderson and Amero currently manage certain accounts that are subject to performance fees. In addition, Messrs. Anderson and Amero assist in managing certain hedge funds and may be entitled to receive a portion of any incentive fees earned on such funds and a portion of such incentive fees may be voluntarily or involuntarily deferred. Additional portfolio managers may in the future manage other such accounts or funds and may be entitled to receive incentive fees.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted a policy that is intended to ensure that investment opportunities are allocated fairly and equitably among client accounts over time. This policy also seeks to achieve reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base.

Western Asset Management Company

Potential conflicts of interest may arise in connection with the management of multiple accounts (including accounts managed in a personal capacity). These could include potential conflicts of interest related to the knowledge and timing of a Portfolio’s trades, investment opportunities and broker selection. Portfolio managers may be privy to the size, timing and possible market impact of a Portfolio’s trades.

It is possible that an investment opportunity may be suitable for both a Portfolio and other accounts managed by a portfolio manager, but may not be available in sufficient quantities for both the Portfolio and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a Portfolio and another account. A conflict may arise where the portfolio manager may have an incentive to treat an account preferentially as compared to a Portfolio because the account pays a performance-based fee or the portfolio manager, the subadviser or an affiliate has an interest in the account. The subadviser has adopted procedures for allocation of portfolio transactions and investment opportunities across multiple client accounts on a fair and equitable basis over time. All eligible accounts that can participate in a trade share the same price on a pro-rata allocation basis in an attempt to mitigate any conflict of interest. Trades are allocated among similarly managed accounts to maintain consistency of portfolio strategy, taking into account cash availability, investment restrictions and guidelines, and portfolio composition versus strategy.

With respect to securities transactions for the Portfolios, the subadvisers determine which broker or dealer to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as pooled investment vehicles that are not registered investment companies and other accounts managed for organizations and individuals), the subadvisers may be limited by the client with respect to the selection of brokers or dealers or may be instructed to direct trades through a particular broker or dealer. In these cases, trades for a Portfolio in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of a Portfolio or the other account(s) involved. Additionally, the management of multiple funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each Portfolio and/or other account.

It is theoretically possible that portfolio managers could use information to the advantage of other accounts they manage and to the possible detriment of a Portfolio. For example, a portfolio manager could short sell a security for an account immediately prior to a Portfolio’s sale of that security. To address this conflict, the subadvisers have adopted procedures for reviewing and comparing selected trades of alternative investment accounts (which may make directional trades such as short sales) with long only accounts (which include the Portfolios) for timing and pattern related issues. Trading decisions for alternative investment and long only accounts may not be identical even though the same Portfolio Manager may manage both types of accounts. Whether the subadvisers allocates a particular investment opportunity to only alternative investment accounts or to alternative investment and long only accounts will depend on the investment strategy being implemented. If, under the circumstances, an investment opportunity is appropriate for both its alternative investment and long only accounts, then it will be allocated to both on a pro-rata basis.

A portfolio manager may also face other potential conflicts of interest in managing a Portfolio, and the description above is not a complete description of every conflict of interest that could be deemed to exist in managing both a Portfolio and the other accounts listed above.

Penn Capital Management Co., Inc.

Penn Capital as an investment adviser has the fiduciary duty to uphold our clients’ “best interest.” Penn Capital’s “Code of Ethics” specifies and prohibits certain activities deemed to create conflicts of interest or at least the potential for or the appearance of such a conflict.

Personal Trading

Penn Capital allows its employees to engage in personal transactions. The “Personal Trading Procedure” in our Compliance Manual defines the rules that employees must follow when conducting such activities. It includes a blackout period when the specific security is under consideration and or recent transaction occurred for the clients’ accounts. Penn Capital requires pre-clearance/approval from its Chief Compliance Officer or the Director of Research (“Authorizing Person”) before execution of personal trade. The Authorizing Person’s personal trades must seek approval from the other Authorizing Person prior to execution of the trade.

Allocation of Investment Opportunities

Penn Capital’s investment team headed by the CIO, together with the portfolio managers and analysts makes purchase and sale decisions across all investment strategies. The investment team provides the trader the recommended weighted percentage and price of the security under consideration. The trader will run a buy or sell allocation for the security and determine the appropriate allocation based upon the availability of cash in each account and the minimum number of bonds/stocks to place in each account.

Allocation of Initial Public Offering (“IPO”)

Penn Capital maintains a list of clients willing to participate in IPOs. Allocation for IPOs and new issue bonds are predetermined prior to the order. A list is maintained of the IPOs participated in and the allocations to the specific accounts. The list is reviewed to maintain equality amongst participating clients. IPOs will not be placed in accounts which Penn Capital has a financial/general partnership interest. In addition, the portfolio and trading teams will not participate in IPOs for their personal accounts.

McDonnell Investment Management, LLC

Material Conflicts of Interest

There are certain inherent and potential conflicts of interest between the Subadviser’s management of the Portfolio and the activities of other accounts (“Other Accounts”). The Other Accounts might have similar investment objectives as the Fund or hold, purchase, or sell securities that are eligible to be held, purchased, or sold by the Portfolio. A potential conflict of interest may arise as a result of the portfolio manager(s)’ day-to-day management of the Portfolio. For example, Subadviser does not devote its full time to the management of any one account and will only be required to devote such time and attention to the Fund as it, in its sole discretion, deems necessary for the management of the Portfolio. While the portfolio manager(s)’ management of other accounts may give rise to the following potential conflicts of interest, McDonnell does not believe that the conflicts, if any, are material or, to the extent any such conflicts are material, McDonnell believes that it has designed policies and procedures to manage those conflicts in an appropriate way.

A potential conflict of interest may arise as a result of the portfolio manager(s)’ management of the Portfolio and other accounts which, in theory, may allow them to allocate investment opportunities in a way that favors other accounts over the Fund, which may be exacerbated to the extent that McDonnell or the portfolio manager(s) receive, or expect to receive, greater compensation from their management of the other accounts than the Portfolio. Because of their positions with the Portfolio, the portfolio manager(s) know the size, timing, and possible market impact of Portfolio trades. It is theoretically possible that the portfolio manager(s) could use this information to the advantage of other accounts they manage and to the possible detriment of the Portfolio. However, McDonnell has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

There may also be a conflict of interest in the allocation of investment opportunities between the Portfolio and other accounts, which Subadviser advises. Although Subadviser will allocate investment opportunities in a manner, which it believes in good faith to be in the best interests of all the accounts involved, and will in general allocate investment opportunities believed to be appropriate for both the Portfolio and one or more of its other accounts among the Portfolio and such other accounts on an equitable basis, there can be no assurance that a particular investment opportunity, which comes to the attention of the Subadviser, will be allocated in any particular manner. In particular, some of these other accounts may seek to acquire securities of the same issuer as the Portfolio, or to dispose of investments the Portfolio is seeking to acquire. In addition, other accounts advised by the Subadviser have different investment objectives or considerations than the Portfolio; thus, decisions as to purchases of and sales for each account are made separately and independently in light of the objectives and purposes of such account. Notwithstanding this theoretical conflict of interest, it is McDonnell’s policy to manage each account based on its investment objectives and related restrictions and, as discussed above, McDonnell has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time, and in a manner consistent with each account’s investment objectives and related restrictions.

The Subadviser may from time to time hold on behalf of its clients positions of more than 5% of the debt or equity securities of several issuers. If the Subadviser were to decide or be required for any reason to sell one or more of these positions over a short period of time, the Portfolio might suffer a greater loss due to the concentration of such positions than would be the case, if Subadviser did not take significant interests in any particular issuer.

Notwithstanding anything to the contrary above, the Subadviser will resolve all conflicts of interest by exercising the good faith required of fiduciaries.

Metropolitan West Asset Management LLC (“MWAM”)

MWAM’s portfolio managers are responsible for the management of more than one account. Management of more than one account leads to the potential for the allocation of particular transactions in a way that may favor one account over another. The side-by-side management of a fund, separate accounts, proprietary accounts and pooled investment vehicles may raise potential conflicts of interest relating to the allocation of investment opportunities and the aggregation and allocation of trades. In addition, certain trading practices, such as the potential for cross-trading between a fund and another account, raise conflicts of interest. The principal types of potential conflicts of interest that may arise are discussed below. Although the Trust and MWAM have adopted procedures that they believe are reasonably designed to detect and prevent violations of the federal securities laws and to mitigate the potential for conflicts of interest to affect portfolio management decisions, there can be no assurance that all conflicts will be identified or that all procedures will be effective in fully mitigating such risks. Generally, the risks of such conflicts of interests are increased to the extent that a portfolio manager has a financial incentive to favor one account over another.

•

A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings and private placements. If, for example, an initial public offering that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation of a particular initial public offering.

•

A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price. When a portfolio manager intends to trade the same security on the same day for more than one account, the trades typically are “bunched,” which means that the trades for the individual accounts are aggregated and each account receives the same price. There are some types of accounts as to which bunching may not be possible for contractual reasons (such as directed brokerage arrangements). Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, the portfolio manager will place the order in a manner intended to result in as favorable a price as possible for such client.

•

A portfolio manager could favor an account if the portfolio manager’s compensation is tied to the performance of that account to a greater degree than other accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager’s bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if MWAM receives a performance-based advisory fee, the portfolio manager may have an incentive to favor that account, whether or not the performance of that account directly determines the portfolio manager’s compensation. This structure may create inherent pressure to allocate investments having a greater potential for higher returns to those accounts with higher performance fees.

•

A portfolio manager may have an incentive to favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest.

•

With respect to securities transactions for the Portfolio, MWAM determines which broker to use to execute each order, consistent with its duty to seek best execution. MWAM aggregates like orders where it believes doing so is beneficial to the accounts. However, with respect to certain separate accounts, MWAM may be limited by clients or by other constraints with respect to the selection of brokers or it may be instructed to direct trades through particular brokers. In these cases, MWAM may place separate, non-simultaneous transactions for the Portfolio and another account, which may temporarily affect the market price of the security or the execution of the transaction to the detriment of one or the other.

If the different accounts have materially and potentially conflicting investment objectives or strategies, a conflict of interest could arise. For example, if a portfolio manager purchases a security for one account and sells the same security short for another account, such trading pattern may disadvantage either the account that is long or short. In making portfolio manager assignments, the Trust and MWAM seek to avoid such potentially conflicting situations. However, when a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.

Schroder Investment Management North America Inc. (“Schroders”)

Whenever the portfolio manager of the Portfolio manages other accounts, potential conflicts of interest exist, including potential conflicts between the investment strategy of the Fund and the investment strategy of the other accounts. For example, in certain instances, a portfolio manager may take conflicting positions in a particular security for different accounts, by selling a security for one account and continuing to hold it for another account. In addition, the fact that other accounts require the portfolio manager to devote less than all of his time to the Fund may be seen itself to constitute a conflict with the interest of the Fund.

The portfolio manager may also execute transactions for another portfolio or account at the direction of such fund or account that may adversely impact the value of securities held by the Portfolio. Securities selected for funds or accounts other than the Portfolio may outperform the securities selected for the Fund. Finally, if the portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Portfolio may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and accounts.

At Schroders, individual portfolio managers may manage multiple accounts for multiple clients. In addition to mutual funds, these other accounts may include separate accounts, collective trusts, or offshore funds. Certain of these accounts may pay a performance fee, and portfolio managers may have an incentive to allocate investment to these accounts.

Schroders manages potential conflicts between funds or with other types of accounts through allocation policies and procedures, internal review processes, and oversight by directors. Schroders has developed trade allocation systems and controls to ensure that no one client, regardless of type, is intentionally favored at the expense of another. Allocation policies are designed to address potential conflicts in situations where two or more funds or accounts participate in investment decisions involving the same securities.

The structure of each portfolio manager’s compensation may give rise to potential conflicts of interest. Each portfolio manager’s base pay tends to increase with additional and more complex responsibilities that include increased assets under management, which indirectly links compensation to sales.

Schroders has adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

Portfolio Manager Ownership Disclosure

Set forth below is the amount of shares of each Portfolio owned by the Portfolio Managers as of August 31, 2007

Westfield Capital Management Co., Inc.

All managers—None

Delaware Management Company

All managers—None

Wells Capital Management Inc.

Thomas J. Pence—None

Michael Harris—None

Cambiar Investors, LLC

All managers—None

NFJ Investment Group L.P.

Large Capitalization Value

Chris Najork—$500,001-1,000,000

Thomas W. Oliver—$10,001-50,000

Small Capitalization Value

Chris Najork—$500,001-1,000,000

R. Burns McKinney—$1-10,000

AllianceBernstein L.P.

All managers—None

Wall Street Associates LLC

All managers—None

Rutabaga Capital Management LLC

All managers—None

Schroder Investment Management North America Inc.

All managers-None

Philadelphia International Advisors LP

All managers—None

Brandywine Global Investment Management, LLC

All managers—None

Newgate Capital Management LLC

All managers—None

SSgA Funds Management, Inc.

All managers—None

Pacific Investment Management Company LLC

All managers—None

BlackRock Financial Management, Inc.

All managers—None

Western Asset Management Company

All managers—None

Metropolitan West Asset Management LLC

All managers-None

Penn Capital Management Co., Inc.

All managers—None

McDonnell Investment Management , LLC

All managers—None

Standish Mellon Asset Management Company LLC

All managers—None

PURCHASE OF SHARES

Purchases of shares of a Portfolio through an Advisory Service must be made through a brokerage account maintained with CGM. Payment for Portfolio shares must be made by check directly to CGM or to a broker that clears securities transactions through CGM. No brokerage account or inactivity fee is charged in connection with a brokerage account through which an investor purchases shares of a Portfolio.

Shares of the Portfolios are available exclusively to participants in Advisory Services and certain asset based fee programs and are generally designed to relieve investors of the burden of devising an asset allocation strategy to meet their individual needs as well as selecting individual investments within each asset category among the myriad choices available. Advisory Services generally provide investment advice in connection with investments among the Trust’s Portfolios by identifying the investor’s risk tolerances and investment objectives through evaluation of an investment questionnaire; identifying and recommending in writing an appropriate allocation of assets among the Portfolios that conform to those tolerances and objectives in a written recommendation; and providing, on a periodic basis, a written monitoring report to the investor containing an analysis and evaluation of an investor’s account and recommending any appropriate changes in the allocation of assets among the Portfolios. Usually under an Advisory Service, all investment decisions ultimately rest with the investor and investment discretion is not given to the investment adviser.

The TRAK® Personalized Investment Advisory Service (“TRAK”) sponsored by CGM is one such advisory service. Under the TRAK program, the Consulting Group, a division of CIAS, in its capacity as investment adviser to participants in TRAK, generally directly provides to investors asset allocation recommendations and related services with respect to the Portfolios based on an evaluation of an investor’s investment objective and risk tolerances. Shares of the Portfolios are offered for purchase and redemption at their respective net asset value next determined, without imposition of any initial or contingent deferred sales charge except that the Consulting Group is paid directly by the investors purchasing Portfolio shares based on the recommendation of investment advisers other than the Consulting Group, and investors who contract with the Consulting Group for services other than those described above, pay, in lieu of TRAK charges, different fees for different levels of services as agreed upon with their investment advisers.

REDEMPTION OF SHARES

Detailed information on how to redeem shares of a Portfolio is included in the Prospectus. The right of redemption of shares of a Portfolio may be suspended or the date of payment postponed (i) for any periods during which the New York Stock Exchange, Inc. (“NYSE™”) is closed (other than for customary weekend and holiday closings), (ii) when trading in the markets a Portfolio normally utilizes is restricted, or an emergency, as defined by the rules and regulations of the SEC, exists making disposal of a Portfolio’s investments or determination of its net asset value not reasonably practicable or (iii) for such other periods as the SEC by order may permit for the protection of a Portfolio’s shareholders.

REDEMPTIONS IN KIND

If the Board of Trustees determines that it would be detrimental to the best interests of a Portfolio’s shareholders to make a redemption payment wholly in cash, the Portfolio may pay, in accordance with rules adopted by the SEC, any portion of a redemption in excess of the lesser of $250,000 or 1% of the Portfolio’s net assets by a distribution in kind of readily marketable portfolio securities in lieu of cash. Redemptions failing to meet this threshold must be made in cash. Shareholders receiving distributions in kind of portfolio securities may incur brokerage commissions when subsequently disposing of those securities.

NET ASSET VALUE

Each Portfolio’s net asset value per share is calculated by BBH on each day, Monday through Friday, except days on which the NYSE is closed. The NYSE is currently scheduled to be closed on New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday when one of those holidays falls on a Saturday or on the subsequent Monday when one of those holidays falls on a Sunday. On those days, securities held by a Portfolio may nevertheless be actively traded and the value of that Portfolio’s shares could be significantly affected.

Net asset value per share is determined as of the close of trading on the NYSE and is computed by dividing the value of a Portfolio’s net assets by the total number of its shares outstanding. Securities that are primarily traded on foreign exchanges are generally valued for purposes of calculating a Portfolio’s net asset value at the preceding closing values of the securities on their respective exchanges, except that, when an occurrence subsequent to the time a value was so established is likely to have changed that value, the fair market value of those securities will be determined in good faith by consideration of other factors pursuant to procedures adopted by the Board of Trustees. A security that is primarily traded on a domestic or foreign stock exchange is valued at the last sale price on that exchange as reported to a Portfolio or, if no sales occurred during the day, these investments are quoted at the mean between the current bid and ask prices. Portfolio securities listed on the NASDQ National Market System for which market quotations are available are valued at the official closing price. If there is no official closing price, the securities are valued at the last sale price. A security that is listed or traded on more than one exchange is valued for purposes of calculating a Portfolio’s net asset value at the quotation on the exchange determined to be the primary market for the security. Debt securities of U.S. issuers (other than U.S. government securities and short-term investments) are valued by independent pricing services. When, in the judgment of the pricing services, quoted bid prices are available and are representative of the bid side of the market, these investments are valued at the mean between the quoted bid and ask prices. Investments for which no readily obtainable market quotations are available, in the judgment of the pricing service, are carried at market value as determined by using various pricing matrices. An option written by a Portfolio is generally valued at the last sale price or, in the absence of the last sale price, the last offer price. An option purchased by a Portfolio is generally valued at the last sale price or, in the absence of the last sale price, the last bid price. The value of a futures contract is equal to the unrealized gain or loss on the contract determined by marking the contract to the current settlement price for a like contract on the valuation date of the futures contract. A settlement price may not be used if the market makes a limit move with respect to a particular futures contract or if the securities underlying the futures contract experience significant price fluctuations after the determination of the settlement price. When a settlement price cannot be used, futures contracts will be valued at their fair market value as determined in good faith pursuant to procedures adopted by the Board of Trustees. Other securities, options and other assets (including swaps and structured notes agreements) for which market quotations are not readily available are valued at fair value as determined pursuant to procedures adopted by the Board of Trustees.

All assets and liabilities initially expressed in foreign currency values will be converted into U.S. dollar values using the current exchange rate as of the close of the London Stock Exchange. If the bid and offered quotations are not available, the rate of exchange will be determined in good faith pursuant to procedures adopted by the Board of Trustees. In carrying out the Board’s valuation policies, the Manager may consult with others, including an independent pricing service retained by the Trust.

The valuation of the securities held by a Portfolio in U.S. dollar-denominated securities with less than 60 days to maturity is are based upon their amortized cost, which does not take into account unrealized capital gains or losses. Amortized cost valuation involves initially valuing an instrument at its cost and, thereafter, assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Portfolio would receive if it sold the instrument.

TAXES

The following is a summary of certain material U.S. federal income tax considerations regarding the purchase, ownership and disposition of shares of the Portfolios by U.S. persons. This summary does not address all of the potential U.S. federal income tax consequences that may be applicable to a Portfolio or to all categories of investors, some of which may be subject to special tax rules. Each prospective shareholder is urged to consult his own tax adviser with respect to the specific U.S. federal, state, local and foreign tax consequences of investing in a Portfolio. The summary is based on the laws in effect on the date of this SAI and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.

In order to qualify as a regulated investment company under Subchapter M of the IRC, a Portfolio must meet certain requirements regarding the source of its income, the diversification of its assets and the distribution of its income. If the structured notes and swap agreements in which the Portfolios may invest are not “securities” within the meaning of the 1940 Act, then the Portfolios may not be able to meet these requirements. Although the Portfolios intend to take the position that these instruments are securities for this purpose, the Portfolios have not asked the Internal Revenue Service (“IRS”) for a ruling and the IRS may not agree with our view. If a Portfolio does not meet the requirements for being a tax-qualified regulated investment company, it will be subject to federal income tax as a regular corporation. The rest of this tax section assumes that the structured notes and swap agreements in which a Portfolio may invest are “securities” within the meaning of the 1940 Act.

The Portfolios and Their Investments

Each Portfolio intends to continue to qualify in each year as a separate “regulated investment company” under the IRC. To so qualify, each Portfolio must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies, other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in “qualified publicly traded partnerships” (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditional permitted mutual fund income); and (b) diversify its holdings so that, at the end of each quarter of the Portfolio’s taxable year, (i) at least 50% of the market value of the Portfolio’s assets is represented by cash, securities of other regulated investment companies, U.S.

government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Portfolio’s assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer, any two or more issuers that the Portfolio owns 20% or more of the voting securities and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or in the securities of one or more qualified publicly traded partnerships.

A Portfolio’s investments in partnerships, including in qualified publicly traded partnerships, may result in that Portfolio’s being subject to state, local or foreign income, franchise or withholding tax liabilities.

As a regulated investment company, a Portfolio will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders, provided that it satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, a Portfolio must distribute to its shareholders at least the sum of (i) 90% of its “investment company taxable income” (i.e., income other than its net realized long-term capital gain over its net realized short-term capital loss), plus or minus certain adjustments, and (ii) 90% of its net tax-exempt income for the taxable year. Each Portfolio will be subject to income tax at regular corporation rates on any taxable income or gains that it does not distribute to its shareholders.

The IRC imposes a 4% nondeductible excise tax on a Portfolio to the extent it does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income for that year and (ii) 98% of its capital gain net income (both long-term and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any ordinary income or capital gain net income retained by a Portfolio that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. Each Portfolio anticipates that it will pay such dividends and will make such distributions as are necessary in order to avoid the application of this excise tax.

If, in any taxable year, a Portfolio fails to qualify as a regulated investment company under the IRC or fails to meet the distribution requirement, it will be taxed in the same manner as an ordinary corporation and distributions to its shareholders will not be deductible by the Portfolio in computing its taxable income. In addition, in the event of a failure to qualify, a Portfolio’s distributions, to the extent derived from its current or accumulated earnings and profits, will constitute dividends that are taxable to shareholders as dividend income, even though those distributions might otherwise (at least in part) have been treated in the shareholders’ hands as a long-term capital gain or as tax-exempt interest. However, such dividends may be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. Moreover, if a Portfolio fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. If a Portfolio failed to qualify as a regulated investment company for a period greater than two taxable years, the Portfolio may be required to recognize any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the portfolio had been liquidated) in order to qualify as a regulated investment company in a subsequent year.

A Portfolio’s transactions in zero coupon securities, foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies) will be subject to special provisions of the IRC (including provisions relating to “hedging transactions” and “straddles”) that, among other things, may affect the character of gains and losses realized by that Portfolio (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Portfolio and defer Portfolio losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (i) will require a Portfolio to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year), and (ii) may cause the Portfolio to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. Each Portfolio will monitor its transactions, will make the appropriate tax elections, if any, and will make the appropriate entries in its books and records when it acquires any zero coupon security, foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and seek to prevent disqualification of the Portfolio as a regulated investment company.

A Portfolio’s investment in so-called “section 1256 contracts,” such as regulated futures contracts, most foreign currency forward contracts traded in the interbank market and options on most stock indices, are subject to special tax rules. All section 1256 contracts held by a Portfolio at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the Portfolio’s income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the Portfolio from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a “hedging transaction” nor part of a “straddle,” 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the Portfolio.

As a result of entering into swap contracts, a Portfolio may make or receive periodic net payments. A Portfolio may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if a Portfolio has been a party to the swap for more than one year). With respect to certain types of swaps, the Fund may be requires to currently recognize income or loss with respect to future payments on such swaps or may elect under certain circumstances to mark sych swaps to market annually for tax purposes as ordinary income or loss. The tax treatment of many types of credit default swaps is uncertain.

A Portfolio may be required to treat amounts as taxable income or gain, subject to the distribution requirements referred to above, even though no corresponding amounts of cash are received concurrently, as a result of (1) marking to market, constructive salesF or rules applicable to PFICs (as defined below) or partnerships or trusts in which the Portfolio invests or to certain options, futures or forward contracts, or “appreciated financial positions,” (2) the inability to obtain cash distributions or other amounts due to currency controls or restrictions on repatriation imposed by a foreign country with respect to a Portfolio’s investments (including through depositary receipts) in issuers in such country or (3) tax rules applicable to debt obligations acquired with “original issue discount,” including zero-coupon or deferred payment bonds and pay-in-kind debt obligations, or to market discount if an election is made with respect to such market discount. A Portfolio may therefore be required to obtain cash to be used to satisfy these distribution requirements by selling securities at times that it might not otherwise be desirable to do so or borrowing the necessary cash, thereby incurring interest expenses.

As a general rule, a Portfolio’s gain or loss on a sale or exchange of an investment will be a long-term capital gain or loss if the Portfolio has held the investment for more than one year and will be a short-term capital gain or loss if it has held the investment for one year or less. Gains or losses on the sale of debt securities denominated in a foreign currency may be re-characterized as ordinary income or losses, as described below.

In general, gain or loss on a short sale is recognized when a Portfolio closes the sale by delivering the borrowed property to the lender, not when the borrowed property is sold. Gain or loss from a short sale is generally considered as capital gain or loss to the extent that the property used to close the short sale constitutes a capital asset in a Portfolio’s hands. Except with respect to certain situations where the property used by a Portfolio to close a short sale has a long-term holding period on the date of the short sale, special rules would generally treat the gains on short sales as short-term capital gains. These rules may also terminate the running of the holding period of “substantially identical property” held by a Portfolio. Moreover, a loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, “substantially identical property” has been held by a Portfolio for more than one year. In general, a Portfolio will not be permitted to deduct payments made to reimburse the lender of securities for dividends paid on borrowed stock if the short sale is closed on or before the 45th day after the short sale is entered into.

The following chart shows the approximate unused capital loss carryover, on August 31, 2007, by Portfolio. For U.S. federal income tax purposes, these amounts are available to be applied against future capital gains of the Portfolio that has the carryovers, if any, that are realized prior to the expiration of the applicable carryover. The carryovers expire as follows:

PORTFOLIO	TOTAL		2008	2009	2010	2011	2012	2013	2014	2015
Large Capitalization Growth Investments	$
Large Capitalization Value Equity Investments
Small Capitalization Growth Investments		$255,520,439			$63,647,133	191,873,306
Small Capitalization Value Investments
International Equity Investments
Emerging Markets Equity Investments
Core Fixed Income Investments		16,346,058	2,292,182			4,723,104	2,218,969	1,156,834		5,954,969
High Yield Investments		86,397,128		2,258,308	45,159,946	37,864,134			1,114,740
International Fixed Income Investments		1,117,243							242,180	875,063
Municipal Bond Investments		1,946,882		1,846,063				45,465	45,465	55,354
Money Market Investments		21,111	9,983	11,128

Foreign Investments. Dividends or other income (including, in some cases, capital gains) received by a Portfolio from investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes in some cases. A Portfolio may not be eligible to, or may not choose to, elect to treat any foreign taxes paid by it as paid by its shareholders, who therefore may not be entitled to deductions or credits for such taxes on their own tax returns. Foreign taxes paid by a Portfolio will reduce the return from the Portfolio’s investments.

If a Portfolio purchases shares in certain foreign investment entities, called “passive foreign investment companies” (“PFICs”), it may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Portfolio to its shareholders. Additional charges in the nature of interest may be imposed on the Portfolio in respect of deferred taxes arising from such distributions or gains.

If a Portfolio were to invest in a PFIC and elect to treat the PFIC as a “qualified electing fund” under the IRC, in lieu of the foregoing requirements, the Portfolio might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the Portfolio, and such amounts would be subject to the 90% and excise tax distribution requirements described above. In order to make this election, the Portfolio would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain.

Alternatively, a Portfolio may make a mark-to-market election that will result in the Portfolio being treated as if it had sold and repurchased all of the PFIC stock at the end of each year. In such case, the Portfolio would report any such gains as ordinary income and would deduct any such losses as ordinary losses to the extent of previously recognized gains. The election must be made separately for each PFIC owned by the Portfolio and, once made, would be effective for all subsequent taxable years of the Portfolio, unless revoked with the consent of the IRS. By making the election, a Portfolio could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock. The Portfolio may have to distribute this “phantom” income and gain to satisfy the 90% distribution requirement and to avoid imposition of the 4% excise tax.

Each Portfolio will make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules.

Under Section 988 of the IRC, gains or losses attributable to fluctuations in exchange rates between the time a Portfolio accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Portfolio actually collects such income or pays such liabilities are generally treated as ordinary income or ordinary loss. Similarly, gains or losses on foreign currency, foreign currency forward contracts, certain foreign currency options or futures contracts and the disposition of debt securities denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss unless a Portfolio were to elect otherwise.

Taxation of U.S. Shareholders

Dividends and Distributions. Dividends and other distributions by a Portfolio are generally treated under the IRC as received by the shareholders at the time the dividend or distribution is made. However, any dividend or distribution declared by a Portfolio in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the Portfolio not later than such December 31, provided such dividend is actually paid by the Portfolio during January of the following calendar year.

Each Portfolio intends to distribute annually to its shareholders substantially all of its investment company taxable income, and any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). However, if a Portfolio retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses (including any capital loss carryovers), it will be subject to federal corporate income tax (currently at a maximum rate of 35%), and may also be subject to a state tax, on the amount retained. In that event, the Portfolio will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the 35% tax paid by the Portfolio on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for U.S. federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder’s income. Organizations or persons not subject to U.S. federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the Portfolio upon filing appropriate returns or claims for refund with the IRS.

Distributions of net realized long-term capital gains, if any, that a Portfolio designates as capital gains dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held shares of the Portfolio. All other dividends paid by a Portfolio (including dividends from short-term capital gains) from its current and accumulated earnings and profits (“regular dividends”) are generally subject to tax as ordinary income. However, any dividends paid by Municipal Bond Investments that are properly designated as exempt-interest dividends will not be subject to regular federal income tax.

On November 5, 2007 the United States Supreme Court held oral arguments in an appeal from a decision of a Kentucky appellate court which held that provisions of Kentucky tax law that provided a tax exemption for interest on Kentucky municipal bonds which taxing interest on bonds issued by other states violated the Unites States Constitution. A decision is expected from the Supreme Court sometime before the end of June 2008. The outcome of this appeal and its effects, if any, on any exemption from state or local income taxes of dividends from Municipal Bond Investments designates as exempt-interest dividends, or on the markets value of Municipal Bond Investments, cannot be predicted.

Special rules apply, however, to regular dividends paid to individuals. Such a dividend, with respect to taxable years ending on or before December 31, 2010, may be subject to tax at the rates generally applicable to long-term capital gains for individuals (currently at a maximum rate of 15%), provided that the individual receiving the dividend satisfies certain holding period and other requirements. Dividends subject to these special rules are not actually treated as capital gains, however, and thus are not included in the computation of an individual’s net capital gain and generally cannot be used to offset capital losses. The long-term capital gains rates will apply to (i) 100% of the regular dividends paid by a Portfolio to an individual in a particular taxable year if 95% or more of the Portfolio’s gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) in that taxable year is attributable to qualified dividend income received by the Portfolio; or (ii) the portion of the regular dividends paid by a Portfolio to an individual in a particular taxable year that is attributable to qualified dividend income received by the Portfolio in that taxable year if such qualified dividend income accounts for less than 95% of the Portfolio’s gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) for that taxable year. For this purpose, “qualified dividend income” generally means income from dividends received by the Portfolio from U.S. corporations and certain foreign corporations, provided that the Portfolio and the individual satisfy certain holding period requirements and have not hedged their positions in certain ways. However, qualified dividend income does not include any dividends received from tax-exempt corporations. Also, dividends received by a Portfolio from a real estate investment trust or another regulated investment company generally are qualified dividend income only to the extent the dividend distributions are made out of qualified dividend income received by such real estate investment trust or other regulated investment company. In the case of securities lending transactions, payments in lieu of dividends are not qualified dividend income. If a shareholder elects to treat Portfolio dividends as investment income for purposes of the limitation on the deductibility of investment interest, such dividends would not be a qualified dividend income.

We will send you information after the end of each year setting forth the amount of dividends paid by us that are eligible for the reduced rates.

If an individual receives a dividend qualifying for the long-term capital gains rates and such dividend constitutes an “extraordinary dividend,” and the individual subsequently recognizes a loss on the sale or exchange of stock in respect of which the extraordinary dividend was paid, then the loss will be long-term capital loss to the extent of such extraordinary dividend. An “extraordinary dividend” on common stock for this purpose is generally a dividend (i) in an amount greater than or equal to 10% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within an 85-day period or (ii) in an amount greater than 20% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within a 365-day period.

Distributions in excess of a Portfolio’s current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder’s basis in his shares of the Portfolio, and as a capital gain thereafter (if the shareholder holds his shares of the Portfolio as capital assets). Shareholders receiving dividends or distributions in the form of additional shares should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount.

Regular dividends paid by a Portfolio that are attributable to certain dividends received by that Portfolio from U.S. corporations may qualify for the federal dividends-received deduction for corporations. The portion of the dividends received from a Portfolio that qualifies for the dividends-received deduction for corporations will be reduced to the extent that a Portfolio holds dividend-paying stock for fewer than 46 days (91 days for certain preferred stocks). A Portfolio’s holding period requirement must be satisfied separately for each dividend during a prescribed period before and after the ex-dividend date and will not include any period during which that Portfolio has reduced its risk of loss from holding the stock by purchasing an option to sell, granting an option to buy, or entering into a short sale of substantially identical stock or securities, such as securities convertible into the stock. The holding period for stock may also be reduced if a Portfolio diminishes its risk of loss by holding one or more other positions with respect to substantially similar or related properties. Dividends-received deductions will be allowed only with respect to dividends paid on Portfolio shares for which a corporate shareholder satisfies the same holding period rules applicable to the Portfolio, and the deduction is subject to limitations on debt financing at both the Portfolio and shareholder levels. Receipt of dividends that qualify for the dividends-received deduction may increase a corporate shareholder’s liability, if any, for alternative minimum tax. Such a shareholder should also consult its tax adviser regarding the possibility that its federal tax basis in its Portfolio shares may be reduced by the receipt of “extraordinary dividends” from a Portfolio, and to the extent such basis would be reduced below zero, current recognition of income would be required.

Investors considering buying shares of a Portfolio on or just prior to the record date for a taxable dividend or capital gain distribution should be aware that, although the price of shares just purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them.

If a Portfolio is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends will be included in the Portfolio’s gross income not as of the date received but as of the later of (i) the date such stock became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (ii) the date the Portfolio acquired such stock. Accordingly, in order to satisfy its income distribution requirements, a Portfolio may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

Interest on indebtedness incurred by a shareholder to purchase or carry shares of Municipal Bond Investments will not be deductible for U.S. federal income tax purposes. If a shareholder receives exempt-interest dividends with respect to any share of Municipal Bond Investments and if the share is held by the shareholder for six months or fewer, then any loss on the sale or exchange of the share may, to the extent of the exempt-interest dividends, be disallowed. In addition, the IRC may require a shareholder that receives exempt-interest dividends to treat as taxable income a portion of certain otherwise non-taxable social security and railroad retirement benefit payments. Furthermore, a portion of any exempt-interest dividend paid by Municipal Bond Investments that represents income derived from certain revenue or private activity bonds held by the Portfolio may not retain its tax-exempt status in the hands of a shareholder who is a “substantial user” of a facility financed by such bonds, or a “related person” thereof. Moreover, some or all of the exempt-interest dividends distributed by Municipal Bond Investments may be a specific preference item, or a component of an adjustment item, for purposes of the federal individual and corporate alternative minimum taxes. In addition, the receipt of dividends and distributions from Municipal Bond Investments may affect a foreign corporate shareholder’s federal “branch profits” tax liability and the federal “excess net passive income” tax liability of a shareholder of an S corporation. The IRS may challenge the tax-exempt status of municipal bonds held by municipal bond investments. If the IRS were successful in its challenge, shareholders may be liable for taxes on past and future distributions received with respect to such bonds. Shareholders should consult their own tax advisors as to whether they are (i) “substantial users” with respect to a facility or “related” to such users within the meaning of the IRC or (ii) subject to a federal alternative minimum tax, the federal “branch profits” tax, or the federal “excess net passive income” tax.

Certain types of income received by a Portfolio from real estate investment trusts (“REITs”), real estate mortgage investment conduits (“REMICs”), taxable mortgage pools or other investments may cause the Portfolio to designate some or all of its distributions as “excess inclusion income.” To Portfolio shareholders such excess inclusion income may (1) constitute taxable income, as “unrelated business taxable income” (“UBTI”) for those shareholders who would otherwise be tax-exempt such as individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities; (2) not be offset against net operating losses for tax purposes; (3) not be eligible for reduced US withholding for non-US shareholders even from tax treaty countries; and (4) cause the Portfolio to be subject to tax if certain “disqualified organizations” as defined by the IRC are Portfolio shareholders.

Sales of Shares. Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and his basis in his shares. A redemption of shares by a Portfolio will be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the Portfolio, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a Portfolio share held by the shareholder for six months or less will be treated for U.S. federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share. If a shareholder incurs a sales charge in acquiring shares of the Portfolio, disposes of those shares within 90 days and then acquires shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain/loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis of the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment within a family of mutual funds.

Notices. Shareholders will also receive, if appropriate, various written notices after the close of a Portfolio’s taxable year regarding the U.S. federal income tax status of certain dividends, distributions and deemed distributions that were paid (or that are treated as having been paid) by the Portfolio to its shareholders during the preceding taxable year.

Backup Withholding. A Portfolio may be required to withhold, for U.S. federal income tax purposes, a portion of the dividends, distributions and redemption proceeds payable to shareholders who fail to provide the Portfolio with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder’s U.S. federal income tax liability.

Other Taxes. Dividends, distributions and redemption proceeds may also be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation.

If a shareholder recognizes a loss with respect to a Portfolio’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not exempt. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Taxation of Non-U.S. Shareholders.

Dividends paid by a Portfolio to non-U.S. shareholders are generally subject to withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty to the extent derived from investment income and short-term capital gains. In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder’s conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or lower treaty rate).

A non-U.S. shareholder who fails to provide an IRS Form W-8BEN or other applicable form may be subject to backup withholding at the appropriate rate.

In general, United States federal withholding tax will not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of net long-term capital gains over net short-term capital losses, exempt-interest dividends, or upon the sale or other disposition of shares of the Portfolio.

For taxable years beginning before January 1, 2008, properly-designated dividends are generally exempt from United States federal withholding tax where they (i) are paid in respect of the Fund’s “qualified net interest income” (generally, the Fund’s U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the Fund is at least a 10% shareholder, reduced by expenses that are allocable to such income) and (ii) are paid in respect of the Fund’s “qualified short-term capital gains” (generally, the excess of the Fund’s net short-term capital gain over the Fund’s long-term capital loss for such taxable year). However, depending on its circumstances, the fund may designate all, some or none of its potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains, and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a non-U.S. shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute Form). In the case of shares held through an intermediary, the intermediary may withhold even if a Portfolio designates the payment as qualified net interest income or qualified short-term capital gains. Non-U.S. shareholders should contact their intermediaries with respect to the application of these rules to their accounts.

A distribution from a Portfolio to foreign shareholders have held more than 5% of the subject to 35% withholding tax and treated as income effectively connected to a U.S. trade or business Portfolio at any time during the one-year period ending on the date of distribution is treated as real property gain with certain tax filing requirements applicable, if such distribution is attributable to a distribution of real property gain received by the Portfolio from a REIT and if 50% or more of the value of the Portfolio’s assets are invested in REITs and other U.S. real property holding corporations. Restrictions apply regarding wash sales and substitute payment transactions.

The foregoing is only a summary of certain material U.S. federal income tax considerations generally affecting the Portfolios and their shareholders, and is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax advisers with specific reference to their own tax situations, including their state and local tax liabilities.

DISTRIBUTOR

CGM, located at 787 Seventh Avenue, New York, New York 10019, serves as the Portfolios’ distributor pursuant to a written agreement, which was approved by the Trustees of the Trust, including a majority of the Independent Trustees. CGM may be deemed to be an underwriter for purposes of the 1933 Act. The distributor may make payments for distribution and/or shareholder servicing activities out of its past profits and other available sources. The distributor may also make payments for marketing, promotional or related expenses to dealers. The amount of these payments is determined by the distributor and may be substantial. The manager or an affiliate may make similar payments under similar arrangements.

CUSTODIAN AND TRANSFER AGENT

Brown Brothers Harriman & Co., 50 Milk Street, Boston, Massachusetts 02109 (“BBH”), serves as the Trust’s custodian, fund accountant and administrator. Under the agreements with the Trust, BBH holds the Trust’s portfolio securities, calculates each Portfolio’s daily NAV, provides various administrative services and keeps all required accounts and records. For its custody services, BBH receives a monthly fee based upon the month-end market value of securities held in custody and also receives certain securities transaction charges and out-of-pocket expenses.

PFPC Inc. (“PFPC”), located at P.O. Box 9699, Providence, Rhode Island 02940-9699, serves as a transfer agent and shareholder services to the Trust to render certain shareholder record keeping and accounting services.

FINANCIAL STATEMENTS

The Trust’s Annual Report for the fiscal year ended August 31, 2007, is incorporated herein by reference in its entirety. The Annual Report was filed on November 9, 2007. Accession Number 0001193125-07-242366

APPENDIX A—RATINGS OF DEBT OBLIGATIONS

BOND AND NOTE RATINGS

Moody’s

Aaa—Bonds that are rated “Aaa” are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa—Bonds that are rated “Aa” are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long term risks appear somewhat larger than in “Aaa” securities.

A—Bonds that are rated “A” possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa—Bonds that are rated “Baa” are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba—Bonds which are rated “Ba” are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B—Bonds which are rated “B” generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa—Bonds which are rated “Caa” are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca—Bonds which are rated “Ca” represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C—Bonds which are rated “C” are the lowest class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Con (.)—Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

Note: The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

S&P

AAA—Debt rated “AAA” has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA—Debt rated “AA” has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A—Debt rated “A” has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB—Debt rated “BBB” is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC, C—Debt rated “BB”, “B”, “CCC”, “CC” and “C” is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” indicates the lowest degree of speculation and “C” the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Plus (+) or Minus (-): The ratings from “AA” to “B” may be modified by the addition of a plus or minus to show relative standing within the major rating categories.

Provisional Ratings: The letter “p” indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise judgment with respect to such likelihood and risk.

L—The letter “L” indicates that the rating pertains to the principal amount of those bonds where the underlying deposit collateral is fully insured by the Federal Savings & Loan Insurance Corp. or the Federal Deposit Insurance Corp.

+ Continuance of the rating is contingent upon S&P’s receipt of closing documentation confirming investments and cash flow.

* Continuance of the rating is contingent upon S&P’s receipt of an executed copy of the escrow agreement.

NR—Indicates no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

COMMERCIAL PAPER RATINGS

Moody’s

Issuers rated “Prime-l” (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment will normally be evidenced by the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated “Prime-2” (or related supporting institutions) have strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

S&P

A-1—This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issuers determined to possess overwhelming safety characteristics will be noted with a plus (+) sign designation.

A-2—Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.

CONSULTING GROUP CAPITAL MARKETS FUNDS

Proxy Voting Policies and Procedures Pursuant to Rule 38a-1 under the Investment Company Act of 1940

Rules Summary:

The proxy voting rules are designed to mitigate conflicts of interest for anyone voting a proxy—whether the person/entity voting a proxy on behalf of CGCM is the Adviser, Subadviser, or a third-party.

Rule 30b1-4 under the Investment Company of 1940, as amended, (the “1940 Act”) requires CGCM to file an annual report on Form N-PX not later than August 31 of each year, containing the Registrant’s proxy voting record for the most recent twelve month period ended June 30.

Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”) requires investment advisers, that exercise voting authority with respect to client securities, to adopt and implement written policies and procedures, reasonably designed to ensure that the adviser votes proxies in the best interest of its clients. And they must describe how the adviser addresses material conflicts between its interests and those of its clients with respect to proxy voting.

Item 13(f) of Form N-1A requires an investment company to include a description of its proxy voting policies and procedures (or, alternatively, a copy of the policies and procedures themselves) in its SAI.

Items 22(b)(7) and 22(c)(5) of Form N-1A require an investment company to disclose in each annual and semi-annual report transmitted to shareholders that a description of the policies and procedures that the investment company uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling a specified toll-free (or collect) telephone number; (ii) on the investment company’s Web site, if applicable; and (iii) on the SEC’s Web site at http://www.sec.gov.

Items 13(f), 22(b)(8), and 22(c)(6) of Form N-1A require an investment company to disclose in each registration statement and annual and semi-annual report that information regarding how the investment company voted proxies relating to portfolio securities during the most recent twelve month period ended June 30th is available (i) without charge, upon request, by calling a specified toll-free (or collect) telephone number; or on or through the investment company’s Web site at a specified Internet address; or both; and (ii) on the SEC’s Web site at http://www.sec.gov.

Policy:

It is CGCM’s policy for all proxies to be voted in the best interests of shareholders. The Administrator has primary responsibility for obtaining proxy voting information from Subadvisers and/or their third-party service providers, when necessary, and for coordinating with these parties to compile and file Form N-PX on behalf of the Trust.

The Trust has delegated proxy voting responsibilities for securities held by the funds to the Adviser and Subadvisers, as applicable, subject to the Board’s general oversight. As a matter of policy, CGCM requires its Subadvisers to vote all proxies. The Administrator is not responsible for verifying the substantive accuracy of the information provided by the Adviser, Subadvisers or third party service providers with respect to any fund’s proxy voting record. In delegating proxy responsibilities, the Board has directed that proxies be voted consistent with the Trust and its shareholders best interests and in compliance with all applicable proxy voting rules and regulations. The Adviser and Subadvisers have adopted their own proxy voting policies and guidelines for this purpose (collectively, the “Proxy Voting Procedures”). The Proxy Voting Procedures address, among other things, material conflicts of interest that may arise between the interests of a Fund and the interests of the Adviser, Subadvisers and their affiliates. In the event that a Subadvisers does not vote a proxy, the Adviser’s Proxy Voting Procedures requires ISS, a third party, to: 1) review the proxy; 2) provide advice on how to vote the proxy, and; 3) vote in accordance with its recommendation.

The Proxy Voting Procedures are provided in Appendix B of this SAI. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling 1-800- and (2) on the SEC’s website at WWW.SEC.GOV.

Procedures:

These procedures are intended to document how CGCM complies with the requirements and restrictions of the Investment Company Act of 1940, as amended (the “1940 Act”), and the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and the rules and forms thereunder, with respect to the disclosure of proxy voting records, including the annual filing of proxy voting records on Form N-PX.

1. Web-Based Platform

Proxy voting history will be available on a publicly available Smith Barney internet web site.

2. Filing on Form N-PX

The Administrator has the primary responsibility for obtaining the proxy voting information from Subadvisers and/or their third-party service providers, when necessary, and for coordinating with the Vendor to produce the proxy voting records needed to file Form N-PX on behalf of CGCM. The Administrator is responsible for beginning the process of gathering such information promptly after June 30 of each year.

The Administrator is responsible for preparing and filing the funds’ reports on Form N-PX in a timely manner. Upon receipt of proxy voting record information from Operations and/or the Vendor, the Administrator will coordinate review, as appropriate, to confirm that the correct entities are covered for the correct periods, and that sufficient information is provided to satisfy the legal requirements for filing on Form N-PX. In connection with any follow-up requests, the Administrator will coordinate between the Adviser, any Subadvisers and their third party service providers (as applicable), and the Vendor. The Administrator is responsible for maintaining appropriate records with respect to Form N-PX filings it makes on behalf of CGCM.

3. Reporting

The Adviser will provide, or cause ISS to provide, to the Trust’s administrator or other designee on a timely basis, any and all reports and information necessary to prepare and file Form N-PX or other required SEC filings including the items set forth below under “Recordkeeping.” In connection with the Board of Trustees annual review of the Funds’ proxy voting process, the Adviser will provide, or cause ISS to provide, any information reasonably requested by the Board of Trustees.

4. Recordkeeping

The Adviser will keep and maintain the following records:

1) a copy of the Procedures;

2) a copy of the ISS Proxy Guidelines;

3) copies of all proxy statements received regarding underlying portfolio securities held by the Funds (hard copies held by ISS or electronic filings from the SEC’s EDGAR system);

4) identification of each proxy’s issuer including the exchange ticker and CUSIP number (if available);

5) a record of all votes cast on behalf of the Funds;

6) copies of any documents used or prepared by the Adviser in order to make a decision as to how to vote proxies or that memorialized the basis for the voting decision;

7) written requests from the Funds’ shareholders for information as to how the Adviser voted proxies for the Funds; and

8) written responses by the Adviser to any requests from the Funds’ shareholders for information as to how the Adviser voted proxies for the Fund.

These records and other items shall be maintained in an easily-accessible place for at least five (5) years from the end of the fiscal year during which the last entry was made on this record, the first two (2) years in the office of the Adviser. Certain records will also be maintained by ISS.

Consulting Group Capital Markets Funds

Subadvisers

Portfolio	Subadviser
Large Capitalization Growth Investments	Delaware Management Company Westfield Capital Management Co., Inc. Wells Capital Management, Inc.

Large Capitalization Value Equity Investments	Cambiar Investors, LLC AllianceBernstein L.P. NFJ Investment Group L.P.

Small Capitalization Growth Investments	Westfield Capital Management Co., Inc. Wall Street Associates

Small Capitalization Value Equity Investments	NFJ Investment Group L.P. Rutabaga Capital Management LLC Delaware Management Company

International Equity Investments	Brandywine Global Investment Management, LLC Philadelphia International Advisors LP Schroder Investment Management North America Inc.

Emerging Markets Equity Investments	SSgA Funds Management, Inc. Newgate Capital Management LLC

Core Fixed Income Investments	Pacific Investment Management Company LLC BlackRock Financial Management, Inc. Western Asset Management Company

High Yield Investments	Western Asset Management Company Penn Capital Management Co., Inc.

International Fixed Income Investments	Pacific Investment Management Company LLC

Municipal Bond Investments	McDonnell Investment Management , LLC

Money Market Investments	Standish Mellon Asset Management Company LLC

WESTFIELD CAPITAL MANAGEMENT COMPANY, LLC

PROXY VOTING POLICY

REVISED OCTOBER 2007

POLICY STATEMENT AND INTRODUCTION

Policy Statement and Introduction

Westfield Capital Management Company, LLC (“WCM”) will offer to vote proxies for all accounts. WCM believes that the voting of proxies can be an important tool for investors to promote best practices in corporate governance and votes all proxies in the best interests of its clients as investors. We also recognize that the voting of proxies with respect to securities held in managed accounts is an investment responsibility having economic value.

This memorandum sets forth WCM’s policies for voting proxies. WCM has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of our clients, in accordance with our fiduciary duties and Rule 206(4)-6 under the Investment Advisers Act of 1940 (the “Act”). Our authority to vote proxies for our clients is established by our advisory contracts or comparable documents. In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts set out in Department of Labor Bulletin 94-2, 29 C.F.R. 2509.94-2 (July 29, 1994). Additionally, in accordance with Rule 204-2 of the Act, WCM will maintain records of voting of shares for which WCM has proxy voting authority in accordance with its fiduciary obligations and applicable law.

Proxy Committee

WCM has a Proxy Committee (the “Committee”) composed of individuals from the investment committee, marketing staff and compliance department. The Board of Directors will appoint the members of the Committee and consider recommendations for members from the Committee. The Committee is responsible for setting general policy as to proxies. Specifically, the Committee:

1.	reviews these procedures and the Proxy Guidelines annually and approves any amendments considered to be advisable;

2	considers special proxy issues as they may arise from time to time.

As of the date of these procedures, the following members of WCM will serve on the Committee:

Brandi McMahon, Senior Compliance Associate, Chairperson

Heather Witte, Marketing and Client Service Associate

John Montgomery, Vice President and Portfolio Strategist

Karen DiGravio, Chief Financial Officer, Chief Compliance Officer and EVP

Zureen Khairuddin, Proxy Associate, Assistant Chairperson

Proxy Voting Administration

WCM’s Proxy Associate, under supervision of the Proxy Committee, has the following duties:

1.	oversee the work of any third party vendor hired to process proxy votes;

2.	monitor the ballot reconciliation conducted by third party vendor, and disseminate the reconciliation of ballots and missed/unvoted proxy reports to the Proxy Committee quarterly, utilizing the customized reporting in the Glass, Lewis Viewpoint proxy platform;

3.	review and approve votes on Glass, Lewis & Co. Viewpoint Proxy Platform;

4.	maintain required records of proxy votes on behalf of WCM client accounts including maintaining documents received or created that were material to the voting decision;

5.	prepare and distribute reports requested by WCM clients;

6.	maintain records of all communications received from clients requesting information on proxy voting and responses thereto;

7.	escalate issues on recurring problems reported ;

8.	communicate the registration of any new accounts with proxy voting authority, custodian changes or terminated accounts to the Glass, Lewis;

9.	report any conflict of interest as listed later in this document to the Proxy Committee and obtain a approval from the committee, if an override is necessary; and

10.	conduct due diligence annually on third party proxy vendors.

Proxy Voting Guidelines

WCM maintains written voting guidelines (“Guidelines”) setting forth voting positions determined by the Committee on those issues believed most likely to arise day to day.

Proxy Associate reviews the proxy agenda against WCM’s guidelines and the recommendation from Glass Lewis. The Proxy Associate will exercise discretion to vote the proxies within WCM proxy policy guidelines as recommended in the Glass, Lewis Viewpoint Proxy Platform. Any contentious issues, especially, special meeting agenda or contested meeting will be referred to the Security Analyst. If WCM is among the Top 20 shareholders, the Proxy Associate will confirm the recommended votes with the Security Analyst. .The Security Analyst will provide a recommended rationale if an override is proposed and the Proxy Committee will approve the override.

A copy of the Guidelines is attached to this memorandum as Exhibit A. WCM will vote all proxies in accordance with the Guidelines subject to exceptions as follows:

1.	If the investment analyst covering the stock of a company with a proxy vote believes that following the Guidelines in any specific case would not be in the clients’ best interests, they may request the Proxy Associate not to follow the Guidelines in such case. The request must be in writing and include an explanation of the rationale for doing so. The Proxy Associate will review any such request with the Committee and will maintain records of each item.

2.	For clients with plan assets subject to ERISA, under rules of the U. S. Department of Labor (“DOL”) WCM may accept instructions to vote proxies in accordance with AFL-CIO proxy voting guidelines, in lieu of WCM’s regular Guidelines. WCM may accept instructions to vote proxies under client specific guidelines subject to review and acceptance by the Proxy Committee.

3.	For clients who support social responsible issues, WCM may accept instructions to vote proxies in accordance with WCM policy, coupled with Glass Lewis’ Social Responsible guidelines, when specific SRI issues are not covered.

4.	Information on WCM’s proxy voting decision may only be distributed to the company. No such information may be divulged to other parties, including solicitors working with the company, unless written notification from the company instructs such release of information.

5.	The Proxy Associate will ensure that all ballots will be voted provided that they are received on the vote deadline date. All unvoted ballots will be noted in the ballot records, indicating the reason why they were not voted and documenting our best efforts to obtain such ballots.

6.	In light of the potential conflict of interest arising from a WCM employee holding a directorship with Metabolix, Inc., the Proxy Committee has resolved that Metabolix, Inc. proxies will be voted strictly in accordance with Glass, Lewis’ recommendations and that WCM not retain any discretion over such proxies.

Conflicts of Interest

A potential conflict of interest may arise when voting proxies of an issuer which has a significant business relationship with WCM. For example, WCM could manage a defined benefit or defined contribution pension plan for the issuer. WCM’s policy is to vote proxies based solely on the investment merits of the proposal. In order to guard against conflicts the following procedures have been adopted:

1.	A portion of the Committee is composed of professionals from the Investment Committee. Furthermore, proxy administration is in the Compliance Department

2.	Investment professionals responding to referral requests must disclose any contacts with third parties other than normal contact with proxy solicitation firms.

3.	For all meetings where we are voting against policy as requested by the Security Analyst and/or client, the Proxy Associate will first check for conflicts among the Company’s Board of Directors up for reelection and then obtain the approval from the Proxy Committee. In addition, the Proxy Associate will review the material conflict of interest by checking the WCM vendor list provided by the WCM Treasurer. If any conflicts arise, it will be brought to the Proxy Committee’s attention and Exhibit C will be completed and retained.

Recordkeeping

The Proxy Associate, will retain copies of the following books and records for the required retention period. The Proxy Associate is responsible for ensuring that all required proxy records are accurate and complete. At a minimum the following records will be retained by WCM or Glass Lewis:

1.	a copy of the Proxy Voting Polices and Guidelines and amendments that were in effect for at least the past five years.

2.	electronic or paper copies of each proxy statement received by WCM or Glass Lewis with respect to securities in client accounts;

3.	records of each vote cast for each client;

4.	a reconciliation of Westfield holdings vs. ballots received;

5.	monthly ballot reconciliation report;

6.	monthly missed/unvoted ballot report;

7.	internal documents generated in connection with a proxy referral to the Investment Committee such as emails, memoranda etc.,

8.	written reports to clients on proxy voting and of all client requests for information and WCM’s response.

9.	disclosure documentation to clients on how they may obtain information on how we voted their securities.

In accordance with Rule 204-2 of the Investment Advisers Act of 1940, all proxy voting records will be maintained for five years. In the event a third party vendor is retained for proxy voting services, Westfield will (1) require such vendor to provide copies of all voting records promptly upon request; and (2) require such vendor to maintain the records noted in (2) and (3) above.

Exhibit A

Westfield Capital Management Company, LLC

Proxy Voting Guidelines

For

SEPARATELY MANAGED ACCOUNTS &

SUB-ADVISORY MUTUAL FUND ASSETS

INCLUDING LIMITED PARTNERSHIPS

The Proxy Voting Guidelines below summarize WCM’s positions on various issues of concern to investors and indicate how client portfolio securities will be voted on proposals dealing with a particular issue. These Guidelines have been established for the specific purpose of promoting the economic interests of our clients. In addition to our Proxy Voting Guidelines, WCM will also use the research and recommendation from our vendor, Glass, Lewis & Co for guidance; particularly for issues not covered in our Proxy Policy, as well as on issues specific to Taft-Hartley and Social Responsiblity. If the stock is not in our research universe, WCM will default to Glass, Lewis research recommendations. If the issue is in our research universe but is not covered under the policy, WCM will also default to the Glass, Lewis research recommendation. However, in this circumstance, the analyst has the authority to override the recommendation with the rationale provided.

The following Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and recommended by a company’s board of directors. Part II deals with proposals submitted by shareholders for inclusion in proxy statements. Part III addresses unique considerations pertaining to non-US issuers.

I.	Board-Approved Proposals

Proxies will be voted for board-approved proposals, except as follows:

A.	Matters Relating to the Board of Directors

The board of directors has the important role of overseeing management and its performance on behalf of shareholders. Proxies will be voted for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors (provided that such nominees and other matters have been approved by an independent nominating committee), except as follows:

•	WCM will withhold votes for any nominee for director if

•

The board does not have a two-third majority of independent directors. In the event that more than one third of the members are affiliated or inside directors, we will withhold votes per Glass, Lewis research recommendations to satisfy the two-thirds threshold that is deemed appropriate. However, the two third majority does not apply when a single individual or entity owns more than 50% of the voting shares (“Controlled Companies”) as the interests of the majority of shareholders are the interests of that entity or individual; or

•	The board does not have nominating, audit and compensation committees composed solely of independent directors; or

•	WCM will withhold votes for any nominee for the:

•	audit committee who sits on more than three public company audit committees; or

•	compensation committee if performance goals were changed when employees failed or were unlikely to meet original goals or performance-based compensation was paid despite goals not being attained; or

•	compensation committee who is currently up for election and served at the time of poor pay-for-performance.

•	WCM will withhold votes for the audit committee chair if the chairperson failed to put audit ratification on the ballot for shareholder approval for the upcoming year.

•

For these purposes, an “independent director” is a director who meets all requirements to serve as an independent director of a company under the NYSE (Article 4 Section 2 of the NYSE Commission) and NASDAQ rule No. 4200 and 4300 (i.e., no material business relationships with the company, no present or recent employment relationship with the company (including employment of immediate family members) and, in the case of audit committee members, no compensation for non-board services). If a board does not meet these independent standards, WCM may refer to Glass, Lewis research recommendations.

•

WCM will withhold votes for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director (e.g., investment banking, consulting, legal or financial advisory fees).

•	WCM will withhold votes for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for the absences (i.e., illness, personal emergency, etc.).

WCM is concerned about over-committed directors. In some cases, directors may serve on too many boards to make a meaningful contribution.

•

WCM will withhold votes for an executive officer of any public company while serving more than four public company boards and any other director who serves on more than a total of six public company boards.

•

WCM will withhold votes for any nominee for director of a public company (Company A) who is employed as a senior executive of another public company (Company B) if a director of Company B serves as a senior executive of Company A (commonly referred to as an “interlocking directorate”).

Board independence depends not only on its members’ individual relationships, but also the board’s overall attitude toward management. Independent boards are committed to good corporate governance practices and, by providing objective independent judgment, enhance shareholder value.

•

WCM will withhold votes from directors who failed to observe good corporate governance practices with regards to option backdating as it allows options to be granted at a lower price before the release of positive news i.e. spring loading or following the release of negative news i.e. bullet-dodging. This raises a concern similar to that of insider trading, or trading on material non-public information.

•

WCM will withhold votes for the chair of the nominating or governance committee when the board is less than two-thirds independent, the chairman is not independent and an independent lead or presiding director has not been appointed unless company performance has been in the top quartile of the company’s peers

•	WCM will vote against proposals to classify a board, absent special circumstances indicating that shareholder interests would be better served by this structure.

WCM believes that separating the roles of corporate officer and the chairman of the board is typically a better governance structure than a combined executive/chairman position. The role of executives is to manage the business on the basis of the course charted by the board.

•

WCM will vote for the separation between the roles of chairman of the board and CEO, with the exception of smaller companies with limited group of leaders. It may be appropriate for these positions to be combined for some period of time.

B.	Compensation Plans

•	Stock Incentive/Option Plans

•	WCM will vote for performance based options requirements; and

•

WCM will vote for equity based compensation plans if our research indicates that the proposed plan is not excessive from the average plan for the peer group on a range of criteria, including dilution to shareholders and the projected annual cost relative to the company’s financial performance; and

•	WCM will vote against if plan permits replacing or repricing of underwater options (and against any proposal to authorize such replacement or repricing of underwater options); and

•

WCM will vote against if dilution represented by this proposal is more than 10% outstanding common stock unless our research indicates that a slightly higher dilution rate may be in the best interests of shareholders; and

•	WCM will vote against if the stock incentive/option plans permits issuance of options with an exercise price below the stock’s current market price; and

•	WCM will vote for stock options if the stock options are fully expensed; and

•

WCM will vote for option grants or other stock incentive/option awards that will help align the interests of outside directors provided that financial cost to the company does not threaten to compromise the objectivity

•	WCM will vote for all deferred compensation plans

•	WCM will vote for all bonus plans recommended by the company’s management

In voting on proposals relating to compensation plan proposals, WCM will consider whether the proposal has been approved by an independent compensation committee of the board.

C.	Capitalization

•	WCM will vote for proposals relating to the authorization of additional common stock if the justification for the increase and the amount of the increase is reasonable.

•	WCM will vote for proposals to effect stock splits (excluding reverse stock splits.)

•	WCM will vote for proposals authorizing share repurchase programs.

D.	Acquisitions, Mergers, Reincorporations, Reorganizations and Other Transactions

•

WCM will refer to the Security Analyst on business transactions such as acquisitions, mergers, and reorganizations involving business combinations, liquidations and sale of all or substantially all of a company’s assets

•	WCM will vote for mergers and reorganizations involving business combinations designed solely to reincorporate a company in Delaware.

E.	Anti-Takeover Measures

WCM will vote against board-approved proposals to adopt anti-takeover measures such as a shareholder rights plan, supermajority voting provisions, issuance of blank check preferred stock and the creation of a separate class of stock with disparate voting rights, except as follows:

•	WCM will vote for proposals to adopt fair price provisions.

F.	Auditors

WCM will vote for board approval proposal regarding the selection or ratification of an auditor except as follows:

•	WCM will vote against when there have been restatements or late filings where the auditors bear some responsibility for the restatements.

G.	Other Business Matters

WCM will vote for board-approved proposals approving routine business matters such as changing the company’s name, and procedural matters relating to the shareholder meeting, except as follows:

•	WCM will vote against authorization to transact other unidentified, substantive business at the meeting.

•	WCM will vote against proposals to adjourn a meeting to obtain more votes unless the adjournment is intended to secure more votes in a proposal that is in accordance to WCM’s vote.

II.	Shareholder Proposals

•	WCM will vote for shareholder proposals to declassify a board, absent special circumstances which would indicate that shareholder interests are better served by a classified board structure.

•	WCM will vote for shareholder proposals to require shareholder approval of shareholder rights plans.

•

WCM will vote for shareholder proposals to restore cumulative voting if a board is controlled mainly by insiders or affiliates where the company’s ownership structure includes one or more very large shareholders that typically control a majority-voting block of the company’s stock.

•	WCM will vote for shareholder proposals for the election of directors by a majority vote, unless it would clearly disadvantage the company.

•	WCM will vote for shareholder proposals that are consistent with WCM’s proxy voting guidelines for board-approved proposals.

III.	Voting Shares of Non U.S. Issuers

WCM recognizes that the laws governing non-U.S. issuers will vary significantly from US law and from jurisdiction to jurisdiction. Accordingly it may not be possible or even advisable to apply these guidelines mechanically to non-US issuers. However, WCM believes that shareholders of all companies are protected by the existence of a sound corporate governance and disclosure framework. Accordingly, WCM will vote proxies of non US issuers in accordance with the foregoing Guidelines where applicable, except as follows:

•	WCM will vote for shareholder proposals calling for a majority of the directors to be independent of management.

•	WCM will vote for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

•

WCM will vote for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

Many non-U.S. jurisdictions impose material burdens on voting proxies. There are three primary types of limits as follows:

•	Share blocking. Shares must be frozen for certain periods of time to vote via proxy.

•

Share re-registration. Shares must be re-registered out of the name of the local custodian or nominee into the name of the client for the meeting and, in may cases, then reregistered back. Shares are normally blocked in this period.

•	Powers of Attorney. Detailed documentation from a client must be given to the local sub-custodian. In many cases WCM is not authorized to deliver this information or sign the relevant documents.

WCM’s policy is to weigh the benefits to clients from voting in these jurisdictions against the detriments of doing so. For example, in a share-blocking jurisdiction, it will normally not be in a client’s interest to freeze shares simply to participate in a non-contested routine meeting. More specifically, WCM will normally not vote shares in non-U.S. jurisdictions imposing burdensome proxy voting requirements except in significant votes (such as contested elections and major corporate transactions) where directed by portfolio managers.

Exhibit B

WESTFIELD CAPITAL MANAGEMENT COMPANY, LLC

PROXY VOTING CONFLICT

OF INTEREST DISCLOSURE FORM

1.	Company name:

2.	Date of Meeting:

3.	Referral Item(s):

4.	Description of WCM’s Business Relationship with Issuer of Proxy which may give rise to a conflict of interest:

5.	Describe procedures used to address any conflict of interest:

Where a proxy proposal raises a material conflict between WCM’s interests and a client’s interest, WCM will obtain approval from the Proxy Committee.

WCM will review the proxy proposal for conflicts of interest as part of the overall vote review process. All material conflicts of interest so identified by WCM will be addressed as described above in this section

6.	Describe any contacts from parties outside WCM (other than routine communications from proxy solicitors) with respect to the referral item not otherwise reported in an investment professional’s recommendation:

CERTIFICATION

The undersigned employee of WCM certifies that, to the best of her knowledge, any recommendation of an investment professional provided under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.

Name: Zureen Khairuddin
Title: Proxy Associate

Wells Cap

Summary of Proxy Voting Procedures

1. Scope of Policies and Procedures. These Proxy Voting Policies and Procedures (“Procedures”) are used to determine how to vote proxies relating to portfolio securities held in accounts managed by Wells Cap and whose voting authority has been delegated to Wells Capital. Wells Cap believes that the Procedures are reasonably designed to ensure that proxy matters are conducted in the best interest of clients, in accordance with its fiduciary duties.

2. Voting Philosophy. Wells Cap exercises its voting responsibility, as a fiduciary, with the goal of maximizing value to shareholders consistent with the governing laws and investment policies of each portfolio. While securities are not purchased to exercise control or to seek to effect corporate change through share ownership, Wells Cap supports sound corporate governance practices within companies in which they invest.

Wells Cap utilizes Institutional Shareholder Services (“ISS”), a proxy voting agent, for voting proxies and proxy voting analysis and research. ISS votes proxies in accordance with the Wells Fargo Proxy Guidelines established by Wells Fargo Proxy Committee and attached hereto as Appendix A.

3. Responsibilities

(A) Proxy Administrator

Wells Cap has designated a Proxy Administrator who is responsible for administering and overseeing the proxy voting process to ensure the implementation of the Procedures. The Proxy Administrator monitors ISS to determine that ISS is accurately applying the Procedures as set forth herein and that proxies are voted in a timely and responsible manner. The Proxy Administrator reviews the continuing appropriateness of the Procedures set forth herein, recommends revisions as necessary and provides an annual update on the proxy voting process.

(i) Voting Guidelines. Wells Fargo Proxy Guidelines set forth Wells Fargo’s proxy policy statement and guidelines regarding how proxies will be voted on the issues specified. ISS will vote proxies for or against as directed by the guidelines. Where the guidelines specify a “case by case” determination for a particular issue, ISS will evaluate the proxies based on thresholds established in the proxy guidelines. In addition, proxies relating to issues not addressed in the guidelines, especially foreign securities, Wells Cap will defer to ISS Proxy Guidelines. Finally, with respect to issues for which a vote for or against is specified by the Procedures, the Proxy Administrator shall have the authority to direct ISS to forward the proxy to him or her for a discretionary vote, in consultation with the Proxy Committee or the portfolio manager covering the subject security if the Proxy Committee or the portfolio manager determines that a case-by-case review of such matter is warranted, provided however, that such authority to deviate from the Procedures shall not be exercised if the Proxy Administrator is aware of any conflict of interest as described further below with respect to such matter.

(ii) Voting Discretion. In all cases, the Proxy Administrator will exercise its voting discretion in accordance with the voting philosophy of the Wells Fargo Proxy Guidelines. In cases where a proxy is forwarded by ISS to the Proxy Administrator, the Proxy Administrator may be assisted in its voting decision through receipt of: (i) independent research and voting recommendations provided by ISS or other independent sources; or (ii) information provided by company managements and shareholder groups. In the event that the Proxy Administrator is aware of a material conflict of interest involving Wells Fargo/Wells Cap or any of its affiliates regarding a proxy that has been forwarded to him or her, the Proxy Administrator will return the proxy to ISS to be voted in conformance with the voting guidelines of ISS.

Voting decisions made by the Proxy Administrator will be reported to ISS to ensure that the vote is registered in a timely manner.

(iii) Securities on Loan. As a general matter, securities on loan will not be recalled to facilitate proxy voting (in which case the borrower of the security shall be entitled to vote the proxy).

(iv) Conflicts of Interest. Wells Cap has obtained a copy of ISS policies, procedures and practices regarding potential conflicts of interest that could arise in ISS proxy voting services to Wells Cap as a result of business conducted by ISS. Wells Cap believes that potential conflicts of interest by ISS are minimized by these policies, procedures and practices. In addition, Wells Fargo and/or Wells Cap may have a conflict of interest regarding a proxy to be voted upon if, for example, Wells Fargo and/or Wells Cap or its affiliates have other relationships with the issuer of the proxy. Wells Cap believes that, in most instances, any material conflicts of interest will be minimized through a strict and objective application by ISS of the voting guidelines attached hereto. However, when the Proxy Administrator is aware of a material conflict of interest regarding a matter that would otherwise require a vote by Wells Capital, the Proxy Administrator shall defer to ISS to vote in conformance with the voting guidelines of ISS. In addition, the Proxy Administrator will seek to avoid any undue influence as a result of any material conflict of interest that exists between the interest of a client and Wells Cap or any of its affiliates. To this end, an independent fiduciary engaged by Wells Fargo will direct the Proxy Administrator on voting instructions for the Wells Fargo proxy.

(B) ISS

ISS has been delegated with the following responsibilities:

(i) Research and make voting determinations in accordance with the Wells Fargo Proxy Guidelines described in Appendix A; 2

(ii) Vote and submit proxies in a timely manner;

(iii) Handle other administrative functions of proxy voting;

(iv) Maintain records of proxy statements received in connection with proxy votes and provide copies of such proxy statements promptly upon request;

(v) Maintain records of votes cast; and

(vi) Provide recommendations with respect to proxy voting matters in general.

(C) Except in instances where clients have retained voting authority, Wells Cap will instruct custodians of client accounts to forward all proxy statements and materials received in respect of client accounts to ISS.

(D) Notwithstanding the foregoing, Wells Cap retains final authority and fiduciary responsibility for proxy voting.

4. Record Retention. Wells Cap will maintain the following records relating to the implementation of the Procedures:

(i) A copy of these proxy voting polices and procedures;

(ii) Proxy statements received for client securities (which will be satisfied by relying on EDGAR or ISS);

(iii) Records of votes cast on behalf of clients (which ISS maintains on behalf of Wells Cap Management);

(iv) Records of each written client request for proxy voting records and Wells Capital’s written response to any client request (written or oral) for such records; and

(v) Any documents prepared by Wells Cap or ISS that were material to making a proxy voting decision.

Such proxy voting books and records shall be maintained at an office of Wells Cap in an easily accessible place for a period of five years.

5. Disclosure of Policies and Procedures. Wells Cap will disclose to its clients a summary description of its proxy voting policy and procedures via mail. A detail copy of the policy and procedures will be provided to clients upon request by calling 1-800-736-2316. It is also posted on Wells Cap website at www.wellscap.com.

Wells Cap will also provide proxy statements and any records as to how we voted proxies on behalf of client upon request. Clients may contact us at 1-800-736-2316 or by e-mail at http://www.wellscap.com/contactus/index.html to request a record of proxies voted on their behalf.

Except as otherwise required by law, Wells Cap has a general policy of not disclosing to any issuer or third party how its client proxies are voted.

January 21, 2006

MELLON FINANCIAL CORPORATION

PROXY VOTING POLICY

Approved January 1, 2006

Standish, through its participation on Mellon’s Proxy Policy Committee, has adopted a Proxy Voting Policy, related procedures, and voting guidelines which are applied to those client accounts over which it has been delegated the authority to vote proxies. In voting proxies, Standish seeks to act solely in the best financial and economic interest of the applicable client. We will carefully review proposals that would limit shareholder control or could affect the value of a client’s investment. We generally will oppose proposals designed to insulate an issuer’s management unnecessarily from the wishes of a majority of shareholders. Standish will generally support proposals designed to provide management with short-term insulation from outside influences so as to enable them to bargain effectively with potential suitors and otherwise achieve long-term goals. On questions of social responsibility where economic performance does not appear to be an issue, Standish will attempt to ensure that management reasonably responds to the social issues.

All proxy -voting proposals are reviewed, categorized, analyzed and voted in accordance with written guidelines in effect from time to time. These proxy -voting guidelines are based on research and recommendations provided by internal resources and third party vendors. The guidelines are reviewed periodically and updated as necessary to reflect new issues and any changes in our policies on specific issues. Items that can be categorized will be voted in accordance with any applicable guidelines or referred to the Proxy Policy Committee, if the applicable guidelines so require. Proposals that cannot be categorized under the guidelines will be referred to the Proxy Policy Committee for discussion and vote. Additionally, the Proxy Policy Committee may review any proposal where it has identified a particular company, industry or issue for special scrutiny. With regard to voting proxies of foreign companies, Standish weighs the cost of voting, and potential inability to sell, the shares against the benefit of voting the shares to determine whether or not to vote.

Standish recognizes its duty to vote proxies in the best interests of its clients. We seek to avoid material conflicts of interest through the establishment of the Proxy Policy Committee, which applies detailed, pre-determined proxy voting guidelines in an objective and consistent manner across client accounts, based on internal and external research and recommendations provided by a third party vendor, and without consideration of any client relationship factors. Further, Standish and its affiliates engage a third party as an independent fiduciary to vote all proxies for Mellon Financial Corporation securities and affiliated mutual fund securities.

Standish will furnish a copy of its Proxy Voting Summary, any related procedures, and it’s voting guidelines to each advisory client upon request. Upon request, we will also disclose to an advisory client the proxy voting history for its account after the votes have been recorded.

PACIFIC INVESTMENT MANAGEMENT COMPANY LLC

Proxy Voting Policies and Procedures1

The following are general proxy voting policies and procedures (“Policies and Procedures”) adopted by Pacific Investment Management Company LLC (“PIMCO”), an investment adviser registered under the Investment Advisers Act of 1940, as amended (“Advisers Act”).1 PIMCO serves as the investment adviser to a wide range of domestic and international clients, including investment companies registered under the Investment Company Act of 1940, as amended (“1940 Act”) and separate investment accounts for other clients.2 These Policies and Procedures are adopted to ensure compliance with Rule 206(4)-6 under the Advisers Act, other applicable fiduciary obligations of PIMCO and the applicable rules and regulations of the Securities and Exchange Commission (“SEC”) and interpretations of its staff. In addition to SEC requirements governing advisers, PIMCO’s Policies and Procedures reflect the long-standing fiduciary standards and responsibilities applicable to investment advisers with respect to accounts subject to the Employee Retirement Income Security Act of 1974 (“ERISA”), as set forth in the Department of Labor’s rules and regulations.3

PIMCO will implement these Policies and Procedures for each of its respective clients as required under applicable law, unless expressly directed by a client in writing to refrain from voting that client’s proxies. PIMCO’s authority to vote proxies on behalf of its clients is established by its advisory contracts, comparable documents or by an overall delegation of discretionary authority over its client’s assets. Recognizing that proxy voting is a rare event in the realm of fixed income investing and is typically limited to solicitation of consent to changes in features of debt securities, these Policies and Procedures also apply to any voting rights and/or consent rights of PIMCO, on behalf of its clients, with respect to debt securities, including but not limited to, plans of reorganization, and waivers and consents under applicable indentures.4

PIMCO will implement these Policies and Procedures for each of its respective clients as required under applicable law, unless expressly directed by a client in writing to refrain from voting that client’s proxies. PIMCO’s authority to vote proxies on behalf of its clients is established by its advisory contracts, comparable documents or by an overall delegation of discretionary authority over its client’s assets. Recognizing that proxy voting is a rare event in the realm of fixed income investing and is typically limited to solicitation of consent to changes in features of debt securities, these Policies and Procedures also apply to any voting rights and/or consent rights of PIMCO, on behalf of its clients, with respect to debt securities, including but not limited to, plans of reorganization, and waivers and consents under applicable indentures.5

Set forth below are PIMCO’s Policies and Procedures with respect to any voting or consent rights of advisory clients over which PIMCO has discretionary voting authority. These Policies and Procedures may be revised from time to time.

[1]	Revised as of May 7, 2007.

[2]

These Policies and Procedures are adopted by PIMCO pursuant to Rule 206(4)-6 under the Advisers Act, effective August 6, 2003. See Proxy Voting by Investment Advisers, IA Release No. 2106 (January 31, 2003).

[3]	These Policies and Procedures address proxy voting considerations under U.S. law and regulations and do not address the laws or requirements of other jurisdictions.

[4]

Department of Labor Bulletin 94-2, 29 C.F.R. 2509.94-2 (July 29, 1994). If a client is subject to ERISA, PIMCO will be responsible for voting proxies with respect to the client’s account, unless the client has expressly retained the right and obligation to vote the proxies, and provided prior written notice to PIMCO of this retention.

[4]

For purposes of these Policies and Procedures, proxy voting includes any voting rights, consent rights or other voting authority of PIMCO on behalf of its clients. For purposes of these Policies and Procedures, voting or consent rights shall not include matters which are primarily investment decisions, including tender offers, exchange offers, conversions, put options, redemptions, and dutch auctions. or other voting authority of PIMCO on behalf of its clients.

General Statements of Policy

These Policies and Procedures are designed and implemented in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of PIMCO’s clients. Each proxy is voted on a case-by-case basis taking into consideration any relevant contractual obligations as well as other relevant facts and circumstances.

PIMCO may abstain from voting a client proxy under the following circumstances: (1) when the economic effect on shareholders’ interests or the value of the portfolio holding is indeterminable or insignificant; or (2) when the cost of voting the proxies outweighs the benefits.

Conflicts of Interest

PIMCO seeks to resolve any material conflicts of interest by voting in good faith in the best interest of its clients. If a material conflict of interest should arise, PIMCO will seek to resolve such conflict in the client’s best interest by pursuing any one of the following courses of action:

1. convening an ad-hoc committee to assess and resolve the conflict;6

2. voting in accordance with the instructions/consent of a client after providing notice of and disclosing the conflict to that client;

3. voting the proxy in accordance with the recommendation of an independent third-party service provider;

4. suggesting that the client engage another party to determine how the proxies should be voted;

5. delegating the vote to an independent third-party service provider; or

6. voting in accordance with the factors discussed in these Policies and Procedures.

PIMCO will document the process of resolving any identified material conflict of interest.

Reporting Requirements and the Availability of Proxy Voting Records

Except to the extent required by applicable law or otherwise approved by PIMCO, PIMCO will not disclose to third parties how it voted a proxy on behalf of a client. However, upon request from an appropriately authorized individual, PIMCO will disclose to its clients or the entity delegating the voting authority to PIMCO for such clients (e.g., trustees or consultants retained by the client), how PIMCO voted such client’s proxy. In addition, PIMCO provides its clients with a copy of these Policies and Procedures or a concise summary of these Policies and Procedures: (i) in Part II of Form ADV; (ii) together with a periodic account statement in a separate mailing; or (iii) any other means as determined by PIMCO. The summary will state that these Policies and Procedures are available upon request and will inform clients that information about how PIMCO voted that client’s proxies is available upon request.

PIMCO Record Keeping

PIMCO or its agent maintains proxy voting records as required by Rule 204-2(c) of the Advisers Act. These records include: (1) a copy of all proxy voting policies and procedures; (2) proxy statements (or other disclosures accompanying requests for client consent) received regarding client securities (which may be satisfied by relying on obtaining a copy of a proxy statement from the SEC’s Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system or a third party provided that the third party undertakes to provide a copy promptly upon request); (3) a record of each vote cast by PIMCO on behalf of a client; (4) a copy of any document created by PIMCO that was material to making a decision on how to vote proxies on behalf of a client or that memorializes the basis for that decision; and (5) a copy of each written client request for proxy voting records and any written response from PIMCO to any (written or oral) client request for such records. Additionally, PIMCO or its agent maintains any documentation related to an identified material conflict of interest.

[6]	Any committee must be comprised of personnel who have no direct interest in the outcome of the potential conflict.

Proxy voting books and records are maintained by PIMCO or its agent in an easily accessible place for a period of five years from the end of the fiscal year during which the last entry was made on such record, the first two years in the offices of PIMCO or its agent.

Review and Oversight

PIMCO’s proxy voting procedures are described below. PIMCO’s Compliance Group will provide for the supervision and periodic review, no less than on a quarterly basis, of its proxy voting activities and the implementation of these Policies and Procedures.

Because PIMCO has contracted with State Street Investment Manager Solutions, LLC (“IMS West”) to perform portfolio accounting, securities processing and settlement processing on behalf of PIMCO, certain of the following procedures involve IMS West in administering and implementing the proxy voting process. IMS West will review and monitor the proxy voting process to ensure that proxies are voted on a timely basis.

1. Transmit Proxy to PIMCO. IMS West will forward to PIMCO’s Compliance Group each proxy received from registered owners of record (e.g., custodian bank or other third party service providers).

2. Conflicts of Interest. PIMCO’s Compliance Group will review each proxy to determine whether there may be a material conflict between PIMCO and its client. As part of this review, the group will determine whether the issuer of the security or proponent of the proposal is a client of PIMCO, or if a client has actively solicited PIMCO to support a particular position. If no conflict exists, this group will forward each proxy to PIMCO’s Middle Office Group for consideration by the appropriate portfolio manager(s). However, if a conflict does exist, PIMCO’s Compliance Group will seek to resolve any such conflict in accordance with these Policies and Procedures.

3. Vote. The portfolio manager will review the information, will vote the proxy in accordance with these Policies and Procedures and will return the voted proxy to PIMCO’s Middle Office Group.

4. Review. PIMCO’s Middle Office Group will review each proxy that was submitted to and completed by the appropriate portfolio manager. PIMCO’s Middle Office Group will forward the voted proxy back to IMS West with the portfolio manager’s decision as to how it should be voted.

5. Transmittal to Third Parties. IMS West will document the portfolio manager’s decision for each proxy received from PIMCO’s Middle Office Group in a format designated by the custodian bank or other third party service provider. IMS West will maintain a log of all corporate actions, including proxy voting, which indicates, among other things, the date the notice was received and verified, PIMCO’s response, the date and time the custodian bank or other third party service provider was notified, the expiration date and any action taken.

6. Information Barriers. Certain entities controlling, controlled by, or under common control with PIMCO (“Affiliates”) may be engaged in banking, investment advisory, broker-dealer and investment banking activities. PIMCO personnel and PIMCO’s agents are prohibited from disclosing information regarding PIMCO’s voting intentions to any Affiliate. Any PIMCO personnel involved in the proxy voting process who are contacted by an Affiliate regarding the manner in which PIMCO or its delegate intend to vote on a specific issue must terminate the contact and notify the Compliance Group immediately.

Categories of Proxy Voting Issues

In general, PIMCO reviews and considers corporate governance issues related to proxy matters and generally supports proposals that foster good corporate governance practices. PIMCO considers each proposal on a case-by-case basis, taking into consideration various factors and all relevant facts and circumstances at the time of the vote. PIMCO may vote proxies as recommended by management on routine matters related to the operation of the issuer and on matters not expected to have a significant economic impact on the issuer and/or shareholders, because PIMCO believes the recommendations by the issuer generally are in shareholders’ best interests, and therefore in the best economic interest of PIMCO’s clients. The following is a non-exhaustive list of issues that may be included in proxy materials submitted to clients of PIMCO, and a non-exhaustive list of factors that PIMCO may consider in determining how to vote the client’s proxies.

Board of Directors

1. Independence. PIMCO may consider the following factors when voting on director independence issues: (i) majority requirements for the board and the audit, nominating, compensation and/or other board committees; and (ii) whether the issuer adheres to and/or is subject to legal and regulatory requirements.

2. Director Tenure and Retirement. PIMCO may consider the following factors when voting on limiting the term of outside directors: (i) the introduction of new viewpoints on the board; (ii) a reasonable retirement age for the outside directors; and (iii) the impact on the board’s stability and continuity.

3. Nominations in Elections. PIMCO may consider the following factors when voting on uncontested elections: (i) composition of the board; (ii) nominee availability and attendance at meetings; (iii) any investment made by the nominee in the issuer; and (iv) long-term corporate performance and the price of the issuer’s securities.

4. Separation of Chairman and CEO Positions. PIMCO may consider the following factors when voting on proposals requiring that the positions of chairman of the board and the chief executive officer not be filled by the same person: (i) any potential conflict of interest with respect to the board’s ability to review and oversee management’s actions; and (ii) any potential effect on the issuer’s productivity and efficiency.

5. D&O Indemnification and Liability Protection. PIMCO may consider the following factors when voting on proposals that include director and officer indemnification and liability protection: (i) indemnifying directors for conduct in the normal course of business; (ii) limiting liability for monetary damages for violating the duty of care; (iii) expanding coverage beyond legal expenses to acts that represent more serious violations of fiduciary obligation than carelessness (e.g. negligence); and (iv) providing expanded coverage in cases where a director’s legal defense was unsuccessful if the director was found to have acted in good faith and in a manner that he or she reasonably believed was in the best interests of the company.

6. Stock Ownership. PIMCO may consider the following factors when voting on proposals on mandatory share ownership requirements for directors: (i) the benefits of additional vested interest in the issuer’s stock; (ii) the ability of a director to fulfill his duties to the issuer regardless of the extent of his stock ownership; and (iii) the impact of limiting the number of persons qualified to be directors.

Proxy Contests and Proxy Contest Defenses

1. Contested Director Nominations. PIMCO may consider the following factors when voting on proposals for director nominees in a contested election: (i) background and reason for the proxy contest; (ii) qualifications of the director nominees; (iii) management’s track record; (iv) the issuer’s long-term financial performance within its industry; (v) assessment of what each side is offering shareholders; (vi) the likelihood that the proposed objectives and goals can be met; and (vii) stock ownership positions of the director nominees.

2. Reimbursement for Proxy Solicitation Expenses. PIMCO may consider the following factors when voting on reimbursement for proxy solicitation expenses: (i) identity of the persons who will pay the expenses; (ii) estimated total cost of solicitation; (iii) total expenditures to date; (iv) fees to be paid to proxy solicitation firms; and (v) when applicable, terms of a proxy contest settlement.

3. Ability to Alter the Size of the Board by Shareholders. PIMCO may consider whether the proposal seeks to fix the size of the board and/or require shareholder approval to alter the size of the board.

4. Ability to Remove Directors by Shareholders. PIMCO may consider whether the proposal allows shareholders to remove directors with or without cause and/or allow shareholders to elect directors and fill board vacancies.

5. Cumulative Voting. PIMCO may consider the following factors when voting on cumulative voting proposals: (i) the ability of significant stockholders to elect a director of their choosing; (ii) the ability of minority shareholders to concentrate their support in favor of a director(s) of their choosing; and (iii) any potential limitation placed on the director’s ability to work for all shareholders.

6. Supermajority Shareholder Requirements. PIMCO may consider all relevant factors, including but not limited to limiting the ability of shareholders to effect change when voting on supermajority requirements to approve an issuer’s charter or bylaws, or to approve a merger or other significant business combination that would require a level of voting approval in excess of a simple majority.

Tender Offer Defenses

1. Classified Boards. PIMCO may consider the following factors when voting on classified boards: (i) providing continuity to the issuer; (ii) promoting long-term planning for the issuer; and (iii) guarding against unsolicited takeovers.

2. Poison Pills. PIMCO may consider the following factors when voting on poison pills: (i) supporting proposals to require a shareholder vote on other shareholder rights plans; (ii) ratifying or redeeming a poison pill in the interest of protecting the value of the issuer; and (iii) other alternatives to prevent a takeover at a price clearly below the true value of the issuer.

3. Fair Price Provisions. PIMCO may consider the following factors when voting on proposals with respect to fair price provisions: (i) the vote required to approve the proposed acquisition; (ii) the vote required to repeal the fair price provision; (iii) the mechanism for determining fair price; and (iv) whether these provisions are bundled with other anti-takeover measures (e.g., supermajority voting requirements) that may entrench management and discourage attractive tender offers.

Capital Structure

1. Stock Authorizations. PIMCO may consider the following factors to help distinguish between legitimate proposals to authorize increases in common stock for expansion and other corporate purchases and those proposals designed primarily as an anti-takeover device: (i) the purpose and need for the stock increase; (ii) the percentage increase with respect to the authorization currently in place; (iii) voting rights of the stock; and (iv) overall capitalization structure of the issuer.

2. Issuance of Preferred Stock. PIMCO may consider the following factors when voting on the issuance of preferred stock: (i) whether the new class of preferred stock has unspecified voting, conversion, dividend distribution, and other rights; (ii) whether the issuer expressly states that the stock will not be used as a takeover defense or carry superior voting rights; (iii) whether the issuer specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable; and (iv) whether the stated purpose is to raise capital or make acquisitions in the normal course of business.

3. Stock Splits. PIMCO may consider the following factors when voting on stock splits: (i) the percentage increase in the number of shares with respect to the issuer’s existing authorized shares; and (ii) the industry that the issuer is in and the issuer’s performance in that industry.

4. Reversed Stock Splits. PIMCO may consider the following factors when voting on reverse stock splits: (i) the percentage increase in the shares with respect to the issuer’s existing authorized stock; and (ii) issues related to delisting the issuer’s stock.

Executive and Director Compensation

1. Stock Option Plans. PIMCO may consider the following factors when voting on stock option plans: (i) whether the stock option plan expressly permits the repricing of options; (ii) whether the plan could result in earnings dilution of greater than a specified percentage of shares outstanding; (iii) whether the plan has an option exercise price below the market price on the day of the grant; (iv) whether the proposal relates to an amendment to extend the term of options for persons leaving the firm voluntarily or for cause; and (v) whether the stock option plan has certain other embedded features.

2. Director Compensation. PIMCO may consider the following factors when voting on director compensation: (i) whether director shares are at the same market risk as those of the issuer’s shareholders; and (ii) how stock option programs for outside directors compare with the standards of internal stock option programs.

3. Golden and Tin Parachutes. PIMCO may consider the following factors when voting on golden and/or tin parachutes: (i) whether they will be submitted for shareholder approval; and (ii) the employees covered by the plan and the quality of management.

State of Incorporation

State Takeover Statutes. PIMCO may consider the following factors when voting on proposals to opt out of a state takeover statute: (i) the power the statute vests with the issuer’s board; (ii) the potential of the statute to stifle bids; and (iii) the potential for the statute to empower the board to negotiate a better deal for shareholders.

Mergers and Restructurings

1. Mergers and Acquisitions. PIMCO may consider the following factors when voting on a merger and/or acquisition: (i) anticipated financial and operating benefits as a result of the merger or acquisition; (ii) offer price; (iii) prospects of the combined companies; (iv) how the deal was negotiated; and (v) changes in corporate governance and the potential impact on shareholder rights. PIMCO may also consider what impact the merger or acquisition may have on groups/organizations other than the issuer’s shareholders.

2. Corporate Restructurings. With respect to a proxy proposal that includes a spin-off, PIMCO may consider the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives. With respect to a proxy proposal that includes an asset sale, PIMCO may consider the impact on the balance sheet or working capital and the value received for the asset. With respect to a proxy proposal that includes a liquidation, PIMCO may consider management’s efforts to pursue alternatives, the appraisal value of assets, and the compensation plan for executives managing the liquidation.

Investment Company Proxies

For a client that is invested in an investment company, PIMCO votes each proxy of the investment company on a case-by-case basis and takes all reasonable steps to ensure that proxies are voted consistent with all applicable investment policies of the client and in accordance with any resolutions or other instructions approved by authorized persons of the client.

For a client that is invested in an investment company that is advised by PIMCO or its affiliates, if there is a conflict of interest which may be presented when voting for the client (e.g., a proposal to approve a contract between PIMCO and the investment company), PIMCO will resolve the conflict by doing any one of the following: (i) voting in accordance with the instructions/consent of the client after providing notice of and disclosing the conflict to that client; (ii) voting the proxy in accordance with the recommendation of an independent third-party service provider; or (iii) delegating the vote to an independent third-party service provider.

1. Election of Directors or Trustees. PIMCO may consider the following factors when voting on the director or trustee nominees of a mutual fund: (i) board structure, director independence and qualifications, and compensation paid by the fund and the family of funds; (ii) availability and attendance at board and committee meetings; (iii) investments made by the nominees in the fund; and (iv) the fund’s performance.

2. Converting Closed-end Fund to Open-end Fund. PIMCO may consider the following factors when voting on converting a closed-end fund to an open-end fund: (i) past performance as a closed-end fund; (ii) the market in which the fund invests; (iii) measures taken by the board to address any discount of the fund’s shares; (iv) past shareholder activism; (v) board activity; and (vi) votes on related proposals.

3. Proxy Contests. PIMCO may consider the following factors related to a proxy contest: (i) past performance of the fund; (ii) the market in which the fund invests; (iii) measures taken by the board to address past shareholder activism; (iv) board activity; and (v) votes on related proposals.

4. Investment Advisory Agreements. PIMCO may consider the following factors related to approval of an investment advisory agreement: (i) proposed and current fee arrangements/schedules; (ii) fund category/investment objective; (iii) performance benchmarks; (iv) share price performance as compared with peers; and (v) the magnitude of any fee increase and the reasons for such fee increase.

5. Policies Established in Accordance with the 1940 Act. PIMCO may consider the following factors: (i) the extent to which the proposed changes fundamentally alter the investment focus of the fund and comply with SEC interpretation; (ii) potential competitiveness; (iii) regulatory developments; and (iv) current and potential returns and risks.

6. Changing a Fundamental Restriction to a Non-fundamental Restriction. PIMCO may consider the following when voting on a proposal to change a fundamental restriction to a non-fundamental restriction: (i) reasons given by the board and management for the change; and (ii) the projected impact of the change on the fund’s portfolio.

7. Distribution Agreements. PIMCO may consider the following when voting on a proposal to approve a distribution agreement: (i) fees charged to comparably sized funds with similar investment objectives; (ii) the distributor’s reputation and past performance; and (iii) competitiveness of the fund among other similar funds in the industry.

8. Names Rule Proposals. PIMCO may consider the following factors when voting on a proposal to change a fund name, consistent with Rule 35d-1 of the 1940 Act: (i) whether the fund invests a minimum of 80% of its assets in the type of investments suggested by the proposed name; (ii) the political and economic changes in the target market; and (iii) current asset composition.

9. Disposition of Assets/Termination/Liquidation. PIMCO may consider the following when voting on a proposal to dispose of fund assets, terminate, or liquidate the fund: (i) strategies employed to salvage the fund; (ii) the fund’s past performance; and (iii) the terms of the liquidation.

10. Changes to Charter Documents. PIMCO may consider the following when voting on a proposal to change a fund’s charter documents: (i) degree of change implied by the proposal; (ii) efficiencies that could result; (iii) state of incorporation; and (iv) regulatory standards and implications.

11. Changing the Domicile of a Fund. PIMCO may consider the following when voting on a proposal to change the domicile of a fund: (i) regulations of both states; (ii) required fundamental policies of both states; and (iii) the increased flexibility available.

12. Change in Fund’s Subclassification. PIMCO may consider the following when voting on a change in a fund’s subclassification from diversified to non-diversified or to permit concentration in an industry: (i) potential competitiveness; (ii) current and potential returns; (iii) risk of concentration; and (iv) consolidation in the target industry.

Distressed and Defaulted Securities

1. Waivers and Consents. PIMCO may consider the following when determining whether to support a waiver or consent to changes in provisions of indentures governing debt securities which are held on behalf of clients: (i) likelihood that the granting of such waiver or consent will potentially increase recovery to clients; (ii) potential for avoiding cross-defaults under other agreements; and (iii) likelihood that deferral of default will give the obligor an opportunity to improve its business operations.

2. Voting on Chapter 11 Plans of Liquidation or Reorganization. PIMCO may consider the following when determining whether to vote for or against a Chapter 11 plan in a case pending with respect to an obligor under debt securities which are held on behalf of clients: (i) other alternatives to the proposed plan; (ii) whether clients are treated appropriately and in accordance with applicable law with respect to their distributions; (iii) whether the vote is likely to increase or decrease recoveries to clients.

Miscellaneous Provisions

1. Such Other Business. Proxy ballots sometimes contain a proposal granting the board authority to “transact such other business as may properly come before the meeting.” PIMCO may consider the following factors when developing a position on proxy ballots that contain a proposal granting the board authority to “transact such other business as may properly come before the meeting”: (i) whether the board is limited in what actions it may legally take within such authority; and (ii) PIMCO’s responsibility to consider actions before supporting them.

2. Equal Access. PIMCO may consider the following factors when voting on equal access: (i) the opportunity for significant company shareholders to evaluate and propose voting recommendations on proxy proposals and director nominees, and to nominate candidates to the board; and (ii) the added complexity and burden of providing shareholders with access to proxy materials.

3. Charitable Contributions. PIMCO may consider the following factors when voting on charitable contributions: (i) the potential benefits to shareholders; and (ii) the potential impact on the issuer’s resources that could have been used to increase shareholder value.

4. Special Interest Issues. PIMCO may consider the following factors when voting on special interest issues: (i) the long-term benefit to shareholders of promoting corporate accountability and responsibility on social issues; (ii) management’s responsibility with respect to special interest issues; (iii) any economic costs and restrictions on management; (iv) a client’s instruction to vote proxies in a specific manner and/or in a manner different from these Policies and Procedures; and (v) the responsibility to vote proxies for the greatest long-term shareholder value.

October 2006

AllianceBernstein L.P.

Statement of Policies and Procedures for

Proxy Voting

1. Introduction

As a registered investment adviser, AllianceBernstein L.P. (“AllianceBernstein”, “we” or “us”) has a fiduciary duty to act solely in the best interests of our clients. We recognize that this duty requires us to vote client securities in a timely manner and make voting decisions that are in the best interests of our clients. Consistent with these obligations, we will disclose our clients’ voting records only to them and as required by mutual fund vote disclosure regulations. In addition, the proxy committees may, after careful consideration, choose to respond to surveys regarding past votes.

This statement is intended to comply with Rule 206(4)-6 of the Investment Advisers Act of 1940. It sets forth our policies and procedures for voting proxies for our discretionary investment advisory clients, including investment companies registered under the Investment Company Act of 1940. This statement applies to AllianceBernstein’s growth and value investment groups investing on behalf of clients in both US and non-US securities.

2. Proxy Policies

This statement is designed to be responsive to the wide range of proxy voting subjects that can have a significant effect on the investment value of the securities held in our clients’ accounts. These policies are not exhaustive due to the variety of proxy voting issues that we may be required to consider. AllianceBernstein reserves the right to depart from these guidelines in order to avoid voting decisions that we believe may be contrary to our clients’ best interests. In reviewing proxy issues, we will apply the following general policies:

2.1. Corporate Governance

AllianceBernstein’s proxy voting policies recognize the importance of good corporate governance in ensuring that management and the board of directors fulfill their obligations to the shareholders. We favor proposals promoting transparency and accountability within a company. We will vote for proposals providing for equal access to the proxy materials so that shareholders can express their views on various proxy issues. We also support the appointment of a majority of independent directors on key committees and separating the positions of chairman and chief executive officer. Finally, because we believe that good corporate governance requires shareholders to have a meaningful voice in the affairs of the company, we will support non-binding shareholder proposals that request that companies amend their by-laws to provide that director nominees be elected by an affirmative vote of a majority of the votes cast.

2.2. Elections of Directors

Unless there is a proxy fight for seats on the Board or we determine that there are other compelling reasons for withholding votes for directors, we will vote in favor of the management proposed slate of directors. That said, we believe that directors have a duty to respond to shareholder actions that have received significant shareholder support. We may withhold votes for directors that fail to act on key issues such as failure to implement proposals to declassify boards, failure to implement a majority vote requirement, failure to submit a rights plan to a shareholder vote or failure to act on tender offers where a majority of shareholders have tendered their shares. In addition, we will withhold votes for directors who fail to attend at least seventy-five percent of board meetings within a given year without a reasonable excuse. Finally, we may withhold votes for directors of non-U.S. issuers where there is insufficient information about the nominees disclosed in the proxy statement.

2.3. Appointment of Auditors

AllianceBernstein believes that the company remains in the best position to choose the auditors and will generally support management’s recommendation. However, we recognize that there may be inherent conflicts when a company’s independent auditor performs substantial non-audit related services for the company. The Sarbanes-Oxley Act of 2002 prohibited certain categories of services by auditors to US issuers, making this issue less prevalent in the US. Nevertheless, in reviewing a proposed auditor, we will consider the fees paid for non-audit services relative to total fees as well as if there are other reasons to questions the independence of the auditors.

2.4. Changes in Legal and Capital Structure

Changes in a company’s charter, articles of incorporation or by-laws are often technical and administrative in nature. Absent a compelling reason to the contrary, AllianceBernstein will cast its votes in accordance with the company’s management on such proposals. However, we will review and analyze on a case-by-case basis any non-routine proposals that are likely to affect the structure and operation of the company or have a material economic effect on the company.

For example, we will generally support proposals to increase authorized common stock when it is necessary to implement a stock split, aid in a restructuring or acquisition or provide a sufficient number of shares for an employee savings plan, stock option or executive compensation plan. However, a satisfactory explanation of a company’s intentions must be disclosed in the proxy statement for proposals requesting an increase of greater than one hundred percent of the shares outstanding. We will oppose increases in authorized common stock where there is evidence that the shares will be used to implement a poison pill or another form of anti-takeover device. We will support shareholder proposals that seeks to eliminate dual class voting structures.

2.5. Corporate Restructurings, Mergers and Acquisitions

AllianceBernstein believes proxy votes dealing with corporate reorganizations are an extension of the investment decision. Accordingly, we will analyze such proposals on a case-by-case basis, weighing heavily the views of our research analysts that cover the company and our investment professionals managing the portfolios in which the stock is held.

2.6. Proposals Affecting Shareholder Rights

AllianceBernstein believes that certain fundamental rights of shareholders must be protected. We will generally vote in favor of proposals that give shareholders a greater voice in the affairs of the company and oppose any measure that seeks to limit those rights. However, when analyzing such proposals we will weigh the financial impact of the proposal against the impairment of shareholder rights.

2.7. Anti-Takeover Measures

AllianceBernstein believes that measures that impede corporate transactions such as takeovers or entrench management not only infringe on the rights of shareholders but may also have a detrimental effect on the value of the company. We will generally oppose proposals, regardless of whether they are advanced by management or shareholders, the purpose or effect of which is to entrench management or excessively or inappropriately dilute shareholder ownership. Conversely, we support proposals that would restrict or otherwise eliminate anti-takeover or anti-shareholder measures that have already been adopted by corporate issuers. For example, we will support shareholder proposals that seek to require the company to submit a shareholder rights plan to a shareholder vote. We will evaluate, on a case-by-case basis, proposals to completely redeem or eliminate such plans. Furthermore, we will generally oppose proposals put forward by management (including the authorization of blank check preferred stock, classified boards and supermajority vote requirements) that appear to be anti-shareholder or intended as management entrenchment mechanisms.

2.8. Executive Compensation

AllianceBernstein believes that company management and the compensation committee of the board of directors should, within reason, be given latitude to determine the types and mix of compensation and benefit awards offered to company employees. Whether proposed by a shareholder or management, we will review proposals relating to executive compensation plans on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned. In general, we will analyze the proposed plans to ensure that shareholder equity will not be excessively diluted taking into account shares available for grant under the proposed plan as well as other existing plans. We will generally oppose plans that have below market value grant or exercise prices on the date of issuance or permit repricing of underwater stock options without shareholder approval. Other factors such as the company’s performance and industry practice will generally be factored into our analysis. We will support shareholder proposals seeking additional disclosure of executive and director compensation. This policy includes proposals that seek to specify the measurement of performance based compensation. In addition, we will support proposals requiring managements to submit severance packages that exceed 2.99 times the sum of an executive officer’s base salary plus bonus that are triggered by a change in control to a shareholder vote. Finally, we will support shareholder proposals requiring companies to expense stock options because we view them as a large corporate expense that should be appropriately accounted for.

2.9. Social and Corporate Responsibility

AllianceBernstein will review and analyze on a case-by-case basis proposals relating to social, political and environmental issues to determine whether they will have a financial impact on shareholder value. We will vote against proposals that are unduly burdensome or result in unnecessary and excessive costs to the company. We may abstain from voting on social proposals that do not have a readily determinable financial impact on shareholder value.

3. Proxy Voting Procedures

3.1. Proxy Voting Committees

Our growth and value investment groups have formed separate proxy voting committees to establish general proxy policies for AllianceBernstein and consider specific proxy voting matters as necessary. These committees periodically review these policies and new types of corporate governance issues, and decide how we should vote on proposals not covered by these policies. When a proxy vote cannot be clearly decided by an application of our stated policy, the proxy committee will evaluate the proposal. In addition, the committees, in conjunction with the analyst that covers the company, may contact corporate management and interested shareholder groups and others as necessary to discuss proxy issues. Members of the committee include senior investment personnel and representatives of the Legal and Compliance Department. The committees may also evaluate proxies where we face a potential conflict of interest (as discussed below). Finally, the committees monitor adherence to these policies.

3.2. Conflicts of Interest

AllianceBernstein recognizes that there may be a potential conflict of interest when we vote a proxy solicited by an issuer whose retirement plan we manage, or we administer, who distributes AllianceBernstein sponsored mutual funds, or with whom we or an employee has another business or personal relationship that may affect how we vote on the issuer’s proxy. Similarly, AllianceBernstein may have a potential material conflict of interest when deciding how to vote on a proposal sponsored or supported by a shareholder group that is a client. We believe that centralized management of proxy voting, oversight by the proxy voting committees and adherence to these policies ensures that proxies are voted with only our clients’ best interests in mind. Additionally, we have implemented procedures to ensure that our votes are not the product of a material conflict of interests, including: (i) on an annual basis, the proxy committees will take reasonable steps to evaluate the nature of AllianceBernstein’s and our employees’ material business and personal relationships (and those of our affiliates) with any company whose equity securities are held in client accounts and any client that has sponsored or has material interest in a proposal upon which we will be eligible to vote; (ii) requiring anyone involved in the decision making process to disclose to the chairman of the appropriate proxy committee any potential conflict that they are aware of (including personal relationships) and any contact that they have had with any interested party regarding a proxy vote; (iii) prohibiting employees involved in the decision making process or vote administration from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties; and (iv) where a material conflict of interests exists, reviewing our proposed vote by applying a series of objective tests and, where necessary, considering the views of third party research services to ensure that our voting decision is consistent with our clients’ best interests.

Because under certain circumstances AllianceBernstein considers the recommendation of third party research services, the proxy committees will take reasonable steps to verify that any third party research service is in fact independent based on all of the relevant facts and circumstances. This includes reviewing the third party research service’s conflict management procedures and ascertaining, among other things, whether the third party research service (i) has the capacity and competency to adequately analyze proxy issues; and (ii) can make such recommendations in an impartial manner and in the best interests of our clients.

3.3. Proxies of Certain Non-US Issuers

Proxy voting in certain countries requires “share blocking.” Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting with a designated depositary. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients’ custodian banks. Absent compelling reasons to the contrary, AllianceBernstein believes that the benefit to the client of exercising the vote does not outweigh the cost of voting (i.e. not being able to sell the shares during this period). Accordingly, if share blocking is required we generally abstain from voting those shares.

In addition, voting proxies of issuers in non-US markets may give rise to a number of administrative issues that may prevent AllianceBernstein from voting such proxies. For example, AllianceBernstein may receive meeting notices without enough time to fully consider the proxy or after the cut-off date for voting. Other markets require AllianceBernstein to provide local agents with power of attorney prior to implementing AllianceBernstein’s voting instructions. Although it is AllianceBernstein’s policy to seek to vote all proxies for securities held in client accounts for which we have proxy voting authority, in the case of non-US issuers, we vote proxies on a best efforts basis.

3.4. Loaned Securities

Many clients of AllianceBernstein have entered into securities lending arrangements with agent lenders to generate additional revenue. AllianceBernstein will not be able to vote securities that are on loan under these types of arrangements. However, under rare circumstances, for voting issues that may have a significant impact on the investment, we may request that clients recall securities that are on loan if we determine that the benefit of voting outweighs the costs and lost revenue to the client or fund and the administrative burden of retrieving the securities.

3.5. Proxy Voting Records

Clients may obtain information about how we voted proxies on their behalf by contacting their AllianceBernstein administrative representative. Alternatively, clients may make a written request for proxy voting information to: Mark R. Manley, Senior Vice President & Chief Compliance Officer, AllianceBernstein L.P., 1345 Avenue of the Americas, New York, NY 10105.

NFJ Investment Group—Allianz Global Investors of America L.P.

AGI Proxy Voting Policy and Procedures

General Policy

Allianz Global Investors of America L.P. and its subsidiaries (collectively, “AGI Advisers”) vote proxies as part of its authority to manage, acquire, and dispose of account assets, unless the client has explicitly reserved the authority for itself. When voting proxies, AGI Advisers’ primary objective is to make voting decisions solely in the best interests of its clients. AGI Advisers will act in a manner that it deems prudent and diligent and which is intended to enhance the economic value of the underlying portfolio securities held in its clients’ accounts.

This policy sets forth the general standards for proxy voting whereby an AGI Adviser has authority to vote its client’s proxies with respect to portfolio securities held in the accounts of its clients for whom it provides discretionary investment management services.

The general policy contains the following standards for each AGI Adviser:

•	Exercising responsibility for voting decisions

•	Obligation to vote must be clearly established based on written guidelines

•	Resolving conflicts of interest

•	Making appropriate disclosures to clients

•	Creating and maintaining appropriate records

•	Providing clients access to voting records

•	Outsourcing the proxy voting administrative process

Responsibility for Voting Decisions

Chief Investment Officer

Exercise of shareholder voting rights is an investment decision. Accordingly, it is the responsibility of the Chief Investment Officer of the AGI Adviser to ensure that voting decisions are organized and conducted in accordance with portfolio objectives, and any applicable legal requirements and client expectations, if any. In order to ensure that this obligation is carried out, the Chief Investment Officer of each AGI Adviser (or line of business, if appropriate) shall designate an employee or a committee to be responsible for all aspects of the exercise of shareholder rights (the “Proxy Committee”).

Proxy Committee

The Proxy Committee shall be governed by this policy and will perform the following duties:

•	Execute or engage a third party service provider to vote proxies in accordance with the Company’s guidelines;

•

Document, in the form of a report, the resolution of any conflicts of interest between the AGI Adviser and its clients, and provide or make available, adequate documentation to support that conflicts were resolved in a fair, equitable and consistent manner that is in the interest of clients;

•	Approve and monitor the outsourcing of voting obligations to third-parties; and

•	Oversee the maintenance of records regarding voting decisions in accordance with the standards set forth by this policy.

The Proxy Committee shall review, at least annually, all applicable processes and procedures, voting practices, the adequacy of records and the use of third party services.

Obligation to Vote Must be Clearly Established

When an investment management or client relationship is established, the obligation of the AGI Adviser to vote may be inherent in the relationship or, in some cases, implied as a matter of law. In some situations, the client may prefer to vote (or direct the voting) for portfolio securities.

AGI Adviser’s obligation with respect to voting rights should be explicitly identified in each client Investment Advisory Agreement. A specific clause in the agreement should explain the rights of each party as well as identify if any Proxy Voting Service is used.

Voting Proxies

Written Voting Guidelines

Each AGI Adviser must establish general voting guidelines for recurring proposals (“Voting Guidelines”). (See Appendix No. 3 for reference.)

Flexibility

The Voting Guidelines should address routine as well as significant matters commonly encountered. The Voting Guidelines should permit voting decisions to be made flexibly while taking into account all relevant facts and circumstances.

Cost-Benefit Analysis Involving Voting Proxies

An AGI Adviser shall review various criteria to determine whether the costs associated with voting the proxy exceeds the expected benefit to its clients and may conduct a cost-benefit analysis in determining whether it is in the best economic interest to vote client proxies. Given the outcome of the cost-benefit analysis, an AGI Adviser may refrain from voting a proxy on behalf of its clients’ accounts.

In addition, an AGI Adviser may refrain from voting a proxy due to logistical considerations that may have a detrimental effect on the AGI Advisers’ ability to vote such a proxy. These issues may include, but are not limited to: 1) proxy statements and ballots being written in a foreign language, 2) untimely notice of a shareholder meeting, 3) requirements to vote proxies in person, 4) restrictions on foreigner’s ability to exercise votes, 5) restrictions on the sale of securities for a period of time in proximity to the shareholder meeting, or 6) requirements to provide local agents with power of attorney to facilitate the voting instructions. Such proxies are voted on a best-efforts basis.

Resolving Conflicts of Interest

An AGI Adviser may have conflicts that can affect how it votes its clients’ proxies. For example, the AGI Adviser may manage a pension plan whose management is sponsoring a proxy proposal. An AGI Adviser may also be faced with clients having conflicting views on the appropriate manner of exercising shareholder voting rights in general or in specific situations. Accordingly, the AGI Adviser may reach different voting decisions for different clients. Regardless, votes shall only be cast in the best interests of the client affected by the shareholder right. For this reason, AGI Advisers shall not vote shares held in one client’s account in a manner designed to benefit or accommodate any other client.

In order to prevent potential conflicts between AGI affiliates and AGI group companies, all AGI Advisers maintain separate and distinct investment decision-making processes, including proposed or actual actions with respect to corporate governance matters affecting portfolio holdings. All AGI Advisers have implemented procedures to prevent the sharing of business and investment decision objectives, including Proxy Voting decisions.

In order to ensure that all material conflicts of interest are addressed appropriately while carrying out its obligation to vote proxies, the Chief Investment Officer of each AGI Adviser shall designate an employee or a proxy committee to be responsible for addressing how the AGI Adviser resolves such material conflicts of interest with its clients.

Making Appropriate Disclosures to Clients

AGI Advisers shall provide clients with a summary of this policy in the form of a general Proxy Voting Policy Statement (See Appendix No. 1). The delivery of this statement can be made in Part II of Form ADV or under separate cover. In the initial year of adoption of this policy, a letter should accompany Form ADV that advises clients of the new disclosure. (See Appendix No. 2 for a sample letter).

Creating and Maintaining Appropriate Records

Recordkeeping Requirements

In keeping with applicable law1, AGI Advisers’ recordkeeping requirements are as follows:

•	Copies of the AGI Advisers Proxy Voting Policy and Procedures;

•	Copies or records of each proxy statement received with respect to clients’ securities for whom an AGI Adviser exercises voting authority; Records of votes cast on behalf of clients;

•	Records of each vote cast as well as certain records pertaining to the AGI Adviser’s decision on the vote;

•	Records of written client request for proxy voting information;

•	Records of written responses from the AGI Adviser to either written or oral client request;

Retention of Records

Records are kept for at least six years following the date that the vote was cast. An AGI Adviser may maintain the records electronically. Third party service providers may be used to maintain proxy statements and proxy votes.

Endnotes

1	SEC rule 206(4)-6 [17CFR 275.206(4)-6] and amendments to rule 204-2 [17-CFR 275.204-2] under the Investment Advisers Act of 1940 [15 U.S.C. 80b] (“Advisers Act” or “Act”)

Providing Clients Access to Voting Records

Access by Clients

Generally, clients of an AGI Adviser have the right, and shall be afforded the opportunity, to have access to records of voting actions taken with respect to securities held in their respective account or strategy.

Shareholders and unit-holders of commingled funds managed by an AGI Adviser shall have such access to voting records pursuant to the governing documents of the commingled fund.

Access by Third Parties

Voting actions are confidential and may not be disclosed to any third party except as may be required by law or explicitly authorized by the client.

Outsourcing The Proxy Voting Process

To assist in the proxy voting process, an AGI Adviser may retain an independent third party service provider to assist in providing in-depth research, analysis and voting recommendations on corporate governance issues and corporate actions as well as assist in the administrative process. The services provided to an AGI Adviser should offer a variety of fiduciary-level, proxy-related services to assist in its handling of proxy voting responsibilities and corporate governance-related efforts.

Appendix No. 1

PART II FORM ADV DISCLOSURE

General Proxy Voting Policy

NFJ Investment Group LP (the “Company”) typically votes proxies as part of its discretionary authority to manage accounts, unless the client has explicitly reserved the authority for itself. When voting proxies, the Company’s primary objective is to make voting decisions solely in the best economic interests of its clients. The Company will act in a manner that it deems prudent and diligent and which is intended to enhance the economic value of the underlying portfolio securities held in its clients’ accounts.

The Company has adopted written Proxy Policy Guidelines and Procedures (the “Proxy Guidelines”) that are reasonably designed to ensure that the Company is voting in the best interest of its clients. The Proxy Guidelines reflect the Company’s general voting positions on specific corporate governance issues and corporate actions. Some issues may require a case by case analysis prior to voting and may result in a vote being cast that will deviate from the Proxy Guideline. Upon receipt of a client’s written request, the Company may also vote proxies for that client’s account in a particular manner that may differ from the Proxy Guideline. Deviation from the Proxy Guidelines will be documented and maintained in accordance with Rule 204-2 under the Investment Advisers Act of 1940.

In accordance with the Proxy Guidelines, the Company may review additional criteria associated with voting proxies and evaluate the expected benefit to its clients when making an overall determination on how or whether to vote the proxy. The Company may vote proxies individually for an account or aggregate and record votes across a group of accounts, strategy or product. In addition, the Company may refrain from voting a proxy on behalf of its clients’ accounts due to de-minimis holdings, impact on the portfolio, items relating to foreign issuers, timing issues related to the opening/closing of accounts and contractual arrangements with clients and/or their authorized delegate. For example, the Company may refrain from voting a proxy of a foreign issuer due to logistical considerations that may have a detrimental effect on the Company’s ability to vote the proxy. These issues may include, but are not limited to: (i) proxy statements and ballots being written in a foreign language, (ii) untimely notice of a shareholder meeting, (iii) requirements to vote proxies in person, (iv) restrictions on foreigner’s ability to exercise votes, (v) restrictions on the sale of securities for a period of time in proximity to the shareholder meeting, or (vi) requirements to provide local agents with power of attorney to facilitate the voting instructions. Such proxies are voted on a best-efforts basis.

To assist in the proxy voting process, the Company may retain an independent third party service provider to assist in providing research, analysis and voting recommendations on corporate governance issues and corporate actions as well as assist in the administrative process. The services provided offer a variety of proxy-related services to assist in the Company’s handling of proxy voting responsibilities.

Conflicts of Interest

The Company may have conflicts of interest that can affect how it votes its clients’ proxies. For example, the Company or an affiliate may manage a pension plan whose management is sponsoring a proxy proposal. The Proxy Guidelines are designed to prevent material conflicts of interest from affecting the manner in which the Company votes its clients’ proxies. In order to ensure that all material conflicts of interest are addressed appropriately while carrying out its obligation to vote proxies, the Chief Investment Officer of the Company may designate an employee or a proxy committee to be responsible for addressing how the Company resolves such material conflicts of interest with its clients.

To obtain a copy of the Policy Guidelines or to obtain information on how your account’s securities were voted, please contact your account representative.

Appendix No. 2

Sample letter to accompany Proxy Voting Policy Statement

Insert: Date

Insert: Client name and address

Reference: Proxy Voting Policy and Procedure

Dear Client:

On January 31, 2003 the SEC adopted a new rule 206(4)-6, “Proxy Voting” under the Investment Advisers Act of 1940. The new rule is designed to prevent material conflicts of interest from affecting the manner in which advisers vote its clients’ proxies. The new rule requires SEC-registered investment advisers that have authority to vote clients’ proxies to adopt written policies and procedures reasonably designed to ensure that the adviser votes proxies in the best interest of its clients, including procedures to address any material conflict that may arise between the interest of the adviser and its clients. The adviser must describe these policies and procedures to clients upon their request, and disclose to clients how they can obtain information from the adviser about how the adviser has voted their proxies.

In keeping with the disclosure requirements of the new SEC rule we are enclosing a copy of the Company’s most recent Form ADV Part II, which includes a description of the Company’s Proxy Voting procedures in the form of a General Proxy Voting Policy Statement.

Should you have any questions, please do not hesitate to contact me at insert phone #.

Sincerely,

WSA PROXY VOTING POLICY

WALL STREET ASSOCIATES

PROXY VOTING POLICY

Wall Street Associates recognizes that it is a fiduciary that owes its clients the duty of care and loyalty with respect to all services it provides to clients, including proxy voting. The duty of care requires an adviser with proxy voting authority to monitor corporate events and to vote the proxies. The duty of loyalty requires an adviser to cast proxy votes in a manner consistent with the best interest of its clients, at no time subrogating client interests to its own. At the request of plan sponsors, Wall Street Associates shall vote stock held by such plans according to the following policy:

1.	Wall Street Associates votes proxies with respect to economic issues. Under the Employee Retirement Security Act of 1974, a Trustee has a fiduciary responsibility to vote Plan Stock on issues presented to stockholders whenever it is perceived the outcome of the vote may have an impact on the economic value of the stock (economic issues). Accordingly, Wall Street Associates shall vote all proxies received from the Trustee with respect to shares on economic issues. Examples of matters which may be economic issues are listed below:

a.	Directors’ liability

b.	Classification of the Board of Directors

c.	Cumulative voting

d.	Stock repurchases by the issuer

e.	Poison-pill plans

f.	Fair-price amendments

g.	Authorization of a new class of stock

h.	Increase in authorized shares of an existing class of stock

i.	Pre-emptive rights

j.	Democratization of stockholder voting procedures (for example, secret voting and stock holder access to proxy statements)

k.	Political measures (for example, divestiture of investments in certain countries or other companies)

l.	Sales of corporate assets, mergers or other forms of corporate sales or takeovers

m.	Super-majority requirements

n.	Proxy fights re-election of directors

o.	Anti-greenmail proposals

Wall Street Associates shall examine all proxy statements received in order to identify any of the above issues or other issues.

2.	Wall Street Associates follows Proxy Voting Procedures. The proxy voting procedures below explain the role of Wall Street Associates’ Proxy Voting Committee, Proxy Voting Chairman, Proxy Coordinator, Proxy Voting Service, as well as how the process will work when a proxy question needs to be handled on a case-by-case basis.

WSA PROXY VOTING POLICY

a.	Proxy Voting Committee and Chairman. Wall Street Associates’ Proxy Voting Committee, which is made up of members of the investment team and led by the Proxy Voting Chairman, oversees the proxy voting process. The Committee monitors corporate actions, and reviews and recommends guidelines governing proxy votes, including how votes are cast on specific proposals and which matters are to be considered on a case-by-case basis. The Chairman is responsible for the oversight and execution of Wall Street Associates’ Proxy Voting Procedures.

b.	Proxy Coordinator. The Proxy Coordinator, appointed by the Proxy Voting Committee, assists in the coordination and voting of proxies. The Proxy Coordinator deals directly with the Proxy Voting Service and, on a case-by-case basis, will solicit voting recommendations and instructions from the Proxy Voting Committee should proxy questions be referred by the Proxy Voting Service. The Proxy Coordinator is responsible for ensuring that such questions and referrals are responded to in a timely fashion for transmitting appropriate voting instructions to the proxy voting service.

c.	Proxy Voting Service. Wall Street Associates has engaged an independent proxy voting service to assist in the voting of proxies. The proxy voting service is responsible for coordinating with custodians to ensure that all proxy material received by the custodians relating to portfolio securities are processed in a timely fashion. To the extent applicable, the proxy voting service votes all the proxies in accordance with Wall Street Associates’ Proxy Voting Guidelines. The proxy voting service will refer proxy questions to the Proxy Coordinator for instructions under circumstances where: (1) the application of the proxy voting guidelines is unclear; (2) a particular proxy question is not covered by the guidelines; or (3) the guidelines call for specific instructions on a case-by-case basis. The proxy voting service is also requested to call to the Proxy Coordinator’s attention specific proxy questions that, while governed by a guideline, appear to involve unusual or controversial issues. The proxy voting service also assists in disclosing to Clients how proxy votes were cast. Clients may request and obtain a record of proxy votes cast on their behalf. Proxy Voting reports, when requested, are generally delivered in conjunction with client quarterly reports.

d.	Proxy Votes are made on a Case-by-Case Basis. In voting shares on economic issues, Wall Street Associates shall make voting decisions on a case-by-case basis. Shares shall not be automatically voted either for or against management on a particular economic issue but shall be voted based on an analysis of the impact of the vote on the economic value of the shares and solely in the interest of the plan’s participants and beneficiaries. Wall Street Associates shall not subordinate the interests of plan participants and beneficiaries in their retirement income to unrelated objectives, even if it is believed such objective to be socially desirable.

Conflicts of Interest. Wall Street Associates has developed procedures designed to ensure it carries out its duty of care in voting proxies in the Client’s best interest. To ensure proxy votes are not the product of a conflict of interest, votes will generally be made in accordance with Wall Street Associates’ Proxy Voting Guidelines on a case-by-case basis. Although the Proxy Voting Service (ISS) provides proxy vote recommendations, WSA generally does not base its votes on the recommendations of ISS. WSA primarily utilizes ISS’s administrative assistance services in the proxy voting process.

How Conflicts of Interest May Arise

Occasions may arise where a person or organization involved in the proxy voting process may have a conflict of interest. A conflict of interest may exist, for example, from:

•	business or personal relationships between WSA employees or the Proxy Voting Service (ISS) and the company soliciting the proxy;

WSA PROXY VOTING POLICY

•	business or personal relationships between WSA employees or the Proxy Voting Service (ISS) and a third party that has a material interest in the outcome of a proxy vote; and,

•	a third party actively lobbying WSA employees or the Proxy Voting Service (ISS) for a particular outcome of a proxy vote.

Preventing and Correcting Conflicts of Interest

Any individual with knowledge of a personal conflict of interest (e.g., familial relationship with company management) relating to a particular proxy vote or referral item shall disclose that conflict to the Proxy Voting Chairman and the Compliance Officer and otherwise remove him or herself from the proxy voting process. In such cases, the Proxy Voting Chairman and Compliance Officer will review each item to determine if a conflict of interest exists and whether such conflict is “material.” In this context, “material” conflicts may be instances where:

(1)	there may be an interest in maintaining or developing business with a particular issuer whose management is soliciting proxies;

(2)	there may be a business relationship with a proponent of a proxy proposal;

(3)	there exists personal and business relationships with participants in a proxy contest, corporate directors or director candidates; and

(4)	there may be a personal interest in the outcome of a proxy contest (e.g., relative serves as director).

If a conflict is potentially material, the Proxy Voting Chairman and Compliance Officer will engage in an intensive internal and/or external (if necessary) fact gathering exercise. After assessing the circumstances surrounding an identified and potentially material conflict, the Proxy Voting Chairman and Compliance Officer may take one or more of the following actions:

•	follow the prescribed Proxy Voting Policy and Guidelines;

•	split the votes;

•	delegate the decision to a third party;

•	have the Client vote its own proxy, in cases where the Client has entered into an agreement to do so in the event of an actual material conflict.

The Proxy Voting Chairman and Compliance Officer will document and provide to the Proxy Coordinator their findings for each proxy vote or referral item that (1) describes the conflict of interest; (2) discusses the procedures used to address such conflict of interest; and (3) discloses any contacts from parties outside Wall Street Associates (other than routine communications from proxy solicitors) with respect to the proxy vote or referral item not otherwise reported in an investment professional’s recommendation. Written confirmation will be made that any recommendation from an investment professional provided under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.

Considerations Regarding Potential Conflicts of Interest of the Proxy Voting Service

Wall Street Associates has engaged the services of a Proxy Voting Service (ISS) to assist in the voting of proxies.

WSA PROXY VOTING POLICY

ISS is made up of two separate divisions:

(1)	Proxy Advisory Services Division, which provides proxy analyses and vote recommendations to institutional investors; and,

(2)	Corporate Advisory Services Division, which provides products and services to issuers consisting primarily of advisory and analytical services, self-assessment tools and publications.

ISS’s Proxy Advisory Services Division offers a variety of services to institutional investors ranging from in-depth analysis and vote recommendations for each proxy vote to outsourcing of the administrative portions of the proxy process. Wall Street Associates utilizes ISS’s Voting Agent Service(SM), a turnkey service that allows WSA to control the voting policy and actual voting decisions, while outsourcing the administrative portions of the proxy process. ISS receives proxy ballots, executes votes, maintains records and provides reporting for WSA. While WSA can view ISS standard voting recommendations via ISS’s ProxyMaster.com website, proxy vote decisions are not made as a result of ISS’s recommendations, but are instead made in accordance with WSA’s Proxy Voting Guidelines on a case-by-case basis.

Although Wall Street Associates does not base its proxy vote decisions on the recommendations of ISS, such recommendations are still offered to WSA. WSA realizes that because of the nature ISS’s business, there is the potential that conflicts of interest pertaining to proxy vote recommendations may exist. To neutralize potential conflicts, ISS adopted a number of policies and practices to guard against possible conflicts of interest:

•	Regulatory Oversight—ISS is a registered investment advisor and is subject to the regulatory oversight of the SEC under the Investment Advisers act of 1940.

•

Board Policy—The ISS Board of Directors resolved that the development and the application of ISS’s proxy voting policies, including without limitation the establishment of voting standards and policies and the making of vote recommendations, is and shall remain solely the responsibility of ISS’s management and employees who shall at all times act in accordance with the standards set forth in ISS’s Code of Conduct.

•

Ownership—ISS recuses itself from making a vote recommendation in rare cases when an ISS ownership party is the sponsor of a shareholder proposal. In such cases, ISS attempts to engage a qualified third party to perform the proxy analysis and issue a recommendation to ISS clients.

•

Transparency of Voting Policies—ISS makes its proxy voting policies readily available to issuers and investors. The ISS Proxy Voting Manual, which describes all of ISS’s policies and the analytical framework for making vote decisions on every major issue, is available to subscribing institutions and corporations.

•	Full Disclosure—ISS offers institutional clients the ability to get information regarding its dealings with corporate issuers.

•

Separate Staffs/Physical Separation—ISS maintains separate staffs for its Corporate Programs division and proxy analysis operations. The Domestic and Global Research departments prepare proxy analyses and vote recommendations. The Corporate Programs division provides advisory and analytical services to issuers and supports ISS’ self-assessment tools for issuers. These two departments are staffed and managed by different groups of individuals. To avoid accidental discovery of a corporate client, Corporate Programs division uses segregated office equipment and information databases.

WSA PROXY VOTING POLICY

•

No Guarantees—Issuers purchasing corporate advisory services or access to a web-based product sign an agreement that acknowledges that utilization of such services in no way guarantees a positive vote recommendation from ISS’s Proxy Advisory Service.

•

Blackout Period—Corporate Programs division staff only work with issuers or their representatives when no “live” voting issue is pending. Inquiries from issuers or their advisers that are received while ISS is actively preparing a proxy analysis are routed to the Domestic and Global Research departments. This “blackout period” runs from immediately after definitive proxy materials are filed with the SEC through the date of the issuer’s shareholders’ meeting.

•

No Backroom Deals—ISS requires issuers to provide written documentation—signed by an executive level manager—before it will incorporate any previously undisclosed information or data into a proxy analysis. These executed documents are referenced or reproduced in the proxy analysis and are available to clients upon request.

3.	Wall Street Associates makes independent voting decisions. In voting shares on economic issues, voting decisions are made independently of directions given or threats of loss of business expressed or implied by an opponent or proponent of an economic issue, including the issuer of shares, plan sponsors, any other fiduciaries of the plan, or their respective agents. Wall Street Associates may allow such persons to express opinions with regard to economic issues but shall not reach a voting decision as a result of any improper pressure or directions.

Wall Street Associates shall monitor information on the economic effect of proposals which are frequently submitted to stockholder votes so as: to have the necessary background to evaluate in a timely fashion the economic merits of particular proposals, to vote consistently on recurring proposals, absent unique economic effects and to be able to record clearly the reasons for taking the action chosen. Although Wall Street Associates will ordinarily vote consistently on recurring proposals, the case-by-case analysis required by this policy may require a vote which is inconsistent with prior votes on similar proposals.

4.	Recordkeeping Requirements. Wall Street Associates relies on the EDGAR system to maintain proxy statements regarding client securities, and utilizes an independent third party to record proxy votes cast and to provide copies of such documents promptly on request. Also, the following records shall be maintained for a minimum of five years, the first two years in the office of Wall Street Associates:

a.	Wall Street Associates’ updated Proxy Voting Policy;

b.	Records of client requests for proxy voting information;

c.	Copies of written responses to oral or written client requests for proxy voting information; and,

d.	Documents prepared by Wall Street Associates material to the voting decision.

5.	ERISA Considerations. Wall Street Associates shall not undertake on behalf of ERISA plans initiatives to place proposals before an issuer’s stockholders unless such initiatives are judged to be in the interest of the plan participants and beneficiaries, to be cost beneficial, and to be otherwise consistent with ERISA.

6.	Tender Offers. The policies set forth above shall be applied when Wall Street Associates is called upon to decide whether to tender issues in a tender offer, including an issuer tender offer.

WALL STREET ASSOCIATES

PROXY VOTING GUIDELINES

ALL PROPOSALS RELATIVE TO SHARES IN THE FLOAT.

Increase Common Stock Authorization

This enabling request would provide additional common stock available for acquisitions, additional benefit programs, financing, further splits and other corporate purposes. We would normally analyze the facts and circumstances involved on a case-by-case basis in deciding whether to support such a request.

Employee Stock Purchase Plans

The provisions of this stock purchase program would be on par with those of other corporate plans previously endorsed by Wall Street Associates. Under these circumstances, we take no exception to adoption of this initiative.

Restricted Stock Plans

Ordinarily, Wall Street Associates takes a dim view of stock giveaways, in particular, those that could reward tenure rather than results. Under the terms and conditions of this plan we typically reject management’s request and would prefer to see incentive based awards adopted where recipients could earn in part or whole by assisting in the achievement of designated goals over business cycles. We believe this would more align employees and management to shareholder’s interests.

Stock Option Programs (too many shares) and Discount Stock Option Plans

Stock-based incentive plans are among the most economically significant issues submitted to shareholders for vote. Approval of these plans may result in large transfers of shareholder equity out of the company to plan participants as awards vest and are exercised. We typically consider the following factors when adopting a position on stock option plans:

(a)	whether the stock option plan expressly permits the repricing of underwater options;

(b)	whether the plan could result in earnings dilution of greater than a specified percentage of shares outstanding;

(c)	whether the plan has an option exercise price below the marketplace on the day of the grant;

(d)	whether the proposal relates to an amendment to extend the term of options for persons leaving the firm voluntarily or for cause; and,

(e)	whether the program has certain embedded features, such as (1) participation by consultants and other non-employees; (2) exercise options set at the discretion of the board; (3) ambiguous payment terms and/or below market interest rates on loans to optionees; (4) no termination date included in the plan document; (5) no limit on the number of shares available for issue under the plan; (6) excessive number of options available to only a small percentage of top employees; (7) authority granted to the board to amend the plan without prior shareholder approval to the extent permitted by law; (8) stock depreciation rights; or (9) reload options.

Non-Employee Stock Option Programs

Non-Employee stock option plans and other executive and director compensation plans are designed to attract retain and motivate talented executives and outside directors. Evaluating executive and director compensation plans requires an adviser to weigh the need to attract and retain qualified people against the implications for dilution and transfer of shareholder wealth. In addition to the factors normally considered when evaluating stock option plans, we may also consider the following factors:

(a)	whether director shares are at the same market risk as those of the shareholders; and,

(b)	how option programs for outside directors compare with the standards of internal programs.

Stock Performance Plans

WSA ordinarily encourages awards plans which promote the interests of the company and it’s shareholders by providing incentives for participating executive officers to contribute to the improvement of the operating results of the company. Such plans tend to reward outstanding performance on the part of those individuals whose decisions and actions most significantly affect the growth, profitability and efficient operation of the company.

Staggered Boards

Wall Street Associates discourages staggered term boards.

WESTERN ASSET

PROXY VOTING

Background

An investment adviser is required to adopt and implement policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). The authority to vote the proxies of our clients is established through investment management agreements or comparable documents. In addition to SEC requirements governing advisers, long-standing fiduciary standards and responsibilities have been established for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the investment manager.

Policy

As a fixed income only manager, the occasion to vote proxies is very rare. However, the Firm has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration the Firm’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent the Firm deems appropriate).

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (other than Western Asset Management Company Limited) regarding the voting of any securities owned by its clients.

Procedure

Responsibility and Oversight

The Western Asset Legal and Compliance Department (“Compliance Department”) is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

At account start-up, or upon amendment of an IMA, the applicable client IMA are similarly reviewed. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Client Account Transition Team maintains a matrix of proxy voting authority.

Proxy Gathering

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Legal and Compliance Department for coordination and the following actions:

a.	Proxies are reviewed to determine accounts impacted.

b.	Impacted accounts are checked to confirm Western Asset voting authority.

c.	Legal and Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

d.	If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

e.	Legal and Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Legal and Compliance Department.

f.	Legal and Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

Timing

Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

a.	A copy of Western Asset’s policies and procedures.

b.	Copies of proxy statements received regarding client securities.

c.	A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

d.	Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

e.	A proxy log including:

1.	Issuer name;

2.	Exchange ticker symbol of the issuer’s shares to be voted;

3.	Council on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;

4.	A brief identification of the matter voted on;

5.	Whether the matter was proposed by the issuer or by a shareholder of the issuer;

6.	Whether a vote was cast on the matter;

7.	A record of how the vote was cast; and

8.	Whether the vote was cast for or against the recommendation of the issuer’s management team.

Records are maintained in an easily accessible place for five years, the first two in Western Asset’s offices.

Disclosure

Western Asset’s proxy policies are described in the firm’s Part II of Form ADV. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

Conflicts of Interest

All proxies are reviewed by the Legal and Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:

1.	Whether Western (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

2.	Whether Western or an officer or director of Western or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

3.	Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines

Western Asset’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

I.	Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

1.	Matters relating to the Board of Directors

Western Asset votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

a.	Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

b.	Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

c.	Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

d.	Votes are cast on a case-by-case basis in contested elections of directors.

2.	Matters relating to Executive Compensation

Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

a.	Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

b.	Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

c.	Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

d.	Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

3.	Matters relating to Capitalization

The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

a.	Western Asset votes for proposals relating to the authorization of additional common stock.

b.	Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

c.	Western Asset votes for proposals authorizing share repurchase programs.

4.	Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions

Western Asset votes these issues on a case-by-case basis on board-approved transactions.

5.	Matters relating to Anti-Takeover Measures

Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

a.	Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

b.	Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

6.	Other Business Matters

Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

a.	Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

b.	Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

II.	Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

1.	Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

2.	Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.

3.	Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

III.	Voting Shares of Investment Companies

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

1.	Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

2.	Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

IV.	Voting Shares of Foreign Issuers

In the event Western Asset is required to vote on securities held in non-U.S. issuers – i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

1.	Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

2.	Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

3.	Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

4.	Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

The following is added to the disclosure contained in the section entitled, “Proxy Voting Policies and Procedures,” beginning on page B-1 of the SAI:

Penn Capital

Proxy Voting Policy

Executive Summary

Each proxy is voted on a case-by-case basis, and it is possible, though highly unusual, for situations to arise, which may cause us to deviate in part from these standards. In all cases, however, we will be guided by the best interest of shareholders.

Penn Capital votes proxies with only one priority in mind: to maintain or enhance shareholder value. As a result, we generally vote against management on any proposal that we feel consumes too many corporate resources or are dilutive to earnings and asset values. This includes excessive retirement benefits, golden handcuffs, abusive change of control payments, excessive severance agreements, and especially excessive stock options. Proposals that allow employees to acquire shares at a discount are favored so long as the amounts and discounts are within reason and employees are investing their own funds. We strongly believe that management has been hired to work for the owners of the company, the shareholders. They should be well compensated for their efforts and rewarded for their success, but they are not entitled to expropriate shareholder wealth.

We generally vote against authorizations to increase shares outstanding, since these are often the precursor of new option programs and are dilutive to shareholders. We will vote against mergers or acquisitions that we believe are not in the best long-term interests of shareholders.

With directorships we will generally vote with management. Occasionally, however, we vote against a specific director if we feel that his historical record has demonstrated a disregard for shareholder interests. In particular, we will vote against directors who are on the compensation committee if we disagree with their compensation recommendations. We will vote against members of the audit committee if there are corporate governance issues. We favor independent directors over insiders. We also favor the separation of chairman and chief executive officer titles.

We prefer annual election of directors to staggered boards. We are also in favor of cumulative voting. We oppose supermajority provisions. We are decidedly against poison pills and other management entrenchment devices.

With auditors, we generally vote in favor of management’s recommendations, as long as auditors are respected and well known. We vote against auditors that have not separated their consulting businesses from their auditing functions.

With other shareholder proposals, especially those dealing with social or environmental issues, we will be guided by what is most important to maintaining corporate profitability, but we will consider a client’s directives on issues that are of particular concern to them or their organization.

Responsibility of Penn Capital to Vote Proxies

The Investment Advisers Act of 1940, Rule 206(4)-6 imposes a number of requirements on investment advisors that have voting authority with respect to securities held in their clients’ accounts. The Securities and Exchange Commission (“SEC”) states that the duty of care requires an adviser with proxy voting authority to monitor corporate actions and to vote the proxies. To satisfy its duty of loyalty, an advisor must cast the proxy votes in a manner consistent with the best interests of its clients, and must never put the adviser’s own interest above those of its clients.

In January 2003, the SEC voted to adopt rule amendments that would require registered management investment companies to disclose their proxy voting policies and procedures and their actual proxy votes cast. These amendments are designed to enable fund shareholders to monitor their funds’ involvement in the governance activities of portfolio companies and to encourage funds to vote their proxies in the best interest of fund shareholders. The Commission also voted unanimously to adopt a new rule and rule amendments, authorized on February 24, 2003, that requires registered investment advisers to provide disclosure and adopt proxy voting policies and procedures, including procedures to address material conflicts of interest that may arise between the adviser and its clients. The new rule and rule amendments are designed to ensure that advisers vote proxies in the best interest of their clients and provide clients with information about how their proxies are voted.

These written policies and procedures are designed to reasonably ensure that the advisor votes proxies in the best interest of clients who the adviser has voting authority; and describes how the adviser, Penn Capital Management, addresses material conflicts between its interests and those of clients with respect to proxy voting.

How Penn Capital Votes Proxies

Penn Capital utilizes the services of an outside proxy firm, Automatic Data Processing (“ADP”), to act as agent for the proxy process, to maintain records on proxy votes for our clients, to provide independent research on corporate governance, disclosure issues, and proxy responsibility issues. The voting process is driven by a web based program called “ADP ProxyEdge® Lite” over the Internet.

The portfolio management area is responsible for deciding what is in the best interest of each particular client when determining how proxies are voted. Penn Capital defines the best interest of the client to mean best economic interest of the shareholders of the company. Because circumstances differ between clients, some clients contractually reserve the right to vote their own proxies or contractually direct us to vote their proxies in a certain manner.

Proxy Voting Process: When a new client account is opened where Penn Capital is responsible for voting proxies, a letter is sent to the custodian informing them that ADP will act as our proxy voting agent for that client account. Penn Capital notifies ADP on each account which is uploaded into ADP’s proprietary software, ProxyEdge® Lite.

ADP is responsible for notifying Penn Capital in advance of the board meetings; providing the appropriate proxies to be voted, and maintaining records of proxy statements received and votes cast. The portfolio team uses a master ballot representing the clients at Penn Capital to vote on proxies, unless a specific client authorizes a certain way to vote. This master ballot is then given to the back-office operations department to be entered in Proxy Edge Lite over the Internet. The software then uses this voting position to all clients holding the proxy security, with the exception that a specific client wants to vote a different way on the issues.

The compliance officer at Penn Capital is responsible for maintaining the proxy policies and procedures; obtaining the appropriate guidance from the portfolio manager and staff on how to vote; and for determining when a potential conflict of interest exists.

The back-office operations department is responsible for setting up new accounts, within Proxy Edge Lite, maintaining documents created that were material to the voting decision, maintaining records of all communications on how proxies were voted, and providing proxy records to clients upon request.

Conflicts of Interest: All conflicts of interest will be resolved in the interests of the Advisory Clients. The compliance officer is responsible for identifying potential conflicts of interest in regard to the proxy voting process. Examples of potential conflicts of interest include:

•	Adviser or principals have a business or personal relationship with participants in a proxy contest, corporate directories or candidates for directorships;

•	The adviser or principals have a material business relationship with a proponent of a proxy proposal and this business relationship may influence how the proxy vote is cast;

In instances where a potential conflict of interest exists, the compliance officer will obtain client consent before voting. The compliance officer will provide the client with sufficient information regarding the shareholder vote and the adviser’s potential conflict so that the client can make an informed decision whether or not to consent.

General Proxy Voting Guidelines

Penn Capital has adopted general guidelines for voting proxies as summarized below. Although these guidelines are to be followed as a general policy, in all cases each proxy will be considered based on the relevant facts and circumstances. These guidelines cannot provide an exhaustive list of all the issues that may arise nor can Adviser anticipate all future situations. Corporate governance issues are diverse and continually evolving and Adviser devotes significant time and resources to monitor these changes.

Adviser’s Proxy Voting Policies and Principles

The Penn Capital’s proxy voting positions have been developed based on years of experience with proxy voting and corporate governance issues. These principles have been reviewed by various members of Penn Capital’s organization, including portfolio management, legal counsel, and Penn Capital’s officers. The following guidelines reflect what Penn Capital believes to be good corporate governance and behavior:

•

Board of Directors: The election of directors and an independent board is the key to good corporate governance. Directors are expected to be competent individuals and they should be accountable and responsive to shareholders. Penn Capital supports an independent board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. Penn Capital will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. Penn Capital will consider withholding votes from directors who have attended less than 75% of meetings without a valid reason. While generally in favor of separating Chairman and CEO positions, Penn Capital will review this issue on a case-by-case basis taking into consideration other factors including the company’s corporate governance guidelines and performance. Penn Capital evaluates proposals to restore or provide for cumulative voting on a case-by-case basis and considers such factors as corporate governance provisions as well as relative performance.

•

Ratification of Auditors: In light of several high profile accounting scandals, Penn Capital will closely scrutinize the role and performance of auditors. On a case-by-case basis, Penn Capital will examine proposals relating to non-audit relationships and non-audit fees. Penn Capital will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of accounting irregularities or negligence attributable to the auditors.

•

Management & Director Compensation: A company’s equity-based compensation plan should be in alignment with the shareholders’ long-term interests. Adviser evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable. Penn Capital reviews the ISS quantitative model utilized to assess such plans. Penn Capital will generally oppose plans that have the potential to be excessively dilutive. The Penn Capital will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 10% or less. Severance compensation arrangements will be reviewed on a case-by-case basis, although Penn Capital will generally oppose “golden parachutes” that are considered excessive. Penn Capital will normally support proposals that require a percentage of directors’ compensation be in the form of common stock, as it aligns their interests with those of the shareholders. Penn Capital will review on a case-by-case basis any shareholder proposals to adopt policies on expensing stock option plans, and will continue to closely monitor any future developments in this area.

•

Anti-Takeover Mechanisms and Related Issues: Penn Capital generally opposes anti-takeover measures since they tend to reduce shareholder rights. However, as with all proxy issues, Penn Capital conducts an independent review of each anti-takeover proposal. On occasion, Penn Capital may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm Advisory Clients’ interests as stockholders. Penn Capital generally supports proposals that require shareholder rights plans (“poison pills”) to be subject to a shareholder vote. Penn Capital will closely evaluate shareholder rights’ plans on a case-by-case basis to determine whether or not they warrant support. Penn Capital will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. In addition, Penn Capital generally opposes any supermajority voting requirements as well as the payment of “greenmail.” Penn Capital usually supports “fair price” provisions and confidential voting.

•

Changes to Capital Structure: Penn Capital realizes that a company’s financing decisions have a significant impact on its shareholders, particularly when they involve the issuance of additional shares of common or preferred stock or the assumption of additional debt. Penn Capital will carefully review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase. Penn Capital will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. Penn Capital will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable. Penn Capital will review proposals seeking preemptive rights on a case-by-case basis.

•

Mergers and Corporate Restructuring: Mergers and acquisitions will be subject to careful review by the research analyst to determine whether they would be beneficial to shareholders. Adviser will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring proposals are also subject to a thorough examination on a case-by-case basis.

•

Social and Corporate Policy Issues: As a fiduciary, Penn Capital is primarily concerned about the financial interests of its Advisory Clients. Penn Capital will generally give management discretion with regard to social, environmental and ethical issues although Penn Capital may vote in favor of those issues that are believed to have significant economic benefits or implications.

Summary of Positions on Common Issues:

Voting Instruction	Position (Generally)
• Routine Election of Directors	For
• Issuance of Authorized Common Stock	For
• Stock Splits	For
• Stock Repurchase Plans	For
• Reincorporation	For
• Director Indemnification	For
• Require Shareholder approval to issue Preferred Stock	For
• Require Shareholder approval of Golden Parachutes	For
• Require Shareholder approval of Poison Pill	For
• Shareholders’ right to call Special Meetings	For
• Shareholders’ right to act by Written Consent	For
• Supermajority Vote Requirements	Against
• Payment of Greenmail	Against
• Blank Check Preferred Stock	Against
• Dual Classes of Stock	Against
• Supermajority Provisions	Against
• Classified Boards	Against
• Fair Price Requirements	Against
• Require Majority of Independent Directors	Case-by-Case
• Limited Terms for Directors	Case-by-Case
• Require Director Stock Ownership	Case-by-Case
• Authorize Issuance of additional Common Stock	Case-by-Case
• Adopt/Amend Stock Option Plan	Case-by-Case
• Adopt/Amend Employee Stock Purchase Plan	Case-by-Case
• Approve Merger/Acquisition	Case-by-Case
• Consider Non-financial effects of Merger	Case-by-Case
• Spin-offs	Case-by-Case
• Adopt Poison Pill	Case-by-Case
• Golden Parachutes	Case-by-Case
• Limitation of Executive/Director Compensation	Case-by-Case
• Social Issues	Case-by-Case

Penn Capital clients can access a copy of the “Proxy Voting Policy” by

•	Writing to Penn Capital at

Penn Capital Management

The Libertyview Building, Suite 210

457 Haddonfield Road

Cherry Hill, NJ 08002

Request for the “Proxy Voting Policy” will be mailed within seven (7) days from the receipt of the written request.

BRANDYWINE GLOBAL INVESTMENT MANAGEMENT PROXY POLICIES

Proxy Voting and Corporate Actions

Policy:

Brandywine has a responsibility to its clients for voting proxies for portfolio securities consistent with the best economic interests of its clients. Brandywine maintains written policies and procedures as to the handling, research, voting and reporting of proxy voting and makes appropriate disclosures about our firm’s proxy policies and practices. The policy and practice includes the fact that the firm has a responsibility to monitor corporate actions, receive and vote client proxies and disclose any potential conflicts of interest as well as making information available to clients about the voting of proxies for their portfolio securities and maintaining relevant and required records.

Background:

Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised.

Investment advisers registered with the SEC, and which exercise voting authority with respect to client securities, are required by Rule 206(4)-6 of the Advisers Act to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which must include how an adviser addresses material conflicts that may arise between an adviser’s interests and those of its clients; (b) to disclose to clients how they may obtain information from the adviser with respect to the voting of proxies for their securities; (c) to describe to clients a summary of its proxy voting policies and procedures and, upon request, furnish a copy to its clients; and (d) maintain certain records relating to the adviser’s proxy voting activities when the adviser does have proxy voting authority.

Responsibility:

Compliance has the responsibility for the implementation and monitoring of the firm’s proxy voting policy, practices, disclosures and record keeping, including outlining voting guidelines in the procedures.

Procedures:

Brandywine has implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and the Investment Advisers Act of 1940 (“Advisers Act”). Our authority to vote the proxies of our clients is established through investment management agreements or comparable documents.

In exercising its voting authority, Brandywine will not consult or enter into agreements with officers, directors or employees of its parent, Legg Mason Inc., or any of its affiliates, regarding the voting of any securities owned by its clients.

While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration Brandywine’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent Brandywine believes appropriate).

VOTING AUTHORITY

•

Brandywine shall assume the responsibility and authority with respect to the voting of proxies for all client accounts, unless such responsibility and authority expressly have been delegated to others or reserved to the trustee or other named fiduciary of a client account. In no event will Brandywine’s authority to vote proxies obligate it to undertake any shareholder activism on behalf of any client.

•	Brandywine’s clients shall be responsible for notifying their custodians of the name and address of the person or entity with voting authority.

•

Brandywine’s Compliance Department, on a random basis, reviews the proxy voting process. The gathering and voting of proxies is coordinated through the Administrative Department and Brandywine maintains internal procedures to govern the processing of proxies, including handling client requests and monitoring for potential material conflicts. Research analysts, corporate action specialists and portfolio managers, otherwise referred to as voting persons, and are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

•

Brandywine will not decline to vote proxies except in extraordinary circumstances, nor will Brandywine accept direction from others with regard to the voting of proxies. Brandywine will take the investment guidelines of an account into consideration in deciding how to vote on a particular issue.

•	Brandywine may vote proxies related to the same security differently for each client.

•

Brandywine seeks to identify any material conflicts that may arise between the interests of Brandywine and its clients in accordance with the following procedures. Except for extraordinary circumstances, in any such instance, the material conflict will be resolved by either excluding any conflicted person from the voting process or by voting in accordance with the recommendation of Institutional Shareholder Services (ISS), an independent third party.

•

All relevant proxies are reviewed by the Legal and Compliance Department for potential material conflicts of interest. Issues to be reviewed may include whether Brandywine manages assets for the issuer, a shareholder proponent or an employee group of the issuer or otherwise has a current or potential business relationship with the issuer; whether Brandywine, one of its officers or directors or any voting person is a close relative of or has any personal or business relationship with the issuer (excluding normal commercial transactions and investment relationships where there is no special treatment), with an officer, director or other executive person at the issuer, with a candidate for election to the board of the issuer or with a shareholder proponent; whether there is any other material business or personal relationship which may create an interest in the outcome of the matter on the part of a voting person; or whether an affiliate of Brandywine’s has a conflict as described above which is known to Brandywine’s voting persons. Conflicts of this nature will be considered material. If the conflict pertains to an individual voting person that person will exclude him- or herself from the vote determination process in order to shield the Brandywine and other voting persons from the conflict, provided the compliance department believes that the other voting persons can determine a vote completely separate from the conflicted voting person. If the conflict cannot be contained, the proxy is voted according to the recommendation of ISS. Any time a material conflict is encountered, Brandywine will keep records on the nature of the conflict, the actual vote and the basis for the vote determination.

Voting Guidelines

•	Proxies will not be voted without an analysis of the underlying issues involved.

•	Brandywine’s proxy voting policy at all times shall be directed toward maximizing the value of the assets of managed accounts, for the benefit of the accounts’ ultimate owners/beneficiaries.

•

Any item on a proxy, which would tend to inhibit the realization of maximum value, may receive a negative vote from Brandywine. Examples of such items would be staggered terms for directors, restrictions against cumulative voting, and establishment of different classes of stock, excessive compensation, poor stewardship, or any activity, which could be viewed as a “poison pill” maneuver.

•

On other matters specific to a company, such as the election of directors, the appointment of auditors, granting of options, repricing of options, mergers and other material issues, a decision shall be made in conjunction with the primary analyst responsible for overseeing that company, consistent with the policy of maximizing value.

Voting Records & Client Notification

•

A complete record and file of all votes cast shall be maintained by Brandywine for the period prescribed by the Securities Exchange Commission. Brandywine will similarly maintain copies of policies and procedures, proxy booklets, copies of any documents created by Brandywine that were material to making a decision how to vote proxies and a log of proxy requests and responses.

A proxy log shall be maintained by Brandywine that includes the issuer name, exchange ticker symbol, CUSIP number, shareholder meeting date, brief identification of the matter voted on, whether the matter was proposed by the issuer or by a shareholder of the issuer, whether a vote was cast on the matter, record of how the vote was cast, and whether the vote was cast for or against the recommendation of the issuer’s management team.

•

Clients may obtain information with regard to the manner in which their proxies were voted, as well as detailed policies and procedures by contacting Brandywine, 2929 Arch Street, 8th Floor, Philadelphia, PA 19104, attention: Proxy administrator.

In addition, a description of these Policies shall be provided to new clients prior to the inception of their account, simultaneous with the provision of Brandywine’s Disclosure Brochure whenever possible.

ADMINISTRATION OF PROXIES

•	At the inception of a new account over which Brandywine has domestic proxy voting authority:

•	New client information is entered onto the appropriate “Proxy System” (ProxyEdge (ADP) for domestic securities and ISS for global securities).

•	Custodians are notified by the Client that proxies should be forwarded to Brandywine.

•	Those proxies that arrive in the Mail Room are sorted and forwarded to a Proxy Administrator.

•	Proxies are placed in date order into pending vote proxy files by a Proxy Administrator.

•	Proxies are cross-referenced against the Alert List (discussed under Identifying Potential Conflicts).

•	Proxies are then distributed to either the appropriate investment team or, in those instances where a proxy matches an Alert List entry, to the Legal and Compliance Department.

•	In the event that no material conflict exists, the following procedures apply:

•	The voting person’s initials are entered onto the Proxy System’s tickler file in the analyst block.[1]

•	Ballots are voted by a voting person and are returned to a Proxy Administrator for processing on the Proxy System.

•	If a material conflict exists, a Proxy Administrator will obtain a copy of the Institutional Shareholder Services recommendation, which will be attached to the ballot.

•	The voting person will then either (i) complete the Proxy System ballot in accordance with the attached recommendation; or (ii) exclude themselves in writing from voting the proxy.

•	A Proxy Administrator will redirect the proxy to another voting person in instances where an exclusion has occurred.

1	This step applies only to the ADP system for domestic proxies.

•	Where applicable, a Proxy Administrator will verify that the ballot was in fact voted in accordance with the ISS recommendation before entering it onto the Proxy System.

•	The proxy booklets and Proxy System ballots are subjected to an approval process by a Proxy Administrator[1].

•	During the approval process, ballot shares are matched against holdings shares[1].

•	Discrepancies are researched through Brandywine’s internal data warehouse and custodian banks are contacted where necessary to reconcile share amounts.

•

Brandywine personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above could be completed before the applicable deadline for returning proxy votes.

•	Any pending unvoted meetings are reviewed and monitored on a daily basis by Proxy Administrators.

•	All voting records are maintained within the Proxy Systems.

•	Proxy booklets and all additional information (including copies of any documents created by Brandywine that were material to making a decision how to vote proxies) are filed.

ADMINISTRATION OF CLIENT REQUESTS

•	All client requests for proxy information (both written and oral), including but not limited to voting records and requests for detailed Policies and Procedures, are referred to a Proxy Administrator.

•

All requests are entered onto a Proxy Request Log maintained by a Proxy Administrator. Information on the log includes the date of the request, the content of the request and the date of the response by Brandywine.

•	The Proxy Administrator works in conjunction with the Client Service Department to respond to all requests in writing.

•	Copies of all written requests and responses thereto, including voting record reports, are maintained in a separate Proxy Request file.

IDENTIFYING POTENTIAL CONFLICT OF INTEREST

PERSONAL CONFLICTS

•	Each voting person must certify in writing at the beginning of each proxy season that he or she will notify the Legal and Compliance Department of:

1.	any potential personal conflict with regard to a specific proxy; and

2.	any potential conflict of which they become aware relating to another voting person.

•

Potential conflicts should be interpreted broadly in order to capture instances where a conflict of interest could be perceived to exist by a third party. An objective ‘reasonableness’ standard should be applied as opposed to a subjective determination that the individual is not in fact conflicted.

•	The following are examples of potential personal conflicts which are extracted from the SEC’s Final Rule [2]:

•

The adviser may also have business or personal relationships with participants in proxy contests, corporate directors or candidates for directorships. For example, an executive of the adviser may have a spouse or other close relative that serves as a director or executive of a company.

1	This step applies only to the ADP system for domestic proxies.

2	17 CFR Part 275 [Release No. IA-2106; File No. S7-38-02], RIN 3235-AI65

•

Any Board positions held on a publicly traded company by a voting person (as evidenced by their most recent Code of Ethics Certification) will be examined on a case-by-case basis as proxy votes arise in that security.

•	A list of potentially conflicted securities (“Alert List”) will be provided to the Proxy Administrators, who will cross-reference proxy votes as they arise.

•	Any proxies matching securities on the Alert List will be referred to the Legal and Compliance Department for an assessment of the materiality of the conflict.

PROFESSIONAL CONFLICTS

•

In order to identify instances where a professional association could be perceived as a conflict of interest between Brandywine and a client for purposes of proxy voting, the following procedures will be followed:

•

The names of all clients who are directly connected to a publicly traded security, through a significant ownership interest, which was held by a Brandywine account during the relevant proxy period, will be added to the Alert List.

•

The names of all significant prospects that are directly connected to a publicly traded security, through a significant ownership interest, which was held by a Brandywine account during the relevant proxy period, will be added to the Alert List.

•	The Alert List will be cross-referenced by the Proxy Administrators against proxies on a day-to-day basis.

Corporate Actions:

The purpose of this informational is to allow Corporate Action personnel, along with members of Brandywine, to better understand the functions of the Corporate Actions area. In addition, this guide will aid in understanding the responsibilities and procedures, coupled with the theory behind the most common corporate action types.

Critical Success Factors

Provide exceptional quality service to our internal and external clients.

1.	Process Corporate Actions in a timely manner with 100% accuracy.

2.	Follow quality control procedures to ensure proper assessment for unprocessed actions.

3.	Educate clients on the theory behind Corporate Actions including the process.

4.	Continuously evaluate our procedures and implement improvements as necessary.

5.	Solicit from PM’s/Analyst’s voluntary elections and respond to the custodian banks by the specified deadline.

6.	Leverage existing and future technology resources to increase efficiency, productivity and accuracy.

7.	Strive to continually enhance the lines of communication with all clients.

8.	Always think outside the box, when performing the daily process.

9.	Display professionalism through all levels of the company.

What is a Corporate Action?

•	A change in the traded security of a company, which materially affects how a security trades and becomes valued.

•	News of a corporate action has the impact to move the market.

•	In addition, a corporate action can have an immense impact to the holders of a security. There are many reasons why a company elects to undergo a corporate action.

•	You will learn about the various types of actions seen in the market, stemming from the most commonly seen actions, and moving on to complex actions, more prevalently seen in the international arena.

Goal:

To process all actions on effective date with 100% accuracy.

C/A Classification

Mandatory Actions

•

A mandatory action has a set date, called the effective date, to which it will occur in the market. In a mandatory action, there is no type of election to be made. This type of action will go through unless circumstances arise hindering the completion.

•	Stock splits, Stock dividends, Cash dividends, Bonus issues, Rights issues, Name changes, Mergers, and Spin-offs.

Voluntary Actions

•	This type of action calls for an option to be made by the holder of the security. Shareholders are required to make an election of either taking up certain options, or if applicable, taking no action.

•	Tender offers, Dissenters Rights, Odd lot offers, elections on rights, and cash/stock options.

Basic Premise

Market Value Test (MVT)

•	The market value test is a valuation test comparing the close price the day prior and the open price of a security on its effective date, while incorporating the terms.

•

The most important idea to gather from performing the market value test is when a corporate action occurs on its ex-date, there should not be any change in the market value from the day before to the day of an action.

Typically, you should not see a variance of more than positive or negative 10% when completing the market value test. In other words, the market value of the shares you held the night before the effective date should not increase or decrease by 10% based on how the security opens in trading. A number outside the variance may be due to an additional asset not incorporated into the calculation, or possibly the numbers computed may be incorrect. If all the terms have been accounted for, but the variance is outside the 10% range, the next step to do is a MVT based off of the closing prices. It is possible the open may have not properly reflected the action, and could have adjusted itself by the close price.

The idea of having no real movement in market value in the market value test is one of the most difficult to understand yet one of the most important ideas to grasp. You can use this check when looking at the terms of the most complicated spin-offs or mergers. Essentially if you have a drop in a security, you need to see some sort of additional asset making up for the loss in market value. An easy way of understanding the MVT is to remember that you are taking what you had, against what you are keeping, and what you are getting. This three-step mindset will always help in identifying the assets involved in an action.

Types of Corporate Actions (The following is a list of the most common corporate actions seen in the market place.)

1.	Stock split

2.	Stock dividend

3.	Cash dividend

4.	Bonus issue

5.	Rights issue

6.	Mergers

7.	Spin-off

8.	Name Change

9.	Ticker/Identifier Change

Explanation

An explanation of the listed corporate actions are detailed on the following pages. You will find an example of how the valuation is performed in association with the action type. In addition, there will be screen prints courtesy of Bloomberg© as to what to expect when researching actions. It is imperative when learning about the various actions, that one references the notes regarding the MVT for a more in-depth valuation understanding.

Stock split

An increase in the number of shares outstanding for a given corporation, without any change to the market value of the security. When the stock split becomes effective, the share position held increases based on the terms of the action. Consequentially the price of the security per share will decrease.

Reasoning Typically, the reasoning behind a company conducting a stock split is mainly to attract more small investors. This allows small investors to purchase shares of the company at a more affordable price per share.

Important ideas

When a stock split occurs, the shareholder will only be affected by the number of shares held. Neither the cost basis nor the market value is affected by the action. Essentially, the price of the stock will reflect the occurrence of the action, by a dropping in price.

Reverse Stock split

A reverse stock split acts in the opposite manner, as does a regular stock split. The difference lies in the shares outstanding decreasing instead of increasing. Given the total number of shares outstanding decreasing, the result is a price per share increasing.

Reasoning

From a companies perspective, a reverse stock split is done if the per share value becomes too low, and it is the opinion of the company to raise the stock price in order to attract new investors.

Cash Dividend

A payment of cash resulting from the cash flow of operations in the form of a dividend. This cash payment is paid to shareholders at the companies’ discretion.

Reasoning

The dividend is given in the form of a rate per share. Typically, companies in the mature stage of their lifecycle pay opt to pay dividends.

Stock dividend

A stock dividend is a dividend payment in the form of additional shares, rather than cash. Typically you will notice a stock dividend paying out a ratio of less than 5%.

Reasoning

The distribution of additional stock rather than cash becomes more attractive since it allows the company to conserve its cash for business operations.

Bonus issue

A bonus issue is identical to a stock dividend but is more prevalent when dealing with international securities. Moreover, it occurs when the payout is greater than 5%.

Important Points

When a stock split, stock dividend, or bonus issue occurs, the market reflects the action by way of a change in the traded price. This important point reiterates the idea that the market value before and after the effective date should not change. The shareholder is only seeing an adjustment to the number of shares held, not the cost basis or market value.

Merger

A merger is two or more companies coming together to form one new entity. Typically the acquirer looks to take control by purchasing a majority of the shares outstanding in the target company. An offer is usually given to shareholders in excess of the current MV of the shares. This is done by offering shares either of the acquiring company, a cash rate, or a combination of both.

Spin-Off

A company elects to sell a portion of their business or subsidiary from its company, by issuing shares of the new entity. Shareholders in the parent company receive shares in the new company by way of a given share ratio.

Rights issue

When a rights issue occurs, shareholders initially receive an asset, rights, which entitle the holder to purchase additional shares typically of the parent company. The rate to which the additional shares are purchased is based on a discounted subscription price, along with a share ratio.

Options given to Right holders

Exercise–Right holders elect to receive the resultant asset based on a given set of subscription terms.

In order to exercise, the Analyst/PM looks to see what the valuation difference between exercising and selling the rights.

Sell

•	If the rights are traded in the market, the holder can elect to have the rights sold.

•	The cash received results from the proceeds of the sale of rights.

Lapse

•	If there is no value found for the rights, whether traded or intrinsic, the rights may automatically be written off the books.

•	This is a simple accounting method of writing off worthless assets.

Redemption Rights issue

The same basis found in a regular rights issue can be used in this case. The difference lies in the right holder given the option to have their existing position in the parent sold, rather than the option of subscribing to receive additional shares. The price to sell the security is typically higher than the traded market value.

Options to Right Holders

The same options suffice:

•	Exercise Shares held in the issuing security are purchased from the shareholder at a rate typically higher than the market traded price.

•	Sell Rights can be sold in the market with the proceeds being cash

•	Lapse if no value is found, the rights can be written off.

Name Change

A name change occurs at the discretion of the company with shareholder approval. This is most common if the company is involved in a pending merger.

Ticker Change

Tickers or Symbols are an alphabetic denominated identifier attached to each security. Companies have the option to change their market ticker.

Identifier Change

Securities have a total of three different numeric identifiers to which segregate each other.—CUSIP (Identifies US traded securities)—Sedol (Identifies Foreign traded securities)—ISIN (Identifies all global traded securities)

Process

Daily Work Flow Chart

Pending Corporate Actions

•	Bank Notices-Sort all bank notices.

•	Pending List-Update spreadsheet with all upcoming actions.

•	Bamware-Place all merger & spinoff info on system.

•	File Maintainance-Place all info in folder and file away.

Mandatory Actions

•	Research C/A notifications

•	Processing of Corporate Action

•	Process C/A on ex date if applicable.

•	Update Month End List

•	Verification w/Shaw Systems

•	Notify Shaw of actions processed.

Voluntary Actions

•	Send Voluntary Actions to PM/Analyst

•	Restrict any Vol. Actions tendered.

•	Monitor Voluntary Actions

Detailed Daily Work Flow

1.	Bank Notices

•	Corporate action notifications are facilitated from our custodian banks’ to Brandywine by way of fax. These notifications must be reviewed immediately once received via fax.

•	It becomes imperative for the associate to address any actions with near term deadlines or effective dates, placed on the highest priority.

2.	Pending List

•

The purpose of this list is to keep track of the upcoming corporate actions, and is divided by classification of actions. It is sorted by either the effective date for Mandatory actions, or the response deadline for Voluntary actions.

•

Manila folders are used to create files for new corporate actions. Each folder should contain all bank notifications for all accounts affected, including a Shaw screen print of all the holders of the affected security.

•	Any repeated bank notice should also be filed.

3.	Bamware

•

New corporate actions falling in the realm of mergers, tender offers, or spin-offs, and in the small cap arena, should be updated on Bamware under the Mergers and Acquisitions screen. The procedures are as follows:

•	Logon to Bamware

•	Click on transactions ËMergers & Acquisitions Ëtype ticker.

•	The next step is to fill in information relative to the action. You will only need to fill in as much information as is given. When asked a “yes” or “no” question, you should type: 0=no-1=yes

4.	File

•	Once the bank notices have been placed on the pending list, and organized in each respective folder, you must file the actions in the filing cabinet under “Pending C/A” in alphabetical order.

5.	Processing of Corporate Actions (Mandatory Actions)

•	As a guard against missing corporate actions on their effective date, it is necessary to view the Pending list on a daily basis. Reference the tabs marked Mandatory and Voluntary.

•	Stock splits, stock dividends, CUSIP changes, and Name changes are the only action types, automatically processed on the system.

•

Even if the action is automatically processed on the system, every action needs to be verified with the market place for accuracy. When an action gets processed, the file requires the following information:

•	Bank notice

•	Bloomberg screen prints (DES, CACS, CN, GPO) c) Market Value tested) Processing screen prints from Shaw.

•

When an action is completed, it must be placed on the Month End C/A, for the month it is processed. This spreadsheet lists and separates all actions processed for each month by the fund affected. There are separate instructions on how to utilize the spreadsheet.

•	Finally, the file should be checked, and placed in the file cabinet labeled “Completed C/A.”

•	Additionally, all Analysts and PM’s need to be notified via email of the actions processed.

Procedures for Voluntary Actions

All information must be presented to the portfolio manager/analyst including all relevant materials such as outside sources and valuation spreadsheets. Possible research sources that should be utilized include Bloomberg, in order to gather news stories and action information, bank notices, company website info, and a list of all the accounts affected. It is imperative to send all information to the PM at least 3 days prior to the banks’ response deadline. This will allow the PM adequate time to research any additional information needed for his investment decision. Once the PM returns his election, it must immediately be forwarded to the respective custodian banks, by way of the proper facilities measures already set in place. The bank notifications typically should have attached a sheet detailing how many shares we hold in each account (must verify if correct), in addition to giving the election option to either tender shares, or take no action. You need to reference the bank contact list to verify which fax number to send the response to. If the PM elects to take no action. You need not go any further. At this point, the action information can be placed on the Month End C/A, and filed away. If they elect to take up the offer, you must make restrictions on the traders selling the small or large cap security on either Bamware or Merrin, respectively.

The corporate action file should include printed copies of the information sent to the PM, along with his response, including all valuation spreadsheets presented. At this point, it is the responsibility of corporate actions to monitor the action on a daily basis for any indication of the completion of the offer. Voluntary actions require the following conditions for approval:

i. shareholder approval

ii. regulatory/court approval

In addition, voluntary actions may be placed on certain restrictions whereby it may require a certain percentage of shareholders to accept the offer in order for completion. Typically the terminology to look for, when researching news stories, especially with foreign securities is unconditional or wholly unconditional. One rule of thumb to note, if we are guaranteed to get our resulting asset, be it cash or stock, the action is most likely complete or very near to being complete. Once the market has announced the completion of the action, the terms can then be reflected and processed onto the system.

Cost Allocation

Provides a method of allocating cost when a new asset is received in the case of a spin-off or rights issue. A new asset received must have cost allocated from the parent security. This calculation can only be performed on the effective date of the action, when the market has closed trading. The cost allocation is done in order to give cost to the resulting asset. If this is not done, the resulting asset will have an unrealized gain of 100%. This is not proper accounting.

On the flip side, if no cost is allocated, the unrealized gain on the parent security will be at a negative with the drop in market value.

Rutabaga Capital Management LLC

Proxy Voting Procedures and Guidelines

New Account Procedures

The discretion of the client to give sole proxy voting authority or withhold proxy-voting authority will be stated in the Investment Agreement and noted on the New Account Forms.

Proxy Voting Procedures

Proxy materials will be monitored by Mrs. Cohen. The proxy statement will be forwarded to the portfolio manager/analyst for determining votes on all proposals. Each portfolio manager/analyst will have a list of any specific client requirements, as well as a list of any companies where there might be any potential conflicts of interests pertaining to specific proxy votes. Where there is a material conflict of interest, the advisor will disclose the conflict of interest to the client, give the client the option of voting the proxy themselves and/or vote in the clients’ best financial interest. Proxy materials will be returned to Mrs. Cohen in a timely manner for the votes to be processed and recorded. She will be responsible to process the votes, to ensure that all proxies for which we have voting authority are received and voted, and to keep proxy-voting records showing how votes were cast.

Most proxies are voted electronically on www.proxyvote.com. Proxies that do not permit electronic voting are mailed. Proxy voting records will be available to clients upon request, and instructions on obtaining such information will be disclosed in Form ADV Part II, Schedule F.

Proxy Voting Policy

At the discretion of the client, proxy material will be voted by the portfolio manager/ analyst for the exclusive benefit for the accounts whose assets are under management at Rutabaga. Client specific investment objectives will be taken into consideration.

A)	Corporate Governance Issues

Recommend to vote as recommended by the board…If proposal is reasonable (while industry standards are to be considered, the overriding standard is that of common sense and fairness) and not for purpose of management entrenchment.

•	Election of Directors in a non-contested election

•	Selection of Auditors

•	Increasing or decreasing amounts of authorized stock

•	Changing terms of authorized stock

•	Company name changes

•	Stock Splits

•	Changing size of board

•	Opting into or out of optional provisions of state corporation laws

•	Changing annual meeting date or location

•	Changing state of incorporation

Rutabaga Capital Management LLC

Proxy Voting Procedures and Guidelines

B)	Voting, Board Composition and Control Issues

If portfolio manager/analyst considers proposals to be reasonable by industry standards that:

i)	Improve shareholder democracy

ii)	Reduce the likelihood of management entrenchment or conflict of interest

iii)	Are likely to make management more responsive to the concerns of institutional shareholders

Then vote FOR:

•	Confidential voting

•	Independent Audit Committees

•	Independent Nominating Committees

•	Independent Compensation Committees

•	Auditors at annual meetings

•	Requiring information on proponents of shareholder resolutions

•	Declassifying the board

•	Cumulative voting*

Then Vote AGAINST:

•	Blank check preferred stock

•	Classifying the board

•	“Fair Price” provisions requiring greater than a majority vote of all shares

•	Greenmail

•	Preemptive rights

•	Supermajority voting requirements

•	Shareholder Advisory Committees or other attempts to involve shareholders or other constituencies directly in board decision-making

•	Targeted share placements (Placing blocks of securities with friendly third parties)

*	A portfolio manager/analyst should consider a vote against cumulative voting if a company has a strong record of recognizing shareholder rights, or when a shareholder proposal is made by an entity which is likely to be counterproductive to shareholder value.

•	Poison Pills

•	Limiting shareholders’ right to act by written consent

•	Limiting shareholders’ right to call meetings

•	Requiring inclusion of abstentions in voting results

•	Repricing of “underwater” options

Recommend voting as Recommended by the board on:

•	Required representation of specific gender, race, or interest groups on board

•	Age or term limits of directors

•	Same person holding more than one office

•	Shareholders requests for changes in voting requirements not otherwise covered in these guidelines

Rutabaga Capital Management LLC

Proxy Voting Procedures and Guidelines

C)	Compensation Issues

Programs that relate management compensation to long term performance are generally favored.

If portfolio manager/analyst considers them to be reasonable recommend voting as recommended by the board.

•	Stock Option Plans

•	Restricted stock bonus plans

•	Director compensation proposals

•	Director stock ownership proposals

•	Executive compensation proposals

D)	Other Management Issues

Placing restrictions on the business judgment of management is not advised. There are certain proxy issues that may be relevant to the portfolio manager’s/analyst’s rationale for owning the security. Therefore:

Recommend voting as recommended by the board within reasonable standards for,

•	Contested elections for Directors

•	Mergers, Restructuring, Spin-off’s, etc.

•	Multiple classes of stock or special voting rights

•	Requiring strategic studies

Split votes for Directors are permitted if, in the opinion of the portfolio manager/analyst, that such a vote would contribute to shareholder value.

E)	Social Issues

ALL forms of discrimination are opposed

Recommend to Vote FOR:

•	Equal Employment Opportunity (but against resolutions requiring reports beyond standard practice)

Recommend to Vote AGAINST:

•	Requiring reports that go beyond standard practice and reasonableness

•	Restricting the company’s ability to do business in any location or with any particular group

•	Imposing any other constraints on matters normally left to the business judgment of management or the board of directors

June 2003

PROXY VOTING POLICY

For

BlackRock Advisors, Inc.

and Its Affiliated Registered Investment Advisers

Introduction

This Proxy Voting Policy (“Policy”) for BlackRock Advisors, Inc. and its affiliated registered investment advisers (“BlackRock”) reflects our duty as a fiduciary under the Investment Advisers Act of 1940 (the “Advisers Act”) to vote proxies in the best interests of our clients. In addition, the Department of Labor views the fiduciary act of managing ERISA plan assets to include the voting of proxies. Proxy voting decisions must be made solely in the best interests of the pension plan’s participants and beneficiaries. The Department of Labor has interpreted this requirement as prohibiting a fiduciary from subordinating the retirement income interests of participants and beneficiaries to unrelated objectives. The guidelines in this Policy have been formulated to ensure decision-making consistent with these fiduciary responsibilities.

Any general or specific proxy voting guidelines provided by an advisory client or its designated agent in writing will supercede the specific guidelines in this Policy. BlackRock will disclose to our advisory clients information about this Policy as well as disclose to our clients how they may obtain information on how we voted their proxies. Additionally, BlackRock will maintain proxy voting records for our advisory clients consistent with the Advisers Act. For those of our clients that are registered investment companies, BlackRock will disclose this Policy to the shareholders of such funds and make filings with the Securities and Exchange Commission and make available to fund shareholders the specific proxy votes that we cast in shareholder meetings of issuers of portfolio securities in accordance with the rules and regulations under the Investment Company Act of 1940.

Registered investment companies that are advised by BlackRock as well as certain of our advisory clients may participate in securities lending programs, which may reduce or eliminate the amount of shares eligible for voting by BlackRock in accordance with this Policy if such shares are out on loan and cannot be recalled in time for the vote.

Implicit in the initial decision to retain or invest in the security of a corporation is approval of its existing corporate ownership structure, its management, and its operations. Accordingly, proxy proposals that would change the existing status of a corporation will be reviewed carefully and supported only when it seems clear that the proposed changes are likely to benefit the corporation and its shareholders. Notwithstanding this favorable predisposition, management will be assessed on an ongoing basis both in terms of its business capability and its dedication to the shareholders to ensure that our continued confidence remains warranted. If it is determined that management is acting on its own behalf instead of for the well being of the corporation, we will vote to support shareholder proposals, unless other mitigating circumstances are present.

Additionally, situations may arise that involve an actual or perceived conflict of interest. For example, we may manage assets of a pension plan of a company whose management is soliciting proxies, or a BlackRock employee involved with managing an account may have a close relative who serves as a director or executive of a company that is soliciting proxies regarding securities held in such account. In all cases, the manner in which we vote proxies must be based on our clients’ best interests and not the product of a conflict.

This Policy and its attendant recommendations attempt to generalize a complex subject. It should be clearly understood that specific fact situations, including differing voting practices in jurisdictions outside the United States, might warrant departure from these guidelines. In such instances, the relevant facts will be considered, and if a vote contrary to these guidelines is indicated it will be cast and the reasons therefor recorded in writing.

Section I of the Policy describes proxy proposals that may be characterized as routine and lists examples of the types of proposals we would typically support. Section II of the Policy describes various types of non-routine proposals and provides general voting guidelines. These non-routine proposals are categorized as those involving:

A. Social Issues,

B. Financial/Corporate Issues, and

C. Shareholder Rights.

Finally, Section III of the Policy describes the procedures to be followed in casting a vote pursuant to these guidelines.

SECTION I

ROUTINE MATTERS

Routine proxy proposals, amendments, or resolutions are typically proposed by management and meet the following criteria:

1.	They do not measurably change the structure, management control, or operation of the corporation.

2.	They are consistent with industry standards as well as the corporate laws of the state of incorporation.

Voting Recommendation

BlackRock will normally support the following routine proposals:

1.	To increase authorized common shares.

2.	To increase authorized preferred shares as long as there are not disproportionate voting rights per preferred share.

3.	To elect or re-elect directors.

4.	To appoint or elect auditors.

5.	To approve indemnification of directors and limitation of directors’ liability.

6.	To establish compensation levels.

7.	To establish employee stock purchase or ownership plans.

8.	To set time and location of annual meeting.

SECTION II

NON-ROUTINE PROPOSALS

A.	Social Issues

Proposals in this category involve issues of social conscience. They are typically proposed by shareholders who believe that the corporation’s internally adopted policies are ill-advised or misguided.

Voting Recommendation

If we have determined that management is generally socially responsible, we will generally vote against the following shareholder proposals:

1.	To enforce restrictive energy policies.

2.	To place arbitrary restrictions on military contracting.

3.	To bar or place arbitrary restrictions on trade with other countries.

4.	To restrict the marketing of controversial products.

5.	To limit corporate political activities.

6.	To bar or restrict charitable contributions.

7.	To enforce a general policy regarding human rights based on arbitrary parameters.

8.	To enforce a general policy regarding employment practices based on arbitrary parameters.

9.	To enforce a general policy regarding animal rights based on arbitrary parameters.

10.	To place arbitrary restrictions on environmental practices.

B.	Financial/Corporate Issues

Proposals in this category are usually offered by management and seek to change a corporation’s legal, business or financial structure.

Voting Recommendation

We will generally vote in favor of the following management proposals provided the position of current shareholders is preserved or enhanced:

1.	To change the state of incorporation.

2.	To approve mergers, acquisitions or dissolution.

3.	To institute indenture changes.

4.	To change capitalization.

C.	Shareholder Rights

Proposals in this category are made regularly both by management and shareholders. They can be generalized as involving issues that transfer or realign board or shareholder voting power.

We typically would oppose any proposal aimed solely at thwarting potential takeover offers by requiring, for example, super-majority approval. At the same time, we believe stability and continuity promote profitability. The guidelines in this area seek to find a middle road, and they are no more than guidelines. Individual proposals may have to be carefully assessed in the context of their particular circumstances.

Voting Recommendation

We will generally vote for the following management proposals:

1.	To require majority approval of shareholders in acquisitions of a controlling share in the corporation.

2.	To institute staggered board of directors.

3.	To require shareholder approval of not more than 66 2/3% for a proposed amendment to the corporation’s by-laws.

4.	To eliminate cumulative voting.

5.	To adopt anti-greenmail charter or by-law amendments or to otherwise restrict a company’s ability to make greenmail payments.

6.	To create a dividend reinvestment program.

7.	To eliminate preemptive rights.

8.	To eliminate any other plan or procedure designed primarily to discourage a takeover or other similar action (commonly known as a “poison pill”).

We will generally vote against the following management proposals:

1.	To require greater than 66 2/3% shareholder approval for a proposed amendment to the corporation’s by-laws (“super-majority provisions”).

2.	To require that an arbitrary fair price be offered to all shareholders that is derived from a fixed formula (“fair price amendments”).

3.	To authorize a new class of common stock or preferred stock which may have more votes per share than the existing common stock.

4.	To prohibit replacement of existing members of the board of directors.

5.	To eliminate shareholder action by written consent without a shareholder meeting.

6.	To allow only the board of directors to call a shareholder meeting or to propose amendments to the articles of incorporation.

7.	To implement any other action or procedure designed primarily to discourage a takeover or other similar action (commonly known as a “poison pill”).

8.	To limit the ability of shareholders to nominate directors.

We will generally vote for the following shareholder proposals:

1.	To rescind share purchases rights or require that they be submitted for shareholder approval, but only if the vote required for approval is not more than 66 2/3%.

2.	To opt out of state anti-takeover laws deemed to be detrimental to the shareholder.

3.	To change the state of incorporation for companies operating under the umbrella of anti-shareholder state corporation laws if another state is chosen with favorable laws in this and other areas.

4.	To eliminate any other plan or procedure designed primarily to discourage a takeover or other similar action.

5.	To permit shareholders to participate in formulating management’s proxy and the opportunity to discuss and evaluate management’s director nominees, and/or to nominate shareholder nominees to the board.

6.	To require that the board’s audit, compensation, and/or nominating committees be comprised exclusively of independent directors.

7.	To adopt anti-greenmail charter or by-law amendments or otherwise restrict a company’s ability to make greenmail payments.

8.	To create a dividend reinvestment program.

9.	To recommend that votes to “abstain” not be considered votes “cast” at an annual meeting or special meeting, unless required by state law.

10.	To require that “golden parachutes” be submitted for shareholder ratification.

We will generally vote against the following shareholder proposals:

1.	To restore preemptive rights.

2.	To restore cumulative voting.

3.	To require annual election of directors or to specify tenure.

4.	To eliminate a staggered board of directors.

5.	To require confidential voting.

6.	To require directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board.

7.	To dock director pay for failing to attend board meetings.

SECTION III

VOTING PROCESS

BlackRock has engaged a third-party service provider to assist us in the voting of proxies. These guidelines have been provided to this service provider, who then analyzes all proxy solicitations we receive for our clients and makes recommendations to us as to how, based upon our guidelines, the relevant votes should be cast. These recommendations are set out in a report that is provided to the relevant Portfolio Management Group team, who must approve the proxy vote in writing and return such written approval to the Operations Group. If any authorized member of a Portfolio Management Group team desires to vote in a manner that differs from the recommendations, the reason for such differing vote shall be noted in the written approval form. A copy of the written approval form is attached as an exhibit. The head of each relevant Portfolio Management Group team is responsible for making sure that proxies are voted in a timely manner. The Brokerage Allocation Committee shall receive regular reports of all proxy votes cast to review how proxies have been voted, including reviewing votes that differ from recommendations made by our third-party service provider and votes that may have involved a potential conflict of interest. The Committee shall also review these guidelines from time to time to determine their continued appropriateness and whether any changes to the guidelines or the proxy voting process should be made.

IF THERE IS ANY POSSIBILITY THAT THE VOTE MAY INVOLVE A MATERIAL CONFLICT OF INTEREST BECAUSE, FOR EXAMPLE, THE ISSUER SOLICITING THE VOTE IS A BLACKROCK CLIENT OR THE MATTER BEING VOTED ON INVOLVES BLACKROCK, PNC OR ANY AFFILIATE (INCLUDING A PORTFOLIO MANAGEMENT GROUP EMPLOYEE) OF EITHER OF THEM, PRIOR TO APPROVING SUCH VOTE, THE BROKERAGE ALLOCATION COMMITTEE MUST BE CONSULTED AND THE MATTER DISCUSSED. The Committee, in consultation with the Legal and Compliance Department, shall determine whether the potential conflict is material and if so, the appropriate method to resolve such conflict, based on the particular facts and circumstances, the importance of the proxy issue, whether the Portfolio Management Group team is proposing a vote that differs from recommendations made by our third-party service provider with respect to the issue and the nature of the conflict, so as to ensure that the voting of the proxy is not affected by the potential conflict. If the conflict is determined not to be material, the relevant Portfolio Management Group team shall vote the proxy in accordance with this Policy. Determinations of the Committee with respect to votes involving material conflicts of interest shall be documented in writing and maintained for a period of at least six years.

With respect to votes in connection with securities held on a particular record date but sold from a client account prior to the holding of the related meeting, BlackRock may take no action on proposals to be voted on in such meeting.

With respect to voting proxies of non-U.S. companies, a number of logistical problems may arise that may have a detrimental effect on BlackRock’s ability to vote such proxies in the best interests of our clients. These problems include, but are not limited to, (i) untimely and/or inadequate notice of shareholder meetings, (ii) restrictions on the ability of holders outside the issuer’s jurisdiction of organization to exercise votes, (iii) requirements to vote proxies in person, if not practicable, (iv) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting, and (v) impracticable or inappropriate requirements to provide local agents with power of attorney to facilitate the voting instructions. Accordingly, BlackRock may determine not to vote proxies if it believes that the restrictions or other detriments associated with such vote outweigh the benefits that will be derived by voting on the company’s proposal.

* * * * *

Any questions regarding this Policy may be directed to the General Counsel of BlackRock.

Approved: October 21, 1998

Revised: May 27, 2003

McDonnell Investment Management, LLC

Proxy Voting Policy

McDonnell Investment Management, as a matter of policy and as a fiduciary to its clients, recognizes that it is responsible for voting proxies for all client securities for which it has been granted authority in a manner that is consistent with the client’s best economic interests and without regard to any benefit to the Adviser.

McDonnell (or “Adviser”) is primarily a fixed income manager and, accordingly, does not as a practical matter exercise discretion over proxy voting for fixed income securities as proxy solicitations do not occur. For those accounts that we manage that include securities for which proxy voting is applicable, the Adviser seeks to delegate the responsibility for proxy voting to the client and, with respect to accounts subject to ERISA, to ensure that the responsibility for proxy voting has been delegated by the client to another qualified plan fiduciary. However, while the Adviser does not typically vote proxies for its clients, it has adopted this proxy voting policy in advance of possibly finding itself in such a position in the future.

Examples of ways that McDonnell could become responsible for voting securities include: receiving equity securities as part of a workout of an issuer whose bonds are owned by a client; inheriting legacy securities from a client; purposely buying the equity securities of a distressed bond issuer in order to salvage value for clients who hold the bonds.

As mentioned previously, McDonnell declines to take responsibility for voting client proxies except where it is specifically authorized and agrees to do so in its advisory contracts or comparable documents with clients. For clients for whom the Adviser does not vote proxies, the relevant custodian banks or brokers are instructed to mail proxy material directly to clients.

McDonnell has adopted proxy voting guidelines that are designed to provide guidance with respect to certain types of voting proposals that may arise. The guidelines have been developed in part on the belief that the quality of management is critical to the investment success of any portfolio company. Hence, the Adviser tends to vote most routine matters in accordance with management recommendations, provided there is no conflict with shareholder value. At the same time, when the Adviser believes that the position of the management of a portfolio company is not in the best interests of shareholders, it will vote against management’s recommendation.

In instances where a potential conflict of interest exists, McDonnell will provide the client with sufficient information regarding the shareholder vote and the Adviser’s potential conflict so that the client can make an informed decision regarding whether or not to consent.

A complete copy of the Adviser’s current Proxy Voting Policies, Procedures and Guidelines may be obtained by sending a written request to the Adviser, Attention: Proxy Administration, 1515 W. 22nd Street, 11th Floor, Oak Brook, IL, 60523.

SSgA Funds Management, Inc.

Proxy Voting

SSgA Funds Management, Inc. (“FM”) seeks to vote proxies for which it has discretionary authority in the best interests of its clients. This entails voting proxies in a way which FM believes will maximize the monetary value of each portfolio’s holdings with respect to proposals that are reasonably anticipated to have an impact on the current or potential value of a security. Absent unusual circumstances or specific client instructions, we vote proxies on a particular matter in the same way for all clients, regardless of their investment style or strategies. FM takes the view that voting in a manner consistent with maximizing the value of our clients’ holdings will benefit our direct clients (e.g. investment funds) and, indirectly, the ultimate owners and beneficiaries of those clients (e.g. fund shareholders).

Oversight of the proxy voting process is the responsibility of the State Street Global Advisors (“SSgA”) Investment Committee. The SSgA Investment Committee reviews and approves amendments to the FM Proxy Voting Policy and delegates authority to vote in accordance with this policy to the FM Proxy Review Committee, a subcommittee of the SSgA Investment Committee. FM retains the final authority and responsibility for voting. In addition to voting proxies, FM:

•	describes its proxy voting procedures to its clients in Part II of its Form ADV;;

•	provides the client with this written proxy policy, upon request;

•	discloses to its clients how they may obtain information on how FM voted the client’s proxies;

•	matches proxies received with holdings as of record date;

•	reconciles holdings as of record date and rectifies any discrepancies;

•	generally applies its proxy voting policy consistently and keeps records of votes for each client;

•	documents the reason(s) for voting for all non-routine items; and

•	keeps records of such proxy voting available for inspection by the client or governmental agencies

Process

The FM Manager of Corporate Governance is responsible for monitoring proxy voting on behalf of our clients and executing the day to day implementation of this Proxy Voting Policy. As stated above, oversight of the proxy voting process is the responsibility of the SSgA Investment Committee.

In order to facilitate our proxy voting process, FM retains Institutional Shareholder Services (“ISS”), a firm with expertise in the proxy voting and corporate governance fields. ISS assists in the proxy voting process, including acting as our voting agent (i.e. actually processing the proxies), advising us as to current and emerging governance issues that we may wish to address, interpreting this policy and applying it to individual proxy items, and providing analytical information concerning specific issuers and proxy items as well as governance trends and developments. This Policy does not address all issues as to which we may receive proxies nor does it seek to describe in detail all factors that we may consider relevant to any particular proposal. To assist ISS in interpreting and applying this Policy, we meet with ISS at least annually, provide written guidance on certain topics generally on an annual basis and communicate more regularly as necessary to discuss how specific issues should be addressed. This guidance permits ISS to apply this Policy without consulting us as to each proxy but in a manner that is consistent with our investment view and not their own governance opinions. If an issue raised by a proxy is not addressed by this Policy or our prior guidance to ISS, ISS refers the proxy to us for direction on voting. On issues that we do not believe affect the economic value of our portfolio holdings or are considered by us to be routine matters as to which we have not provided specific guidance, we have agreed with ISS to act as our voting agent in voting such proxies in accordance with its own recommendations which, to the extent possible, take into account this Policy and FM’s general positions on similar matters. The Manager of Corporate Governance is responsible, working with ISS, for submitting proxies in a timely manner and in accordance with our policy. The Manager of Corporate Governance works with ISS to establish and update detailed procedures to implement this policy.

From time to time, proxy votes will be solicited which fall into one of the following categories:

(i)	proxies which involve special circumstances and require additional research and discussion (e.g. a material merger or acquisition, or a material governance issue with the potential to become a significant precedent in corporate governance); or

(ii)	proxies which are not directly addressed by our policies and which are reasonably anticipated to have an impact on the current or potential value of a security or which we do not consider to be routine.

These proxies are identified through a number of methods, including but not limited to notification from ISS, concerns of clients, review by internal proxy specialists, and questions from consultants. The role of third parties in identifying special circumstances does not mean that we will depart from our guidelines; these third parties are all treated as information sources. If they raise issues that we determine to be prudent before voting a particular proxy or departing from our prior guidance to ISS, we will weigh the issue along with other relevant factors before making an informed decision. In all cases, we vote proxies as to which we have voting discretion in a manner that we determine to be in the best interest of our clients. As stated above, if the proposal has a quantifiable effect on shareholder value, we seek to maximize the value of a portfolio’s holdings. With respect to matters that are not so quantifiable, we exercise greater judgment but still seek to maximize long-term value by promoting sound governance policies. The goal of the Proxy Voting Committee is to make the most informed decision possible.

In instances of special circumstances or issues not directly addressed by our policies or guidance to ISS, the FM Manager of Corporate Governance will refer the item to the Chairman of the Investment Committee for a determination of the proxy vote. The first determination is whether there is a material conflict of interest between the interests of our client and those of FM or its affiliates (as explained in greater detail below under “Potential Conflicts”). If the Manager of Corporate Governance and the Chairman of the Investment Committee determine that there is a material conflict, the process detailed below under “Potential Conflicts” is followed. If there is no material conflict, we examine the proposals that involve special circumstances or are not addressed by our policy or guidance in detail in seeking to determine what vote would be in the best interests of our clients. At this point, the Chairman of the Investment Committee makes a voting decision in our clients’ best interest. However, the Chairman of the Investment Committee may determine that a proxy involves the consideration of particularly significant issues and present the proxy item to the Proxy Review Committee and/or to the entire Investment Committee for a final decision on voting the proxy. The Investment Committee will use the same rationale for determining the appropriate vote.

FM reviews proxies of non-US issuers in the context of these guidelines. However, FM also endeavors to show sensitivity to local market practices when voting these proxies, which may lead to different votes. For example, in certain foreign markets, items are put to vote which have little or no effect on shareholder value, but which are routinely voted on in those jurisdictions; in the absence of material effect on our clients, we will follow market practice. FM votes in all markets where it is feasible to do so. Note that certain custodians utilized by our clients do not offer proxy voting in every foreign jurisdiction. In such a case, FM will be unable to vote such a proxy.

Voting

For most issues and in most circumstances, we abide by the following general guidelines. However, it is important to remember that these are simply guidelines. As discussed above, in certain circumstances, we may determine that it would be in the best interests of our clients to deviate from these guidelines.

Generally, FM votes for the following ballot items:

I.	Board of Directors

•

Elections of directors who (i) we determine to be adequately independent of management and (ii) do not simultaneously serve on an unreasonable (as determined by FM) number of other boards (other than those affiliated with the issuer). Factors that we consider in evaluating independence include whether the nominee is an employee of or related to an employee of the issuer or its auditor, whether the nominee provides professional services to the issuer, or whether the nominee receives non-board related compensation from the issuer

•

Directors’ compensation, provided the amounts are not excessive relative to other issuers in the market or industry. In making such a determination, we review whether the compensation is overly dilutive to existing shareholders.

*	Common for non-US issuers; request from the issuer to discharge from liability the directors or auditors with respect to actions taken by them during the previous year.

•

Proposals to limit directors’ liability and/or expand indemnification of directors, provided that a director shall only be eligible for indemnification and liability protection if he or she has not acted in bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office

•	Discharge of board members’ duties*, in the absence of pending litigation, governmental investigation, charges of fraud or other indicia of significant concern

•

The establishment of annual elections of the board of directors unless the board is composed by a majority of independent directors, the board’s key committees (auditing, nominating and compensation) are composed of independent directors, and there are no other material governance issues or performance issues.

•	Mandates requiring a majority of independent directors on the Board of Directors

•	Mandates that Audit, Compensation and Nominating Committee members should all be independent directors

•	Mandates giving the Audit Committee the sole responsibility for the selection and dismissal of the auditing firm and any subsequent result of audits are reported to the audit committee

•	Elimination of cumulative voting

•	Establishment of confidential voting

Auditors

•

Approval of auditors, unless the fees paid to auditors are excessive; auditors’ fees will be deemed excessive if the non-audit fees for the prior year constituted 50% or more of the total fees paid to the auditors

•

Auditors’ compensation, provided the issuer has properly disclosed audit and non-audit fees relative to market practice and that non-audit fees for the prior year constituted no more than 50% of the total fees paid to the auditors

•	Discharge of auditors*

•	Approval of financial statements, auditor reports and allocation of income

•	Requirements that auditors attend the annual meeting of shareholders

•	Disclosure of Auditor and Consulting relationships when the same or related entities are conducting both activities

•	Establishment of a selection committee responsible for the final approval of significant management consultant contract awards where existing firms are already acting in an auditing function

Capitalization

•	Dividend payouts that are greater than or equal to country and industry standards; we generally support a dividend which constitutes 30% or more of net income

•

Authorization of share repurchase programs, unless the issuer does not clearly state the business purpose for the program, a definitive number of shares to be repurchased, and the time frame for the repurchase

*	Common for non-US issuers; request from the issuer to discharge from liability the directors or auditors with respect to actions taken by them during the previous year.

•	Capitalization changes which eliminate other classes of stock and/or unequal voting rights

•

Changes in capitalization authorization for stock splits, stock dividends, and other specified needs which are no more than 50% of the existing authorization for U.S. companies and no more than 100% of existing authorization for non-U.S. companies .

•

Elimination of pre-emptive rights for share issuance of less than a certain percentage (country specific—ranging from 5% to 20%) of the outstanding shares, unless even such small amount could have a material dilutive effect on existing shareholders (e.g. in illiquid markets)

Anti-Takeover Measures:

•	Elimination of shareholder rights plans (“poison pill”).

•

Amendment to a shareholder rights plans (“poison pill”) where the terms of the new plans are more favorable to shareholders’ ability to accept unsolicited offers (i.e. if one of the following conditions are met: (i) minimum trigger, flip-in or flip-over of 20%, (ii) maximum term of three years, (iii) no “dead hand,” “slow hand,” “no hand” or similar feature that limits the ability of a future board to redeem the pill, and (iv) inclusion of a shareholder redemption feature (qualifying offer clause), permitting ten percent of the shares to call a special meeting or seek a written consent to vote on rescinding the pill if the board refuses to redeem the pill 90 days after a qualifying offer is announced)

•

Adoption or renewal of a non-US issuer’s shareholder rights plans (“poison pill”) if the following conditions are met: (i) minimum trigger, flip-in or flip-over of 20%, (ii) maximum term of three years, (iii) no “dead hand,” “slow hand,” “no hand” or similar feature that limits the ability of a future board to redeem the pill, and (iv) inclusion of a shareholder redemption feature (qualifying offer clause), permitting ten percent of the shares to call a special meeting or seek a written consent to vote on rescinding the pill if the board refuses to redeem the pill 90 days after a qualifying offer is announced

•	Reduction or elimination of super-majority vote requirements, unless management of the issuer was concurrently seeking to or had previously made such reduction or elimination

•	Mandates requiring shareholder approval of a shareholder rights plans (“poison pill”)

•	Repeals of various anti-takeover related provisions

Executive Compensation/Equity Compensation

•	Stock purchase plans with an exercise price of not less that 85% of fair market value

•

Stock option plans which are incentive based and not excessively dilutive. In order to assess the dilutive effect, we divide the number of shares required to fully fund the proposed plan, the number of authorized but unissued shares, and the issued but unexercised shares by fully diluted share count. We review that number in light of certain factors, including the industry of the issuer, in order to make our determination as to whether the dilution is excessive.

•	Other stock-based plans which are not excessively dilutive, using the same process set forth in the preceding bullet

•	Expansions to reporting of financial or compensation-related information, within reason

•	Proposals requiring the disclosure of executive retirement benefits if the issuer does not have an independent compensation committee

Routine Business Items

•

General updating of or corrective amendments to charter not otherwise specifically addressed herein, unless such amendments would reasonably be expected to diminish shareholder rights (e.g. extension of directors’ term limits, amending shareholder vote requirement to amend the charter documents, insufficient information provided as to the reason behind the amendment)

•	Change in Corporation Name

•	Mandates that amendments to bylaws or charters have shareholder approval

Other

•

Adoption of anti-”greenmail” provisions, provided that the proposal: (i) defines greenmail; (ii) prohibits buyback offers to large block holders (holders of at least 1% of the outstanding shares and in certain cases, a greater amount, as determined by the Proxy Review Committee) not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders

•	Repeals or prohibitions of “greenmail” provisions

•	“Opting-out” of business combination provision

II.	Generally, FM votes against the following items:

Board of Directors

•	Establishment of classified boards of directors, unless 80% of the board is independent

•	Proposals requesting re-election of insiders or affiliated directors who serve on audit, compensation, or nominating committees

•	Limits to tenure of directors

•	Requirements that candidates for directorships own large amounts of stock before being eligible to be elected

•	Restoration of cumulative voting in the election of directors

•

Removal of a director, unless we determine the director (i) is not adequately independent of management or (ii) simultaneously serves on an unreasonable (as determined by FM) number of other boards (other than those affiliated with the issuer). Factors that we consider in evaluating independence include whether the director is an employee of or related to an employee of the issuer or its auditor, whether the director provides professional services to the issuer, or whether the director receives non-board related compensation from the issuer Elimination of Shareholders’ Right to Call Special Meetings

•	Proposals that relate to the “transaction of other business as properly comes before the meeting”, which extend “blank check” powers to those acting as proxy

•	Approval of Directors who have failed to act on a shareholder proposal that has been approved by a majority of outstanding shares

•	Directors at companies where prior non-cash compensation was improperly “backdated” or “springloaded” where one of the following scenarios exists:

•

(i) it is unknown whether the Compensation Committee had knowledge of such backdating at the time, (ii) the Compensation Committee was not independent at the time, and (iii) the director seeking reelection served on the Compensation Committee at the time; or

•

(i) it is unknown whether the Compensation Committee had knowledge of such backdating at the time, (ii) the Compensation Committee was independent at the time, and (iii) sufficient controls have not been implemented to avoid similar improper payments going forward; or

•	(i) the Compensation Committee had knowledge of such backdating at the time, and (ii) the director seeking reelection served on the Compensation Committee at the time; or

(i) the Compensation Committee did not have knowledge of such backdating at the time, and (ii) sufficient controls have not been implemented to avoid similar improper payments going forward

Capitalization

•	Capitalization changes that add “blank check” classes of stock (i.e. classes of stock with undefined voting rights) or classes that dilute the voting interests of existing shareholders

•	Capitalization changes that exceed 100% of the issuer’s current authorized capital unless management provides an appropriate rationale for such change

Anti-Takeover Measures

Anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter appropriate tender offers and other offers

Adjournment of Meeting to Solicit Additional Votes.

Shareholder rights plans that do not include a shareholder redemption feature (qualifying offer clause), permitting ten percent of the shares to call a special meeting or seek a written consent to vote on rescinding the pill if the board refuses to redeem the pill 90 days after a qualifying offer is announced

Adoption or renewal of a US issuer’s shareholder rights plan (“poison pill”)

Executive Compensation/Equity Compensation

•	Excessive compensation (i.e. compensation plans which are deemed by FM to be overly dilutive)

•	Retirement bonuses for non-executive directors and auditors

•	Proposals requiring the disclosure of executive retirement benefits if the issuer has an independent compensation committee

Routine Business Items

•	Amendments to bylaws which would require super-majority shareholder votes to pass or repeal certain provisions

•	Reincorporation in a location which has more stringent anti-takeover and related provisions

•	Proposals asking the board to adopt any form of majority voting, unless the majority standard indicated is based on a majority of shares outstanding.

Other

•	Requirements that the company provide costly, duplicative, or redundant reports, or reports of a non-business nature

•

Restrictions related to social, political, or special interest issues which affect the ability of the company to do business or be competitive and which have significant financial or best-interest impact

•	Proposals which require inappropriate endorsements or corporate actions

•	Proposals asking companies to adopt full tenure holding periods for their executives

III.	:FM evaluates Mergers and Acquisitions on a case-by-case basis. Consistent with our proxy policy, we support management in seeking to achieve their objectives for shareholders. However, in all cases, FM uses its discretion in order to maximize shareholder value. FM generally votes as follows

•	Against offers with potentially damaging consequences for minority shareholders because of illiquid stock, especially in some non-US markets

•	Against offers when we believe that reasonable prospects exist for an enhanced bid or other bidders

•	Against offers where, at the time of voting, the current market price of the security exceeds the bid price

•	For proposals to restructure or liquidate closed end investment funds in which the secondary market price is substantially lower than the net asset value

•	For offers made at a premium where no other higher bidder exists

Protecting Shareholder Value

We at FM agree entirely with the United States Department of Labor’s position that “where proxy voting decisions may have an effect on the economic value of the plan’s underlying investment, plan fiduciaries should make proxy voting decisions with a view to enhancing the value of the shares of stock” (IB 94-2). Our proxy voting policy and procedures are designed with the intent that our clients receive the best possible returns on their investments. We meet directly with corporation representatives and participate in conference calls and third-party inquiries in order to ensure our processes are as fully informed as possible. However, we use each piece of information we receive – whether from clients, consultants, the media, the issuer, ISS or other sources — as one part of our analysis in seeking to carry out our duties as a fiduciary and act in the best interest of our clients. We are not unduly influenced by the identity of any particular source, but use all the information to form our opinion as to the best outcome for our clients.

Through our membership in the Council of Institutional Investors as well as our contact with corporate pension plans, public funds, and unions, we are also able to communicate extensively with other shareholders regarding events and issues relevant to individual corporations, general industry, and current shareholder concerns.

In addition, FM monitors “target” lists of underperforming companies prepared by various shareholder groups, including: California Public Employee Retirement System, The City of New York - Office of the Comptroller, International Brotherhood of Teamsters, and Council of Institutional Investors. Companies, so identified, receive an individual, systematic review by the FM Manager of Corporate Governance and the Proxy Review Committee, as necessary.

As an active shareholder, FM’s role is to support corporate policies that serve the best interests of our clients. Though we do not seek involvement in the day-to-day operations of an organization, we recognize the need for conscientious oversight of and input into management decisions that may affect a company’s value. To that end, our monitoring of corporate management and industry events is substantially more detailed than that of the typical shareholder. We have demonstrated our willingness to vote against management-sponsored initiatives and to support shareholder proposals when appropriate. To date we have not filed proposals or initiated letter-writing or other campaigns, but have used our active participation in the corporate governance process — especially the proxy voting process — as the most effective means by which to communicate our and our clients’ legitimate shareholder concerns. Should an issue arise in conjunction with a specific corporation that cannot be satisfactorily resolved through these means, we shall consider other approaches.

Potential Conflicts

As discussed above under Process, from time to time, FM will review a proxy which may present a potential conflict of interest. As a fiduciary to its clients, FM takes these potential conflicts very seriously While FM’s only goal in addressing any such potential conflict is to ensure that proxy votes are cast in the clients’ best interests and are not affected by FM’s potential conflict, there are a number of courses FM may take. Although various relationships could be deemed to give rise to a conflict of interest, we have determined that two categories of relationships present a sufficiently serious concern to warrant an alternative process: customers of FM or its affiliates which are among the top 100 clients of FM and its affiliates based upon revenue; and the 10 largest broker-dealers used by SSgA, based upon revenue (a “Material Relationship”).

When the matter falls clearly within the polices set forth above or the guidance previously provided by FM to ISS and the proxy is to be voted in accordance with that guidance, we do not believe that such decision represents a conflict of interest and no special procedures are warranted.

In circumstances where either (i) the matter does not fall clearly within the policies set forth above or the guidance previously provided to ISS, or (ii) FM determines that voting in accordance with such policies or guidance is not in the best interests of its clients, the Manager of Corporate Governance will compare the name of the issuer against a list of the top 100 revenue generating clients of State Street Corporation and its affiliates and a list of the top 10 broker-dealer relationships to determine if a Material Relationship exists. (These lists are updated quarterly.) If the issuer’s name appears on either list and the pre-determined policy is not being followed, FM will employ the services of a third party, wholly independent of FM, its affiliates and those parties involved in the proxy issue, to determine the appropriate vote. However, in certain circumstances the Proxy Review Committee may determine that the use of a third party fiduciary is not necessary or appropriate, either because the matter involved does not involve a material issue or because the issue in question affects the underlying value of the portfolio position and it is appropriate for FM, notwithstanding the potential conflict of interest, to vote the security in a manner that it determines will maximize the value to its client. In such situations, the Proxy Committee, or if a broader discussion is warranted, the SSgA Investment Committee, shall make a decision as to the voting of the proxy. The basis for the voting decision, including the basis for the determination that the decision is in the best interests of FM’s clients, shall be formalized in writing as a part of the minutes to the Investment Committee.

Recordkeeping

In accordance with applicable law, FM shall retain the following documents for not less than five years from the end of the year in which the proxies were voted, the first two years in FM’s office:

1)	FM’s Proxy Voting Policy and any additional procedures created pursuant to such Policy;

2)	a copy of each proxy statement FM receives regarding securities held by its clients (note: this requirement may be satisfied by a third party who has agreed in writing to do so or by obtaining a copy of the proxy statement from the EDGAR database);

3)	a record of each vote cast by FM (note: this requirement may be satisfied by a third party who has agreed in writing to do so);

4)	a copy of any document created by FM that was material in making its voting decision or that memorializes the basis for such decision; and

5)	a copy of each written request from a client, and response to the client, for information on how FM voted the client’s proxies.

Disclosure of Client Voting Information

Any client who wishes to receive information on how its proxies were voted should contact its FM client service officer.

Potential Conflicts

As discussed above under Process, from time to time, FM will review a proxy which presents a potential material conflict. For example, FM or its affiliates may provide services to a company whose management is soliciting proxies, or to another entity which is a proponent of a particular proxy proposal. Another example could arise when FM has business or other relationships with participants involved in proxy contests, such as a candidate for a corporate directorship.

As a fiduciary to its clients, FM takes these potential conflicts very seriously. While FM’s only goal in addressing any such potential conflict is to ensure that proxy votes are cast in the clients’ best interests and are not affected by FM’s potential conflict, there are a number of courses FM may take. The final decision as to which course to follow shall be made by the Investment Committee.

When the matter falls clearly within one of the proposals enumerated above, casting a vote which simply follows FM’s pre-determined policy would eliminate FM’s discretion on the particular issue and hence avoid the conflict.

In other cases, where the matter presents a potential material conflict and is not clearly within one of the enumerated proposals, or is of such a nature that FM believes more active involvement is necessary, the Chairman of the Investment Committee shall present the proxy to the Investment Committee, who will follow one of two courses of action. First, FM may employ the services of a third party, wholly independent of FM, its affiliates and those parties involved in the proxy issue, to determine the appropriate vote.

Second, in certain situations the Investment Committee may determine that the employment of a third party is unfeasible, impractical or unnecessary. In such situations, the Investment Committee shall make a decision as to the voting of the proxy. The basis for the voting decision, including the basis for the determination that the decision is in the best interests of FM’s clients, shall be formalized in writing as a part of the minutes to the Investment Committee. As stated above, which action is appropriate in any given scenario would be the decision of the Investment Committee in carrying out its duty to ensure that the proxies are voted in the clients’, and not FM’s, best interests.

Recordkeeping for Proxy Voting

In accordance with applicable law, FM shall retain the following documents for not less than five years from the end of the year in which the proxies were voted, the first two years in FM’s office:

1. FM’s Proxy Voting Policy and any additional procedures created pursuant to such Policy;

2. A copy of each proxy statement FM receives regarding securities held by its clients (note: this requirement may be satisfied by a third party who has agreed in writing to do so or by obtaining a copy of the proxy statement from the EDGAR database);

3. A record of each vote cast by FM (note: this requirement may be satisfied by a third party who has agreed in writing to do so);

4. A copy of any document created by FM that was material in making its voting decision or that memorializes the basis for such decision; and

5. A copy of each written request from a client, and response to the client, for information on how FM voted the client’s proxies.

Disclosure of Client Voting Information

Any client who wishes to receive information on how its proxies were voted should contact its FM client service officer.

DELAWARE MANAGEMENT

BUSINESS TRUST

Proxy Voting Policies and Procedures

(October 2007)

Introduction

Delaware Management Business Trust (“DMBT”) is a registered investment adviser with the U.S. Securities and Exchange Commission (“SEC”) pursuant to the Investment Advisers Act of 1940, as amended, (the “Advisers Act”). DMBT consists of the following series of entities: Delaware Management Company, Delaware Investment Advisers, Delaware Capital Management and Delaware Lincoln Cash Management (each an “Adviser”, and together with DMBT, the “Advisers”). The Advisers provide investment advisory services to various types of clients such as registered and unregistered commingled funds, defined benefit plans, defined contribution plans, private and public pension funds, foundations, endowment funds and other types of institutional investors. Pursuant to the terms of an investment management agreement between an Adviser and its client or as a result of some other type of specific delegation by the client, the Advisers are often given the authority and discretion to vote proxy statements relating to the underlying securities which are held on behalf of such client. Also, clients sometimes ask the Advisers to give voting advice on certain proxies without delegating full responsibility to the Advisers to vote proxies on behalf of the client. DMBT has developed the following Proxy Voting Policies and Procedures (the “Procedures”) in order to ensure that each Adviser votes proxies or gives proxy voting advice that is in the best interests of its clients

Procedures for Voting Proxies

To help make sure that the Advisers vote client proxies in accordance with the Procedures and in the best interests of clients, DMBT has established a Proxy Voting Committee (the “Committee”) which is responsible for overseeing each Adviser’s proxy voting process. The Committee consists of the following persons in DMBT:

(i)	one representative from the legal department;

(ii)	one representative from the compliance department;

(iii)	one representative from the client services department; and

(iv)	two representatives from the portfolio management department.

The person(s) representing each department on the Committee may change from time to time. The Committee will meet as necessary to help DMBT fulfill its duties to vote proxies for clients, but in any event, will meet at least quarterly to discuss various proxy voting issues.

One of the main responsibilities of the Committee is to review and approve the Procedures on a yearly basis. The Procedures are usually reviewed during the first quarter of the calendar year before the beginning of the “proxy voting season” and may also be reviewed at other times of the year, as necessary.

When reviewing the Procedures, the Committee looks to see if the Procedures are designed to allow the Adviser to vote proxies in a manner consistent with the goals of voting in the best interests of clients and maximizing the value of the underlying shares being voted on by the Adviser. The Committee will also review the Procedures to make sure that they comply with any new rules promulgated by the SEC or other relevant regulatory bodies. After the Procedures are approved by the Committee, DMBT will vote proxies or give advice on voting proxies generally in accordance with such Procedures.

In order to facilitate the actual process of voting proxies, DMBT has contracted with Institutional Shareholder Services (“ISS”), a Delaware corporation. Both ISS and the client’s custodian monitor corporate events for DMBT. DMBT gives an authorization and letter of instruction to the client’s custodian who then forwards proxy materials it receives to ISS so that ISS may vote the proxies. On approximately a monthly basis, DMBT will send ISS an updated list of client accounts and security holdings in those accounts, so that ISS can update its database and is aware of which proxies it will need to vote on behalf of DMBT’s clients. If needed, the Committee has access to these records.

DMBT provides ISS with the Procedures to use to analyze proxy statements on behalf of DMBT and its clients, and ISS is instructed to vote those proxy statements in accordance with the Procedures. After receiving the proxy statements, ISS will review the proxy issues and vote them in accordance with DMBT’s Procedures. When the Procedures state that a proxy issue will be decided on a case-by-case basis, ISS will look at the relevant facts and circumstances and research the issue to determine how the proxy should be voted, so that the proxy is voted in the best interests of the client and in accordance with the parameters described in these Procedures generally and specifically with the Proxy Voting Guidelines (the “Guidelines”) below. If the Procedures do not address a particular proxy issue, ISS will similarly look at the relevant facts and circumstances and research the issue to determine how the proxy should be voted, so that the proxy is voted in the best interests of the client and pursuant to the spirit of the Procedures provided by DMBT. After a proxy has been voted, ISS will create a record of the vote in order to help the Advisers comply with their duties listed under “Availability of Proxy Voting Records and Recordkeeping” below. If a client provides DMBT with its own proxy voting guidelines, DMBT will forward the client’s guidelines to ISS who will follow the steps above to vote the client’s proxies pursuant to the client’s guidelines.

The Committee is responsible for overseeing ISS’s proxy voting activities for DMBT’s clients and will attempt to ensure that ISS is voting proxies pursuant to the Procedures. As part of the Committee’s oversight of ISS, the Committee will periodically review ISS’s conflict of interest procedures and any other pertinent procedures or representations from ISS in an attempt to ensure that ISS will make recommendations for voting proxies in an impartial manner and in the best interests of the Adviser’s clients. There may be times when one of the Advisers believes that the best interests of the client will be better served if the Adviser votes a proxy counter to ISS’s recommended vote on that proxy. In those cases, the Committee will generally review the research provided by ISS on the particular issue, and it may also conduct its own research or solicit additional research from another third party on the issue. After gathering this information and possibly discussing the issue with other relevant parties, the Committee will use the information gathered to determine how to vote on the issue in a manner which the Committee believes is consistent with DMBT’s Procedures and in the best interests of the client.

The Advisers will attempt to vote every proxy which they or their agents receive when a client has given the Adviser the authority and direction to vote such proxies. However, there are situations in which the Adviser may not be able to process a proxy. For example, an Adviser may not have sufficient time to process a vote because the Adviser or its agents received a proxy statement in an untimely manner. Use of a third party service, such as ISS, and relationships with multiple custodians help avoid a situation where an Adviser is unable to vote a proxy.

Company Management Recommendations

When determining whether to invest in a particular company, one of the factors the Advisers may consider is the quality and depth of the company’s management. As a result, DMBT believes that recommendations of management on any issue (particularly routine issues) should be given a fair amount of weight in determining how proxy issues should be voted. Thus, on many issues, DMBT’s votes are cast in accordance with the recommendations of the company’s management. However, DMBT will normally vote against management’s position when it runs counter to the Guidelines, and DMBT will also vote against management’s recommendation when such position is not in the best interests of DMBT’s clients.

Conflicts of Interest

As a matter of policy, the Committee and any other officers, directors, employees and affiliated persons of DMBT may not be influenced by outside sources who have interests which conflict with the interests of DMBT’s clients when voting proxies for such clients. However, in order to ensure that DMBT votes proxies in the best interests of the client, DMBT has established various systems described below to properly deal with a material conflict of interest.

Most of the proxies which DMBT receives on behalf of its clients are voted by ISS in accordance with these pre-determined, pre-approved Procedures. As stated above, these Procedures are reviewed and approved by the Committee at least annually normally during the first quarter of the calendar year and at other necessary times. The Procedures are then utilized by ISS going forward to vote client proxies. The Committee approves the Procedures only after it has determined that the Procedures are designed to help DMBT vote proxies in a manner consistent with the goal of voting in the best interests of its clients. Because the majority of client proxies are voted by ISS pursuant to the pre-determined Procedures, it normally will not be necessary for DMBT to make a real-time determination of how to vote a particular proxy, thereby largely eliminating conflicts of interest for DMBT from the proxy voting process.

In the limited instances where DMBT is considering voting a proxy contrary to ISS’s recommendation, the Committee will first assess the issue to see if there is any possible conflict of interest involving DMBT or affiliated persons of DMBT. If there is no perceived conflict of interest, the Committee will then vote the proxy according to the process described in “Procedures for Voting Proxies” above. If at least one member of the Committee has actual knowledge of a conflict of interest, the Committee will normally use another independent third party to do additional research on the particular issue in order to make a recommendation to the Committee on how to vote the proxy in the best interests of the client. The Committee will then review the proxy voting materials and recommendation provided by ISS and the independent third party to determine how to vote the issue in a manner which the Committee believes is consistent with DMBT’s Procedures and in the best interests of the client. In these instances, the Committee must come to a unanimous decision regarding how to vote the proxy or they will be required to vote the proxy in accordance with ISS’s original recommendation. Documentation of the reasons for voting contrary to ISS’s recommendation will generally be retained by DMBT.

Availability of Proxy Voting Information and Record Keeping

Clients of DMBT will be directed to their client service representative to obtain information from DMBT on how their securities were voted. At the beginning of a new relationship with a client, DMBT will provide clients with a concise summary of DMBT’s proxy voting process and will inform clients that they can obtain a copy of the complete Procedures upon request. The information described in the preceding two sentences will be included in Part II of DMBT’s Form ADV which is delivered to each new client prior to the commencement of investment management services. Existing clients will also be provided with the above information.

Company Management Recommendations

When determining whether to invest in a particular company, one of the factors the Advisers may consider is the quality and depth of the company’s management. As a result, DMBT believes that recommendations of management on any issue (particularly routine issues) should be given a fair amount of weight in determining how proxy issues should be voted. Thus, on many issues, DMBT’s votes are cast in accordance with the recommendations of the company’s management. However, DMBT will normally vote against management’s position when it runs counter to the Guidelines, and DMBT will also vote against management’s recommendation when such position is not in the best interests of DMBT’s clients.

Conflicts of Interest

As a matter of policy, the Committee and any other officers, directors, employees and affiliated persons of DMBT may not be influenced by outside sources who have interests which conflict with the interests of DMBT’s clients when voting proxies for such clients. However, in order to ensure that DMBT votes proxies in the best interests of the client, DMBT has established various systems described below to properly deal with a material conflict of interest.

Most of the proxies which DMBT receives on behalf of its clients are voted by ISS in accordance with these pre-determined, pre-approved Procedures. As stated above, these Procedures are reviewed and approved by the Committee at least annually normally during the first quarter of the calendar year and at other necessary times. The Procedures are then utilized by ISS going forward to vote client proxies. The Committee approves the Procedures only after it has determined that the Procedures are designed to help DMBT vote proxies in a manner consistent with the goal of voting in the best interests of its clients. Because the majority of client proxies are voted by ISS pursuant to the pre-determined Procedures, it normally will not be necessary for DMBT to make a real-time determination of how to vote a particular proxy, thereby largely eliminating conflicts of interest for DMBT from the proxy voting process.

In the limited instances where DMBT is considering voting a proxy contrary to ISS’s recommendation, the Committee will first assess the issue to see if there is any possible conflict of interest involving DMBT or affiliated persons of DMBT. If there is no perceived conflict of interest, the Committee will then vote the proxy according to the process described in “Procedures for Voting Proxies” above. If at least one member of the Committee has actual knowledge of a conflict of interest, the Committee will normally use another independent third party to do additional research on the particular issue in order to make a recommendation to the Committee on how to vote the proxy in the best interests of the client. The Committee will then review the proxy voting materials and recommendation provided by ISS and the independent third party to determine how to vote the issue in a manner which the Committee believes is consistent with DMBT’s Procedures and in the best interests of the client. In these instances, the Committee must come to a unanimous decision regarding how to vote the proxy or they will be required to vote the proxy in accordance with ISS’s original recommendation. Documentation of the reasons for voting contrary to ISS’s recommendation will generally be retained by DMBT.

Availability of Proxy Voting Information and Recordkeeping

Clients of DMBT will be directed to their client service representative to obtain information from DMBT on how their securities were voted. At the beginning of a new relationship with a client, DMBT will provide clients with a concise summary of DMBT’s proxy voting process and will inform clients that they can obtain a copy of the complete Procedures upon request. The information described in the preceding two sentences will be included in Part II of DMBT’s Form ADV which is delivered to each new client prior to the commencement of investment management services. Existing clients will also be provided with the above information.

DMBT will also retain extensive records regarding proxy voting on behalf of clients. DMBT will keep records of the following items: (i) the Procedures; (ii) proxy statements received regarding client securities (via hard copies held by ISS or electronic filings from the SEC’s EDGAR filing system); (iii) records of votes cast on behalf of DMBT’s clients (via ISS); (iv) records of a client’s written request for information on how DMBT voted proxies for the client, and any DMBT written response to an oral or written client request for information on how DMBT voted proxies for the client; and (v) any documents prepared by DMBT that were material to making a decision how to vote or that memorialized the basis for that decision. These records will be maintained in an easily accessible place for at least five years from the end of the fiscal year during which the last entry was made on such record. For the first two years, such records will be stored at the offices of DMBT.

Proxy Voting Guidelines

The following Guidelines summarize DMBT’s positions on various issues and give a general indication as to how the Advisers will vote shares on each issue. The Proxy Committee has reviewed the Guidelines and determined that voting proxies pursuant to the Guidelines should be in the best interests of the client and should facilitate the goal of maximizing the value of the client’s investments. Although the Advisers will usually vote proxies in accordance with these Guidelines, the Advisers reserve the right to vote certain issues counter to the Guidelines if, after a thorough review of the matter, the Adviser determines that a client’s best interests would be served by such a vote. Moreover, the list of Guidelines below may not include all potential voting issues. To the extent that the Guidelines do not cover potential voting issues, the Advisers will vote on such issues in a manner that is consistent with the spirit of the Guidelines below and that promotes the best interests of the client. DMBT’s Guidelines are listed immediately below and are organized by votes on proxies for underlying U.S. and non-U.S. portfolio securities and by the types of issues that could potentially be brought up in a proxy statement:

CAMBIAR INVESTORS, LLC

Proxy Voting Policy And Procedures

Objective: The objective of Cambiar Investors, LLC’s proxy voting process is to maximize the long-term investment performance of our clients.

Policy: It is Cambiar’s policy to vote all proxy proposals in accordance with management recommendations except in instances where the effect of particular resolutions could adversely affect shareholder value. In such cases, it is Cambiar’s policy to vote against these proposals.

Procedure: The procedure for processing proxy ballots is as follows:

1.	Custodians are directed to send all proxy material to Egan-Jones Proxy Services whom Cambiar Investors, LLC has retained to act as our voting agent.

2.	The Proxy Administrator reviews the research provided by Egan-Jones for each company meeting and each proposal. If Egan-Jones’ recommendations agree and favor management they are instructed to vote according to management’s recommendations.

3.	If non-routine proposals or proposals considered to have a potential negative investment performance impact are discovered or Egan-Jones recommends a vote against a management recommendation, the Proxy Administrator will review the particular resolutions with the Portfolio Manager responsible for the investment and instruct Egan-Jones to vote per the Portfolio Manager’s recommendations.

Where a material conflict of interest has been identified, Cambiar will notify its clients of said conflict and vote according to Egan-Jones’ recommendations to ensure the best economic interests of its clients are met.

4.	Egan-Jones provides reports and a record of all accounts and companies voted and provides Cambiar Investors, LLC with monthly and/or quarterly reports as required.

5.	The Proxy Administrator reviews at least annually with the Portfolio Managers our proxy voting record.

6.	Copies of this procedure can be obtained free of charge by:

•	calling Cambiar Investors, LLC toll-free at 888-673-9950 or

•	by visiting our web site at http://www.cambiar.com or

•	by writing us at: 2401 E. Second Ave. #400, Denver, CO 80206

6.	By August 31, each year Cambiar’s annual proxy voting record for the previous 12 months ending June 30 may be obtained free of charge by:

•	calling 888-673-9950 or

•	by visiting our web site at http://www.cambiar.com or

•	by writing us at: 2401 E. Second Ave. #400, Denver, CO 80206

U.S. Portfolio Security Voting Issues

1. Operational Items

Adjourn Meeting

Generally vote AGAINST proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

Generally vote FOR proposals that relate specifically to soliciting votes for a merger or transaction if supporting that merger or transaction. Generally vote AGAINST proposals if the wording is too vague or if the proposal includes “other business.“

Amend Quorum Requirements

Generally vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

Amend Minor Bylaws

Generally vote FOR bylaw or charter changes that are of a housekeeping nature (updates or corrections).

Change Company Name

Generally vote FOR proposals to change the corporate name.

Change Date, Time, or Location of Annual Meeting

Generally vote FOR management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable.

Generally vote AGAINST shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

Auditor Indemnification and Limitation of Liability

Consider the issue of auditor indemnification and limitation of liability on a CASE-BY-CASE basis. Factors to be assessed include, but are not limited to:

The terms of the auditor agreement- the degree to which these agreements impact shareholders’ rights;

Motivation and rationale for establishing the agreements;

Quality of disclosure; and

Historical practices in the audit area.

Generally WITHHOLD against members of an audit committee in situations where there is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Auditor Ratification

Generally vote FOR proposals to ratify auditors, unless any of the following apply:

An auditor has a financial interest in or association with the company, and is therefore not independent

Fees for non-audit services are excessive, or

There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position.

Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

Vote CASE-BY-CASE on shareholder proposals asking for audit firm rotation, taking into account the tenure of the audit firm, the length of rotation specified in the proposal, any significant audit-related issues at the company, the number of audit committee meetings held each year, the number of financial experts serving on the committee, and whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price.

Transact Other Business

Generally vote AGAINST proposals to approve other business when it appears as voting item.

Board	of Directors

Voting on Director Nominees in Uncontested Elections

Vote CASE-BY-CASE on director nominees, examining, but not limited to, the following factors:

Composition of the board and key board committees;

Attendance at board and committee meetings;

Corporate governance provisions and takeover activity;

Disclosures under Section 404 of Sarbanes-Oxley Act;

Long-term company performance relative to a market and peer index;

Extent of the director’s investment in the company;

Existence of related party transactions;

Whether the chairman is also serving as CEO;

Whether a retired CEO sits on the board;

Number of outside boards at which a director serves;

Majority vote standard for director elections without a provision to allow for plurality voting when there are more nominees than seats.

Generally WITHHOLD from individual directors who:

Attend less than 75 percent of the board and committee meetings without a valid excuse (such as illness, service to the nation, work on behalf of the company);

Sit on more than six public company boards;

Are CEOs of public companies who sit on the boards of more than two public companies besides their own—withhold only at their outside boards.

Generally WITHHOLD from the entire board of directors (except from new nominees, who should be considered on a CASE-BY-CASE basis) if:

The company’s proxy indicates that not all directors attended 75% of the aggregate of their board and committee meetings, but fails to provide the required disclosure of the names of the directors involved. If this information cannot be obtained, withhold from all incumbent directors;

The company’s poison pill has a dead-hand or modified dead-hand feature. Generally withhold every year until this feature is removed;

The board adopts or renews a poison pill without shareholder approval since the beginning of 2005, does not commit to putting it to shareholder vote within 12 months of adoption, or reneges on a commitment to put the pill to a vote, and has not yet received a withhold recommendation for this issue;

The board failed to act on a shareholder proposal that received approval by a majority of the shares outstanding the previous year;

The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years;

The board failed to act on takeover offers where the majority of the shareholders tendered their shares;

At the previous board election, any director received more than 50 percent withhold votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold rate;

The company is a Russell 3000 company that has underperformed its industry group (GICS group) under certain company performance measurement criteria.

Generally WITHHOLD from inside directors and affiliated outside directors when:

The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;

The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;

The company lacks a formal nominating committee, even if board attests that the independent directors fulfill the functions of such a committee;

The full board is less than majority independent.

Generally WITHHOLD from the members of the Audit Committee if:

The non -audit fees paid to the auditor are excessive;

A material weakness identified in the Section 404 Sarbanes-Oxley Act disclosures rises to a level of serious concern; there are chronic internal control issues and an absence of established effective control mechanisms;

There is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Generally WITHHOLD from the members of the Compensation Committee if:

There is a negative correlation between chief executive pay and company performance;

The company reprices underwater options for stock, cash or other consideration without prior shareholder approval, even if allowed in their equity plan;

The company fails to submit one-time transfers of stock options to a shareholder vote;

The company fails to fulfill the terms of a burn rate commitment they made to shareholders;

The company has backdated options (see details on this subject that follow);

The company has poor compensation practices (see details on this subject that follow). Poor pay practices may warrant withholding votes from the CEO and potentially the entire board as well.

Generally WITHHOLD from directors, individually or the entire board for egregious actions or failure to replace management as appropriate.

Age Limits

Generally vote AGAINST shareholder or management proposals to limit the tenure of outside directors through mandatory retirement ages.

Board Size

Generally vote FOR proposals seeking to fix the board size or designate a range for the board size.

Generally vote AGAINST proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

Classification/Declassification of the Board

Generally vote AGAINST proposals to classify the board.

Generally vote FOR proposals to repeal classified boards and to elect all directors annually.

Cumulative Voting

Generally vote AGAINST proposals to eliminate cumulative voting.

Generally vote FOR proposals to restore or provide for cumulative voting unless the company meets all of the following criteria:

Majority vote standard in director elections, including a carve-out for plurality voting in contested situations;

Annually elected board;

Two-thirds of the board composed of independent directors;

Nominating committee composed solely of independent directors;

Confidential voting; however, there may be a provision for suspending confidential voting during proxy contests;

Ability of shareholders to call special meetings or act by written consent with 90 days’ notice;

Absence of superior voting rights for one or more classes of stock;

Board does not have the right to change the size of the board beyond a stated range that has been approved by shareholders;

The company has not under-performed both its appropriate industry peers and index on both a one-year and three-year total shareholder returns basis, unless there has been a change in the CEO position within the last three years; and

No director received a WITHHOLD vote level of 35% or more of the votes cast in the previous election.

Director and Officer Indemnification and Liability Protection

Proposals on director and officer indemnification and liability protection should be evaluated on a CASE-BY-CASE basis, using de law as the standard.

Generally vote AGAINST proposals to eliminate entirely directors’ and officers’ liability for monetary damages for violating the duty of care.

Generally vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to liability for acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.

Generally Vote AGAINST proposals that would expand the scope of indemnification to provide for mandatory indemnification of company officials in connection with acts that previously the company was permitted to provide indemnification for at the discretion of the company’s board (i.e. “permissive indemnification“) but that previously the company was not required to indemnify.

Generally vote FOR only those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if both of the following apply:

If the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and

If only the director’s legal expenses would be covered.

Establish/Amend Nominee Qualifications

Vote CASE-BY-CASE on proposals that establish or amend director qualifications. Votes should be based on how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.

Generally vote AGAINST shareholder proposals requiring two candidates per board seat.

Filling Vacancies/Removal of Directors

Generally vote AGAINST proposals that provide that directors may be removed only for cause.

Generally vote FOR proposals to restore shareholder ability to remove directors with or without cause.

Generally vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Generally vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

Independent Chair (Separate Chair/CEO)

Generally vote FOR shareholder proposals requiring the position of chair be filled by an independent director unless there are compelling reasons to recommend against the proposal, such as a counterbalancing governance structure. This should generally include all of the following:

Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties. (The role may alternatively reside with a presiding director, vice chairman, or rotating lead director; however the director must serve a minimum of one year in order to qualify as a lead director.) At a minimum these should include:

Presides at all meetings of the board at which the chairman is not present, including executive sessions of the independent directors,

Serves as liaison between the chairman and the independent directors,

Approves information sent to the board,

Approves meeting agendas for the board,

Approves meetings schedules to assure that there is sufficient time for discussion of all agenda items,

Has the authority to call meetings of the independent directors,

If requested by major shareholders, ensures that he is available for consultation and direct communication;

Two-thirds independent board;

All-independent key committees;

Established governance guidelines;

The company should not have underperformed both its appropriate industry peers and index on both a one-year and three-year total shareholder returns basis, unless there has been a change in the Chairman/CEO position within that time;

The company does not have any problematic governance issues.

Majority of Independent Directors/Establishment of Committees

Generally vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS’s definition of independent outsider.

Generally vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

Majority Vote Shareholder Proposals

Generally vote FOR precatory and binding resolutions requesting that the board change the company’s bylaws to stipulate that directors need to be elected with an affirmative majority of votes cast, provided it does not conflict with the state law where the company is incorporated. Binding resolutions need to allow for a carve-out for a plurality vote standard when there are more nominees than board seats.

Companies are strongly encouraged to also adopt a post-election policy (also know as a director resignation policy) that will provide guidelines so that the company will promptly address the situation of a holdover director.

Office of the Board

Generally vote FOR shareholders proposals requesting that the board establish an Office of the Board of Directors in order to facilitate direct communications between shareholders and non-management directors, unless the company has all of the following:

Established a communication structure that goes beyond the exchange requirements to facilitate the exchange of information between shareholders and members of the board;

Effectively disclosed information with respect to this structure to its shareholders;

Company has not ignored majority supported shareholder proposals or a majority withhold vote on a director nominee; and

The company has an independent chairman or a lead/presiding director. This individual must be made available for periodic consultation and direct communication with major shareholders.

Open Access

Generally vote FOR reasonably crafted shareholder proposals providing shareholders with the ability to nominate director candidates to be included on management’s proxy card, provided the proposal substantially mirrors the SEC’s proposed two-trigger formulation (see the proposed “Security Holder Director Nominations” rule (http://www.sec.gov/rules/proposed/34-48626.htm).

Stock Ownership Requirements

Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While stock ownership on the part of directors is desired, the company should determine the appropriate ownership requirement.

Vote CASE-BY-CASE on shareholder proposals asking that the company adopt a holding or retention period for its executives (for holding stock after the vesting or exercise of equity awards), taking into account any stock ownership requirements or holding period/retention ratio already in place and the actual ownership level of executives.

Term Limits

Generally vote AGAINST shareholder or management proposals to limit the tenure of outside directors through term limits. However, scrutinize boards where the average tenure of all directors exceeds 15 years for independence from management and for sufficient turnover to ensure that new perspectives are being added to the board.

Proxy	Contests

Voting for Director Nominees in Contested Elections

Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:

Long-term financial performance of the target company relative to its industry;

Management’s track record;

Background to the proxy contest;

Qualifications of director nominees (both slates);

Strategic plan of dissident slate and quality of critique against management;

Likelihood that the proposed goals and objectives can be achieved (both slates);

Stock ownership positions.

Reimbursing Proxy Solicitation Expenses

Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, generally vote FOR the reimbursement of all appropriate proxy solicitation expenses associated with the election.

Confidential Voting

Generally vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

Generally vote FOR management proposals to adopt confidential voting.

Antitakeover	Defenses and Voting Related Issues

Advance Notice Requirements for Shareholder Proposals/Nominations

Vote CASE-BY-CASE on advance notice proposals, supporting those proposals which allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.

Amend Bylaws without Shareholder Consent

Generally vote AGAINST proposals giving the board exclusive authority to amend the bylaws.

Generally vote FOR proposals giving the board the ability to amend the bylaws in addition to shareholders.

Poison Pills

Generally vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it UNLESS the company has: (1) A shareholder approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:

Shareholders have approved the adoption of the plan; or

The board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay in adoption that would result from seeking stockholder approval (i.e. the “fiduciary out” provision). A poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within twelve months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

Generally vote FOR shareholder proposals calling for poison pills to be put to a vote within a time period of less than one year after adoption. If the company has no non-shareholder approved poison pill in place and has adopted a policy with the provisions outlined above, generally vote AGAINST the proposal. If these conditions are not met, generally vote FOR the proposal, but with the caveat that a vote within twelve months would be considered sufficient.

Vote CASE-by-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should generally contain the following attributes:

No lower than a 20% trigger, flip-in or flip-over;

A term of no more than three years;

No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;

Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, ten percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

Shareholder Ability to Act by Written Consent

Generally vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

Generally vote FOR proposals to allow or make easier shareholder action by written consent.

Shareholder Ability to Call Special Meetings

Generally vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

Generally vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

Supermajority Vote Requirements

Generally vote AGAINST proposals to require a supermajority shareholder vote.

Generally vote FOR proposals to lower supermajority vote requirements.

5. Mergers and Corporate Restructurings

Overall Approach

For mergers and acquisitions, review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors generally including:

Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.

Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.

Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

Negotiations and process - Were the terms of the transaction negotiated at arm’s-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation “wins“ can also signify the deal makers’ competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the “ISS Transaction Summary“ section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

Appraisal Rights

Generally vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

Asset Purchases

Vote CASE-BY-CASE on asset purchase proposals, considering the following factors:

Purchase price

Fairness opinion

Financial and strategic benefits

How the deal was negotiated

Conflicts of interest

Other alternatives for the business

Noncompletion risk.

Asset Sales

Votes on asset sales should be determined on a CASE-BY-CASE basis, considering the following factors:

Impact on the balance sheet/working capital

Potential elimination of diseconomies

Anticipated financial and operating benefits

Anticipated use of funds

Value received for the asset

Fairness opinion

How the deal was negotiated

Conflicts of interest.

Bundled Proposals

Review on a CASE-BY-CASE basis bundled or “conditional” proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders’ best interests, generally vote AGAINST the proposals. If the combined effect is positive, generally support such proposals.

Conversion of Securities

Votes on proposals regarding conversion of securities are determined on a CASE-BY-CASE basis. When evaluating these proposals the investor should review the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.

Generally vote FOR the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

Corporate Reorganization/Debt Restructuring/Prepackaged Bankruptcy Plans/Reverse Leveraged Buyouts/Wrap Plans

Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a CASE-BY-CASE basis, taking into consideration the following:

Dilution to existing shareholders’ position

Terms of the offer

Financial issues

Managements’ efforts to pursue other alternatives

Control issues

Conflicts of interest.

Generally vote FOR the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

Formation of Holding Company

Votes on proposals regarding the formation of a holding company should be determined on a CASE-BY-CASE basis, taking into consideration the following:

The reasons for the change

Any financial or tax benefits

Regulatory benefits

Increases in capital structure

Changes to the articles of incorporation or bylaws of the company.

Absent compelling financial reasons to recommend the transaction, generally vote AGAINST the formation of a holding company if the transaction would include either of the following:

Increases in common or preferred stock in excess of the allowable maximum as calculated by the ISS Capital Structure model

Adverse changes in shareholder rights

Going Private Transactions (LBOs, Minority Squeezeouts and GoingDark)

Vote going private transactions on a CASE-BY-CASE basis, taking into account the following: offer price/premium, fairness opinion, how the deal was negotiated, conflicts of interest, other alternatives/offers considered, and noncompletion risk.

Vote CASE-BY-CASE on “going dark” transactions, determining whether the transaction enhances shareholder value by taking into consideration:

Whether the company has attained benefits from being publicly-traded (examination of trading volume, liquidity, and market research of the stock);

Cash-out value;

Whether the interests of continuing and cashed-out shareholders are balanced; and

The market reaction to public announcement of transaction.

Joint Ventures

Votes CASE-BY-CASE on proposals to form joint ventures, taking into account the following: percentage of assets/business contributed, percentage ownership, financial and strategic benefits, governance structure, conflicts of interest, other alternatives, and noncompletion risk.

Liquidations

Votes on liquidations should be made on a CASE-BY-CASE basis after reviewing management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

Generally vote FOR the liquidation if the company will file for bankruptcy if the proposal is not approved.

Mergers and Acquisitions/ Issuance of Shares to Facilitate Merger or Acquisition

Votes on mergers and acquisitions should be considered on a CASE-BY-CASE basis, determining whether the transaction enhances shareholder value by giving consideration to items listed under “Mergers and Corporate Restructurings: Overall Approach”.

Private Placements/Warrants/Convertible Debentures

Votes on proposals regarding private placements should be determined on a CASE-BY-CASE basis, taking into consideration: dilution to existing shareholders’ position, terms of the offer, financial issues, management’s efforts to pursue other alternatives, control issues, and conflicts of interest.

Generally vote FOR the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

Spinoffs

Votes on spinoffs should be considered on a CASE-BY-CASE basis considering:

Tax and regulatory advantages

Planned use of the sale proceeds

Valuation of spinoff

Fairness opinion

Benefits to the parent company

Conflicts of interest

Managerial incentives

Corporate governance changes

Changes in the capital structure.

Value Maximization Proposals

Vote CASE-BY-CASE on shareholder proposals seeking to maximize shareholder value by hiring a financial advisor to explore strategic alternatives, selling the company or liquidating the company and distributing the proceeds to shareholders. These proposals should be evaluated based on the following factors: prolonged poor performance with no turnaround in sight, signs of entrenched board and management, strategic plan in place for improving value, likelihood of receiving reasonable value in a sale or dissolution, and whether company is actively exploring its strategic options, including retaining a financial advisor.

6. State of Incorporation

Control Share Acquisition Provisions

Generally vote FOR proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

Generally vote AGAINST proposals to amend the charter to include control share acquisition provisions.

Generally vote FOR proposals to restore voting rights to the control shares.

Control Share Cashout Provisions

Generally vote FOR proposals to opt out of control share cashout statutes.

Disgorgement Provisions

Generally vote FOR proposals to opt out of state disgorgement provisions.

Fair Price Provisions

Vote proposals to adopt fair price provisions on a CASE-BY-CASE basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

Generally vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

Freezeout Provisions

Generally vote FOR proposals to opt out of state freezeout provisions.

Greenmail

Generally vote FOR proposals to adopt antigreenmail charter of bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

Vote on a CASE-BY-CASE basis antigreenmail proposals when they are bundled with other charter or bylaw amendments.

Reincorporation Proposals

Proposals to change a company’s state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, comparative economic benefits, and a comparison of the jurisdictional laws.

Generally vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

Stakeholder Provisions

Generally vote AGAINST proposals that ask the board to consider nonshareholder constituencies or other nonfinancial effects when evaluating a merger or business combination.

State Antitakeover Statutes

Vote on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).

Capital	Structure

Adjustments to Par Value of Common Stock

Generally vote FOR management proposals to reduce the par value of common stock.

Common Stock Authorization

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.

Generally vote FOR proposals to approve increases beyond the allowable increase when a company’s shares are in danger of being delisted or if a company’s ability to continue to operate as a going concern is uncertain.

In addition, for capital requests less than or equal to 300 percent of the current authorized shares that marginally fail the calculated allowable cap (i.e., exceed the allowable cap by no more than 5 percent), on a CASE-BY-CASE basis, generally vote FOR the increase based on the company’s performance and whether the company’s ongoing use of shares has shown prudence. Factors should include, at a minimum, the following:

Rationale;

Good performance with respect to peers and index on a five-year total shareholder return basis;

Absence of non-shareholder approved poison pill;

Reasonable equity compensation burn rate;

No non-shareholder approved pay plans; and

Absence of egregious equity compensation practices.

Dual-class Stock

Generally vote AGAINST proposals to create a new class of common stock with superior voting rights.

Generally vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

Generally vote FOR proposals to create a new class of nonvoting or subvoting common stock if:

It is intended for financing purposes with minimal or no dilution to current shareholders

It is not designed to preserve the voting power of an insider or significant shareholder

Issue Stock for Use with Rights Plan

Generally vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder approved shareholder rights plan (poison pill).

Preemptive Rights

Review on a CASE-BY-CASE basis shareholder proposals that seek preemptive rights. In evaluating proposals on preemptive rights, consider the size of a company, the characteristics of its shareholder base, and the liquidity of the stock.

Preferred Stock

Generally vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check“ preferred stock).

Generally vote FOR proposals to create “declawed“ blank check preferred stock (stock that cannot be used as a takeover defense).

Generally vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

Generally vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company’s industry and performance in terms of shareholder returns.

Recapitalization

Votes CASE-BY-CASE on recapitalizations (reclassifications of securities), taking into account the following: more simplified capital structure, enhanced liquidity, fairness of conversion terms, impact on voting power and dividends, reasons for the reclassification, conflicts of interest, and other alternatives considered.

Reverse Stock Splits

Generally vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.

Generally vote FOR management proposals to implement a reverse stock split to avoid delisting.

Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a CASE-BY-CASE basis using a model developed by ISS.

Share Repurchase Programs

Generally vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

Stock Distributions: Splits and Dividends

Generally vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance as determined using a model developed by ISS.

Tracking Stock

Votes on the creation of tracking stock are determined on a CASE-BY-CASE basis, weighing the strategic value of the transaction against such factors as: adverse governance changes, excessive increases in authorized capital stock, unfair method of distribution, diminution of voting rights, adverse conversion features, negative impact on stock option plans, and other alternatives such as spinoff.

8. Executive and Director Compensation

Equity Compensation Plans

Vote CASE-BY-CASE on equity-based compensation plans. Generally vote AGAINST the equity plan if any of the following factors apply:

The total cost of the company’s equity plans is unreasonable;

The plan expressly permits the repricing of stock options without prior shareholder approval;

There is a disconnect between CEO pay and the company’s performance;

The company’s three year burn rate exceeds the greater of 2% and the mean plus 1 standard deviation of its industry group; or

The plan is a vehicle for poor pay practices.

Each of these factors is further described below:

Cost of Equity Plans

Generally vote AGAINST equity plans if the cost is unreasonable. For non-employee director plans, generally vote FOR the plan if certain factors are met (see Director Compensation section).

Repricing Provisions

Generally vote AGAINST plans that expressly permit the repricing of underwater stock options without shareholder approval, even if the cost of the plan is reasonable. Also, generally WITHHOLD from members of the Compensation Committee who approved and/or implemented an option exchange program by repricing and buying out underwater options for stock, cash or other consideration or canceling underwater options and regranting options with a lower exercise price without prior shareholder approval, even if such repricings are allowed in their equity plan.

Generally vote AGAINST plans if the company has a history of repricing options without shareholder approval, and the applicable listing standards would not preclude them from doing so.

Pay-for Performance Disconnect

Generally vote AGAINST plans in which:

there is a disconnect between the CEO’s pay and company performance (an increase in pay and a decrease in performance);

the main source of the pay increase (over half) is equity-based, and the CEO is a participant of the equity proposal.

Generally WITHHOLD votes from the Compensation Committee members when the company has a pay for performance disconnect.

On a CASE-BY-CASE basis, generally vote for equity plans and for compensation committee members with a pay-for-performance disconnect if compensation committee members can present strong and compelling evidence of improved committee performance. This evidence must go beyond the usual compensation committee report disclosure. This additional evidence necessary generally includes all of the following:

The compensation committee has reviewed all components of the CEO’s compensation, including the following:

Base salary, bonus, long-term incentives;

Accumulative realized and unrealized stock option and restricted stock gains;

Dollar value of perquisites and other personal benefits to the CEO and the total cost to the company;

Earnings and accumulated payment obligations under the company’s nonqualified deferred compensation program;

Actual projected payment obligations under the company’s supplemental executive retirement plan (SERPs).

The compensation committee is committed to providing additional information on the named executives’ annual cash bonus program and/or long-term incentive cash plan for the current fiscal year. The compensation committee will provide full disclosure of the qualitative and quantitative performance criteria and hurdle rates used to determine the payouts of the cash program. From this disclosure, shareholders will know the minimum level of performance required for any cash bonus to be delivered, as well as the maximum cash bonus payable for superior performance.

The repetition of the compensation committee report does not meet ISS’ requirement of compelling and strong evidence of improved disclosure. The level of transparency and disclosure is at the highest level where shareholders can understand the mechanics of the annual cash bonus and/or long-term incentive cash plan based on the additional disclosure.

The compensation committee is committed to granting a substantial portion of performance-based equity awards to the named executive officers. A substantial portion of performance-based awards would be at least 50 percent of the shares awarded to each of the named executive officers. Performance-based equity awards are earned or paid out based on the achievement of company performance targets. The company will disclose the details of the performance criteria (e.g., return on equity) and the hurdle rates (e.g., 15 percent) associated with the performance targets. From this disclosure, shareholders will know the minimum level of performance required for any equity grants to be made. The performance-based equity awards do not refer to non-qualified stock options1 or performance-accelerated grants.2 Instead, performance-based equity awards are performance-contingent grants where the individual will not receive the equity grant by not meeting the target performance and vice versa.

The level of transparency and disclosure is at the highest level where shareholders can understand the mechanics of the performance-based equity awards based on the additional disclosure.

The compensation committee has the sole authority to hire and fire outside compensation consultants. The role of the outside compensation consultant is to assist the compensation committee to analyze executive pay packages or contracts and understand the company’s financial measures.

Three-Year Burn Rate/Burn Rate Commitment

Generally vote AGAINST plans if the company’s most recent three-year burn rate exceeds one standard deviation in excess of the industry mean and is over two percent of common shares outstanding. The three-year burn rate policy does not apply to non-employee director plans unless outside directors receive a significant portion of shares each year.

However, generally vote FOR equity plans if the company fails this burn rate test but the company commits in a public filing to a three-year average burn rate equal to its GICS group burn rate mean plus one standard deviation (or 2%, whichever is greater), assuming all other conditions for voting FOR the plan have been met.

If a company fails to fulfill its burn rate commitment, generally vote to WITHHOLD from the compensation committee.

Poor Pay Practices

Generally vote AGAINST equity plans if the plan is a vehicle for poor compensation practices.

Generally WITHHOLD from compensation committee members, CEO, and potentially the entire board, if the company has poor compensation practices. The following practices, while not exhaustive, are examples of poor compensation practices that may warrant withholding votes:

Egregious employment contracts (e.g., those containing multi-year guarantees for bonuses and grants);

Excessive perks that dominate compensation (e.g., tax gross-ups for personal use of corporate aircraft);

Huge bonus payouts without justifiable performance linkage or proper disclosure;

Performance metrics that are changed (e.g., canceled or replaced during the performance period without adequate explanation of the action and the link to performance);

1	Non-qualified stock options are not performance-based awards unless the grant or the vesting of the stock options is tied to the achievement of a pre-determined and disclosed performance measure. A rising stock market will generally increase share prices of all companies, despite of the company’s underlying performance.

2	Performance-accelerated grants are awards that vest earlier based on the achievement of a specified measure. However, these grants will ultimately vest over time even without the attainment of the goal(s).

Egregious pension/SERP (supplemental executive retirement plan) payouts (e.g., the inclusion of additional years of service not worked or inclusion of performance-based equity awards in the pension calculation);

New CEO awarded an overly generous new hire package (e.g., including excessive “make whole” provisions or any of the poor pay practices listed in this policy);

Excessive severance provisions (e.g., including excessive change in control payments);

Change in control payouts without loss of job or substantial diminution of job duties;

Internal pay disparity;

Options backdating (covered in a separate policy); and

Other excessive compensation payouts or poor pay practices at the company.

401(k) Employee Benefit Plans

Generally vote FOR proposals to implement a 401(k) savings plan for employees.

Director Compensation

Vote CASE-BY-CASE on compensation plans for non-employee directors, based on the cost of the plans against the company’s allowable cap.

On occasion, director stock plans that set aside a relatively small number of shares when combined with employee or executive stock compensation plans exceed the allowable cap. Generally vote for the plan if ALL of the following qualitative factors in the board’s compensation are met and disclosed in the proxy statement:

Director stock ownership guidelines with a minimum of three times the annual cash retainer.

Vesting schedule or mandatory holding/deferral period:

A minimum vesting of three years for stock options or restricted stock; or

Deferred stock payable at the end of a three-year deferral period.

Mix between cash and equity:

A balanced mix of cash and equity, for example 40% cash/60% equity or 50% cash/50% equity; or

If the mix is heavier on the equity component, the vesting schedule or deferral period should be more stringent, with the lesser of five years or the term of directorship.

No retirement/benefits and perquisites provided to non-employee directors; and

Detailed disclosure provided on cash and equity compensation delivered to each non-employee director for the most recent fiscal year in a table. The column headers for the table may include the following: name of each non-employee director, annual retainer, board meeting fees, committee retainer, committee-meeting fees, and equity grants.

Director Retirement Plans

Generally vote AGAINST retirement plans for non-employee directors.

Generally vote FOR shareholder proposals to eliminate retirement plans for non-employee directors.

Employee Stock Ownership Plans (ESOPs)

Generally vote FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares).

Employee Stock Purchase Plans—Qualified Plans

Vote CASE-BY-CASE on qualified employee stock purchase plans. Generally vote FOR employee stock purchase plans where all of the following apply:

Purchase price is at least 85 percent of fair market value;

Offering period is 27 months or less; and

The number of shares allocated to the plan is ten percent or less of the outstanding shares.

Generally vote AGAINST qualified employee stock purchase plans where any of the following apply:

Purchase price is less than 85 percent of fair market value; or

Offering period is greater than 27 months; or

The number of shares allocated to the plan is more than ten percent of the outstanding shares.

Employee Stock Purchase Plans—Non-Qualified Plans

Vote CASE-by-CASE on nonqualified employee stock purchase plans. Generally vote FOR nonqualified employee stock purchase plans with all the following features:

Broad-based participation (i.e., all employees of the company with the exclusion of individuals with 5 percent or more of beneficial ownership of the company);

Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary;

Company matching contribution up to 25 percent of employee’s contribution, which is effectively a discount of 20 percent from market value;

No discount on the stock price on the date of purchase since there is a company matching contribution.

Generally vote AGAINST nonqualified employee stock purchase plans when any of the plan features do not meet the above criteria. If the company matching contribution exceeds 25 percent of employee’s contribution, evaluate the cost of the plan against its allowable cap.

Incentive Bonus Plans and Tax Deductibility Proposals (OBRA-Related Compensation Proposals)

Generally vote FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m).

Generally vote FOR proposals to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate.

Vote CASE-BY-CASE on amendments to existing plans to increase shares reserved and to qualify for favorable tax treatment under the provisions of Section 162(m) as long as the plan does not exceed the allowable cap and the plan does not violate any of the supplemental policies.

Generally vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.

Options Backdating

In cases where a company has practiced options backdating, WITHHOLD on a CASE-BY-CASE basis from the members of the compensation committee, depending on the severity of the practices and the subsequent corrective actions on the part of the board. Generally WITHHOLD from the compensation committee members who oversaw the questionable options grant practices or from current compensation committee members who fail to respond to the issue proactively, depending on several factors, including, but not limited to:

Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;

Length of time of options backdating;

Size of restatement due to options backdating;

Corrective actions taken by the board or compensation committee, such as canceling or repricing backdated options, or recoupment of option gains on backdated grants;

Adoption of a grant policy that prohibits backdating, and creation of a fixed grant schedule or window period for equity grants going forward.

Option Exchange Programs/Repricing Options

Vote CASE-by-CASE on management proposals seeking approval to exchange/reprice options taking into consideration:

Historic trading patterns—the stock price should not be so volatile that the options are likely to be back “in-the-money” over the near term;

Rationale for the re-pricing—was the stock price decline beyond management’s control?

Is this a value-for-value exchange?

Are surrendered stock options added back to the plan reserve?

Option vesting—does the new option vest immediately or is there a black-out period?

Term of the option—the term should remain the same as that of the replaced option;

Exercise price—should be set at fair market or a premium to market;

Participants—executive officers and directors should be excluded.

If the surrendered options are added back to the equity plans for re-issuance, then also take into consideration the company’s three-year average burn rate. In addition to the above considerations, evaluate the intent, rationale, and timing of the repricing proposal.

Generally vote FOR shareholder proposals to put option repricings to a shareholder vote.

Stock Plans in Lieu of Cash

Vote CASE-by-CASE on plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock.

Generally vote FOR non-employee director only equity plans which provide a dollar-for-dollar cash for stock exchange.

Vote CASE-by-CASE on plans which do not provide a dollar-for-dollar cash for stock exchange. In cases where the exchange is not dollar-for-dollar, the request for new or additional shares for such equity program will be considered using the binomial option pricing model. In an effort to capture the total cost of total compensation, ISS will not make any adjustments to carve out the in-lieu-of cash compensation.

Transfer Programs of Stock Options

One-time Transfers: generally WITHHOLD votes from compensation committee members if they fail to submit one-time transfers for to shareholders for approval.

Vote CASE-BY-CASE on one-time transfers. Generally vote FOR if:

Executive officers and non-employee directors are excluded from participating;

Stock options are purchased by third-party financial institutions at a discount to their fair value using option pricing models such as Black-Scholes or a Binomial Option Valuation or other appropriate financial models;

There is a two-year minimum holding period for sale proceeds (cash or stock) for all participants.

Additionally, management should provide a clear explanation of why options are being transferred and whether the events leading up to the decline in stock price were beyond management’s control. A review of the company’s historic stock price volatility should indicate if the options are likely to be back “in-the-money” over the near term.

Advisory Vote on Executive Compensation (Say-on-Pay)

Generally vote FOR shareholder proposals that call for non-binding shareholder ratification of the compensation of the named Executive Officers and the accompanying narrative disclosure of material factors provided to understand the Summary Compensation Table.

Compensation Consultants—Disclosure of Board or Company’s Utilization

Generally vote FOR shareholder proposals seeking disclosure regarding the Company, Board, or Board committee’s use of compensation consultants, such as company name, business relationship(s) and fees paid.

Disclosure/Setting Levels or Types of Compensation for Executives and Directors

Generally vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders’ needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.

Generally vote AGAINST shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.

Generally vote AGAINST shareholder proposals requiring director fees be paid in stock only.

Vote CASE-BY-CASE on all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

Option Repricing

Generally vote FOR shareholder proposals to put option repricings to a shareholder vote.

Pay for Superior Performance

Generally vote FOR shareholder proposals based on a case-by-case analysis that requests the board establish a pay-for-superior performance standard in the company’s executive compensation plan for senior executives. The proposals call for:

the annual incentive component of the plan should utilize financial performance criteria that can be benchmarked against peer group performance, and provide that no annual bonus be awarded based on financial performance criteria unless the company exceeds the median or mean performance of a disclosed group of peer companies on the selected financial criteria;

the long-term equity compensation component of the plan should utilize financial and/or stock price performance criteria that can be benchmarked against peer group performance, and any options, restricted shares, or other equity compensation used should be structured so that compensation is received only when company performance exceeds the median or mean performance of the peer group companies on the selected financial and stock price performance criteria; and

the plan disclosure should allow shareholders to monitor the correlation between pay and performance.

Generally consider the following factors in evaluating this proposal:

What aspects of the company’s annual and long -term equity incentive programs are performance driven?

If the annual and long-term equity incentive programs are performance driven, are the performance criteria and hurdle rates disclosed to shareholders or are they benchmarked against a disclosed peer group?

Can shareholders assess the correlation between pay and performance based on the current disclosure?

What type of industry and stage of business cycle does the company belong to?

Pension Plan Income Accounting

Generally vote FOR shareholder proposals to exclude pension plan income in the calculation of earnings used in determining executive bonuses/compensation.

Performance-Based Awards

Vote CASE-BY-CASE on shareholder proposal requesting that a significant amount of future long-term incentive compensation awarded to senior executives shall be performance-based and requesting that the board adopt and disclose challenging performance metrics to shareholders, based on the following analytical steps:

First, generally vote FOR shareholder proposals advocating the use of performance-based equity awards, such as performance contingent options or restricted stock, indexed options or premium-priced options, unless the proposal is overly restrictive or if the company has demonstrated that it is using a “substantial” portion of performance-based awards for its top executives. Standard stock options and performance-accelerated awards do not meet the criteria to be considered as performance-based awards. Further, premium-priced options should have a premium of at least 25 percent and higher to be considered performance-based awards.

Second, assess the rigor of the company’s performance-based equity program. If the bar set for the performance-based program is too low based on the company’s historical or peer group comparison, generally vote FOR the proposal. Furthermore, if target performance results in an above target payout, generally vote FOR the shareholder proposal due to program’s poor design. If the company does not disclose the performance metric of the performance-based equity program, generally vote FOR the shareholder proposal regardless of the outcome of the first step to the test.

Generally vote FOR the shareholder proposal if the company does not meet both of the above two steps.

Severance Agreements for Executives/Golden Parachutes

Generally vote FOR shareholder proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.

Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes. An acceptable parachute should include, but is not limited to, the following:

The triggering mechanism should be beyond the control of management;

The amount should not exceed three times base amount (defined as the average annual taxable W-2 compensation during the five years prior to the year in which the change of control occurs;

Change-in-control payments should be double-triggered, i.e., (1) after a change in control has taken place, and (2) termination of the executive as a result of the change in control. Change in control is defined as a change in the company ownership structure.

Supplemental Executive Retirement Plans (SERPs)

Generally vote FOR shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

Generally vote FOR shareholder proposals requesting to limit the executive benefits provided under the company’s supplemental executive retirement plan (SERP) by limiting covered compensation to a senior executive’s annual salary and excluding of all incentive or bonus pay from the plan’s definition of covered compensation used to establish such benefits.

9. Corporate Responsibility

Consumer Issues and Public Safety

Animal Rights

Generally vote AGAINST proposals to phase out the use of animals in product testing unless:

The company is conducting animal testing programs that are unnecessary or not required by regulation;

The company is conducting animal testing when suitable alternatives are accepted and used at peer firms;

The company has been the subject of recent, significant controversy related to its testing programs.

Generally vote FOR proposals seeking a report on the company’s animal welfare standards unless:

The company has already published a set of animal welfare standards and monitors compliance

The company’s standards are comparable to or better than those of peer firms, and

There are no serious controversies surrounding the company’s treatment of animals

Generally vote AGAINST proposals requesting that companies implement specific price restraints on pharmaceutical products unless the company fails to adhere to legislative guidelines or industry norms in its product pricing.

Vote CASE-BY-CASE on proposals requesting that the company evaluate their product pricing considering:

The existing level of disclosure on pricing policies;

Deviation from established industry pricing norms;

The company’s existing initiatives to provide its products to needy consumers;

Whether the proposal focuses on specific products or geographic regions.

Genetically Modified Foods

Generally vote AGAINST proposals asking companies to voluntarily label genetically engineered (GE) ingredients in their products or alternatively to provide interim labeling and eventually eliminate GE ingredients due to the costs and feasibility of labeling and/or phasing out the use of GE ingredients.

Vote CASE-BY-CASE on proposals asking for a report on the feasibility of labeling products containing GE ingredients taking into account:

The relevance of the proposal in terms of the company’s business and the proportion of it affected by the resolution

The quality of the company’s disclosure on GE product labeling and related voluntary initiatives and how this disclosure compares with peer company disclosure

Company’s current disclosure on the feasibility of GE product labeling, including information on the related costs

Any voluntary labeling initiatives undertaken or considered by the company.

Vote CASE-BY-CASE on proposals asking for the preparation of a report on the financial, legal, and environmental impact of continued use of GE ingredients/seeds. Evaluate the following:

The relevance of the proposal in terms of the company’s business and the proportion of it affected by the resolution

The quality of the company’s disclosure on risks related to GE product use and how this disclosure compares with peer company disclosure

The percentage of revenue derived from international operations, particularly in Europe, where GE products are more regulated and consumer backlash is more pronounced.

Generally vote AGAINST proposals seeking a report on the health and environmental effects of genetically modified organisms (GMOs). Health studies of this sort are better undertaken by regulators and the scientific community.

Generally vote AGAINST proposals to completely phase out GE ingredients from the company’s products or proposals asking for reports outlining the steps necessary to eliminate GE ingredients from the company’s products. Such resolutions presuppose that there are proven health risks to GE ingredients (an issue better left to federal regulators) that outweigh the economic benefits derived from biotechnology.

Handguns

Generally vote AGAINST requests for reports on a company’s policies aimed at curtailing gun violence in the United States unless the report is confined to product safety information. Criminal misuse of firearms is beyond company control and instead falls within the purview of law enforcement agencies.

HIV/AIDS

Vote CASE-BY-CASE on requests for reports outlining the impact of the health pandemic (HIV/AIDS, malaria and tuberculosis) on the company’s Sub-Saharan operations and how the company is responding to it, taking into account:

The nature and size of the company’s operations in Sub-Saharan Africa and the number of local employees

The company’s existing healthcare policies, including benefits and healthcare access for local workers

Company donations to healthcare providers operating in the region

Generally vote against proposals asking companies to establish, implement, and report on a standard of response to the HIV/AIDS, TB and malaria health pandemic in Africa and other developing countries, unless the company has significant operations in these markets and has failed to adopt policies and/or procedures to address these issues comparable to those of industry peers

Predatory Lending

Vote CASE-BY CASE on requests for reports on the company’s procedures for preventing predatory lending, including the establishment of a board committee for oversight, taking into account:

Whether the company has adequately disclosed mechanisms in place to prevent abusive lending practices

Whether the company has adequately disclosed the financial risks of its subprime business

Whether the company has been subject to violations of lending laws or serious lending controversies

Peer companies’ policies to prevent abusive lending practices.

Tobacco

Most tobacco-related proposals should be evaluated on a CASE-BY-CASE basis, taking into account the following factors:

Second-hand smoke:

Whether the company complies with all local ordinances and regulations

The degree that voluntary restrictions beyond those mandated by law might hurt the company’s competitiveness

The risk of any health-related liabilities.

Advertising to youth:

Whether the company complies with federal, state, and local laws on the marketing of tobacco or if it has been fined for violations

Whether the company has gone as far as peers in restricting advertising

Whether the company entered into the Master Settlement Agreement, which restricts marketing of tobacco to youth

Whether restrictions on marketing to youth extend to foreign countries

Cease production of tobacco-related products or avoid selling products to tobacco companies:

The percentage of the company’s business affected

The economic loss of eliminating the business versus any potential tobacco-related liabilities.

Spinoff tobacco-related businesses:

The percentage of the company’s business affected

The feasibility of a spinoff

Potential future liabilities related to the company’s tobacco business.

Stronger product warnings:

Generally vote AGAINST proposals seeking stronger product warnings. Such decisions are better left to public health authorities.

Investment in tobacco stocks:

Generally vote AGAINST proposals prohibiting investment in tobacco equities. Such decisions are better left to portfolio managers.

Toxic Chemicals

Generally vote FOR resolutions requesting that a company discloses its policies related to toxic chemicals.

Vote CASE-BY-CASE on resolutions requesting that companies evaluate and disclose the potential financial and legal risks associated with utilizing certain chemicals, considering:

Current regulations in the markets in which the company operates;

Recent significant controversy, litigation, or fines stemming from toxic chemicals or ingredients at the company; and

The current level of disclosure on this topic.

Generally vote AGAINST resolutions requiring that a company reformulate its products within a certain timeframe unless such actions are required by law in specific markets.

Environment and Energy

Arctic National Wildlife Refuge

Generally vote AGAINST request for reports outlining potential environmental damage from drilling in the Arctic National Wildlife Refuge (ANWR), unless:

New legislation is adopted allowing development and drilling in the ANWR region;

The company intends to pursue operations in the ANWR; and

The company does not currently disclose an environmental risk report for their operations in the ANWR.

CERES Principles

Vote CASE-BY-CASE on proposals to adopt the CERES Principles, taking into account:

The company’s current environmental disclosure beyond legal requirements, including environmental health and safety (EHS) audits and reports that may duplicate CERES

The company’s environmental performance record, including violations of federal and state regulations, level of toxic emissions, and accidental spills

Environmentally conscious practices of peer companies, including endorsement of CERES

Costs of membership and implementation.

Climate Change

Generally vote FOR resolutions requesting that a company disclose information on the impact of climate change on the company’s operations unless:

The company already provides current, publicly-available information on the perceived impact that climate change may have on the company as well as associated policies and procedures to address such risks and/or opportunities;

The company’s level of disclosure is comparable to or better than information provided by industry peers; and

There are no significant fines, penalties, or litigation associated with the company’s environmental performance.

Concentrated Area Feeding Operations (CAFOs)

Generally vote FOR resolutions requesting that companies report to shareholders on the risks and liabilities associated with CAFOs unless:

The company has publicly disclosed guidelines for its corporate and contract farming operations, including compliance monitoring; or

The company does not directly source from CAFOs.

Environmental-Economic Risk Report

Vote CASE-BY-CASE on proposals requesting an economic risk assessment of environmental performance considering:

The feasibility of financially quantifying environmental risk factors,

The company’s compliance with applicable legislation and/or regulations regarding environmental performance,

The costs associated with implementing improved standards,

The potential costs associated with remediation resulting from poor environmental performance, and

The current level of disclosure on environmental policies and initiatives.

Environmental Reports

Generally vote FOR requests for reports disclosing the company’s environmental policies unless it already has well-documented environmental management systems that are available to the public.

Global Warming

Generally vote FOR proposals requesting a report on greenhouse gas emissions from company operations and/or products unless this information is already publicly disclosed or such factors are not integral to the company’s line of business.

Generally vote AGAINST proposals that call for reduction in greenhouse gas emissions by specified amounts or within a restrictive time frame unless the company lags industry standards and has been the subject of recent, significant fines or litigation resulting from greenhouse gas emissions.

Kyoto Protocol Compliance

Generally vote FOR resolutions requesting that companies outline their preparations to comply with standards established by Kyoto Protocol signatory markets unless:

The company does not maintain operations in Kyoto signatory markets;

The company already evaluates and substantially discloses such information; or,

Greenhouse gas emissions do not significantly impact the company’s core businesses.

Land Use

Generally vote AGAINST resolutions that request the disclosure of detailed information on a company’s policies related to land use or development unless the company has been the subject of recent, significant fines or litigation stemming from its land use.

Nuclear Safety

Generally vote AGAINST resolutions requesting that companies report on risks associated with their nuclear reactor designs and/or the production and interim storage of irradiated fuel rods unless:

The company does not have publicly disclosed guidelines describing its policies and procedures for addressing risks associated with its operations;

The company is non-compliant with Nuclear Regulatory Commission (NRC) requirements; or

The company stands out amongst its peers or competitors as having significant problems with safety or environmental performance related to its nuclear operations.

Operations in Protected Areas

Generally vote FOR requests for reports outlining potential environmental damage from operations in protected regions, including wildlife refuges unless:

The company does not currently have operations or plans to develop operations in these protected regions; or,

The company provides disclosure on its operations and environmental policies in these regions comparable to industry peers.

Recycling

Vote CASE-BY-CASE on proposals to adopt a comprehensive recycling strategy, taking into account:

The nature of the company’s business and the percentage affected

The extent that peer companies are recycling

The timetable prescribed by the proposal

The costs and methods of implementation

Whether the company has a poor environmental track record, such as violations of federal and state regulations.

Renewable Energy

Generally vote FOR requests for reports on the feasibility of developing renewable energy sources unless the report is duplicative of existing disclosure or irrelevant to the company’s line of business.

Generally vote AGAINST proposals requesting that the company invest in renewable energy sources. Such decisions are best left to management’s evaluation of the feasibility and financial impact that such programs may have on the company.

Sustainability Report

Generally vote FOR proposals requesting the company to report on policies and initiatives related to social, economic, and environmental sustainability, unless:

The company already discloses similar information through existing reports or policies such as an Environment, Health, and Safety (EHS) report; comprehensive Code of Corporate Conduct; and/or Diversity Report; or

The company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame.

General Corporate Issues

Charitable/Political Contributions

Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

The company is in compliance with laws governing corporate political activities, and

The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and not coercive.

Generally vote AGAINST proposals to publish in newspapers and public media the company’s political contributions as such publications could present significant cost to the company without providing commensurate value to shareholders.

Vote CASE-BY-CASE on proposals to improve the disclosure of a company’s political contributions considering:

Recent significant controversy or litigation related to the company’s political contributions or governmental affairs; and

The public availability of a policy on political contributions.

Generally vote AGAINST proposals barring the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring contributions can put the company at a competitive disadvantage.

Generally vote AGAINST proposals restricting the company from making charitable contributions. Charitable contributions are generally useful for assisting worthwhile causes and for creating goodwill in the community. In the absence of bad faith, self-dealing, or gross negligence, management should determine which contributions are in the best interests of the company.

Generally vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

Disclosure of Lobbying Expenditures/Initiatives

Vote CASE-BY-CASE on proposals requesting information on a company’s lobbying initiatives, considering any significant controversy or litigation surrounding a company’s public policy activities, the current level of disclosure on lobbying strategy, and the impact that the policy issue may have on the company’s business operations.

Link Executive Compensation to Social Performance

Vote CASE-BY-CASE on proposals to review ways of linking executive compensation to social factors, such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance, predatory lending, and executive/employee pay disparities. Such resolutions should be evaluated in the context of:

The relevance of the issue to be linked to pay;

The degree that social performance is already included in the company’s pay structure and disclosed;

The degree that social performance is used by peer companies in setting pay;

Violations or complaints filed against the company relating to the particular social performance measure;

Artificial limits sought by the proposal, such as freezing or capping executive pay

Independence of the compensation committee;

Current company pay levels.

Outsourcing/Offshoring

Vote CASE-BY-CASE on proposals calling for companies to report on the risks associated with outsourcing, considering:

Risks associated with certain international markets;

The utility of such a report to shareholders;

The existence of a publicly available code of corporate conduct that applies to international operations.

Labor Standards And Human Rights

China Principles

Generally vote AGAINST proposals to implement the China Principles unless:

There are serious controversies surrounding the company’s China operations, and

The company does not have a code of conduct with standards similar to those promulgated by the International Labor Organization (ILO).

Country-specific human rights reports

Vote CASE-BY-CASE on requests for reports detailing the company’s operations in a particular country and steps to protect human rights, based on:

The nature and amount of company business in that country

The company’s workplace code of conduct

Proprietary and confidential information involved

Company compliance with U.S. regulations on investing in the country

Level of peer company involvement in the country.

International Codes of Conduct/Vendor Standards

Vote CASE-BY-CASE on proposals to implement certain human rights standards at company facilities or those of its suppliers and to commit to outside, independent monitoring. In evaluating these proposals, the following should be considered:

The company’s current workplace code of conduct or adherence to other global standards and the degree they meet the standards promulgated by the proponent

Agreements with foreign suppliers to meet certain workplace standards

Whether company and vendor facilities are monitored and how

Company participation in fair labor organizations

Type of business

Proportion of business conducted overseas

Countries of operation with known human rights abuses

Whether the company has been recently involved in significant labor and human rights controversies or violations

Peer company standards and practices

Union presence in company’s international factories

Generally vote FOR reports outlining vendor standards compliance unless any of the following apply:

The company does not operate in countries with significant human rights violations

The company has no recent human rights controversies or violations, or

The company already publicly discloses information on its vendor standards compliance.

MacBride Principles

Vote CASE-BY-CASE on proposals to endorse or increase activity on the MacBride Principles, taking into account:

Company compliance with or violations of the Fair Employment Act of 1989

Company antidiscrimination policies that already exceed the legal requirements

The cost and feasibility of adopting all nine principles

The cost of duplicating efforts to follow two sets of standards (Fair Employment and the MacBride Principles)

The potential for charges of reverse discrimination

The potential that any company sales or contracts in the rest of the United Kingdom could be negatively impacted

The level of the company’s investment in Northern Ireland

The number of company employees in Northern Ireland

The degree that industry peers have adopted the MacBride Principles

Applicable state and municipal laws that limit contracts with companies that have not adopted the MacBride Principles.

Military Business

Foreign Military Sales/Offsets

Generally vote AGAINST reports on foreign military sales or offsets. Such disclosures may involve sensitive and confidential information. Moreover, companies must comply with government controls and reporting on foreign military sales.

Landmines and Cluster Bombs

Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in antipersonnel landmine production, taking into account:

Whether the company has in the past manufactured landmine components

Whether the company’s peers have renounced future production

Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in cluster bomb production, taking into account:

What weapons classifications the proponent views as cluster bombs

Whether the company currently or in the past has manufactured cluster bombs or their components

The percentage of revenue derived from cluster bomb manufacture

Whether the company’s peers have renounced future production

Nuclear Weapons

Generally vote AGAINST proposals asking a company to cease production of nuclear weapons components and delivery systems, including disengaging from current and proposed contracts. Components and delivery systems serve multiple military and non-military uses, and withdrawal from these contracts could have a negative impact on the company’s business.

Operations in Nations Sponsoring Terrorism (eg. Iran)

Vote CASE-BY-CASE on requests for a board committee review and report outlining the company’s financial and reputational risks from its operations in a terrorism-sponsoring state, taking into account current disclosure on:

The nature and purpose of the operations and the amount of business involved (direct and indirect revenues and expenses) that could be affected by political disruption

Compliance with U.S. sanctions and laws

Spaced-Based Weaponization

Generally vote FOR reports on a company’s involvement in spaced-based weaponization unless:

The information is already publicly available or

The disclosures sought could compromise proprietary information.

Workplace Diversity

Board Diversity

Generally vote FOR reports on the company’s efforts to diversify the board, unless:

The board composition is reasonably inclusive in relation to companies of similar size and business or

The board already reports on its nominating procedures and diversity initiatives.

Generally vote AGAINST proposals that would call for the adoption of specific committee charter language regarding diversity initiatives unless the company fails to publicly disclose existing equal opportunity or non-discrimination policies.

Vote CASE-BY-CASE on proposals asking the company to increase the representation of women and minorities on the board, taking into account:

The degree of board diversity

Comparison with peer companies

Established process for improving board diversity

Existence of independent nominating committee

Use of outside search firm

History of EEO violations.

Equal Employment Opportunity (EEO)

Generally vote FOR reports outlining the company’s affirmative action initiatives unless all of the following apply:

The company has well-documented equal opportunity programs

The company already publicly reports on its company-wide affirmative initiatives and provides data on its workforce diversity, and

The company has no recent EEO-related violations or litigation.

Generally vote AGAINST proposals seeking information on the diversity efforts of suppliers and service providers, which can pose a significant cost and administration burden on the company.

Glass Ceiling

Generally vote FOR reports outlining the company’s progress towards the Glass Ceiling Commission’s business recommendations, unless:

The composition of senior management and the board is fairly inclusive

The company has well-documented programs addressing diversity initiatives and leadership development

The company already issues public reports on its company-wide affirmative initiatives and provides data on its workforce diversity, and

The company has had no recent, significant EEO-related violations or litigation

Sexual Orientation

Generally vote FOR proposals seeking to amend a company’s EEO statement in order to prohibit discrimination based on sexual orientation, unless the change would result in excessive costs for the company.

Generally vote AGAINST proposals to extend company benefits to or eliminate benefits from domestic partners. Benefit decisions should be left to the discretion of the company.

10.	Mutual Fund Proxies

Election of Directors

Vote CASE-BY-CASE on the election of directors and trustees, following the same guidelines for uncontested directors for public company shareholder meetings. However, mutual fund boards do not usually have compensation committees, so generally do not withhold for the lack of this committee.

Converting Closed-end Fund to Open-end Fund

Vote CASE-BY-CASE on conversion proposals, considering the following factors:

Past performance as a closed-end fund;

Market in which the fund invests;

Measures taken by the board to address the discount; and

Past shareholder activism, board activity, and votes on related proposals.

Proxy Contests

Votes on proxy contests should be determined on a CASE-BY-CASE basis, considering the following factors:

Past performance relative to its peers

Market in which fund invests

Measures taken by the board to address the issues

Past shareholder activism, board activity, and votes on related proposals

Strategy of the incumbents versus the dissidents

Independence of directors

Experience and skills of director candidates

Governance profile of the company

Evidence of management entrenchment

Investment Advisory Agreements

Votes on investment advisory agreements should be determined on a CASE-BY-CASE basis, considering the following factors:

Proposed and current fee schedules

Fund category/investment objective

Performance benchmarks

Share price performance compared to peers

Resulting fees relative to peers

Assignments (where the advisor undergoes a change of control).

Approving New Classes or Series of Shares

Generally vote FOR the establishment of new classes or series of shares.

Preferred Stock Proposals

Votes on the authorization for or increase in preferred shares should be determined on a CASE-BY-CASE basis, considering the following factors:

Stated specific financing purpose

Possible dilution for common shares

Whether the shares can be used for antitakeover purposes.

1940 Act Policies

Votes on 1940 Act policies should be determined on a CASE-BY-CASE basis, considering the following factors:

Potential competitiveness

Regulatory developments

Current and potential returns

Current and potential risk.

Generally vote FOR these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with the current SEC interpretation.

Change Fundamental Restriction to Nonfundamental Restriction

Proposals to change a fundamental restriction to a nonfundamental restriction should be evaluated on a CASE-BY-CASE basis, considering the following factors:

The fund’s target investments

The reasons given by the fund for the change

The projected impact of the change on the portfolio.

Change Fundamental Investment Objective to Nonfundamental

Proposals to change a fund’s fundamental investment objective to nonfundamental should be evaluated on a CASE-BY-CASE basis.

Name Change Proposals

Votes on name change proposals should be determined on a CASE-BY-CASE basis, considering the following factors:

Political/economic changes in the target market

Consolidation in the target market

Current asset composition

Change in Fund’s Subclassification

Votes on changes in a fund’s subclassification should be determined on a CASE-BY-CASE basis, considering the following factors:

Potential competitiveness

Current and potential returns

Risk of concentration

Consolidation in target industry

Disposition of Assets/Termination/Liquidation

Vote these proposals on a CASE-BY-CASE basis, considering the following factors:

Strategies employed to salvage the company

The fund’s past performance

Terms of the liquidation.

Changes to the Charter Document

Votes on changes to the charter document should be determined on a CASE-BY-CASE basis, considering the following factors:

The degree of change implied by the proposal

The efficiencies that could result

The state of incorporation

Regulatory standards and implications.

Vote on a CASE-BY-CASE basis for any of the following changes after considering appropriate factors in connection therewith:

Removal of shareholder approval requirement to reorganize or terminate the trust or any of its series

Removal of shareholder approval requirement for amendments to the new declaration of trust

Removal of shareholder approval requirement to amend the fund’s management contract, allowing the contract to be modified by the investment manager and the trust management, as permitted by the 1940 Act

Allow the trustees to impose other fees in addition to sales charges on investment in a fund, such as deferred sales charges and redemption fees that may be imposed upon redemption of a fund’s shares

Removal of shareholder approval requirement to engage in and terminate subadvisory arrangements

Removal of shareholder approval requirement to change the domicile of the fund

Change the Fund’s Domicile

Vote reincorporations on a CASE-BY-CASE basis, considering the following factors:

Regulations of both states

Required fundamental policies of both states

Increased flexibility available.

Authorize the Board to Hire and Terminate Subadvisors Without Shareholder Approval

Vote on a CASE-BY-CASE basis for proposals authorizing the board to hire/terminate subadvisors without shareholder approval after considering appropriate factors in connection therewith.

Distribution Agreements

Vote these proposals on a CASE-BY-CASE basis, considering the following factors:

Fees charged to comparably sized funds with similar objectives

The proposed distributor’s reputation and past performance

The competitiveness of the fund in the industry

Terms of the agreement.

Master-Feeder Structure

Generally vote FOR the establishment of a master-feeder structure.

Mergers

Vote merger proposals on a CASE-BY-CASE basis, considering the following factors:

Resulting fee structure

Performance of both funds

Continuity of management personnel

Changes in corporate governance and their impact on shareholder rights.

Shareholder Proposals to Establish Director Ownership Requirement

Generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

Reimburse Shareholder for Expenses Incurred

Vote CASE-BY-CASE on shareholder proposals to reimburse proxy solicitation expenses. When supporting the dissidents, generally vote FOR the reimbursement of the proxy solicitation expenses.

Shareholder Proposals to Terminate Investment Advisor

Vote to terminate the investment advisor on a CASE-BY-CASE basis, considering the following factors:

Performance of the fund’s NAV

The fund’s history of shareholder relations

The performance of other funds under the advisor’s management.

Non-U.S. Portfolio Security Voting Issues

Financial Results/Director and Auditor Reports

Generally vote FOR approval of financial statements and director and auditor reports, unless:

There are concerns about the accounts presented or audit procedures used; or

The company is not responsive to shareholder questions about specific items that should be publicly disclosed.

Appointment of Auditors and Auditor Fees

Generally vote FOR the reelection of auditors and proposals authorizing the board to fix auditor fees, unless:

There are serious concerns about the accounts presented or the audit procedures used;

The auditors are being changed without explanation; or

Nonaudit-related fees are substantial or are routinely in excess of standard annual audit-related fees.

Generally vote AGAINST the appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Appointment of Internal Statutory Auditors

Generally vote FOR the appointment or reelection of statutory auditors, unless:

There are serious concerns about the statutory reports presented or the audit procedures used;

Questions exist concerning any of the statutory auditors being appointed; or

The auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Allocation of Income

Generally vote FOR approval of the allocation of income, unless:

The dividend payout ratio has been consistently below 30 percent without adequate explanation; or

The payout is excessive given the company’s financial position.

Stock (Scrip) Dividend Alternative

Generally vote FOR most stock (scrip) dividend proposals.

Generally vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

Amendments to Articles of Association

Vote amendments to the articles of association on a CASE-BY-CASE basis.

Change in Company Fiscal Term

Generally vote FOR resolutions to change a company’s fiscal term unless a company’s motivation for the change is to postpone its AGM.

Lower Disclosure Threshold for Stock Ownership

Generally vote AGAINST resolutions to lower the stock ownership disclosure threshold below five percent unless specific reasons exist to implement a lower threshold.

Amend Quorum Requirements

Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.

Transact Other Business

Generally vote AGAINST other business when it appears as a voting item.

Director Elections

Generally vote FOR management nominees in the election of directors, unless:

Adequate disclosure has not been provided in a timely manner;

There are clear concerns over questionable finances or restatements;

There have been questionable transactions with conflicts of interest;

There are any records of abuses against minority shareholder interests; and

The board fails to meet minimum corporate governance standards.

Generally vote FOR individual nominees unless there are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities.

Generally vote AGAINST shareholder nominees unless they demonstrate a clear ability to contribute positively to board deliberations.

Generally vote AGAINST individual directors if repeated absences at board meetings have not been explained (in countries where this information is disclosed).

Generally vote AGAINST labor representatives if they sit on either the audit or compensation committee, as they are not required to be on those committees.

Director Compensation

Generally vote FOR proposals to award cash fees to nonexecutive directors unless the amounts are excessive relative to other companies in the country or industry.

Vote nonexecutive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.

Vote proposals that bundle compensation for both nonexecutive and executive directors into a single resolution on a CASE-BY-CASE basis.

Generally vote AGAINST proposals to introduce retirement benefits for nonexecutive directors.

Discharge of Board and Management

Generally vote FOR discharge of the board and management, unless:

There are serious questions about actions of the board or management for the year in question; or

Legal action is being taken against the board by other shareholders.

Generally vote AGAINST proposals to remove approval of discharge of board and management from the agenda.

Director, Officer, and Auditor Indemnification and Liability Provisions

Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis.

Generally vote AGAINST proposals to indemnify auditors.

Board Structure

Generally vote FOR proposals to fix board size.

Generally vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.

Generally vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.

Share Issuance Requests

General Issuances:

Generally vote FOR issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital.

Generally vote FOR issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital.

Specific Issuances:

Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.

Increases in Authorized Capital

Generally vote FOR nonspecific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

Generally vote FOR specific proposals to increase authorized capital to any amount, unless:

The specific purpose of the increase (such as a share-based acquisition or merger) does not meet ISS guidelines for the purpose being proposed; or

The increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances.

Generally vote AGAINST proposals to adopt unlimited capital authorizations.

Reduction of Capital

Generally vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.

Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.

Capital Structures

Generally vote FOR resolutions that seek to maintain or convert to a one share, one vote capital structure.

Generally vote AGAINST requests for the creation or continuation of dual class capital structures or the creation of new or additional supervoting shares.

Preferred Stock

Generally vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

Generally vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets ISS’s guidelines on equity issuance requests.

Generally vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.

Generally vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.

Debt Issuance Requests

Vote nonconvertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.

Generally vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets ISS’s guidelines on equity issuance requests.

Generally vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

Pledging of Assets for Debt

Vote proposals to approve the pledging of assets for debt on a CASE-BY-CASE basis.

Increase in Borrowing Powers

Vote proposals to approve increases in a company’s borrowing powers on a CASE-BY-CASE basis.

Share Repurchase Plans

Generally vote FOR share repurchase plans, unless:

Clear evidence of past abuse of the authority is available; or

The plan contains no safeguards against selective buybacks.

Reissuance of Shares Repurchased

Generally vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

Capitalization of Reserves for Bonus Issues/Increase In Par Value

Generally vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.

Reorganizations/Restructurings

Vote reorganizations and restructurings on a CASE-BY-CASE basis.

Mergers and Acquisitions

Vote CASE-BY-CASE on mergers and acquisitions generally taking into account the following:

Evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, place emphasis on the offer premium, market reaction, and strategic rationale.

Market reaction - How has the market responded to the proposed deal? A negative market reaction will cause closer scrutiny of a deal.

Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? Consider whether any special interests may have influenced these directors and officers to support or recommend the merger.

Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

Generally vote AGAINST if the companies do not provide sufficient information upon request to make an informed voting decision.

Mandatory Takeover Bid Waivers

Vote proposals to waive mandatory takeover bid requirements on a CASE-BY-CASE basis.

Reincorporation Proposals

Vote reincorporation proposals on a CASE-BY-CASE basis.

Expansion of Business Activities

Generally vote FOR resolutions to expand business activities unless the new business takes the company into risky areas.

Related-Party Transactions

Vote related-party transactions on a CASE-BY-CASE basis.

Compensation Plans

Vote compensation plans on a CASE-BY-CASE basis.

Antitakeover Mechanisms

Generally vote AGAINST all antitakeover proposals unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

Shareholder Proposals

Vote all shareholder proposals on a CASE-BY-CASE basis.

Generally vote FOR proposals that would improve the company’s corporate governance or business profile at a reasonable cost.

Generally vote AGAINST proposals that limit the company’s business activities or capabilities or result in significant costs being incurred with little or no benefit.

SCHRODER INVESTMENT MANAGEMENT NORTH AMERICA INC. POLICY RELATING TO IDENTIFYING AND ACTING UPON CONFLICTS OF INTEREST IN CONNECTION WITH ITS PROXY VOTING OBLIGATIONS

This document sets forth Schroder Investment Management North America Inc.’s (“Schroders”) policy with respect to proxy voting and its procedures to comply with Rule 206(4)-6 under the Investment Advisers Act of 1940 and Rule 30b1-4 under the Investment Company Act of 1940. Specifically, Rule 206(4)-6 requires that Schroders:

•	Adopt and implement written policies and procedures reasonably designed to ensure that proxies are voted in the best interest of clients and

•	Disclose its proxy voting policies and procedures to clients and inform them how they may obtain information about how Schroders voted proxies.

Rule 30b1-4 requires that the Schroder US Mutual Funds (the “Funds”):

•	Disclose their proxy voting policies and procedures in their registration statements and

•	Annually, file with the SEC and make available to shareholders their actual proxy voting.

(a) Proxy Voting General Principles

Schroders will evaluate and usually vote for or against all proxy requests relating to securities held in any account managed by Schroders (unless this responsibility has been retained by the client).

Proxies will be treated and evaluated with the same attention and investment skill as the trading of securities in the accounts.

Proxies will be voted in a manner which is deemed most likely to protect and enhance the longer term value of the security as an asset to the account.

Proxy Committee

The Proxy Committee consists of investment professionals and other officers and is responsible for ensuring compliance with this proxy voting policy. The Committee meets quarterly to review proxies voted, policy guidelines and to examine any issues raised, including a review of any votes cast in connection with controversial issues.

The procedure for evaluating proxy requests is as follows:

Schroders’ Global Corporate Governance Team (the “Team”) is responsible for the initial evaluation of the proxy request, for seeking advice where necessary, especially from the US small cap and mid cap product heads, and for consulting with portfolio managers who have invested in the company should a controversial issue arise.

When making proxy-voting decisions, Schroders generally adheres to the Global Corporate Governance Policy (the “Policy”), as revised from time to time. The Policy, which has been developed by Schroders’ Global Corporate Governance Team and approved by the Schroders Proxy Committee, sets forth Schroders’ positions on recurring issues and criteria for addressing non-recurring issues. The Policy is a part of these procedures and is incorporated herein by reference. The Proxy Committee exercises oversight to assure that proxies are voted in accordance with the Policy and that any votes inconsistent with the Policy or against management are appropriately documented.

Schroders uses Institutional Shareholder Services, Inc. (“ISS”) to assist in voting proxies. ISS provides proxy research, voting and vote-reporting services. ISS’s primary function with respect to Schroders is to apprise the Group of shareholder meeting dates of all securities holdings, translate proxy materials received from companies, provide associated research and provide considerations and recommendations for voting on particular proxy proposals. Although Schroders may consider ISS’s and others’ recommendations on proxy issues, Schroders bears ultimate responsibility for proxy voting decisions.

Schroders may also consider the recommendations and research of other providers, including the National Association of Pension Funds’ Voting Issues Service.

Conflicts

From time to time, proxy voting proposals may raise conflicts between the interests of Schroders’ clients and the interests of Schroders and/or its employees. Schroders is adopting this policy and procedures to ensure that decisions to vote the proxies are based on the clients’ best interests.

For example, conflicts of interest may arise when:

•	Proxy votes regarding non-routine matters are solicited by an issuer that, directly or indirectly, has a client relationship with Schroders;

•	A proponent of a proxy proposal has a client relationship with Schroders;

•	A proponent of a proxy proposal has a business relationship with Schroders;

•	Schroders has business relationships with participants in proxy contests, corporate directors or director candidates;

The Team is responsible for identifying proxy voting proposals that may present a material conflict of interest. If Schroders receives a proxy relating to an issuer that raises a conflict of interest, the Team shall determine whether the conflict is “material” to any specific proposal included within the proxy. The Team will determine whether a proposal is material as follows:

•

Routine Proxy Proposals: Proxy proposals that are “routine” shall be presumed not to involve a material conflict of interest unless the Team has actual knowledge that a routine proposal should be treated as material. For this purpose, “routine” proposals would typically include matters such as uncontested election of directors, meeting formalities, and approval of an annual report/financial statements.

•

Non-Routine Proxy Proposals: Proxy proposals that are “non-routine” will be presumed to involve a material conflict of interest, unless the Team determines that neither Schroders nor its personnel have a conflict of interest or the conflict is unrelated to the proposal in question. For this purpose, “non-routine” proposals would typically include any contested matter, including a contested election of directors, a merger or sale of substantial assets, a change in the articles of incorporation that materially affects the rights of shareholders, and compensation matters for management (e.g., stock, option plans, retirement plans, profit-sharing or other special remuneration plans). If the Team determines that there is, or may be perceived to be, a conflict of interest when voting a proxy, Schroders will address matters involving such conflicts of interest as follows:

A. If a proposal is addressed by the Policy, Schroders will vote in accordance with such Policy;

B. If Schroders believes it is in the best interests of clients to depart from the Policy, Schroders will be subject to the requirements of C or D below, as applicable;

C. If the proxy proposal is (1) not addressed by the Policy or (2) requires a case-by-case determination, Schroders may vote such proxy as it determines to be in the best interest of clients, without taking any action described in D below, provided that such vote would be against Schroders’ own interest in the matter (i.e., against the perceived or actual conflict). The rationale of such vote will be memorialized in writing; and

D. If the proxy proposal is (1) not addressed by the Policy or (2) requires a case-by-case determination, and Schroders believes it should vote in a way that may also benefit, or be perceived to benefit, its own interest, then Schroders must take one of the following actions in voting such proxy: (a) vote in accordance with ISS’ recommendation; (b) inform the client(s) of the conflict of interest and obtain consent to vote the proxy as recommended by Schroders; or (c) obtain approval of the decision from the Chief Compliance Officer and the Chief Investment Officer. The rationale of such vote will be memorialized in writing.

Record of Proxy Voting

The Team will maintain, or have available, written or electronic copies of each proxy statement received and of each executed proxy.

The Team will also maintain records relating to each proxy, including (i) the voting decision with regard to each proxy; and (ii) any documents created by the Team and/or the Proxy Committee, or others, that were material to making the voting decision; (iii) any decisions of the Chief Compliance Officer and the Chief Investment Officer.

Schroders will maintain a record of each written request from a client for proxy voting information and its written response to any request (oral or written) from any client for proxy voting information.

Such records will be maintained for six years and may be retained electronically.

Additional Reports and Disclosures for the Schroder Funds

The Funds must disclose their policies and procedures for voting proxies in their Statement of Additional Information. In addition to the records required to be maintained by Schroders, the following information will be made available to the Funds or their agent to enable the Funds to file Form N-PX under Rule 30b1-4:

For each matter on which a fund is entitled to vote:

•	Name of the issuer of the security;

•	Exchange ticker symbol;

•	CUSIP number, if available;

•	Shareholder meeting date;

•	Brief summary of the matter voted upon;

•	Source of the proposal, i.e., issuer or shareholder;

•	Whether the fund voted on the matter;

•	How the fund voted; and

•	Whether the fund voted with or against management.

Further, the Funds are required to make available to shareholders the Funds’ actual proxy voting record. If requested, the most recently filed Form N-PX must be sent within three (3) days of receipt of the request.

METROPOLITAN WEST ASSET MANAGEMENT, LLC

WEST GATE ADVISORS, LLC

PROXY AND CORPORATE ACTION VOTING POLICIES AND

OVERVIEW OF PROCEDURES

JULY 2006

I. POLICY

Metropolitan West Asset Management, LLC (“MWAM”) and West Gate Advisors, LLC (“WGA”) act as discretionary investment advisers for various clients, including clients governed by the Employee Retirement Income Security Act of 1974 (“ERISA”) and registered open-end investment companies (“mutual funds”). While MWAM and WGA primarily manage fixed income securities, each may on occasion hold a voting security (or a security for which shareholder action is solicited) in a client account. Thus, unless a client (including a “named fiduciary” under ERISA) specifically reserves the right to vote its own proxies or to take shareholder action in other corporate actions, MWAM and WGA will vote all proxies or act on all other actions received in sufficient time prior to the deadlines as part of their full discretionary authority over the assets. Corporate actions may include, for example and without limitation, tender offers or exchanges, bankruptcy proceedings, and class actions. When voting proxies or acting on corporate actions for clients, MWAM and WGA’s utmost concern is that all decisions be made solely in the best interest of their clients (for ERISA accounts, plan beneficiaries and participants, in accordance with the letter and spirit of ERISA). MWAM and WGA will act in a manner deemed prudent and diligent and which is intended to enhance the economic value of the assets of their accounts.

II. PURPOSE

The purpose of these Proxy Voting and Corporate Action Policies and Overview of Procedures is to memorialize the procedures and policies adopted by MWAM and WGA which enable each to comply with their accepted responsibilities and the requirements of Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (“Advisers Act”).

III. PROCEDURES

MWAM’s3 Operations Department is ultimately responsible for ensuring that all proxies received by MWAM and WGA are voted in a manner that is both timely and consistent with each client’s best interest. Although many proxy proposals can be voted in accordance with our established guidelines (See Section V of this Policy for details of these guidelines), we recognize that some proposals require special consideration, which may dictate that we make an exception to our broad guidelines. The Chief Financial Officer (or a designee who must be a Fund Officer) will review all proxy decisions for the Metropolitan West Funds before mailing. The Chief Operating Officer, Director of Client Services or a designee will review all proxy decisions on the separate accounts prior to mailing The Operations Department is also responsible for ensuring that all corporate actions received by MWAM and WGA are addressed in a timely manner and consistent action is taken across all portfolios.

3	All registered persons of MWAM and WGA are MWAM employees. Within contexts where applicable to the authorized business areas of MWAM and WGA, all references to MWAM employees shall be construed to mean both MWAM and WGA persons.

The Operations Department is also responsible for requiring any personnel, who are responsible for making proxy voting decisions, to report any attempts by others in the firm to influence their voting of client proxies in a manner that is inconsistent with the best interest of the client. These reports shall be made to the Chief Compliance Officer or a member of executive management. The Operations Department shall also report to the Chief Compliance Officer, or a designee, all conflicts of interest that arise. The Chief Compliance Officer shall ensure that such conflicts are resolved. If necessary, such reports may lead to amending the firm’s proxy voting policies & procedures. Finally, consistent with the fiduciary duty of care, Operations Department may also monitor corporate events as they relate to proxies and/or class actions.

A. Conflict of Interest

MWAM and/or WGA can have conflict of interest if it is called to vote on a proxy or respond to class action for a company of the Adviser or the Adviser’s control affiliate, such as the Metropolitan West Funds. Such conflict may also pertain to relationships that the Advisers have with issuers, such as clients that issue securities. As an example, the conflict of interest may arise when MWAM is requested to respond to a proxy issued by the Metropolitan West Funds which are held in a managed account of MWAM. Where a proxy proposal raises a material conflict of interest between MWAM or WGA’s interests and the client’s, including a mutual fund client, MWAM and WGA will resolve such a conflict in the manner described below:

1.	Obtain Consent of Clients. As MWAM and WGA have discretion to make a case-by-case decision under the Guidelines with respect to the proposal in question, they will disclose the conflict to the relevant clients and obtain their consent to the proposed vote prior to voting the securities. Prior to contacting the client, Operations Department shall consult with the Chief Compliance Officer (or his designee). The disclosure to the client will include sufficient detail regarding the matter to be voted on and the nature of the conflict, so that the client would be able to make an informed decision regarding the vote. When a client does not respond to such a conflict disclosure request or denies the request, MWAM and WGA will abstain from voting the securities held by that client’s account.

2.	Client Directive to Use an Independent Third Party. Alternatively, a client may, in writing, specifically direct MWAM or WGA to forward all proxy matters in which MWAM or WGA may have a conflict of interest regarding the client’s securities to an independent third party for review. Where such independent third party’s recommendations are received on a timely basis, MWAM and WGA will vote all such proxies in accordance with the third party’s recommendation. If the third party’s recommendations are not timely received, MWAM and WGA will abstain from voting the securities held by that client’s account.

B. Limitations

In certain circumstances, in accordance with a client’s investment advisory contract (or other written directive) or where MWAM or WGA has determined that it is in the client’s best interest, MWAM and WGA will not vote proxies received. The following are some circumstances where MWAM and WGA will limit their role in voting proxies received on client securities. MWAM or WGA will follow an analogous process for Class Actions, when applicable.

1.	Client Maintains Proxy Voting Authority: Where client specifies in writing that it will maintain the authority to vote proxies itself or that it has delegated the right to vote proxies to a third party, MWAM and WGA will not vote the securities and will direct the relevant custodian to send the proxy material directly to the client. If any proxy material is received by MWAM or WGA it will promptly be forwarded to the client.

2.	Terminated Account: Once a client account has been terminated with MWAM or WGA in accordance with its investment advisory agreement, neither MWAM or WGA will vote any proxies received after the termination. However, the client may specify in writing that proxies should be directed to the client (or a specified third party) for action.

3.	Limited Value: If MWAM or WGA concludes that the value on a client’s economic interest or the value of the portfolio holding is indeterminable or insignificant, MWAM and WGA will abstain from voting a client’s proxies. Neither MWAM nor WGA votes proxies received for securities which are no longer held by the client’s account. In addition, neither MWAM nor WGA generally votes securities where the economic value of the securities in the client account is less than [$500].

4.	Unjustifiable Costs: In certain circumstances, after doing a cost-benefit analysis, MWAM and WGA may abstain from voting where the cost of voting a client’s proxy would exceed any anticipated benefits of the proxy proposal.

5.	Unidentified Proxy Owner: Infrequently, MWAM and WGA may receive a proxy for a client that cannot be identified through the materials received. In these circumstances, MWAM and WGA will exercise their best efforts to identify the client to which the proxy belongs. If the client cannot be identified, the policy of MWAM and WGA is to not vote the proxy. This policy was adopted for various reasons, including: (i) the inability to confirm current client ownership of the security; (ii) the risk of voting contrary to a client’s requirements or of voting when the client has reserved voting authority; and (iii) the administrative burden of voting and tracking a proxy action not related to any particular client account when there is no clear benefit for any particular clients.

IV. RECORD KEEPING

In accordance with Rule 204-2 under the Advisers Act, MWAM and WGA will maintain for the time periods set forth in the Rule (i) these proxy voting procedures and policies, and all amendments thereto; (ii) all proxy statements received regarding client securities (provided however, that MWAM and WGA may rely on the proxy statement filed on EDGAR as their records); (iii) a record of all votes cast on behalf of clients; (iv) records of all client requests for proxy voting information; (v) any documents prepared by the adviser that were material to making a decision regarding how to vote or that memorialized the basis for the decision; and (vi) all records relating to requests made to clients regarding conflicts of interest in voting the proxy. MWAM and WGA will describe in Part II of their Form ADV’s (or other brochure fulfilling the requirement of Rule 204-3) their proxy voting policies and procedures and will advise clients about how they may obtain information on how MWAM or WGA voted their securities. Clients may obtain both information on how their securities were voted and a copy of the Policies and Procedures by written request addressed to MWAM or WGA respectively. MWAM will enter into arrangements with all mutual fund clients to provide any information required to be filed by such mutual fund on Form N-PX.

V. GUIDELINES

Proxy Voting

Each proxy issue will be considered individually. The following guidelines are a partial list to be used in voting proposals contained in the proxy statements, but will not be used as rigid rules.

A. VOTE AGAINST

1. Issues regarding Board entrenchment and anti-takeover measures such as the following:

a.	Proposals to stagger board members’ terms;

b.	Proposals to limit the ability of shareholders to call special meetings;

c.	Proposals to require super majority votes;

d.	Proposals requesting excessive increases in authorized common or preferred shares where management provides no explanation for the use or need of these additional shares;

e.	Proposals regarding “fair price” provisions;

f.	Proposals regarding “poison pill” provisions; and

g.	Permitting “green mail”.

h.	Providing cumulative voting rights.

i.	“Social issues,” unless specific client guidelines supersede, e.g., restrictions regarding South Africa.

B. VOTE FOR

1. Election of directors recommended by management, except if there is a proxy fight.

2. Election of auditors recommended by management, unless seeking to replace if a dispute exists over policies.

3. Date and place of annual meeting.

4. Rotation of annual meeting place.

5. Limitation on charitable contributions or fees paid to lawyers.

6. Ratification of directors’ actions on routine matters since previous annual meeting.

7. Confidential voting.

8. Limiting directors’ liability.

C. CASE-BY-CASE

Proposals to: f

1. Pay directors solely in stock.

2. Eliminate director mandatory retirement policy.

3. Mandatory retirement age for directors.

4. Rotate annual meeting location/date.

5. Option and stock grants to management and directors.

6. Allowing indemnification of directors and/or officers after reviewing the applicable state laws and extent of protection requested.

PART C: OTHER INFORMATION

Item 23.	Exhibits

Exhibit No.	Exhibit

(a)(1)	Master Trust Agreement is incorporated by reference to Registrant’s Registration Statement on Form N-1A as filed with the Securities and Exchange Commission (“SEC”`) on May 24, 1991 (“Registration Statement”).

(a)(2)	Amendment No. 1 to Master Trust Agreement is incorporated by reference to the Registration Statement.

(a)(3)	Amendment No. 2 to Master Trust Agreement is incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A as filed with the SEC on July 22, 1991 (“Pre-Effective Amendment No. 1”).

(a)(4)	Amendment No. 3 to Master Trust Agreement is incorporated by reference to Post-Effective Amendment No. 6 (“Post-Effective Amendment No. 6”) to the Registration Statement on Form N-1A filed on March 18, 1994.

(a)(5)	Amendment No. 4 to Master Trust Agreement is incorporated by reference to Post-Effective Amendment No. 34 (“Post-Effective Amendment No. 34”) to the Registration Statement on Form N-1A filed on July 29, 2002.

(a)(6)	Amendment No. 5 to Master Trust Agreement is incorporated by reference to Post-Effective Amendment No. 34.

(a)(7)	Amendment No. 6 to Master Trust Agreement is incorporated by reference to Post-Effective Amendment No. 34.

(a)(8)	Amendment No. 7 to Master Trust Agreement is incorporated by reference to Post-Effective Amendment No. 34.

(a)(9)	Amendment No. 8 to Master Trust Agreement is incorporated by reference to Post-Effective Amendment No. 34.

(a)(10)	Amendment No. 9 to Master Trust Agreement is incorporated by reference to Post-Effective Amendment No. 34.

(a)(11)	Amendment No. 10 to Master Trust Agreement is incorporated by reference to Post-Effective Amendment No. 34.

(a)(12)	Amendment No. 11 to Master Trust Agreement is incorporated by reference to Post-Effective Amendment No. 34.

(a)(13)	Amendment No. 12 to Master Trust Agreement is incorporated by reference to Post-Effective Amendment No. 39.

(a)(14)	Amendment No. 13 to Master Trust Agreement is incorporated by reference to Post-Effective Amendment No. 39.

(a)(15)	Amendment No. 14 to Master Trust Agreement is incorporated by reference to Post-Effective Amendment No. 42.

(a)(16)	Amendment No. 15 to Master Trust Agreement is incorporated by reference to Post-Effective Amendment No. 46.

(a)(17)	Amendment No. 16 to Master Trust Agreement is incorporated by reference to Post-Effective Amendment No. 46.

(a)(18)	Amendment No. 17 to Master Trust Agreement is incorporated by reference to Post Effective Amendment No. 49.

(a)(19)	Amendment No. 18 to Master Trust Agreement is filed herein.

(b)(2)	Amended and Restated By-Laws are incorporated by reference to Pre-Effective Amendment No. 1.

(b)(3)	Amended and Restated By-Laws are incorporated by reference to Post-Effective Amendment No. 38.

(b)(4)	Amended and Restated By-Laws dated November 30, 2005, is incorporated by reference to Post-Effective Amendment No. 47.

(b)(5)	Amendment and Restated By-Laws dated December 1, 2005, is incorporated by reference to Post-Effective Amendment No. 49.

(c)	Not Applicable.

(d)(1)	Investment Management Agreement dated December 1, 2005, between the Registrant and The Consulting Group (“Consulting Group”), a division of Citigroup Investment Advisory Services Inc. (“CIAS”), is incorporated by reference to Post-Effective Amendment No. 47.

(d)(2)	Investment Advisory Agreement dated June 23, 1997, between Smith Barney Mutual Funds Management Inc. (a predecessor advisor to CIAS) and Wall Street Associates (“WSA”) relating to Small Capitalization Growth Investments is incorporated by reference to Post-Effective Amendment No. 18.

(d)(3)	Investment Advisory Agreement, dated December 17, 2002, between Smith Barney Fund Management LLC (“SBFM,” a predecessor advisor to CIAS) and Philadelphia International Advisors LP (“PIA”) relating to International Equity Investments is incorporated by reference to Post-Effective Amendment No. 36.

(d)(4)	Investment Advisory Agreement dated April 1, 2004, between SBFM and Newgate LLP (“Newgate”, now Newgate Capital Management LLC) relating to Emerging Markets Equity Investments is incorporated by reference to Post-Effective Amendment No. 42.

(d)(5)	Investment Advisory Agreement, dated April 1, 2004, between SBFM and Westfield Capital Management Company (“Westfield”) relating to Large Capitalization Growth Investments is incorporated by reference to Post-Effective Amendment No. 42.

(d)(6)	Investment Advisory Agreement, dated June 7, 2004, between SBFM and Western Asset Management Company (“WAMCo”) relating to Core Fixed Income Investments is incorporated by reference to Post-Effective Amendment No. 42.

(d)(7)	Investment Advisory Agreement, dated July 1, 2004, between SBFM and Cambiar Investors, LLC (“Cambiar”) relating to Large Capitalization Value Equity Investments is incorporated by reference to Post-Effective Amendment No. 42.

(d)(8)	Investment Advisory Agreement, dated October 6, 2004, between SBFM and Pacific Investment Management Company LLC (“PIMCO”) relating to International Fixed Income Investments is incorporated by reference to Post-Effective Amendment No. 42.

(d)(9)	Investment Advisory Agreement, dated January 25, 2005, between SBFM and NFJ Investment Group L.P. (“NFJ”) relating to Large Capitalization Value Equity Investments is incorporated by reference to Post Effective Amendment No. 46.

(d)(10)	Investment Advisory Agreement, dated February 1, 2005, between SBFM and Delaware Management Company (“Delaware”), a series of Delaware Management Business Trust, relating to Small Capitalization Value Equity Investments is incorporated by reference to Post Effective Amendment No. 46.

(d)(11)	Investment Advisory Agreement, dated October 17, 2005, between SBFM and McDonnell Investment Management, LLC (“McDonnell”) relating to Municipal Bond Investments is incorporated by reference to Post Effective Amendment No. 46.

(d)(12)	Investment Advisory Agreement, dated August 21, 2006, between Consulting Group and Delaware relating to Large Capitalization Growth Investments is incorporated by reference to Post Effective Amendment No. 48.

(d)(13)	Investment Advisory Agreement, dated October 4, 2006, between Consulting Group and Penn Capital Management Co., Inc. (“Penn Capital”) relating to High Yield Investments is incorporated by reference to Post Effective Amendment No. 48.

(d)(14)	Investment Advisory Agreement, dated October 4, 2006, between Consulting Group and Wells Capital Management Incorporated (“Wells Cap”) relating to Large Capitalization Growth Investments is incorporated by reference to Post Effective Amendment No. 48.

(d)(15)	Investment Advisory Agreement, dated September 29, 2006, between Consulting Group and BlackRock Financial Management, Inc. (“BlackRock”) relating to Core Fixed Income Investments is incorporated by reference to Post Effective Amendment No. 48.

(d)(16)	Investment Advisory Agreement, dated March 16, 2007, between Consulting Group and Metropolitan West Asset Management LLC (“MWAM”) relating to Core Fixed Income Investments is incorporated by reference to Post-Effective Amendment No. 49.

(d)(17)	Investment Advisory Agreement, dated August 27, 2007, between Consulting Group and Schroder Investment Management North America Inc. (“SIMNA”) is incorporated by reference to Post-Effective Amendment No. 49.

(d)(18)	Investment Sub-Advisory Agreement, dated August 27, 2007, between SIMNA and Schroder Investment Management North America Ltd. is incorporated by reference to Post-Effective Amendment No. 49.

(d)(19)	Investment Advisory Agreement, dated May 12, 2000, between SSB Citi Fund Management LLC (“SSBCFM”, a predecessor advisor to CIAS) and PIMCO relating to Core Fixed Income Investments (formerly Intermediate Fixed Income Investments) is incorporated by reference to Post-Effective Amendment No. 49.

(d)(20)	Investment Advisory Agreement, dated May 12, 2000, between SSBCFM and NFJ relating to Small Capitalization Value Equity Investments is incorporated by reference to Post-Effective Amendment No. 49.

(d)(21)	Investment Advisory Agreement, dated July 6, 2000, between SSBCFM and Westfield relating to Small Capitalization Growth Investments is incorporated by reference to Post-Effective Amendment No. 49.

(d)(22)	Investment Advisory Agreement, dated September 18, 2000, between SSBCFM and Rutabaga Capital Management LLC (“Rutabaga”) relating to Small Capitalization Value Equity Investments is incorporated by reference to Post-Effective Amendment No. 49.

(d)(23)	Investment Advisory Agreement, dated July 31, 2001, between Consulting Group and Standish Mellon Asset Management Company LLC (“Standish Mellon”), relating to Money Market Investments (formerly Government Money Investments) is incorporated by reference to Post-Effective Amendment No. 49.

(d)(24)	Investment Advisory Agreement, dated July 16, 2001, between Consulting Group and Brandywine Asset Management, Inc. (“Brandywine”), relating to International Equity Investments is incorporated by reference to Post-Effective Amendment No. 49.

(d)(25)	Investment Advisory Agreement, dated October 8, 2001, between Consulting Group and Alliance Capital Management L.P. (now AllianceBernstein L.P. (“AllianceBernstein”), relating to Large Capitalization Value Equity Investments is incorporated by reference to Post-Effective Amendment No. 49.

(d)(26)	Investment Advisory Agreement, dated October 8, 2001, between Consulting Group and WAMCo relating to High Yield Investments is incorporated by reference to Post-Effective Amendment No. 49.

(d)(27)	Investment Advisory Agreement, dated April 1, 2004, between Consulting Group and SSgA Funds Management, Inc. (“SSgA”) relating to Emerging Markets Equity Investments is incorporated by reference to Post-Effective Amendment No. 49.

(d)(28)	Amendment, dated May 30, 2007, to Investment Advisory Agreement, dated April 1, 2004, between SBFM and Newgate relating to Emerging Markets Equity Investments is incorporated by reference to Post-Effective Amendment No. 49.

(d)(29)	Amended and Restated Appendix A, dated April 1, 2007 to the Investment Advisory Agreement, dated September 29, 2006, between Consulting Group and BlackRock is incorporated by reference to Post-Effective Amendment No. 49.

(e)(1)	Distribution Agreement dated June 5, 2000, between the Registrant and Salomon Smith Barney Inc. (now Citigroup Global Markets Inc.) is incorporated by reference to Post-Effective Amendment No. 49.

(f)	Not Applicable.

(g)(1)	Custodian Services Agreement dated as of January 1, 2007, between the Trust and Brown Brothers Harriman & Co. (“BBH”) is incorporated by reference to Post-Effective Amendment No. 48.

(g)(2)	Amendment to Custodian Services Agreement dated as of January 1, 2007, between the Trust and BBH is incorporated by reference to Post-Effective Amendment No. 49.

(h)(1)	Transfer Agency and Services Agreement dated January 1, 2006, between the Trust and PFPC Inc. is incorporated by reference to Post-Effective Amendment No. 48.

(h)(2)	Administration Agreement, dated October 6, 2006, and effective January 1, 2007, between the Trust and BBH is incorporated by reference to Post-Effective Amendment No. 48.

(i)	Opinion of Willkie Farr & Gallagher LLC, including Consent, is incorporated by reference to Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A filed on November 2, 1995.

(j)	Consent of KPMG LLP, dated December 26, 2007, an Independent Registered Public Accounting Firm, is filed herein.

(k)	Not Applicable.

(l)	Purchase Agreement between the Registrant and Shearson Lehman Brothers Inc. is incorporated by reference to Post-Effective Amendment No. 1.

(m)	Not Applicable.

(n)	Not Applicable.

(o)	Reserved.

(p)(1)	Code of Ethics-CIAS and Consulting Group Capital Markets Funds, dated December 1, 2005, is incorporated by reference to Post-Effective Amendment No. 47.

(p)(2)	Code of Ethics for AllianceBernstein, dated January 2007, is incorporated by reference to Post-Effective Amendment No. 49.

(p)(3)	Code of Ethics for BlackRock, dated September 30, 2007, is incorporated by reference to Post-Effective Amendment No. 49.

(p)(4)	Code of Ethics for Brandywine, dated December 11, 2006, is incorporated by reference to Post-Effetive Amendment No. 49.

(p)(5)	Code of Ethics for Cambiar, dated May 2005, is incorporated by reference to Post-Effective Amendment No. 49.

(p)(6)	Code of Ethics for Delaware, dated September 18, 2006, is incorporated by reference to Post-Effective Amendment No. 49.

(p)(7)	Code of Ethics for McDonnell, dated January 30, 2007, is incorporated by reference to Post-Effective Amendment No. 49.

(p)(8)	Code of Ethics for MWAM, dated February 2007, is incorporated by reference to Post-Effective Amendment No. 49.

(p)(9)	Code of Ethics for Newgate, dated May 17, 2007, is incorporated by reference to Post-Effective Amendment No. 49.

(p)(10)	Code of Ethics for NFJ, dated July 31, 2006, is incorporated by reference to Post-Effective Amendment No. 49.

(p)(11)	Code of Ethics for PIA, dated February 1, 2005, is incorporated by reference to Post-Effective Amendment No. 49.

(p)(12)	Code of Ethics for PIMCO, dated February 15, 2006, is incorporated by reference to Post-Effective Amendment No. 49.

(p)(13)	Code of Ethics for Rutabaga, dated October 4, 2004, is incorporated by reference to Post-Effective Amendment No. 49.

(p)(14)	Code of Ethics for Standish Mellon, dated February 2006, is incorporated by reference to Post-Effective Amendment No. 49.

(p)(15)	Code of Ethics for WSA, dated December 2006, is incorporated by reference to Post-Effective Amendment No. 49.

(p)(16)	Code of Ethics for WAMCo, dated September 2006, is incorporated by reference to Post-Effective Amendment No. 49.

(p)(17)	Code of Ethics for Western Asset Management Company, dated September 2006, is incorporated by reference to Post Effective Amendment No. 49.

(p)(18)	Code of Ethics for Westfield, dated January 16, 2007, is incorporated by reference to Post-Effective Amendment No. 49.

(p)(19)	Code of Ethics for Penn Capital, dated May 2, 2006, is filed herein.

(p)(20)	Code of Ethics for Wells Cap, dated February 2007, is filed herein.

(p)(21)	Code of Ethics for SIMNA, dated September 11, 2006, is incorporated by reference to Post-Effective Amendment No. 49.

(p)(22)	Code of Ethics for Schroder Investment Management North America Limited, dated January 26, 2006, is incorporated by reference to Post-Effective Amendment No. 49.

(p)(23)	Amendment and Supplement, dated May 2007 to the Code of Ethics for SSgA, dated October, 2005, is filed herein.

(q)	Power of Attorney, dated November 28, 2007, is filed herein.

Item 24.	Persons Controlled by or Under Common Control with Registrant

None.

Item 25.	Indemnification

Incorporated by reference to Pre-Effective Amendment No. 2 to the Registration Statement on Form N-1A as filed on January 7, 1993.

Item 26(a).	Business and Other Connections of Investment Advisors

Investment Manager — The Consulting Group

The Consulting Group and its predecessor have been in the investment consulting business since 1973. The Consulting Group is a division of Citigroup Investment Advisory Services Inc. (“CIAS”), which was incorporated in 2005 under the laws of the State of Delaware. CIAS is a wholly-owned subsidiary of Citigroup Inc. (“Citigroup”).

The list required by this Item 26 of officers and directors of CIAS and the Consulting Group, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two fiscal years is incorporated by reference to Form ADV filed by CIAS on behalf of Consulting Group pursuant to the Advisers Act (SEC File No. 801-64791).

Item 26(b).	Business and Other Connections of Advisors

Advisors — Standish Mellon Asset Management Company LLC.

Standish Mellon Asset Management Company LLC (“Standish Mellon”) serves as investment advisor to Money Market Investments. Standish Mellon has been registered as an investment advisor under the Advisers Act since 1940. Standish Mellon provides investment advisory services to individuals and institutions. Standish Mellon’s principal executive offices are located at One Financial Center, Boston, Massachusetts 02111.

The list required by this Item 26 of officers and directors of Standish Mellon, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by Standish Mellon pursuant to the Advisers Act (SEC File No. 801-60527).

Advisors — Western Asset Management Company

Western Asset Management Company (“WAMCo”) serves as investment advisor to Core Fixed Income Investments and High Yield Investments. WAMCo has been registered as an investment advisor under the Advisers Act since 1971. WAMCo serves as an investment advisor to institutions and retail clients. WAMCo’s principal executive offices are located at 385 E. Colorado Blvd., Pasadena, CA 91101.

The list required by this Item 26 of officers and directors of WAMCo, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by WAMCo pursuant to the Advisers Act (SEC File No. 801-8162).

Advisors — Pacific Investment Management Company LLC

Pacific Investment Management Company LLC (“PIMCO”) serves as an investment advisor to Core Fixed Income Investments and International Fixed Income Investments. PIMCO has been registered as an investment advisor under the Advisers Act since 1971. PIMCO serves as an investment advisor to institutions and retail clients. PIMCO’s principal executive offices are located at 840 Newport Center Drive, Suite 300, Newport Beach, CA 92660.

The list required by this Item 26 of officers and directors of PIMCO, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by PIMCO pursuant to the Advisers Act (SEC File No. 801-48187).

Advisors — BlackRock Financial Management, Inc.

BlackRock Financial Management, Inc. (“BlackRock”) serves as an investment advisor to Core Fixed Income Investments. BlackRock has been registered as an investment advisor under the Advisers Act since 1988. BlackRock serves as an investment advisor to institutional and retail clients. BlackRock’s principal executive offices are located at 40 East 52nd St., New York, NY 10022.

The list required by this Item 26 of officers and directors of BlackRock, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by BlackRock pursuant to the Advisers Act (SEC File No. 801-48433).

Advisors — NFJ Investment Group, L.P.

NFJ Investment Group, L.P. (“NFJ”) serves as an investment advisor to Small Capitalization Value Equity Investments and Large Capitalization Value Equity Investments. NFJ has been registered as an investment advisor under the Advisors Act since 1989. NFJ provides investment advisory services to a number of individual and institutional clients. NFJ’s principal executive offices are located at 2121 San Jacinto Street, Suite 700, Dallas, Texas 75201.

The list required by this Item 26 of officers and directors of NFJ, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by NFJ pursuant to the Advisers Act (SEC File No. 801-47940).

Advisors — Rutabaga Capital Management LLC

Rutabaga Capital Management, LLC (“Rutabaga”) serves as an investment advisor to Small Capitalization Value Equity Investments. Rutabaga has been registered as an investment advisor under the Advisors Act since 1999. Rutabaga provides investment advisory services to institutional clients. Rutabaga’s principal executive offices are located at 64 Broad Street, Boston, MA 02109.

The list required by this Item 26 of officers and directors of Rutabaga, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by Rutabaga pursuant to the Advisers Act (SEC File No. 801-56233).

Advisors — Wall Street Associates LLC

Wall Street Associates LLC (“WSA”) serves as an investment advisor to Small Capitalization Growth Investments. WSA has been registered as an investment advisor under the Advisers Act since 1987. WSA is the investment adviser of various institutional clients. WSA’s principal executive offices are located at 1200 Prospect Street, Suite 100, La Jolla, CA 92037.

The list required by this Item 26 of officers and directors of WSA, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedule A and D of Form ADV filed by WSA pursuant to the Advisers Act (SEC File No. 801-30019).

Advisors — Westfield Capital Management Company, LLC

Westfield Capital Management Company, LLC (“Westfield”) serves as an investment advisor to Small Capitalization Growth Investments and Large Capitalization Growth Investments. Westfield is the investment adviser of various institutional clients. Westfield’s principal executive offices are located One Financial Center, Boston, MA 02111.

The list required by this Item 26 of officers and directors of Westfield, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedule A and D of Form ADV filed by Westfield pursuant to the Advisers Act (SEC File No. 801-34350.

Advisors — SSgA Funds Management, Inc.

SSgA Funds Management, Inc. (“SSgA”) serves as an investment advisor to Emerging Markets Equity Investments. SSgA provides investment advisory services to a number of individual and institutional clients. SSgA’s principal executive offices are located at State Street Financial Center, One Lincoln Street,, Boston, MA 02111-2900.

The list required by this Item 26 of officers and directors of SSgA, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by SSgA pursuant to the Advisers Act (SEC File No. 801-60103).

Advisors — AllianceBernstein L.P.

AllianceBernstein L.P. (“AllianceBernstein”) serves as investment advisor to Large Capitalization Value Equity Investments. AllianceBernstein has been registered as an investment advisor under the Advisers Act since 1971. AllianceBernstein is the investment adviser of various institutional and individual clients. AllianceBernstein’s principal executive offices are located at 1345 Avenue of the Americas, New York, NY 10105.

The list required by this Item 26 of officers and directors of AllianceBernstein, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedule A and D of Form ADV filed by AllianceBernstein pursuant to the Advisers Act (SEC File No. 801-56720).

Advisors — Philadelphia International Advisors LP

Philadelphia International Advisors LP (“PIA”) serves as investment advisor to International Equity Investments. PIA has been registered as an investment advisor under the Advisors Act since 2002. PIA provides investment advisory services to individuals and institutions. PIA’s principal executive offices are located at One Liberty Place, 1650 Market Street, Suite 1400, Philadelphia, PA 19103.

The list required by this Item 26 of officers and directors of PIA, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by PIA pursuant to the Advisers Act (SEC File No. 801-60785).

Advisors — Brandywine Global Investment Management, LLC

Advisors — Brandywine Global Investment Management, LLC (“Brandywine”), serves as investment advisor to International Equity Investments. Brandywine is registered under the Advisors Act. Brandywine provides investment advisory services to individuals and institutions. Brandywine’s principal executive offices are located at Cira Centre, 2929 Arch Street, 8th Fl., Philadelphia, PA 19104.

The list required by this Item 26 of officers and directors of Brandywine together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedule A and D of the Form ADV filed by Brandywine pursuant to the Advisors Act (SEC File No. 801-27797)

Advisors — Newgate Capital Management LLC

Newgate Capital Management, LLC (“Newgate”), serves as an investment advisor to Emerging Markets Equity Investments. Newgate provides investment advisory services to individuals and institutions. Newgate’s principal executive offices are located at One Sound Shore Drive, Greenwich, CT 06830.

The list required by this Item 26 of officers and directors of Newgate, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by Newgate pursuant to the Advisers Act (SEC File No. 801-17465).

Advisors — Cambiar Investors, LLC

Cambiar Investors, LLC (“Cambiar”), serves as an investment advisor to Large Capitalization Value Equity Investments. Cambiar provides investment advisory services to individuals and institutions. Cambiar’s principal executive offices are located at 2401 E. Second Avenue, Suite 400, Denver, CO 80206.

The list required by this Item 26 of officers and directors of Cambiar, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by Cambiar pursuant to the Advisers Act (SEC File No. 801-60541).

Advisors — Delaware Management Company

Delaware Management Company, a series of Delaware Management Business Trust (“Delaware”), serves as an investment advisor to Small Capitalization Value Equity Investments and Large Capitalization Growth Investments. Delaware is a wholly-owned subsidiary of Lincoln Financial Group and is located at 2005 Market Street, Philadelphia, PA 19103.

The list required by this Item 26 of officers and directors of Delaware, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by Delaware pursuant to the Advisers Act (SEC File No. 801-32108).

Advisors — McDonnell Investment Management, LLC

McDonnell Investment Management, LLC (“McDonnell”), serves as an investment advisor to Municipal Bond Investments. McDonnell is primarily a fixed income manager. McDonnell’s principal executive offices are located at 1515 W. 22nd Street, 11th Floor, Oak Brook, IL 60523.

The list required by this Item 26 of officers and directors of McDonnell, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedule A and D of Form ADV filed by McDonnell pursuant to the Advisers Act (SEC File No. 801-60399).

Advisors — Wells Capital Management Incorporated

Wells Capital Management Incorporated (“Wells Cap”) serves as investment advisor to Large Capitalization Growth Investments. Wells Cap provides investment advisory services to individual and institutional clients. Wells Cap’s principal executive offices are located at 525 Market Street, 10th Floor, San Francisco, CA 94105.

The list required by this Item 26 of officers and directors of Wells Cap, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by Wells Cap pursuant to the Advisers Act (SEC File No. 801-21122).

Advisors — Penn Capital Management Co., Inc.

Penn Capital Management Co., Inc. (“Penn Capital”) serves as investment advisor to High Yield Investments. Penn Capital provides investment advisory services to individual and institutional clients. Penn Capital’s principal executive offices are located at The Liberty View Building, 457 Haddonfield Road, Suite 210, Cherry Hill, NJ 08002.

The list required by this Item 26 of officers and directors of Penn Capital, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by Penn Capital pursuant to the Advisers Act (SEC File No. 801-31452).

Advisors—Metropolitan West Asset Management LLC

Metropolitan West Asset Management, LLC (“MWAM”), serves as investment adviser to Core Fixed Income Investments. MWAM provides investment advisory services to individual and institutional clients. MWAM’s principal executive offices are located at 11766 Wilshire Blvd., Suite 1500, Los Angeles, CA 90025.

The list required by this Item 26 of officers and directors of MWAM, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by MWAM pursuant to the Advisers Act (SEC File No. 801-53332)

Advisors-Schroder Investment Management North America Inc. and Schroder Investment Management North America Ltd. (“Schroders”)

Schroders serves as investment adviser to International Equity Investments. Schroder’s provides investment advisory services to individual and institutional clients. Schroder’s principal executive offices are located at 875 Third Avenue, 22nd Floor, New York, NY 10022.

The list required by this Item 26 of officers and directors of Schroder’s, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by Schroder pursuant to the Advisers Act (SEC File No. 801-15834).

Item 27.	Principal Underwriters

(a)	Citigroup Global Markets Inc. (“CGMI”), a distributor of the Registrant, is the distributor for each series of Consulting Group Capital Markets Funds and various series of unit investment trusts.

CGMI is placement agent for Citigroup Alternative Investments Trust and Citigroup Alternative Investments Multi-Adviser Hedge Fund Portfolios (Series M) LLC.

(b)	The information required by this Item 27 with respect to each director, officer and partner of CGM is incorporated by reference to Schedule A of Form BD filed by CGMI pursuant to the Securities Exchange Act of 1934 (SEC File No. 8-8177).

(c)	Not applicable.

Item 28.	Location of Accounts and Records

Consulting Group Capital Markets Funds

222 Delaware Avenue, 7th Floor

Wilmington, DE 19801

Brown Brothers Harriman & Co.

50 Milk Street

Boston, MA 02109

State Street Bank and Trust Company

225 Franklin Street

Boston, MA 02110

Citigroup Global Markets Inc.; Citigroup Investment Advisory Services Inc.

485 Lexington Avenue

New York, NY 10017

787 Seventh Avenue

New York, NY 10019

PFPC Inc.

P. O. Box 9699

Providence, RI 02940-9699

Item 29.	Management Services

Not Applicable.

Item 30.	Undertakings

Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “1933 Act”), and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Post-Effective Amendment (the “Amendment”) to its Registration Statement to be signed on its behalf by the undersigned, and where applicable, the true and lawful attorney-in-fact, thereto duly authorized, in the City of New York and State of New York on the 27th day of December 2007. The Registrant certifies that the Amendment meets all of the requirements for effectiveness pursuant to Rule 485(b) under the 1933 Act.

CONSULTING GROUP CAPITAL MARKETS FUNDS

By:	/s/ James J. Tracy
James J. Tracy
Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Name	Title	Date

/s/ James J. Tracy James J. Tracy	Chief Executive Officer	December 27, 2007

/s/ James F. Walker James F. Walker	Chief Financial Officer	December 27, 2007

Walter E. Auch *	Trustee	December 27, 2007

H. John Ellis *	Trustee	December 27, 2007

Laurie A. Hesslein *	Trustee	December 27, 2007

Armon E. Kamesar *	Trustee	December 27, 2007

Stephen E. Kaufman *	Trustee	December 27, 2007

Mark J. Reed*	Trustee	December 27, 2007

W. Thomas Matthews*	Trustee	December 27, 2007

John J. Murphy *	Trustee	December 27, 2007

*	Signed pursuant to power of attorney dated November 28, 2007.

/s/ Paul F. Gallagher	December 27, 2007
Paul F. Gallagher
Secretary

Exhibit Index

(a)(19)	Amendment No. 18 to Master Trust Agreement

(j)	Consent of KPMG LLP, an Independent Registered Public Accounting Firm.

(p)(19)	Code of Ethics for Penn Capital Management Co., Inc.

(p)(20)	Code of Ethics for Wells Capital Management Incorporated

(p)(23)	Amendment and Supplement, dated May 2007 to the Code of Ethics for SSgA, dated October, 2005

(q)	Power of Attorney